UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Tellurian Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date Filed:

Tellurian Inc.

1201 Louisiana Street, Suite 3100

Houston, Texas 77002

(832) 962-4000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on                 , 2017

To the Stockholders of Tellurian Inc.:

We will hold an annual meeting of the stockholders of Tellurian Inc. (“Tellurian” or the “Company”), a Delaware corporation, on                 , 2017, at     a.m. local time at the Petroleum Club of Houston, located at 1201 Louisiana Street, 35th Floor, Houston, Texas 77002, for the following purposes:

1.	To elect the three nominees identified in the enclosed proxy statement as members of the board of directors of Tellurian, each to hold office for a three-year term expiring at the 2020 annual meeting of stockholders;

2.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017;

3.	To adopt an Amended and Restated Certificate of Incorporation to:

•	increase the number of shares of common stock the Company is authorized to issue from 300 million to 400 million, to increase the number of shares of preferred stock the Company is authorized to issue from 50 million to 100 million, and to eliminate the Series B convertible preferred stock of the Company that is no longer outstanding;

•	eliminate the right of the holders of common stock to vote with respect to future amendments to the Certificate of Incorporation that relate solely to the terms of the preferred stock;

•	add a provision giving the Board the exclusive authority to set the size of the Board;

•	add provisions relating to the Company’s classified board structure, the filling of vacancies and the removal of directors;

•	add a provision that permits stockholder action by written consent only if such action and the taking of such action by written consent have been previously approved by the Board;

•	add a “forum selection clause” pursuant to which certain legal actions would be subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware; and

•	make certain non-substantive amendments to eliminate provisions that are no longer necessary due to changes in applicable law, merely repeat what the General Corporation Law of the State of Delaware otherwise provides, or are otherwise unnecessary or outdated, and to provide additional clarity and/or to address minor matters;

4.	To approve and adopt an Amended and Restated Tellurian 2016 Omnibus Incentive Compensation Plan;

5.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the enclosed proxy statement;

6.	To approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers; and

7.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Only holders of record of Tellurian common stock, par value $0.01 per share, at the close of business on August 7, 2017, the record date for the annual meeting, are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

Tellurian’s board of directors recommends that you vote (1) “FOR” the election of each individual named as a director nominee in the enclosed proxy statement to the Company’s board of directors for a three-year term; (2) “FOR” the proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017; (3) “FOR” each sub-proposal to amend the Company’s Restated Certificate of Incorporation, (4) “FOR” the proposal to approve and adopt an Amended and Restated Tellurian 2016 Omnibus Incentive Compensation Plan; (5) “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers; and (6) for the approval, on a non-binding advisory basis, of a vote on executive compensation “EVERY THREE YEARS.”

To ensure your representation at the annual meeting, please complete and promptly mail your proxy card in the return envelope enclosed, or authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number or by using the Internet as described in the instructions included with your proxy card or voting instruction card. This will not prevent you from voting in person but will help to secure a quorum for the annual meeting and avoid added solicitation costs. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares, and the vote cannot be cast on any matter other than Proposal 2 unless you provide instructions to your broker or other nominee. You should follow the directions provided by your broker or other nominee regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the proxy statement accompanying this notice for more complete information regarding the annual meeting.

By Order of the Board of Directors,

Christopher Daniels, Corporate Secretary , 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON                 , 2017

Our notice of annual meeting of stockholders, proxy statement and annual report for the fiscal year ended December 31, 2016 are available at http://www.proxyvote.com.

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SUBMIT ALL PROXIES YOU RECEIVE. STOCKHOLDERS OF RECORD CAN SUBMIT THEIR PROXIES IN ANY ONE OF THREE WAYS:

•	BY TELEPHONE: CALL THE TOLL-FREE NUMBER ON YOUR PROXY CARD TO SUBMIT YOUR PROXY BY PHONE;

•	VIA INTERNET: VISIT THE WEBSITE ON YOUR PROXY CARD TO SUBMIT YOUR PROXY VIA THE INTERNET; OR

•	BY MAIL: MARK, SIGN, DATE, AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE METHOD BY WHICH YOU DECIDE TO SUBMIT YOUR PROXY WILL NOT LIMIT YOUR RIGHT TO VOTE AT THE ANNUAL MEETING. IF YOU LATER DECIDE TO ATTEND THE ANNUAL MEETING IN PERSON, YOU MAY VOTE YOUR SHARES EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

IF YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER NOMINEE, YOU MUST FOLLOW THE VOTING INSTRUCTIONS PROVIDED BY THE NOMINEE. IN ADDITION, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE NOMINEE TO BE ABLE TO VOTE IN PERSON AT THE MEETING. YOU MAY BE ABLE TO SUBMIT YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS THE NOMINEE PROVIDES.

ii

APPENDIX B-1: AMENDED AND RESTATED BY-LAWS OF TELLURIAN INC.	B-1-1

APPENDIX B-2: MARKED VERSION OF AMENDED AND RESTATED BY-LAWS OF TELLURIAN INC.	B-2-1

APPENDIX C-1: AMENDED AND RESTATED TELLURIAN INC. 2016 OMNIBUS INCENTIVE COMPENSATION PLAN	C-1-1

APPENDIX C-2: MARKED VERSION OF AMENDED AND RESTATED TELLURIAN INC. 2016 OMNIBUS INCENTIVE COMPENSATION PLAN	C-2-1

iii

PRELIMINARY COPY SUBJECT TO COMPLETION

Tellurian Inc.

1201 Louisiana Street, Suite 3100

Houston, Texas 77002

(832) 962-4000

PROXY STATEMENT

The Tellurian Inc. (“Tellurian” or the “Company”) board of directors (the “Board”) is soliciting the accompanying proxy for use in connection with an annual meeting of stockholders (including any adjournment or postponement thereof, the “Meeting”) to be held on                 , 2017, at     a.m. local time at the Petroleum Club of Houston, located at 1201 Louisiana Street, 35th Floor, Houston, Texas 77002.

This proxy statement and the accompanying notice of annual meeting, proxy card and annual report for the fiscal year ended December 31, 2016 are being mailed to stockholders on or about                 , 2017.

EXPLANATORY NOTE REGARDING MAGELLAN/TELLURIAN MERGER

On February 10, 2017, Tellurian, which was formerly known as Magellan Petroleum Corporation (“Magellan”), completed the merger (the “Merger”) contemplated by the Agreement and Plan of Merger, dated as of August 2, 2016, by and among Magellan, Tellurian Investments Inc. (“Tellurian Investments”) and River Merger Sub, Inc. (“Merger Sub”), as amended (the “Merger Agreement”). At the effective time of the Merger, each outstanding share of common stock of Tellurian Investments was canceled and converted into the right to receive 1.300 shares of common stock of Magellan, and Merger Sub merged with and into Tellurian Investments, with Tellurian Investments continuing as the surviving corporation and a subsidiary of Magellan. In addition, at or contemporaneously with the closing of the Merger:

•	Magellan amended its certificate of incorporation and by-laws to change its name to “Tellurian Inc.”

•	Each of the members of the Company’s board of directors resigned, and those directors were replaced by directors designated by Tellurian Investments.

•	Members of the senior management of Tellurian Investments were appointed as the executive officers of the Company, except that Antoine J. Lafargue, Chief Executive Officer and Chief Financial Officer of Magellan, remained as the Chief Financial Officer of the Company.

•	The Company changed its fiscal year end from June 30 to December 31.

This proxy statement includes certain historical information relating to the board of directors, executive officers and governance arrangements of the Company during periods ended prior to the completion of the Merger, including the six-month period ended December 31, 2016 (the “Transition Period”). This proxy statement also includes certain disclosures concerning the Company’s board of directors and officers currently in office. We use the term “Magellan” in this proxy statement to refer to the Company prior to the completion of the Merger.

INFORMATION ABOUT THE MEETING

Date, Time, and Place

The Meeting will take place at     a.m. local time, on                 , 2017, at the Petroleum Club of Houston, located at 1201 Louisiana Street, 35th Floor, Houston, Texas 77002.

Purpose; Other Matters

At the Meeting, holders of Tellurian shares will be asked to consider and vote upon six proposals, one of which is comprised of seven sub-proposals. The first proposal will be to elect to the Board for a three-year term the three individuals named as director nominees in this proxy statement. The second proposal will be to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017. The third proposal will be to adopt an Amended and Restated Certificate of Incorporation of the Company. This proposal is comprised of seven sub-proposals, denominated as sub-proposals 3A through 3G, reflecting various proposed amendments to the current Restated Certificate of Incorporation. The fourth proposal will be to approve and adopt an Amended and Restated Tellurian 2016 Omnibus Incentive Compensation Plan. The fifth proposal will be to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers. The sixth proposal will be to approve, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Holders of Tellurian shares may also be asked to consider and vote upon such other matters as may properly come before the Meeting, or any adjournment or postponement of the Meeting. As of the mailing date of this proxy statement, the Board knows of no other matter to be presented at the Meeting. If, however, other matters incident to the conduct of the Meeting are properly brought before the Meeting, or any adjournment or postponement of the Meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment with respect to those matters.

Recommendation of the Tellurian Board

The Board has carefully reviewed and considered the terms and conditions of each of the matters to be considered at the Meeting. Based on its review, the Board recommends that you vote (i) “FOR” the election of each individual named as a director nominee in this proxy statement to the Board for a three-year term; (ii) “FOR” the proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017; (iii) “FOR” each sub-proposal to amend the Company’s Restated Certificate of Incorporation, (iv) “FOR” the proposal to approve and adopt an Amended and Restated Tellurian 2016 Omnibus Incentive Compensation Plan; (v) “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers; and (vi) “FOR” the approval, on a non-binding advisory basis, of the frequency of future advisory votes on compensation of the Company’s named executive officers “EVERY THREE YEARS.”

Record Date, Outstanding Shares, and Voting Rights

Each holder of record of Tellurian common stock at the close of business on August 7, 2017, the record date, is entitled to notice of and to vote at the Meeting. Each such stockholder is entitled to cast one vote for each share of Tellurian common stock on each matter properly submitted for the vote of stockholders at the Meeting. As of the record date, there were                 shares of Tellurian common stock issued and outstanding and entitled to vote at the Meeting. The holders of Tellurian common stock are voting on each sub-proposal set forth in Proposal 3.

Quorum and Vote Required; “Broker Non-Votes,” Abstentions, and Withholding Authority

Quorum Required

A quorum of Tellurian stockholders is necessary to hold the Meeting. In accordance with the Company’s by-laws, the holders of 33 1⁄3% of the total number of shares issued and outstanding and entitled to be voted at the Meeting, present in person or by proxy, will constitute a quorum for the transaction of business. Stockholders are counted as present at the Meeting if they are present in person or have authorized a valid proxy. The presence of holders of at least                 shares of Tellurian common stock will constitute a quorum. Under the General Corporation Law of the State of Delaware (the “DGCL”), abstentions and “broker non-votes” (described below) are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Meeting. Shares of Tellurian common stock held by stockholders who are not present in person or by proxy will not be counted towards a quorum.

Vote Required

The election of each director nominee set forth in Proposal 1 will require the affirmative vote of the holders of a plurality of the outstanding shares of Tellurian common stock. Approval of each of Proposals 2, 4, 5 and 6 will require the affirmative vote of the holders of a majority of the outstanding shares of Tellurian common stock present in person or represented by proxy at the Meeting and entitled to vote on the matter. Because Proposal 6 has three possible substantive responses (every three years, every two years or every one year), if none of the frequency alternatives receives the affirmative vote of the holders of a majority of the outstanding shares of Tellurian common stock present in person or represented by proxy at the Meeting and entitled to vote on the matter, then we will consider stockholders to have approved the frequency selected by the holders of a plurality of the outstanding shares of Tellurian common stock.

Proposal 3 is comprised of sub-proposals 3A through 3G, each of which will be subject to a separate vote of the stockholders. Approval of each sub-proposal will require the affirmative vote of the holders of a majority of the outstanding shares of common stock. Notwithstanding that each sub-proposal will be subject to a separate vote of the stockholders, the sub-proposals are cross-conditioned such that approval of all sub-proposals is required for any of them to take effect. Accordingly, if any sub-proposal is not approved by stockholders, none of the sub-proposals will be implemented. If all of the sub-proposals are approved, we intend to file an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware reflecting the proposed changes. The Amended and Restated Certificate of Incorporation will be effective immediately upon filing with the Secretary of State, and certain changes to our by-laws will also become effective by action of the Board as described in “Proposal 3—Proposal to Adopt an Amended and Restated Certificate of Incorporation—Proposed Changes to Current By-laws.”

Differences Between Holding Shares as a Stockholder of Record and as a Beneficial Owner; Broker Non-Votes

If your shares are registered directly in your name with Tellurian’s transfer agent, Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”), you are considered the “stockholder of record” of those shares, and the notice of annual meeting of stockholders, proxy statement, proxy card and annual report for the fiscal year ended December 31, 2016 have been sent directly to you by Tellurian. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of such shares held in street name, and the proxy materials have been forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by using the voting instruction card included in the mailing or by following the instructions for submitting your voting instructions by telephone or on the Internet.

Broker non-votes occur when a nominee holding Tellurian shares for a beneficial owner returns a properly executed proxy but has not received voting instructions from the beneficial owner, and such nominee does not possess discretionary authority with respect to such shares. Brokers are not allowed to exercise their voting discretion with respect to the approval of matters which are considered “non-routine” under applicable rules without specific instructions from the beneficial owner. Except for Proposal 2, all of the matters to be voted on at the Meeting are considered non-routine. Accordingly, your broker will not be entitled to vote your shares on Proposal 1, 3, 4, 5 or 6 unless you provide instructions on how to vote by filling out the voter instruction form sent to you by your broker with this proxy statement.

Abstentions and Withhold Votes

An “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal. Stockholders may abstain with respect to any of the proposals described in this proxy statement other than Proposal 1. With respect to Proposal 1, a stockholder may vote in favor of the election of a particular nominee or may cast a “withhold” vote.

Effects of Broker Non-Votes, Abstentions and Withhold Votes

For Proposals 2, 3, 4, 5 and 6, an abstention will have the same effect as a vote “AGAINST” the proposal. A “withhold” vote may be cast on Proposal 1 but will have no effect on the outcome of the vote. Broker non-votes will have the same effect as a vote “AGAINST” Proposal 3 but will have no effect on the outcome of voting on Proposal 1, 2, 4, 5 or 6.

Voting by Tellurian Directors and Executive Officers

As of the record date, the directors and executive officers of Tellurian beneficially owned and were entitled to vote                 shares of Tellurian common stock, which represent approximately         % of the voting power of the Tellurian capital stock. The directors and executive officers of Tellurian are expected to vote “FOR” all the proposals being considered at the Meeting.

Adjournment and Postponement

Adjournments and postponements of the Meeting may be made for the purpose of, among other things, soliciting additional proxies. The Meeting may be adjourned by the vote of a majority of Tellurian shares present in person or represented by proxy at the Meeting, even if less than a quorum.

Voting of Proxies

Voting by Proxy Card

All Tellurian shares entitled to vote and represented by properly executed proxies received prior to the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions indicated on the proxy card accompanying this proxy statement. If no direction is given and the proxy is validly executed, the stock represented by the proxy will be voted in favor of the election of each director nominee described in Proposal 1, “FOR” Proposals 1–5 and for “EVERY THREE YEARS” for Proposal 6. The persons authorized under the proxies will vote upon any other business that may properly come before the Meeting according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. Tellurian does not anticipate that any other matters will be raised at the Meeting.

If you are a holder of record, there are two additional ways to submit your proxy:

Submit your proxy by telephone—call toll free 1-800-690-6903.

•	Submit your proxy 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Standard Time on September 19, 2017.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

Submit your proxy by the Internet—http://www.proxyvote.com.

•	Use the Internet to submit your proxy 24 hours a day, 7 days a week, until 11:59 p.m. Eastern Standard Time on September 19, 2017.

•	Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

Submitting your proxy by telephone or Internet authorizes the named proxies to vote your shares at the Meeting or any adjournment or postponement thereof in the same manner as if you had marked, signed and returned your proxy card. The law of Delaware, where Tellurian is incorporated, allows a proxy to be sent electronically, so long as it includes or is accompanied by information that lets the inspector of elections know that it has been authorized by the stockholder.

If your shares are held in “street name,” your broker or other nominee may provide the option of submitting your voting instructions through the Internet or by telephone instead of by mail. Please check the voting instruction card provided by your broker or other nominee to see which options are available and the procedures to be followed.

Voting by Attending the Meeting

Holders of record of Tellurian shares and their authorized proxies may also vote their shares in person at the Meeting. If a stockholder attends the Meeting, he or she may submit his or her vote in person, and any previous proxies submitted by the stockholder will be superseded by the vote that such stockholder casts at the Meeting.

Revocability of Proxies

You may revoke your proxy at any time before the vote is taken at the Meeting. If you are a holder of record, you may revoke your proxy by:

1.	giving written notice of revocation no later than the commencement of the Meeting to Tellurian’s Corporate Secretary:

•	if before commencement of the Meeting on the date of the Meeting, by personal delivery to Tellurian’s Corporate Secretary at the Petroleum Club of Houston, located at 1201 Louisiana Street, 35th Floor, Houston, Texas 77002; and

•	if delivered before the date of the Meeting, to Tellurian’s Corporate Secretary at Tellurian’s offices, 1201 Louisiana Street, Suite 3100, Houston, Texas 77002;

2.	delivering no later than the commencement of the Meeting a properly executed, later-dated proxy; or

3.	voting in person at the Meeting; however, simply attending the Meeting without voting will not revoke an earlier proxy.

Voting by proxy will in no way limit your right to vote at the Meeting if you later decide to attend in person. If your stock is held in the name of a broker or other nominee, you must obtain a proxy, executed in your favor, to be able to vote at the Meeting, and must follow instructions provided to you by your broker or other nominee to revoke or change your vote.

Solicitation of Proxies; Expenses

The entire expense of preparing and mailing this proxy statement and any other soliciting material (including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors, and solicitors, public relations, transportation, and litigation) will be borne by Tellurian. In addition to the use of the mail, Tellurian or certain of its officers or other employees may solicit proxies by telephone and personal solicitation; however, no additional compensation will be paid to those officers or employees in connection with such solicitation. In addition, the Company has retained Broadridge to provide or coordinate specified telephone and Internet voting, mailing, handling, inspector of election, tabulation, and document hosting services. The estimated fees and expenses payable to Broadridge by the Company for these services are approximately $20,000, plus per item charges for each registered or beneficial stockholder vote, per document charges for the hosting services, and reimbursement of Broadridge’s mailing costs and expenses.

Banks, brokerage houses, and other custodians, nominees, and fiduciaries will be requested to forward solicitation material to the beneficial owners of Tellurian stock that such institutions hold of record, and the Company will reimburse such institutions for their reasonable out-of-pocket disbursements and expenses.

No Appraisal Rights

There are no appraisal rights pursuant to Section 262 of the DGCL with respect to any of the proposed corporate actions on which the stockholders are being asked to vote.

Assistance

If you need assistance in completing your proxy card, have questions regarding the Meeting, the proposals to be made at the Meeting or how to submit your proxy, or want additional copies of this proxy statement or the enclosed proxy card, please contact the Corporate Secretary of Tellurian at (832) 962-4000.

PROPOSAL 1—ELECTION OF DIRECTORS TO THE COMPANY’S BOARD

In accordance with the Company’s by-laws, three directors are to be elected at the Meeting to hold office for a term of three years, expiring with the 2020 annual meeting of stockholders. The Company’s by-laws provide for three classes of directors who are to be elected for terms of three years each and until their successors shall have been elected and shall have been duly qualified. Each of the nominees for election at the Meeting, Diana Derycz-Kessler, Dillon J. Ferguson, and Meg A. Gentle, is currently serving as a director of the Company. Each of Mses. Derycz-Kessler and Gentle and Mr. Ferguson has consented to being named in this proxy statement as a nominee for election as a director and will serve as a director if elected.

Under the DGCL, the election of directors requires a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at the Meeting. The term “plurality” means that the three director nominees receiving the greatest number of votes will be elected. Proxies may be voted only for the number of director nominees named by the Board. Withhold votes and broker non-votes will have no effect on the outcome of the vote on this proposal.

Background Information About the Nominees and Other Directors

The following sets forth certain information about (i) each of the Company’s nominees for election as a director at the Meeting to hold office for a term expiring at the 2020 annual meeting of stockholders, and (ii) each director whose term of office continues beyond the Meeting. The information presented includes, with respect to each such person: (a) the year during which he or she first became a director of the Company; (b) his or her other positions with the Company, if any; (c) his or her business experience for at least the past five years; (d) any other director positions held currently or at any time during the past five years with any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended; (e) information regarding involvement in certain legal or administrative proceedings, if applicable; (f) his or her age as of the date of this proxy statement; and (g) the experience, qualifications, attributes, or skills that led to the conclusion that the person should serve as a director for the Company. There are no family relationships among any of Tellurian’s directors or executive officers.

Director Nominees to Hold Office for a Term Expiring at the 2020 Annual Meeting of Stockholders

Name	Other Positions Held with the Company	Age and Business Experience
Diana Derycz-Kessler	Member of the Audit Committee, Compensation Committee, and Governance and Nominating Committee	Ms. Derycz-Kessler (age 52) has served as a director of Tellurian since February 10, 2017, and she served as a director of Tellurian Investments from December 2016 to February 2017. Ms. Derycz-Kessler has an extensive background in law, business and finance and has been an investor in private and public companies, including as a principal of Bristol Capital Advisors, LLC since 2000. Her companies invest in emerging growth public and private companies that are in a variety of sectors, including oil and gas, biotechnology, technology, education and real estate. Through her investment activities, she has assumed active operational roles, including special counsel to the investment advisory firm Bristol Capital Advisors, LLC, a 17-year tenure as Chief Executive Officer of media arts college Los Angeles Film School, and manager of commercial property partnerships. Ms. Derycz-Kessler’s early career began as a lawyer in the international oil and gas sector, working

Name	Other Positions Held with the Company	Age and Business Experience

at the law firm of Curtis, Mallet-Prevost, Colt & Mosle LLP in New York. Subsequently she joined Occidental Petroleum Corporation, overseeing legal for its Latin American exploration and production operations. More recently in 2016, Ms. Derycz-Kessler became a partner in UNESCO’s TeachHer program, a private–public sector partnership bridging the global gender gap in education. Ms. Derycz-Kessler holds a law degree from Harvard Law School and a master’s degree from Stanford University in Latin American Studies. She obtained her undergraduate “double” degree in History and Latin American Studies from University of California, Los Angeles (UCLA).

Ms. Derycz-Kessler is qualified to serve as a director of Tellurian due to her knowledge of and experience in the energy industry and her leadership and management experience.

Dillon J. Ferguson	Chairman of the Governance and Nominating Committee

Mr. Ferguson (age 70) has served as a director of Tellurian since February 10, 2017, and he served as a director of Tellurian Investments from December 2016 to February 2017. Mr. Ferguson is a partner at Pillsbury Winthrop Shaw Pittman LLP in its energy and litigation practices. Mr. Ferguson focuses his practice on oil and gas law, with an emphasis on both transaction and litigation matters. His clients are comprised of companies and individuals who are engaged in oil and gas activities, including exploration, production, processing, transportation, marketing and consumption. Mr. Ferguson has been a partner at Pillsbury Winthrop Shaw Pittman LLP since May 2016. He was a partner at Andrews Kurth LLP from 2001 to May 2016. Mr. Ferguson earned his B.B.A. from The University of Texas at Austin in 1970 and his J.D. from South Texas College of Law in 1973.

Mr. Ferguson is qualified to serve as a director of Tellurian due to his experience practicing law and counseling energy companies involved in a wide array of transaction and litigation matters.

Meg A. Gentle	President and Chief Executive Officer	Ms. Gentle (age 43) has served as a director and as President and Chief Executive Officer of Tellurian since February 10, 2017 and as President and Chief Executive Officer of Tellurian Investments since August 31, 2016. Ms. Gentle previously served as Executive Vice President-Marketing at Cheniere Energy Inc. (“Cheniere”) from February 2014 until August 2016 and served as Senior Vice President-Marketing from June 2013 to February 2014, Senior Vice President and Chief Financial Officer from March 2009 to June 2013, Senior Vice President-Strategic Planning & Finance from February 2008 to March 2009, Vice President of Strategic Planning from

Name	Other Positions Held with the Company	Age and Business Experience

September 2005 to February 2008 and Manager of Strategic Planning from June 2004 to September 2005. Prior to joining Cheniere, Ms. Gentle spent eight years in energy market development, economic evaluation and long-range planning. She conducted international business development and strategic planning for Anadarko Petroleum Corporation, a publicly traded integrated energy company, from January 1998 to May 2004 and energy market analysis for Pace Global Energy Services, an energy management and consulting firm, from August 1996 to December 1998. Ms. Gentle received a B.A. in Economics and International Affairs from James Madison University in May 1996 and an M.B.A. from Rice University in May 2004.

Ms. Gentle is qualified to serve as a director of Tellurian due to her knowledge of and experience in the liquefied natural gas (“LNG”) industry and her experience and expertise in finance and financial reporting. In addition to her industry experience and financial qualifications, she is qualified due to her leadership skills and senior management experience in the LNG industry.

Directors Continuing in Office for a Term Expiring at the 2018 Annual Meeting of Stockholders

Name	Other Positions Held with the Company	Age and Business Experience
Martin Houston	Vice Chairman of the Board	Mr. Houston (age 59) has served as a director of Tellurian since February 10, 2017, and he served as a director of Tellurian Investments from February 2016 to February 2017. He was also President of Tellurian Investments from February 2016 until August 2016. Immediately prior to Tellurian Investments, Mr. Houston served as Chairman of Parallax Enterprises LLC (“Parallax Enterprises”) starting in December 2014. From February 2014 until December 2014, Mr. Houston was performing preliminary work related to the formation and business of Parallax Enterprises. Having spent more than three decades at BG Group plc, a FTSE 10 international integrated oil and gas company, Mr. Houston retired in February 2014 as the Group’s Chief Operating Officer and an executive director, which positions he held since November 2011 and 2009, respectively. From 2004 to 2009, he was a non-executive director of Severn Trent plc, a U.K. water and sewerage company, he is a former director of the Society of International Gas Tanker and Terminal Operators (SIGTTO), and from 2008 to 2014 he was the vice president for the Americas of GIIGNL, the International Group of Liquefied Natural Gas Importers. Mr. Houston is the international chairman of the Houston-based investment bank Tudor Pickering Holt, sits on the National Petroleum Council of the United States, is a non-executive director of The British United Provident Association Limited (BUPA) (an international healthcare group, serving more

Name	Other Positions Held with the Company	Age and Business Experience

than 14 million customers in over 190 countries), and is a nonexecutive director of CC Energy Development (a private oil and gas exploration and production company). He is the North American vice chairman of Hakluyt & Company Limited, a strategic information consultancy, and a senior advisor to Gresham Advisory Partners Limited, an M&A advisory firm based in Sydney, Australia. Mr. Houston was the first recipient of the CWC LNG Executive of the Year award in 2011 and is a Companion of the Institution of Gas Engineers and Managers as well as a Fellow of the Geological Society of London. As a lover of opera, he sits on the Development Committee of the Royal Opera House in London. In addition, he is on the advisory board of the Center on Global Energy Policy at Columbia University’s School of International Public Affairs (SIPA) in New York.

Mr. Houston is qualified to serve as a director of Tellurian due to his knowledge of and experience in the LNG industry. In addition to his industry experience, he is qualified due to his leadership skills and long-standing senior management experience in the energy industry.

Jean Jaylet

Mr. Jaylet (age 52) has served as a director of Tellurian since February 10, 2017, and he served as a director of Tellurian Investments from January 2017 to February 2017. He joined TOTAL S.A. in 1992 in the North Sea division of the Exploration & Production branch, initially as an economist and then as a transportation assets manager for TOTAL Exploration & Production Norge in Oslo. In 1999, he moved to the Gas and Power branch of the TOTAL group and was successively in charge of gas and power trading development for Europe and then gas trading manager in Houston. In 2006, Mr. Jaylet took the position of Vice President Marketing for TOTAL Indonesia based in Jakarta and became subsequently Vice President for the Southern Cone in Paris. Since August 2015, he has been Vice President LNG & Economy in the Gas, Renewables & Power branch of TOTAL S.A. and a member of the Gas Management Committee. Mr. Jaylet started his career in 1989 as an economy lecturer at the IFP School (French Petroleum Institute) in France. He holds degrees from the Ecole Nationale Supérieure d’Arts et Métiers (ENSAM) and from the IFP School (energy and markets program).

Mr. Jaylet is qualified to serve as a director of Tellurian due to his knowledge of and experience in the energy industry.

TOTAL Delaware, Inc. (“TOTAL”), a Delaware corporation and subsidiary of TOTAL S.A., has the right to designate for election one member of Tellurian’s Board. Jean Jaylet, whose biographical information is above, is the current TOTAL designee. TOTAL will retain this right for so long as its percentage ownership of Tellurian’s voting stock is at least 10%. Tellurian, Tellurian Investments, TOTAL, Charif Souki, the Souki Family 2016 Trust, and Martin Houston entered into a voting agreement pursuant to which Messrs. Souki and Houston and the Souki Family 2016 Trust agreed to vote all shares of Tellurian stock that they own in favor of the TOTAL board designee for so long as TOTAL owns not less than ten percent (10%) of the outstanding shares of Tellurian common stock.

Director Continuing in Office for a Term Expiring at the 2019 Annual Meeting of Stockholders

Name	Other Positions Held with the Company	Age and Business Experience
Brooke A. Peterson	Chairman of the Compensation Committee and Member of the Audit Committee

Mr. Peterson (age 67) has served as a director of Tellurian since February 10, 2017, and he served as a director of Tellurian Investments from July 2016 to February 2017. He has been involved in construction, resort development and real estate for more than 35 years, and has been extensively involved in non-profit work since moving to Aspen, Colorado, in 1975. Mr. Peterson is a member of the Colorado Bar and has been licensed to practice law for over 30 years, has served as an arbitrator and mediator since 1985, and has served as a Municipal Court Judge in Aspen since 1981. Mr. Peterson has served as Manager of Ajax Holdings LLC and its affiliated companies since December 2012 and as the Chief Executive Officer of Coldwell Banker Mason Morse since January 2013. Mr. Peterson earned his B.A. degree from Brown University in 1972 and his J.D. degree from the University of Denver College of Law in 1975.

Mr. Peterson is qualified to serve as a director of Tellurian due to his knowledge of and experience in project development and the construction industry.

Charif Souki	Chairman of the Board

Mr. Souki (age 64) has served as a director of Tellurian since February 10, 2017, and he served as a director and Chairman of the board of directors of Tellurian Investments from February 2016 to February 2017. Mr. Souki founded Cheniere in 1996 and served as Chairman of the board of directors (2000–2015), Chief Executive Officer (2003–2015), and President (2003–2004 and 2008–2015) until December 2015. Prior to Cheniere, Mr. Souki was an investment banker. Mr. Souki serves on the board of trustees of the American University of Beirut, as a member of the Advisory Board of the Center on Global Energy Policy at Columbia University, and on the International Advisory Board for the Neurological Research Institute (NRI) at Texas Children’s Hospital. Mr. Souki received a B.A. from Colgate University and an M.B.A. from Columbia University.

Mr. Souki is qualified to serve as a director of Tellurian due to his knowledge of and experience in the LNG industry, including his leading the conception, development and construction of the first large-scale LNG export facility in the United States. In addition to his industry experience, he is qualified due to his leadership skills, long-standing senior management experience and public company board experience in the LNG industry.

Don A. Turkleson	Chairman of the Audit Committee	Mr. Turkleson (age 63) has served as a director of Tellurian since March 7, 2017, and he served as Vice President and Chief

Name	Other Positions Held with the Company	Age and Business Experience

Financial Officer of Gulf Coast Energy Resources, LLC, a privately held energy exploration and production company, from April 2012 until his retirement in April 2015. He served as Senior Vice President and Chief Financial Officer of Cheniere Energy Partners GP from November 2006 to March 2009 and was a member of the board of directors of Cheniere Partners GP from November 2006 until September 2012. From December 2013 until February 2017, Mr. Turkleson served on the board of directors and audit committee of Cheniere Energy Partners LP Holdings, LLC. Since October 2016, Mr. Turkleson has served on the board of directors, on the executive committee and as chairman of the finance and audit committees of ACCEL Energy Canada Limited, a privately held company constructing and operating facilities for the delivery of energy, ultra-clean fuels and specialty products. From November 2013 until July 2015, he served on the board of directors of the general partner of QEP Midstream Partners, L.P., a midstream publicly traded master limited partnership. In addition, he served on the board of directors and as the chairman of the audit committee of Miller Energy Resources, Inc., a publicly traded energy exploration, production and drilling company, from January 2011 to April 2014. Mr. Turkleson is a Certified Public Accountant and received a B.S. in Accounting from Louisiana State University.

Mr. Turkleson is qualified to serve as a director of Tellurian due to his background and experience in the energy industry and his background as a Certified Public Accountant.

Corporate Governance

Director Independence

Tellurian common stock is listed on the Nasdaq Capital Market under the trading symbol “TELL.” Nasdaq listing rules require that a majority of the Company’s directors be “independent directors,” as defined by Nasdaq corporate governance standards. Generally, a director does not qualify as an independent director if the director has, or in the past three years has had, certain material relationships or affiliations with the Company, its external or internal auditors, or is an employee of the Company.

The Board is currently comprised of eight directors: Charif Souki, Martin Houston, Meg A. Gentle, Diana Derycz-Kessler, Dillon J. Ferguson, Jean Jaylet, Brooke A. Peterson, and Don A. Turkleson. The Board has determined that each of Ms. Derycz-Kessler and Messrs. Ferguson, Jaylet, Peterson, and Turkleson are “independent” for purposes of the Nasdaq listing standards. The Board has determined that Ms. Gentle, Mr. Souki and Mr. Houston are not independent in view of their current or prior executive roles with the Company or its subsidiaries. In assessing the independence of Mr. Peterson, the Board considered his role as the Chief Executive Officer of a company, Ajax Holdings, LLC, which is wholly owned by Mr. Souki. In assessing the independence of Mr. Ferguson, the Board considered his role as a partner at Pillsbury Winthrop Shaw Pittman LLP, a law firm that represented Tellurian Investments in a recently settled lawsuit.

Board Leadership Structure; Executive Sessions

Currently, Ms. Gentle is the Company’s President and Chief Executive Officer, and Mr. Souki is its Chairman. The Board believes that having different individuals serving in the separate roles of Chairman of the

Board and Chief Executive Officer is in the best interest of stockholders in the Company’s current circumstances because it reflects the Chief Executive Officer’s responsibility over management of the Company’s operations and the Chairman’s oversight of board functions and strategic development. The Board considers its leadership structure on a regular basis.

Board Role in Risk Oversight

The Board has an active role, as a whole and at the committee level, in overseeing management of the Company’s risks. The Board regularly receives reports from members of senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, environmental, and strategic and reputational risks. The full Board or an appropriate committee receives these reports from the appropriate executive so that it may understand and oversee the strategies used to identify, manage, and mitigate risks. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s incentive compensation plans, policies, practices and arrangements by considering whether such plans, policies, practices and arrangements encourage unnecessary or excessive risk taking, and presenting concerns to the full Board. The Audit Committee oversees management of financial, legal, and regulatory risks, including with respect to related party transactions and certain potential conflicts of interest. The Governance and Nominating Committee manages risks associated with the independence of the Board.

Code of Conduct and Business Ethics

The Company has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that summarizes Tellurian’s compliance and ethical standards and the expectations it has for its officers, directors, and employees. Under the Code of Conduct, all directors, officers, and employees must follow ethical business practices in all business relationships, both within and outside of the Company.

The Code of Conduct is available on the Company’s website, http://www.tellurianinc.com, under the heading “Investors—Company and governance—Governance documents.” Tellurian intends to provide disclosure regarding waivers of or amendments to the Code of Conduct by posting such waivers or amendments to the website in the manner provided by applicable law.

Standing Board Committees

Audit Committee

The Board maintains an Audit Committee that is currently composed of the following directors: Ms. Derycz-Kessler, Mr. Peterson, and Mr. Turkleson (Chairman). The functions of the Audit Committee are set forth in its written charter, as amended on April 13, 2017 (the “Audit Committee Charter”). The Audit Committee Charter is posted on the Company’s website, http://www.tellurianinc.com, under the heading “Investors—Company and governance—Board committees.” The Board has determined that each member of the committee is independent under applicable Nasdaq and Securities and Exchange Commission (“SEC”) rules and that each of Ms. Derycz-Kessler and Mr. Turkleson qualifies as an “audit committee financial expert” as defined in SEC rules. From February 10, 2017 to March 7, 2017, Mr. Houston served as a non-independent member of the Audit Committee pursuant to a temporary exemption provided by applicable Nasdaq rules.

Under its charter, the Audit Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to (i) the Company’s accounting and financial reporting processes and the integrity of the Company’s financial statements; (ii) the performance of the Company’s internal accounting and financial controls, disclosure controls and procedures, and internal control over financial reporting; (iii) the audits of the Company’s financial statements and the appointment, engagement, compensation, qualifications, independence, and performance of the Company’s independent registered public accounting firm; and (iv) the Company’s compliance with legal and regulatory requirements. The Audit Committee has the sole authority to select, engage (including approval of the fees and terms of engagement), oversee, and terminate, as appropriate, the Company’s independent registered public accounting firm.

Compensation Committee

On February 10, 2017, upon the closing of the Merger, Magellan’s Compensation, Nominating and Governance Committee (“CNG Committee”) was split into two separate committees, the Compensation Committee and the Governance and Nominating Committee. The Compensation Committee is comprised of Ms. Derycz-Kessler and Mr. Peterson (Chairman). The functions of the Compensation Committee are set forth in its written charter, as amended on April 13, 2017 (the “Compensation Committee Charter”). The Compensation Committee Charter is posted on the Company’s website, http://www.tellurianinc.com, under the heading “Investors—Company and governance—Board committees.” The Board has determined that each member of the committee qualifies as (i) an independent director under applicable Nasdaq rules, (ii) an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and (iii) a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act.

Under its charter, the primary duties and responsibilities of the Compensation Committee are to assist the Board in fulfilling its responsibilities with respect to the Company’s compensation plans, policies, programs, and practices, including (i) determining the compensation of the Company’s chief executive officer and all other executive officers of the Company; and (ii) reviewing and approving, and/or recommending to the Board for its approval, equity and other incentive compensation plans, policies, and programs for the Company’s directors, officers, employees, or consultants, and overseeing and administering such plans, policies, and programs in accordance with their terms.

Governance and Nominating Committee

The Governance and Nominating Committee is comprised of Ms. Derycz-Kessler and Mr. Ferguson (Chairman). The functions of the Governance and Nominating Committee are set forth in its written charter, as amended on April 13, 2017 (the “Governance and Nominating Committee Charter”). The Governance and Nominating Committee Charter is posted on the Company’s website, http://www.tellurianinc.com, under the heading “Investors—Company and governance—Board committees.” The Board has determined that each member of the committee is independent under applicable Nasdaq rules.

Under its charter, the Governance and Nominating Committee is responsible for assisting the Board in fulfilling its oversight responsibilities with respect to (i) identifying individuals qualified to serve as directors; (ii) recommending to the Board candidates for nomination for election to the Board at the annual meeting of stockholders or to fill Board vacancies; and (iii) developing and recommending to the Board a set of corporate governance guidelines and reviewing on a regular basis the overall corporate governance of the Company.

Communications with Directors

Any stockholder wishing to communicate with the Board or any individual director may do so by contacting the Corporate Secretary at the address, telephone number, facsimile number, or e-mail address listed below:

Tellurian Inc.

1201 Louisiana Street, Suite 3100

Houston, Texas 77002

Attention: Corporate Secretary

Telephone: (832) 962-4000

Facsimile: (832) 962-4055

Website: http://www.tellurianinc.com

E-mail: ir@tellurianinc.com

All communications will be forwarded to the Board or the relevant Board member. The Corporate Secretary has been authorized by the Board to screen frivolous or unlawful communications or commercial advertisements.

Stockholders also may communicate with management by contacting the Corporate Secretary using the above contact information.

Director Attendance at Annual Meetings

The Company does not have a policy regarding attendance of directors at annual meetings of stockholders. None of the Company’s current directors attended the Company’s last annual meeting of stockholders held on July 13, 2016.

The Board Nomination Process

The Governance and Nominating Committee identifies director nominees based on recommendations from management, directors, stockholders, and other sources. The Governance and Nominating Committee identifies nominees who it believes possess qualities such as personal and professional integrity, sound business judgment, and LNG industry or financial expertise. The Board and the Governance and Nominating Committee believe that it is important to consider diversity for Board and management positions and that it is essential that diverse viewpoints are represented on the Board. Accordingly, the Board and the Governance and Nominating Committee consider the diversity of Board members in terms of opinions, perspectives, personal and professional experiences and backgrounds (including but not limited to gender, race, and ethnicity) in making their selections for nominees to the Board. The Board does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions.

The Board and Governance and Nominating Committee will consider any director candidates recommended to the Board by stockholders on the same basis as candidates submitted by others. Stockholders who wish to recommend a prospective director nominee for consideration by the Board should notify the Corporate Secretary in writing at the Company’s offices at 1201 Louisiana Street, Suite 3100, Houston, Texas 77002. The Corporate Secretary will forward all such stockholder recommendations on to the Board for its consideration. Any such recommendation should provide whatever supporting material the stockholder considers appropriate but should include at a minimum such background and biographical material as will enable the Governance and Nominating Committee to make an initial determination as to whether the nominee satisfies the Board membership criteria set forth above. No stockholder nominations were received by the Board during the Transition Period.

Report of the Audit Committee

In connection with the preparation and filing of the audited financial statements of Tellurian Investments, the accounting acquirer in the Merger, for the fiscal year ended December 31, 2016 (the “audited financial statements”), the Audit Committee performed the following functions:

•	The Audit Committee reviewed and discussed the audited financial statements with senior management and Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm. The review included a discussion of the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the forward-looking statements.

•	The Audit Committee also discussed with Deloitte the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees.

•	The Audit Committee received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence, and discussed with Deloitte its independence from the Company and considered the compatibility of the auditors’ non-audit services to the Company, if any, with the auditors’ independence.

Based upon the functions performed, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Current Report on Form 8-K/A filed with the SEC on March 15, 2017.

Respectfully submitted by the Audit Committee of the Board of Directors,

Don A. Turkleson (Chairman)

Diana Derycz-Kessler

Brooke A. Peterson

Board and Committee Meetings Held During the Fiscal Year Ended June 30, 2016 and the Transition Period

During the fiscal year ended June 30, 2016, two meetings of the Board, five meetings of the Audit Committee and no meetings of the CNG Committee were held. During the fiscal year ended June 30, 2016, all of the directors then in office attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the directors served, except for two directors (neither of which is a director nominee or currently on the Board).

During the Transition Period, six meetings of the Board, four meetings of the Audit Committee and one meeting of the CNG Committee were held. During the Transition Period, all of the directors then in office attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the directors served.

Vote Required for Approval

The election of each director nominee pursuant to Proposal 1 will require the affirmative vote of the holders of a plurality of the outstanding shares of Tellurian common stock present in person or represented by proxy at the Meeting and entitled to vote on the matter, assuming that a quorum exists.

If you fail to vote or submit a proxy, fail to instruct your broker to vote, or mark your proxy or voting instructions to “withhold” your vote, it will have no effect on the election of director nominees pursuant to Proposal  1, assuming that a quorum exists.

Board Recommendation

The Board unanimously recommends that Tellurian stockholders vote to elect each of Diana Derycz-Kessler, Dillon J. Ferguson and Meg A. Gentle to the Board for a three-year term.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY

The Audit Committee has appointed and engaged Deloitte to serve as the independent registered public accounting firm to audit Tellurian’s financial statements for the fiscal year ending December 31, 2017, and to perform other appropriate audit-related services. Deloitte began serving as the independent registered public accounting firm of Tellurian beginning on February 10, 2017. Tellurian stockholders are hereby asked to ratify the Audit Committee’s appointment of Deloitte as the independent registered public accounting firm of Tellurian for the fiscal year ending December 31, 2017.

EKS&H LLLP (“EKS&H”) served as the independent registered public accounting firm of Magellan (and its subsidiaries) as of and for the fiscal years ended June 30, 2015 and 2016. Deloitte served as the independent registered public accounting firm of Tellurian Investments. Upon closing of the Merger, the Audit Committee determined that Deloitte would serve as the independent registered public accounting firm of the Company. The decision to engage Deloitte was made by the Audit Committee on February 10, 2017 and was disclosed in a Current Report on Form 8-K filed on February 13, 2017.

During the fiscal years ended June 30, 2015 and 2016, EKS&H’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that each report contained a modification to the effect that there was substantial doubt as to the Company’s ability to continue as a going concern.

During the fiscal years ended June 30, 2015 and 2016 and the subsequent period through February 13, 2017, (i) there were no disagreements between the Company and EKS&H on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of EKS&H, would have caused EKS&H to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements, and (ii) there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended June 30, 2015 and 2016 and the subsequent period through February 13, 2017, the Company did not consult with Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

The Audit Committee is solely responsible for selecting the independent auditors of Tellurian. Although stockholder ratification of the appointment of Deloitte is not required by law or Tellurian’s governing documents, the Board has determined that it is desirable to seek stockholder ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the Tellurian stockholders do not ratify the appointment of Deloitte, the Audit Committee will consider whether to engage another independent registered public accounting firm. Even if the appointment of Deloitte is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Tellurian and its stockholders.

Tellurian expects that a representative from Deloitte will be present at the Meeting. Any such representative will have the opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

Principal Accountants’ Fees and Services

Deloitte served as the principal accountant for the audit of Tellurian Investment’s consolidated financial statements for the fiscal year ended December 31, 2016. Information about Deloitte’s fees and services in those years is provided below.

EKS&H served as Magellan’s principal accountant for the audit of Magellan’s consolidated financial statements for the fiscal years ended June 30, 2016 and June 30, 2015 and review of Magellan’s condensed consolidated financial statements included in its Quarterly Reports on Form 10-Q for those fiscal years and each of the quarterly periods ended September 30, 2016 and December 31, 2016. Information about EKS&H’s fees and services in those years is provided below.

Audit Fees

The aggregate fees paid or to be paid to Deloitte for the audit of the consolidated financial statements of Tellurian Investments for the fiscal year ended December 31, 2016 included in Tellurian’s Current Report on Form 8-K/A filed with the SEC on March 15, 2017 was $890,849.

The aggregate fees paid or to be paid to EKS&H for the audit of the consolidated financial statements included in Magellan’s Annual Reports on Form 10-K and the review of the condensed consolidated financial statements included in Magellan’s Quarterly Reports on Form 10-Q for the Transition Period, and for the fiscal years ended June 30, 2016 and June 30, 2015, were $55,773, $223,531 and $268,566, respectively.

Audit-Related Fees

The aggregate fees paid or to be paid to Deloitte in connection with audit-related services provided to Tellurian Investments during the Transition Period were $1,004,500.

The aggregate fees paid or to be paid to EKS&H in connection with audit-related services provided to Magellan during the Transition Period and the fiscal years ended June 30, 2016 and June 30, 2015 were $53,680, $0 and $41,500, respectively. Audit-related services related to, among other things, review of registration statements, the provision of comfort letters and attendance at stockholder and Audit Committee meetings.

Tax Fees

The aggregate fees paid or to be paid to Deloitte for tax services rendered to Tellurian Investments during the Transition Period were $199,508.

The aggregate fees paid or to be paid to EKS&H for tax services rendered to Magellan during each of the Transition Period and the fiscal years ended June 30, 2016 and June 30, 2015 were $0.

All Other Fees

The aggregate other fees paid or to be paid to Deloitte for any other services rendered to Tellurian Investments during the Transition Period were $0.

The aggregate other fees paid or to be paid to EKS&H for any other services rendered to Magellan during the Transition Period and the fiscal years ended June 30, 2016 and June 30, 2015 were $0, $11,423, and $0, respectively. The relevant services performed related to the review of certain pro forma financial information.

Pre-Approval Policies

Under the terms of its charter, the Audit Committee is required to pre-approve all the services provided by, and fees and compensation paid to, the independent registered public accounting firm for both audit and permitted non-audit services. When it is proposed that the independent registered public accounting firm provide additional services for which advance approval is required, the Audit Committee may form and delegate authority to a subcommittee consisting of one or more members, when appropriate, with the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals are to be presented to the Audit Committee at its next scheduled meeting. All of the audit fees, audit-related fees, tax fees, and all other fees paid or to be paid during the Transition Period and the fiscal years ended June 30, 2016 and June 30, 2015 were approved by the Audit Committee.

Vote Required for Approval

Approval of Proposal 2 will require the affirmative vote of the holders of a majority of the outstanding shares of Tellurian common stock present in person or represented by proxy at the Meeting and entitled to vote on the proposal, assuming that a quorum exists.

If you fail to vote or submit a proxy or fail to instruct your broker to vote, it will have no effect on Proposal 2, assuming that a quorum exists. If you mark your proxy or voting instructions to abstain, it will have the same effect as a vote “AGAINST” Proposal 2, assuming that a quorum exists.

Board Recommendation

The Board unanimously recommends that Tellurian stockholders vote “FOR” the proposal to ratify the appointment of Deloitte as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.

PROPOSAL 3—PROPOSAL TO ADOPT AN AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Background

Magellan was founded in 1957 and incorporated in Delaware in 1967. Magellan’s Certificate of Incorporation and By-laws were amended numerous times over the years, and were restated in February 2017 in connection with the completion of the Merger and the change of the Company’s name to “Tellurian Inc.” Following the completion of the Merger, the Board conducted a review of the Company’s Restated Certificate of Incorporation and Amended and Restated By-laws to determine whether any provisions of either document should be amended in light of current law or market practice or the Company’s current circumstances. Following this review, the Board concluded that it would be advisable and in the best interests of the Company and its stockholders to amend and restate the Company’s current Restated Certificate of Incorporation and Amended and Restated By-laws (referred to in this section as the “Current Certificate” and the “Current By-laws,” respectively) as set forth in Appendix A-1 and Appendix B-1 to this proxy statement, respectively. We refer to the Restated Certificate of Incorporation and Amended and Restated By-laws with the proposed amendments as the “New Certificate” and the “New By-laws,” respectively.

The Board recommends that the stockholders adopt the New Certificate by voting “FOR” all of the proposed amendments to the Current Certificate. Such proposed amendments are summarized below. This Proposal 3 is comprised of sub-proposals 3A through 3G, each of which represents a different subset of the proposed amendments to the Current Certificate and each of which will be subject to a separate vote of the stockholders. Notwithstanding that each of sub-proposals 3A through 3G will be subject to a separate vote of the stockholders, the sub-proposals are cross-conditioned such that approval of each sub-proposal is required for any of them to take effect. Accordingly, if any sub-proposal is not approved by stockholders, none of the sub-proposals will be implemented, and the Company will continue to be governed by the Current Certificate and the Current By-laws.

If all of the amendments to the Current Certificate set forth in sub-proposals 3A through 3G are adopted by the required vote of our stockholders, we intend to file the New Certificate with the Secretary of State of the State of Delaware. The New Certificate will be effective immediately upon filing with the Secretary of State. The Board reserves the right to abandon or delay the filing of the New Certificate even if it is approved by our stockholders.

If the stockholders adopt all of the proposed amendments to the Current Certificate and the New Certificate becomes effective under Delaware law, the proposed amendments to the Current By-laws will become effective by action of the Board immediately upon the effectiveness of the New Certificate. Proposed changes to the Current By-laws are described under “—Proposed Changes to Current By-laws” below.

Complete versions of the New Certificate and the New By-laws, showing proposed changes to the current documents in strikethrough and underlined text, as applicable, are attached to this proxy statement as Appendix A-2 and Appendix B-2, respectively, and are incorporated by reference herein. The discussion below is qualified in its entirety by reference to the actual text of the documents as set forth in Appendix A-1 and Appendix B-1.

Proposed Changes to the Current Certificate

The Board unanimously adopted resolutions approving and declaring advisable, and recommending that our stockholders adopt, the New Certificate. The proposed amendments to the Current Certificate are as follows:

•	Sub-proposal 3A—an increase in the number of shares of common stock the Company is authorized to issue from 300 million to 400 million, an increase in the number of shares of preferred stock the Company is authorized to issue from 50 million to 100 million, and the elimination of the Series B convertible preferred stock of the Company that is no longer outstanding.

•	Sub-proposal 3B—the elimination of the right of the holders of common stock to vote with respect to future amendments to the Certificate of Incorporation that relate solely to the terms of the preferred stock.

•	Sub-proposal 3C—the addition of a provision giving the Board the exclusive authority to set the size of the Board.

•	Sub-proposal 3D—the addition of provisions relating to the Company’s classified board structure, the filling of vacancies and the removal of directors. These provisions are now set forth in the Current By-laws.

•	Sub-proposal 3E—the addition of a provision that permits stockholder action by written consent only if such action and the taking of such action by written consent have been previously approved by the Board.

•	Sub-proposal 3F—the addition of a “forum selection clause” pursuant to which certain legal actions would be subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware.

•	Sub-proposal 3G—certain non-substantive amendments to eliminate provisions that are no longer necessary due to changes in applicable law, merely repeat what the DGCL otherwise provides, or are otherwise unnecessary or outdated, and to provide additional clarity and/or to address minor matters.

Each of these sub-proposals is described in more detail below.

Sub-proposal 3A—An Increase in the Number of Shares of Common Stock the Company is Authorized to Issue from 300 Million to 400 Million, an Increase in the Number of Shares of Preferred Stock the Company is Authorized to Issue from 50 Million to 100 Million, and the Elimination of the Series B Convertible Preferred Stock of the Company that is No Longer Outstanding

As of July 21, 2017, a total of 210,909,739 shares of the Company’s currently authorized 300 million shares of common stock were outstanding, and no shares of the Company’s currently authorized 50 million shares of preferred stock were outstanding. The proposed increases in the number of authorized but unissued shares of common stock and preferred stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for various business purposes, including but not limited to raising additional capital to further the development of the Company’s Driftwood LNG project. As previously disclosed, the Company currently estimates that construction costs for the terminal portion of the project will be approximately $13 to $16 billion, and that construction costs for the pipeline portion of the project will be approximately $1.6 to $2.0 billion, in each case before owners’ costs, financing costs and contingencies. We expect to finance part, though not all, of such costs through public and private issuances of common stock and/or preferred stock when we believe market conditions to be favorable.

The proposed increases in the number of authorized shares of common stock and preferred stock would not change the terms of the common stock, and the additional shares of common stock would have rights identical to the currently outstanding common stock. The Current Certificate allows the Board to fix the terms of any series of preferred stock when such stock is issued. As previously disclosed, the holder of shares of Series B convertible preferred stock of the Company (the “Series B Preferred Stock”) converted the shares of Series B Preferred Stock it held to shares of common stock. As a result, no shares of Series B Preferred Stock or any other series of preferred stock are currently outstanding. If the New Certificate is adopted, the authorization of the Company to issue additional shares of Series B Preferred Stock will be eliminated. The Company does not currently have any specific plans to issue additional shares of common stock or preferred stock but expects to continue to issue shares of common stock under its equity compensation plans from time to time. In addition, the Board will continue to assess opportunities to issue shares of common stock from time to time under its “at-the-market” equity sales program or in other potential offerings for capital-raising purposes and may consider issuances of preferred stock from time to time as well. The Board has not proposed an increase in the number of authorized shares of common stock or preferred stock with the intention of discouraging tender offers or takeover attempts relating to the Company.

The Board recognizes that the issuance of additional shares of common stock and preferred stock may adversely affect the interests of the holders of our stock. For example, in the absence of a proportionate increase in the Company’s earnings and book value, an increase in the aggregate number of outstanding shares caused by the issuance of additional shares would dilute the earnings per share and book value per share of all of the existing outstanding shares of stock. However, the Board believes that these potential risks are outweighed by the benefit that an increase in the number of available shares would provide in terms of additional financing flexibility. The Board believes that retaining the ability to act quickly on future opportunities that may require or be facilitated by additional stock issuances will benefit existing stockholders.

Sub-proposal 3B—The Elimination of the Right of the Holders of Common Stock to Vote with Respect to Future Amendments to the Certificate of Incorporation that Relate Solely to the Terms of the Preferred Stock

Pursuant to the DGCL and the provisions of the Current Certificate, the stockholder vote required to approve an amendment to the Certificate of Incorporation that relates solely to the terms of one or more series of preferred stock would be (i) the vote of the holders of a majority of the voting power of the outstanding shares of common stock and any shares of preferred stock that vote together with the common stock on all matters voting together as a single class and (ii) the vote of the holders of a majority of the outstanding shares of the affected series of preferred stock. If the proposed amendments are adopted and the New Certificate becomes effective, the only stockholder vote required to approve an amendment to the Certificate of Incorporation that relates solely to the terms of one or more series of preferred stock would be the vote of the holders of a majority of the outstanding shares of the affected series of preferred stock. The vote of the holders of the common stock would not be required. The Board believes that the proposed amendments described in this sub-proposal 3B would allow the Company to avoid the time and expense of having to prepare a proxy statement and hold a meeting of stockholders to obtain the vote of the holders of common stock in order adopt an amendment to the Certificate of Incorporation related only to the terms of one or more series of preferred stock that are acceptable to the holders of such affected series of preferred stock. The Board also believes that the proposed amendments to this sub-proposal 3B are consistent with the blank check preferred stock authority already granted to the Board under the Current Certificate, which allows the Board to fix the terms and issue new series of preferred stock without the approval of the common stockholders.

Sub-proposal 3C—The Addition of a Provision giving the Board the Exclusive Authority to Set the Size of the Board

Under the Current By-laws, the number of directors cannot be less than three or more than eight. Within that limitation, the size of the Board is determined by a majority of the directors then in office. If the proposed amendments to the Certificate of Incorporation are adopted and the New Certificate becomes effective, the provisions related to the size of the Board will be moved from the By-laws to the New Certificate and the cap on the total number of directors will be removed. As a result, the size of the Board would continue to be set by the Board but without a cap. The Board believes that the proposed amendment will give the Board the flexibility to set the size of the Board based on what is most appropriate for the Company at the time. Because the By-laws can be amended unilaterally by the stockholders, the inclusion of this provision in the Certificate of Incorporation (as opposed to the By-laws) means that the stockholders will not be able to unilaterally amend the provision and any further amendments would require the approval of the Board.

Sub-proposal 3D—The Addition to the New Certificate of Provisions Relating to the Company’s Classified Board Structure, the Filling of Vacancies and the Removal of Directors

The directors are currently divided into three classes with the directors in each class elected to three-year terms. The provisions classifying the Board are included in the Current By-laws. If the proposed amendments are adopted and the New Certificate becomes effective, the provisions classifying the Board, as well as the provisions related to filling vacancies on the Board and the removal of members of the Board, will be moved from the By-laws to the Certificate of Incorporation. No substantive changes will be made to the classified

Board, vacancy and removal provisions as a result of moving the provisions from the By-laws to the Certificate of Incorporation. Because the By-laws can be amended unilaterally by the stockholders, the inclusion of classified Board provisions in the Certificate of Incorporation (as opposed to the By-laws) means that the stockholders will not be able to unilaterally amend the classified board, vacancy or removal provisions and any further amendments would require the approval of the Board. The Board believes that having a classified board is in the best interests of stockholders of the Company and that the Board should be involved in any decision to change the structure of the Board.

Sub-proposal 3E—The Addition of a Provision that Permits Stockholder Action by Written Consent Only if Such Action and the Taking of Such Action by Written Consent has been Previously Approved by the Board

Pursuant to the DGCL and the Current Certificate, the Company’s stockholders are entitled to act either at a meeting of stockholders or by written consent in lieu of a meeting. If the proposed amendments are adopted and the New Certificate becomes effective, stockholders will only be entitled to act by written consent in lieu of a meeting if the action to be taken by written consent and the taking of such action by written consent are approved in advance by the Board. As a result, without prior Board approval, stockholders will be able to act only at a meeting of the stockholders and not by written consent in lieu of a meeting. The Board believes that important matters should be considered at meetings of stockholders, where both the Board and stockholders have the opportunity to express views on proposed actions, participate in deliberations and vote. The Current By-laws require stockholders wishing to propose actions to be taken at a meeting to give advance notice of their intentions so that the Board has a fair opportunity to advise stockholders of its position on the matter proposed and that all stockholders receive notice of, and have an opportunity to voice concerns about, proposed actions affecting the Company. In contrast, the Board believes that stockholder action by written consent could potentially allow a bare majority of stockholders with short-term interests to act on potentially significant matters, without a meeting, without prior notice to all stockholders, and without an opportunity for fair and open discussion among all stockholders of the matter in question.

Sub-proposal 3F—The Addition of a “Forum Selection Clause” Pursuant to which Certain Legal Actions Would be Subject to the Exclusive Jurisdiction of the Court of Chancery of the State of Delaware

If the amendments set forth in sub-proposal 3F are adopted and the New Certificate becomes effective, the Certificate of Incorporation will provide that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or stockholder of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the Certificate of Incorporation or the By-laws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim governed by the internal affairs doctrine. This amendment is intended to help the Company avoid multiple lawsuits in multiple jurisdictions regarding the same matter. The ability to require such claims to be brought in a single forum will help to assure consistent consideration of the issues and the application of a relatively known body of case law and level of expertise and should promote efficiency and cost savings in the resolution of such claims. The Board believes that Delaware courts are best suited to address disputes involving such matters given that the Company is incorporated in Delaware and that the Delaware courts have a reputation for expertise in corporate law matters. The Board also believes that the Delaware courts have more experience and expertise in dealing with complex corporate issues than many other jurisdictions. At the same time, the Board believes that the Company should retain the ability to consent to an alternative forum on a case-by-case basis where the Company determines that the interests of the Company and its stockholders are best served by permitting such a dispute to proceed in a forum other than the Delaware Court of Chancery.

Sub-proposal 3G—Certain Non-substantive Amendments to Eliminate Provisions that are No Longer Necessary due to Changes in Applicable Law, Merely Repeat What the DGCL Otherwise Provides, or are Otherwise Unnecessary or Outdated, and to Provide Additional Clarity and/or to Address Minor Matters.

The remaining proposed amendments are to eliminate certain provisions that are no longer necessary due to changes in applicable law or otherwise, to eliminate provisions that merely repeat what is provided by the DGCL to avoid any implication that the Certificate of Incorporation imposes requirements in addition to those under the DGCL and to clarify and conform certain provisions to Delaware law or make various other “clean-up” changes. These proposed amendments include:

•	Removing the specific purposes of the Company and providing that the purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the DGCL. This clarifies that every lawful is act permissible and that the Company has the flexibility to engage in any action that is lawful without being limited by what was provided for in the recitals of the Company’s business or purpose, and eliminates superfluous language;

•	Simplifying the blank check preferred stock provision to eliminate unnecessary detail;

•	Removing the provisions related to (i) the retirement of stock, (ii) the perpetual existence of the Company, (iii) the private property of the stockholders not being subject to the debts of the Company, (iv) the explicit authority of the Board to take certain actions (other than the authority to amend the By-laws), (iv) holding meetings of stockholders within or outside of Delaware, (v) keeping the books and records of the Company within or outside of Delaware, (vi) transactions involving interested directors and (vii) the Company’s right to amend the Certificate of Incorporation, in each case, as such language merely repeats what is already provided by the DGCL;

•	Clarifying that the Board may amend the By-laws at a meeting of the Board or by unanimous written consent;

•	Clarifying that the stockholders may amend the By-laws at a meeting of the stockholders or by written consent (so long as such written consent is permitted by the Certificate of Incorporation); and

•	Moving the provisions related to indemnification and advancement of expenses to the New By-laws.

Proposed Changes to Current By-laws

As noted above, if the stockholders adopt the proposed amendments and the New Certificate becomes effective in accordance with Delaware law, the Board plans to approve the New By-laws. These changes are generally intended to conform the advance notice provisions of the Current By-Laws to what we believe to be current customary practice, clarify certain administrative matters, including the Company’s indemnification and advancement obligations, and provide additional flexibility regarding other administrative matters. The proposed amendments to the Current By-laws include, but are not limited to:

•	providing for a time period of not earlier than 120 days nor later than 90 days prior to the first anniversary of the preceding year’s annual meeting during which notice of any stockholder-proposed business or nominations must be provided to ensure that the Company has sufficient time to assess and respond to any proposed business or nomination in advance of the meeting;

•	setting forth additional information that must be included in the notice provided by stockholders proposing business or a nomination at an annual or special meeting (as applicable);

•	providing that a stockholder proposing business or a nomination at an annual or special meeting (as applicable), or such stockholder’s qualified representative, must appear at the meeting to present such business or nomination;

•	clarifying that the Board may postpone, reschedule, adjourn, recess or cancel any annual or special meeting previously scheduled by the Board;

•	clarifying that the person presiding over the meeting of stockholders has the authority to make determinations with respect to the rules and conduct of meetings of stockholders;

•	clarifying that the applicable voting standard for the election of directors is a plurality of the votes cast;

•	providing that the applicable voting standard for all other matters will be a majority of votes cast (unless a different or minimum vote is provided by the Certificate of Incorporation, the By-laws or any rules or regulations applicable to the Company or its securities, in which case, such different or minimum vote shall be the applicable vote on the matter);

•	electing that the Company be governed by Section 141(c)(2) of the DGCL with respect to the creation of committees of the Board, which permits the Board to create a committee by a vote of a majority of the quorum (as opposed to a majority of the whole Board) and setting forth fewer restrictions on the actions that may be delegated by the Board to a committee than does Section 141(c)(1) of the DGCL, which currently applies to the Company; and

•	providing for mandatory indemnification and advancement of expenses for directors and officers (as such term is defined in the By-laws) of the Company.

The amendments to the By-laws include other changes intended to clarify and conform various provisions of the By-laws to the New Certificate and the DGCL.

Potential Anti-Takeover Effects of Proposed Changes

Some of the proposed changes reflected in the New Certificate and the New By-laws may have the effect of discouraging a tender offer, proxy contest or other attempt to obtain control of the Company. The Company is not aware of any present or threatened third-party plans to gain control of the Company, and the proposed changes are not being recommended in response to any such plan or threat. Rather, the Board is recommending the changes as part of its review of the Company’s key governance documents and, in part, to assist in assuring fair and equitable treatment for all of the Company’s stockholders in potential future hostile takeover situations. The Board has no present intention of soliciting a stockholder vote on any other proposals relating to a possible takeover of the Company. Aspects of the proposed changes with potential anti-takeover implications are as follows:

•	Each of sub-proposals 3A through 3B would have the effect of increasing the Board’s flexibility in raising equity capital in the future. The Board could use this flexibility to resist a possible hostile takeover attempt in the future, for example, by issuing shares to a third party who the Board expects to vote in a manner consistent with the Board’s recommendations.

•	If sub-proposal 3D is implemented, provisions establishing the Company’s classified board structure would be moved from the Current By-laws to the New Certificate. A classified board structure can have anti-takeover effects in that it can increase the amount of time required for a potential hostile acquirer to obtain control of the Company without the cooperation of the Board, even if the potential acquirer acquires a majority of the voting power of the outstanding voting securities. Without the ability to obtain immediate control of the Board, the potential acquirer would not be able to take action to remove other impediments to an acquisition of the Company. While the Company will continue to have a classified board structure regardless of whether the New Certificate is adopted, moving the classified board provisions from the Current By-laws to the New Certificate takes away the stockholders’ ability to amend the classified board provisions unilaterally. Instead, the approval of the Board would be required to make any such amendments. This is because, under the DGCL, changes to a company’s certificate of incorporation must be approved both by a company’s board of directors and its stockholders, whereas changes to a company’s by-laws can be made by the stockholders unilaterally.

•

Sub-proposal 3C would have the effect of protecting the effectiveness of the Company’s classified board structure as a takeover defense in that it would prevent a potential hostile acquirer from obtaining immediate control of the Board by increasing the size of the Board to a number that would allow it to obtain a majority of the Board and then filling the vacancies.

•	If sub-proposal 3E is implemented, a potential hostile acquirer would be unable to use a written stockholders’ consent procedure to further a takeover attempt, as stockholder action by written consent would be permitted only if first approved by the Board.

For these reasons, the proposed changes contemplated by the New Certificate and the New By-laws could discourage certain takeover attempts, possibly including some takeovers that holders of a majority of the Company’s stock may feel would be in their best interests. Although these changes could make it more difficult for a hostile bidder to acquire control over the Company, the Board believes that by forcing potential bidders to negotiate with the Board for a change of control transaction, the Board will be better able to maximize stockholder value in any change of control transaction.

Vote Required for Approval

Approval of sub-proposals 3A through 3G will each require the affirmative vote of the holders of a majority of the outstanding shares of common stock.

If you fail to vote or submit a proxy, fail to instruct your broker to vote, or mark your proxy or voting instructions to abstain, it will have the same effect as a vote “AGAINST” sub-proposals 3A through 3G, assuming that a quorum exists.

Board Recommendation

The Board unanimously recommends that Tellurian stockholders adopt the New Certificate by voting “FOR” sub-proposals 3A through 3G.

PROPOSAL 4—PROPOSAL TO APPROVE AND ADOPT AN AMENDED AND RESTATED TELLURIAN 2016 OMNIBUS INCENTIVE COMPENSATION PLAN

General

In September 2016, the Magellan board of directors approved the Magellan Petroleum Corporation 2016 Omnibus Incentive Compensation Plan (the “Magellan 2016 Plan”), subject to Magellan stockholder approval. The effective date for the Magellan 2016 Plan was February 9, 2017, the date it was approved by Magellan stockholders. Upon the completion of the Merger, the Magellan 2016 Plan was renamed the Tellurian Inc. 2016 Omnibus Incentive Compensation Plan (the “Tellurian 2016 Plan”).

The Board believes that the Tellurian 2016 Plan plays an important role in the Company’s human resource and business strategy by allowing it to continue to appropriately attract, motivate, and retain experienced and highly qualified individuals who are in a position to contribute materially to the success and long-term objectives of the Company. Consistent with the Company’s compensation philosophy, the Board believes that stock-based compensation fosters and strengthens a sense of proprietorship and personal involvement in the Company’s success. By holding a personal stake in the Company, these individuals are encouraged to devote their best efforts towards the achievement of the Company’s business objectives and success, thereby advancing the interests of the Company and its stockholders. The use of equity as part of the Company’s compensation program is important because it fosters a pay-for-performance culture, which is an important element of the Company’s overall compensation philosophy. The Board believes that equity compensation motivates participants to create shareholder value, since the value realized from the equity compensation is based on the Company’s stock performance. At the same time, management and the Board of Tellurian are cognizant of the expense attributable to compensatory stock awards, as well as potential dilution to existing stockholders, and strive to maintain both at appropriate levels.

Proposed Amendment and Restatement

In July 2017, upon the recommendation of the Compensation Committee, the Board approved an amendment and restatement of the Tellurian 2016 Plan (the “Restated 2016 Plan”), subject to stockholder approval, including the material terms of the performance goals set forth in the Restated 2016 Plan for purposes of Section 162(m) of the Code.

Set forth below is a summary of the key changes being made to the existing Tellurian 2016 Plan by virtue of the Restated 2016 Plan:

•	Share Counting—The Restated 2016 Plan would count against the number of shares of common stock available for grant one share for each share subject to an award, except that following the effectiveness of the Restated 2016 Plan, options and stock appreciation rights would count against the number of shares available for grant under the Restated 2016 Plan 0.4 shares for each share subject to an award of an option or stock appreciation right. The Company believes that this share counting provision better reflects the value relationship between a share of common stock and an option or stock appreciation right. Under the existing Tellurian 2016 Plan, each share subject to an award counts against the maximum share authorization by one share, regardless of the type of award. The Restated 2016 Plan would also provide that shares withheld to satisfy the exercise price and/or tax withholding obligations related to an award will be again available for grant under the Restated 2016 Plan. As a result of the share counting provision, the Company could end up issuing under the Restated 2016 Plan more than the 40,000,000 shares of common stock reserved for issuance under the existing Tellurian 2016 Plan, depending on the mix of common stock, options, stock appreciation rights, and other awards ultimately issued to participants. The Board has not determined how the remaining shares available for issuance under the Restated 2016 Plan might be allocated among the various types of equity incentive awards.

•

Annual Limits for Director Awards—The Restated 2016 Plan would impose an annual limit on the aggregate maximum value of shares that may be subject to awards granted to any non-employee director of $2,000,000 (based on fair market value on the date of grant) in any calendar year. Further, the Restated 2016 Plan provides that non-employee directors may not be granted shares in any fiscal year that, taken together with any cash fees paid for service during such fiscal year, exceed $2,000,000 in total value (based on fair market value on the date of grant). Under the existing Tellurian 2016 Plan, there was no director-specific annual limit on the value of shares that could be granted in any calendar or fiscal year. The Company determined to adopt director compensation limits after consideration of so-called “best pay practices” and shareholder derivative litigation in recent years at other publicly traded corporations.

•	Section 162(m) Compliance—Section 162(m) limits the Company’s ability to deduct for federal income tax purposes any compensation in excess of $1 million paid to its chief executive officer and certain other highly compensated officers, unless the compensation qualifies as performance-based compensation. The proposed Restated 2016 Plan would make various enhancements to the Section 162(m)-related provisions of the Tellurian 2016 Plan in order to ensure that the Compensation Committee has the ability to grant awards that are intended to comply with the exception to the limitation on deductibility of compensation under Section 162(m) of the Code. These enhancements include revisions of the menu and measure of available performance goals (and adjustments thereto), clarifications of the Compensation Committee’s role in determining and certifying the achievement of those performance goals, and modifications of certain provisions applicable in connection with a termination of a participant’s employment that might otherwise limit the ability to grant qualified performance-based compensation under the Restated 2016 Plan.

By contrast to the Tellurian 2016 Plan, which placed individual award limits for purposes of Section 162(m) of the Code for stock awards and for cash awards, the Restated 2016 Plan would provide separate Section 162(m) individual annual limits for stock awards in respect of options and stock appreciation rights, on the one hand, and for stock awards other than options and stock appreciation rights, on the other hand. Specifically, the Restated 2016 Plan would provide that in any one calendar year, a participant may not receive stock awards under the plan in respect of options and stock appreciation rights in excess of 10,000,000 shares, and may not receive stock awards under the plan pursuant to awards other than options or stock appreciation rights in excess of 10,000,000 shares. With respect to cash awards, the maximum aggregate award that a participant may earn in any calendar year will continue to be equal to the value of 10,000,000 shares (as of the time of payment or settlement).

The Restated 2016 Plan also clarifies the Compensation Committee’s ability to exercise so-called “negative discretion” to reduce the amount of a performance-based award payable. Finally, the Restated 2016 Plan requires the proportionate adjustment of the individual annual award limitations to account for performance periods based on achievement of business criteria over periods other than one calendar year.

•	Impact of a Change of Control—Under the proposed Restated 2016 Plan, the terms of individual award agreements would determine the treatment of awards upon a change of control. Further, under the Restated 2016 Plan, except as otherwise provided under an award agreement, the Plan Administrator (as defined below in “—Administration”) would have the sole discretion to determine how to treat outstanding awards upon a change of control event, including accelerating vesting, causing restrictions to lapse, assuming or substituting awards, purchasing awards for cash, or cancelling awards in exchange for cash. The Plan Administrator would also have the sole discretion to accelerate vesting or cause the lapse of vesting restrictions of all or any portion of an award at any time. By contrast, the existing Tellurian 2016 Plan provided that unless otherwise provided in an award agreement, outstanding awards would become fully vested and exercisable and free of restrictions upon a change of control of the Company.

•	Termination of Employment or Other Service—The Restated 2016 Plan would implement the Company’s standard “cause” definition as the default definition applicable to all employee participants, while preserving the ability of the Plan Administrator to apply a different “cause” definition in an award agreement rather than the default definition in the plan document. Terms with respect to “Good Reason” terminations by a participant have been removed from the Restated 2016 Plan; instead, the award agreement would set forth the right (if any) of the participant to terminate employment for “good reason.”

•	Elimination of Repricing of Options and Stock Appreciation Rights—The Restated 2016 Plan would eliminate provisions that would have permitted the Plan Administrator to cancel outstanding options and/or stock appreciation rights with the consent of the participant, in exchange for the grant of a new award with an exercise price not less than fair market value on the date of the new grant. Such “repricings” are generally considered a problematic pay practice from a corporate governance perspective.

Existing Tellurian Plans

The Company currently makes equity-based awards to employees, consultants and directors under the Tellurian 2016 Plan. As of July 21, 2017, there were approximately 34,307,713 shares of Tellurian common stock reserved and available for future awards under the Tellurian 2016 Plan. If the proposed Restated 2016 Plan is approved by stockholders, future equity awards to employees and directors will be made from the Restated 2016 Plan. Awards outstanding under the Tellurian 2016 Plan prior to the effectiveness of the proposed Restated 2016 Plan would remain subject to the terms and conditions of the existing Tellurian 2016 Plan.

In connection with the effectiveness of the Tellurian 2016 Plan upon stockholder approval, the Company ceased granting additional awards under the Magellan 2012 Omnibus Incentive Compensation Plan (the “Magellan 2012 Plan”) and the Magellan 1998 Stock Incentive Plan (the “Magellan 1998 Plan”). Equity awards previously granted under the Magellan 2012 Plan and the Magellan 1998 Plan will remain outstanding in accordance with their terms.

Description of the Amended and Restated Tellurian 2016 Omnibus Incentive Compensation Plan

The following is a general summary of the material provisions of the Restated 2016 Plan and is qualified in its entirety by the full text of the Restated 2016 Plan, which is attached to this proxy statement as Appendix C-1. A complete version of the Restated 2016 Plan, showing proposed changes to the Tellurian 2016 Plan in strikethrough and underlined text, as applicable, is attached to this proxy statement as Appendix C-2. Capitalized terms not defined in the summary are defined in the plan document.

Term of Plan. The Restated 2016 Plan will expire 10 years from the date of its approval by the Tellurian stockholders.

Participants. Employees, directors, officers and consultants are considered eligible participants under the Restated 2016 Plan. As of July 21, 2017, there were approximately 100 full-time employees, seven non-employee directors, and two consultants of the Company that would be eligible to participate in the Restated 2016 Plan if it were to become effective.

Shares Authorized. The maximum share authorization reserved for issuance under the Restated 2016 Plan is 40,000,000 common shares, plus any remaining authorized common shares available under the Magellan 2012 Plan (and not subject to outstanding awards under the Magellan 2012 Plan) immediately before the effective date of the Tellurian 2016 Plan. The shares to be delivered under the Restated 2016 Plan may be made available from any combination of shares held in the Company’s treasury or authorized but unissued shares of the Company’s common stock. The maximum number of shares that may be granted pursuant to Incentive Stock Options is 5,000,000 common shares, subject to adjustment as described below.

Under the Restated 2016 Plan, (i) the maximum aggregate grant with respect to shares that a participant may be granted in any one calendar year under the plan pursuant to awards other than options or stock appreciation rights shall be 10,000,000 shares; (ii) the maximum aggregate grant with respect to shares that a participant may be granted in any one calendar year under the plan pursuant to awards of options or stock appreciation rights shall be 10,000,000 shares; and (iii) with respect to a grant of cash, the maximum aggregate award that a participant may earn in any one calendar year shall be equal to the value of 10,000,000 shares of common stock (calculated as of the time of payment or settlement). Each of the foregoing calendar-year limits shall be proportionately adjusted upward or downward for any period of performance longer or shorter than twelve (12) months.

In addition to the foregoing limits, and subject to adjustment as provided in the Restated 2016 Plan, no non-employee director may be granted, in any one calendar year, awards specifically granted under the Restated 2016 Plan with an aggregate maximum value (calculated based on the fair market value of a share as of the grant date) of more than $2,000,000. The maximum number of shares subject to awards granted under the Restated 2016 Plan or otherwise during any one fiscal year to any director, taken together with any cash fees paid by the Company to such director during such fiscal year for service as a director shall not exceed $2,000,000 in total value (calculated based on the fair market value of a share as of the grant date), including for this purpose, the value of any stock-based awards that are received in lieu of all or a portion of any annual committee cash retainers or other similar cash-based payments and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any stock-based award granted in a previous fiscal year. On July 21, 2017, the closing price of Tellurian common stock as reported on the Nasdaq Capital Market was $9.01 per share.

Shares covered by an award under the Restated 2016 Plan shall only be counted as used to the extent they are actually issued; provided, however, that any shares subject to awards of options or stock appreciation rights granted on or after the Restatement Effective Date shall be counted as 0.4 shares for every share granted, and any shares subject to awards other than options or stock appreciation rights granted on or after the Restatement Effective Date shall be counted against this limit as one share for every share granted. Shares related to awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of the shares, or are withheld to satisfy the exercise price (in the case of an option) and/or the tax withholding obligations relating to an award, or are settled in cash in lieu of shares, will again be available for grant under the Restated 2016 Plan. The full number of stock appreciation rights that are to be settled by the issuance of shares and the full number of incentive stock options granted will be counted against the number of shares authorized for award under the Restated 2016 Plan, regardless of the number of shares actually issued upon settlement of such stock appreciation rights or upon exercise of such incentive stock options.

The number of shares authorized to be issued under the Restated 2016 Plan, as well as individual limitations and exercise prices, will be subject to adjustments for stock dividends, stock splits, recapitalizations, mergers, or similar corporate events. No adjustments will be made with respect to a participant’s award if such adjustments would result in adverse taxation under Section 409A of the Code.

Administration. Unless otherwise specified by the Board, the Compensation Committee will be the plan administrator for the Restated 2016 Plan (the “Plan Administrator”). The Plan Administrator is responsible for administering the Restated 2016 Plan and has the discretionary power to interpret the terms and intent of the Restated 2016 Plan and any related documentation, to determine eligibility for awards and the terms and conditions of awards, to adopt rules, regulations, forms, instruments, and guidelines for the Restated 2016 Plan, and to exercise such powers and perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Restated 2016 Plan. Determinations of the Plan Administrator made under the Restated 2016 Plan are final and binding. The Plan Administrator may designate the appropriate employees or other agents of the Company to handle the day-to-day administrative matters of the Restated 2016 Plan, and may delegate, by resolution adopted by the Board or the Compensation Committee, to a committee of one or more members of the Board and/or to one or more executive officers of the Company the authority to grant awards under the Restated 2016 Plan, subject to the terms of the plan and any additional limitations as may be contained in resolutions adopted by the Board or the Compensation Committee from time to time, and except as otherwise necessary to satisfy the requirements of Section 162(m) of the Code with respect to awards intended to qualify as performance-based compensation under Section 162(m) and the requirements of Rule 16b-3 under the Exchange Act with respect to awards granted under the plan to participants who are or are reasonably expected to become subject to the requirements of Section 16 of the Exchange Act.

Awards. The Restated 2016 Plan provides for the granting of the following types of awards:

•	Stock options

•	Stock appreciation rights

•	Restricted stock and/or restricted stock units

•	Performance shares and/or performance units

•	Incentive awards

•	Cash awards

•	Other stock-based awards

The various types of awards that may be granted under the Restated 2016 Plan are designed to allow the Company to respond to changes in compensation trends and practices, tax laws, accounting standards, and the size and diversity of its business.

Award Terms. All awards to participants under the Restated 2016 Plan are subject to the terms, conditions, and limitations as determined by the Plan Administrator.

Under the Restated 2016 Plan, participants may be granted either incentive stock options that comply with the requirements of Section 422 of the Code (if they are employees) or nonqualified stock options that do not comply with those requirements (which may be granted to all eligible participants). Stock options must have an exercise price per share that is not less than the fair market value of the Company’s common stock on the date of grant. Stock options have a maximum term of ten (10) years from the date of grant. Participants generally may pay the exercise price with cash or its equivalent, by means of a broker-assisted cashless exercise, with previously acquired shares of the Company’s common stock, by a net exercise arrangement, or by any other means approved by the Plan Administrator.

Stock appreciation rights may be granted under the Restated 2016 Plan in tandem with a stock option, in whole or in part, or may be granted separately. The exercise price of a stock appreciation right may not be less than the fair market value of the Company’s common stock on the date of grant. Specifically, the Plan Administrator may not amend the terms of an outstanding stock appreciation right to reduce the grant price, cancel it and replace it with a new stock appreciation right with a lower grant price, or cancel an outstanding stock appreciation right with a grant price above the then-current fair market value of the Company’s common stock in exchange for another type of award. Stock appreciation rights have a maximum term of ten (10) years from the date of grant.

A restricted stock award consists of shares of stock that are transferred to the participant, subject to restrictions that may result in forfeiture if specified conditions are not satisfied. A holder of restricted stock is treated as a current stockholder and is entitled to voting rights and to receive dividends. The Plan Administrator may require that the dividend be paid in cash or shares on the dividend payment date, or accrued and/or reinvested in additional shares and paid at the time the restricted stock vests and settles. A restricted stock unit award results in the transfer of shares of stock or cash to the participant only after specified conditions are satisfied. Rights to dividend equivalents, payable in cash or shares on the dividend payment date or accrued and/or reinvested in additional shares and paid at the time the restricted stock units vest and are settled, may be extended to and made part of any restricted stock unit award, at the discretion of the Plan Administrator. A holder of a restricted stock unit award is treated as a stockholder with respect to the award only when the shares of common stock are delivered upon vesting and settlement of the award. Except as permitted by the Plan Administrator and specified in the award agreement, restricted stock and restricted stock unit awards settled in stock that are not performance-based will vest over a minimum period of one (1) year, and restricted stock and restricted stock unit awards settled in stock that are performance-based will vest over a minimum period of one (1) year.

A performance award (whether granted as a performance share or a performance unit) consists of a grant made subject to the attainment of one or more performance goals for a specified performance period (as determined by the Plan Administrator), which except as permitted by the Plan Administrator and specified in the award agreement, will be a minimum performance period of one (1) year. Performance awards may be intended to meet the requirements for qualified performance-based compensation under Section 162(m) of the Code. Performance awards will only be earned by participants if the performance goals are met for the performance period. At the discretion of the Plan Administrator and as prescribed in the award agreement, payment may be made in the form of cash, shares, or a combination of cash and shares. Rights to dividend equivalents, payable in cash and/or shares (including reinvestment in additional shares) and paid at the time the performance award vests and settles, may be extended to and made part of any performance award, at the discretion of the Plan Administrator.

Cash awards may be made to participants as determined by the Plan Administrator. The Plan Administrator will determine the terms and conditions of such cash awards, including whether the payout of such awards is subject to the achievement of performance goals.

Other stock-based awards may be equity-based or equity-related awards other than stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, or performance units. The terms and conditions of other stock-based awards will be determined by the Plan Administrator. Payment under any other stock-based awards may be made in common stock or cash, as determined by the Plan Administrator.

Termination of Employment or Other Service

The participant’s award agreement applicable to each award under the Restated 2016 Plan shall set forth the effect of a termination of employment or other service upon such award; provided, however, that, except as set forth otherwise in a participant’s award agreement or as determined by the Plan Administrator, all of a participant’s unvested and/or unexercisable awards will automatically be forfeited. Following termination, a participant generally will be permitted to exercise the vested portion of an option or stock appreciation right for ninety (90) days following termination, or in the case of a termination by reason of death or disability, for one (1) year following termination, but in each case, in no event following the expiration of the term of such option or stock appreciation right as set forth in the award agreement. Upon a termination for “cause,” a participant shall cease to be permitted to exercise any portion of an option or stock appreciation right (whether vested or unvested) following termination.

Treatment of Awards Upon a Change of Control

The participant’s award agreement applicable to each award under the Restated 2016 Plan will set forth the effect of a change of control upon such award. Unless otherwise provided in a participant’s award agreement, in the event of a change of control of the Company, awards shall be treated in accordance with one or more of the following methods, as determined by the Plan Administrator in its sole discretion: The Plan Administrator may (i) accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an award; (ii) provide for any such awards, whether or not then vested, to be continued, assumed, have new rights substituted therefor or be adjusted in accordance with the Restated 2016 Plan’s adjustment provisions; or (iii) provide for the purchase of any awards by the Company or an affiliate for an amount of cash equal to the highest price per share of common stock paid in any transaction related to the change of control, less, in the case of options and stock appreciation rights, the aggregate exercise price. In addition, the Plan Administrator may, in its sole discretion, provide for the cancellation of any options and stock appreciation rights without payment, if the change of control price is less than the applicable exercise price. The Plan Administrator may, in its sole discretion, accelerate, vest, or cause the restrictions to lapse with respect to all or any portion of an award at any time.

Clawback Provision. Each participant’s award shall be subject to repayment or forfeiture in accordance with any policy of the Company, any provision of applicable law, including the Sarbanes-Oxley Act of 2002 and/or the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, regardless of whether specified in the applicable award agreement.

Transferability of Awards. Award rights may not be transferred, assigned, pledged, or hypothecated in any manner, whether by operation of law or otherwise, other than by will or by the applicable laws of descent and distribution, unless the participant has received the Plan Administrator’s prior written consent.

Amendment to the Plan. Subject to approval of the Board with respect to amendments that are required by law or regulation or stock exchange rules to be submitted to the stockholders of the Company for approval, the Board or the Compensation Committee may amend the Restated 2016 Plan as it may deem proper and in the best interests of Tellurian. However, to the extent required by applicable law, regulation, or stock exchange rule, stockholder approval will be required. No change can be made to any award granted under the Restated 2016 Plan without the consent of the participant if such change would impair the rights of the participant under the provisions of the award.

Section 162(m) Performance Goals

The plan proposal includes the approval of the material terms of the Code Section 162(m) performance goals under the plan, including (i) the participants eligible to receive compensation under the Restated 2016 Plan; (ii) a description of the business criteria on which the performance goal is based; and (iii) the maximum amount of compensation that can be paid to a participant if the performance goal is achieved. These aspects of the Restated 2016 Plan are described below. This summary is qualified in its entirety by reference to the complete text of the Restated 2016 Plan, which is attached to this proxy statement as Appendix C-1.

Eligibility

As described above, all of the Company’s directors, officers, employees and certain consultants are eligible to receive awards under the Restated 2016 Plan.

Performance Goals

The Plan Administrator may grant awards subject to one or more performance goals. In making awards intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m), the Compensation Committee must base a performance goal on at least one or more of the following Performance Goals set below (collectively the “Performance Goals”): (A) earnings; (B) earnings per share; (C) revenue (including increased revenues); (D) profit measures (including gross profit, operating profit, economic profit, net profit before taxes and adjusted pre-tax profit); (E) cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities); (F) return measures (including return on equity, return on assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); (G) equity ratios; (H) gross margin; (I) net income measures (including income after capital costs and income before or after taxes); (J) earnings; (K) pretax earnings; (L) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (M) earnings before taxes and depreciation (“EBTD”); (N) earnings before interest and taxes (“EBIT”); (O) earnings before interest, taxes, depreciation, amortization, and exploration expenses (“EBITDAX”); (P) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (Q) operating measures

(including operating income, funds from operations, cash from operations, after-tax operating income; sales volumes, production volumes and production efficiency); (R) stock price measures (including growth measures and total stockholder return); (S) debt reduction; (T) price per share; (U) market share; (V) earnings per share or adjusted earnings per share (actual or growth in); (W) economic value added (or an equivalent metric); (X) market value added; (Y) debt to equity ratio; (Z) expense measures (including overhead cost and general and administrative expense); (AA) changes in working capital; (BB) margins; (CC) stockholder value; (DD) proceeds from dispositions; (EE) total market value; (FF) customer satisfaction or growth; (GG) contracted LNG quantity; (HH) construction milestones; (II) engineering milestones; (JJ) execution of engineering, procurement and construction agreements; (KK) implementation, completion or attainment of measurable objectives with respect to financing or construction of entire projects or stages of projects; (LL) regulatory milestones; (MM) completion of regulatory filings; (NN) receipt of and compliance with regulatory approvals; (OO) receipt of a commitment of financing or refinancing; (PP) closing of financing or refinancing; (QQ) execution of commercial agreements; (RR) achievement of safety standards; (SS) fuel usage; (TT) asset quality levels; (UU) asset sale targets; (VV) investments; (WW) satisfactory internal or external audits; (XX) achievement of balance sheet or income objectives; (YY) employee retention/attrition rates; (ZZ) improvements of financial ratings; (AAA) charge-offs; (BBB) million British thermal units (MMBtu) growth per net debt-adjusted share; (CCC) reaching a final investment decision; (DDD) fuel usage; (EEE) cost of production; (FFF) management of risk; (GGG) investments; (HHH) assets; (III) value of assets; and (JJJ) non-performing assets.

For any awards intended to qualify under Section 162(m) of the Code, the grant or vesting of such awards may be based upon one or more of the foregoing performance goals that apply to the specified participant, one or more business units of the Company, or the Company as a whole. The Plan Administrator will determine the performance goals applicable to any such awards at the time the awards are granted; these goals may be measured based on performance over a specified performance period, or may be determined based on whether or not the goals are satisfied at any time prior to the expiration of a specified performance period, whether annually or cumulatively over a period of time, on an absolute basis or relative to the pre-established target, or to previous years’ results. Any performance measure(s) may be used in comparison to the performance of a group of peer companies, as the Compensation Committee, in its sole discretion, deems appropriate.

Prior to the payment of any award based on the achievement of performance goals intended to qualify under Section 162(m) of the Code, the Compensation Committee must certify in writing that the applicable performance goals and any material terms were, in fact, satisfied. The Compensation Committee cannot adjust an award intended to meet the requirements of Section  162(m) of the Code upward for a participant, but retains the discretion to adjust any such award downward.

Maximum Payment Limitations

Under the Restated 2016 Plan, (i) the maximum aggregate grant with respect to shares that a participant may be granted in any one calendar year under the plan pursuant to awards other than options or stock appreciation rights shall be 10,000,000 shares; (ii) the maximum aggregate grant with respect to shares that a participant may be granted in any one calendar year under the plan pursuant to awards of options or stock appreciation rights shall be 10,000,000 shares; and (iii) with respect to a grant of cash, the maximum aggregate award that a participant may earn in any one calendar year shall be equal to the value of 10,000,000 shares of common stock (calculated as of the time of payment or settlement). Each of the foregoing calendar-year limits shall be proportionately adjusted upward or downward for any period of performance longer or shorter than twelve (12) months.

United States Federal Income Tax Consequences

The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the Restated 2016 Plan as normally operated and is not intended to provide or supplement tax advice to eligible employees, consultants or directors. The summary contains general statements based on current

U.S. federal income tax statutes and regulations and currently available interpretations thereof. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences or the effect, if any, of gift, estate and inheritance taxes.

Incentive Stock Options. Incentive Stock Options are subject to special federal income tax treatment. No federal income tax is imposed on the optionee upon the grant of an Incentive Stock Option. The optionee would recognize no ordinary taxable income upon exercise of an Incentive Stock Option or later disposition of shares acquired pursuant to his or her exercise of an Incentive Stock Option if the optionee (a) does not dispose of the shares acquired pursuant to the exercise within the two-year period beginning on the date that the stock option was granted or within the one-year period beginning on the date that the stock option was exercised (collectively, the “holding period”) and (b) is an employee of the Company or any of its subsidiaries at all times beginning on the date of grant and ending on the date three months before the date of exercise. With respect to an Incentive Stock Option, the difference between the fair market value of the stock on the date of exercise and the exercise price must generally be included in the optionee’s alternative minimum taxable income for the year in which such exercise occurs. However, if the optionee exercises an Incentive Stock Option and disposes of the shares received in the same taxable year and the amount realized is less than the fair market value of the shares on the date of exercise, then the amount included in the alternative minimum taxable income of the optionee will not exceed the amount realized over the adjusted basis of the shares.

Upon disposition of the shares received upon exercise of an Incentive Stock Option after the holding period, any appreciation of the shares above the exercise price should constitute capital gain. In such event, the Company would not be entitled to any deduction for federal income tax purposes in connection with the grant or exercise of the Incentive Stock Option or the disposition of the shares so acquired. If an optionee disposes of shares acquired pursuant to his or her exercise of an Incentive Stock Option prior to the end of the holding period, the optionee will be treated as having received, at the time of disposition, compensation taxable as ordinary income. In such event, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation is treated as received by the optionee. The amount treated as ordinary income is the excess of the fair market value of the shares at the time of exercise (or in the case of a sale in which a loss would be recognized, the amount realized on the sale if less) over the exercise price; any amount realized in excess of the fair market value of the shares at the time of exercise would be treated as short-term or long-term capital gain, depending on the holding period of the shares.

Non-qualified Stock Options and Stock Appreciation Rights. As a general rule, no federal income tax is imposed on the optionee upon the grant of a non-qualified stock option such as those under the Restated 2016 Plan (whether or not including a tandem Stock Appreciation Right), and the Company is not entitled to a tax deduction by reason of such grant. Generally, upon the exercise of a non-qualified stock option, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares of stock at the time of exercise over the option price paid for such shares. In the case of the exercise of a stock appreciation right, the optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the cash received and/or the fair market value of the shares distributed to the optionee, determined based on the excess of the fair market value of the shares of common stock covered by the portion of the stock appreciation rights being exercised over the exercise price for such shares. Upon the exercise of a non-qualified stock option or a stock appreciation right, and subject to the application of Section 162(m) of the Code as discussed below, the Company may claim a deduction for compensation paid at the same time and in the same amount as compensation income is recognized by the optionee assuming any federal income tax reporting requirements are satisfied. Upon a subsequent disposition of the shares received upon exercise of a non-qualified stock option or a stock appreciation right, any difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition would be treated as long-term or short-term capital gain or loss, depending on the holding period of the shares.

Restricted Stock Awards. Subject to the special rules discussed below relating to elections made under Section 83(b) of the Code, the recipient of a restricted stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When the risk of forfeiture with respect to the stock subject to the award lapses and the participant vests in the underlying shares, the holder will realize ordinary income in an amount equal to the fair market value of the shares of common stock at such time, and, subject to Section 162(m) of the Code, the Company will be entitled to a corresponding deduction. All dividends and distributions (or the cash equivalent thereof) with respect to a restricted stock award paid to the holder before the risk of forfeiture lapses will also be compensation income to the holder when paid and, subject to Section 162(m) of the Code, deductible as such by the Company. Upon a subsequent disposition of the shares received pursuant to a restricted stock award for which a Section 83(b) election was not made, the difference between the amount realized on the disposition of the shares and the fair market value of the shares on the date the substantial risk of forfeiture lapsed would be treated as a capital gain or loss. The gain or loss will be long-term or short-term, depending on how long the participant held the stock.

Notwithstanding the foregoing, the holder of a restricted stock award subject to a substantial risk of forfeiture may make an election under Section 83(b) of the Code to be taxed at the time of grant of the restricted stock award (rather than the date on which the substantial risk of forfeiture lapses) based on the fair market value of the shares of common stock on the date of the award, less any purchase price paid, in which case (a) subject to Section 162(m) of the Code, the Company will be entitled to a deduction at the same time and in the same amount, (b) dividends paid to the recipient during the period the forfeiture restrictions apply will be taxable as dividends and will not be deductible by the Company, and (c) there will be no further federal income tax consequences when the risk of forfeiture lapses. Such election must be made not later than 30 days after the grant of the restricted stock award and is irrevocable. Upon a subsequent disposition of restricted stock award shares for which the Section 83(b) election is made, the difference between the fair market value of the shares on the disposition date and the fair market value of the shares on the date of grant would be treated as a capital gain or loss. The gain or loss will be long-term or short-term, depending on how long the participant held the stock.

Performance Shares, Incentive Awards and Other Stock-Based Awards. In addition to the types of awards described above, the Restated 2016 Plan authorizes certain other awards that may include payments in cash, common stock, or a combination of cash and common stock. The tax consequences of such awards will depend on the specific terms of such awards. Generally, however, a participant who receives an award payable in cash will recognize ordinary income with respect to such cash award when paid, and the Company will be entitled to a corresponding deduction at that time. In general, a participant who has been granted a performance share award, an incentive award or an other stock-based award generally will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. Whether a performance share award, an incentive award or an other stock-based award is paid in cash or shares of common stock, the participant will have taxable compensation and, subject to the application of Section 162(m) of the Code as discussed below, the Company will have a corresponding deduction. The measure of such income and deduction will be the amount of any cash paid and the fair market value of any shares of common stock either at the time the performance share award, an incentive award or an other stock-based award is paid or at the time any restrictions on the shares subsequently lapse, depending on the nature, if any, of the restrictions imposed. Any dividend equivalents paid with respect to a performance share award, an incentive award or an other stock-based award prior to the actual issuance of shares under the award will be compensation income to the participant and, subject to the application of Section 162(m) of the Code as discussed below, deductible as such by the Company. Upon a subsequent disposition of the shares received pursuant to a performance share award, an incentive award or an other stock-based award, the difference between the amount realized on the disposition of the shares and the fair market value of the shares on the vest date would be treated as a capital gain or loss. The gain or loss will be long-term or short-term, depending on how long the participant held the stock.

Section 162(m) of the Code. In general, Section 162(m) of the Code imposes a limit of $1 million on the amount that a publicly held corporation may deduct for federal income tax purposes for compensation paid to the company’s “covered employees” (generally, its chief executive officer and three other executive officers (other than its chief financial officer) whose compensation is disclosed in its Annual Report who are employed as of the end of the year). This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance based” compensation (i.e., compensation paid only if performance meets pre-established, objective goals established by a compensation committee that is comprised solely of two or more “outside directors,” based on criteria approved by stockholders). The Restated 2016 Plan has been designed to provide the Compensation Committee with flexibility to grant awards intended to qualify as performance-based compensation under Section 162(m) of the Code and, therefore, be exempt from the deduction limit. However, we reserve the right to authorize the payment of non-deductible compensation if we deem that it is appropriate to do so under the circumstances.

Section 409A of the Internal Revenue Code

Some awards issued under the Restated 2016 Plan may be considered non-qualified deferred compensation that is subject to Section 409A of the Code and the regulations thereunder with respect to non-qualified deferred compensation. If any award granted under the Restated 2016 Plan is considered non-qualified deferred compensation under Section 409A of the Code, then certain requirements must be met in order to avoid certain adverse tax consequences for U.S. federal tax purposes. These requirements include ensuring that any election to defer made by the participant is done within the time period(s) permitted by Section 409A; imposing certain limitations on distributions; and prohibiting the acceleration of the time or schedule of any payment of deferred amounts, except in certain permitted circumstances. If these requirements are not met, the participant may be subject to certain adverse tax consequences, which may include immediate taxation, a 20% penalty tax, and an underpayment interest rate plus 1% on noncompliant amounts. The Committee generally intends to design and administer awards under the Restated 2016 Plan to comply with or be exempt from Section 409A of the Code; however, there is no commitment or guarantee that any federal, state, or local tax treatment will apply or be available to any person who participates in the Restated 2016 Plan.

Tax-Qualified Status of the Plan

The Restated 2016 Plan is not qualified under Section 401(a) of the Code.

Inapplicability of ERISA

Based upon current law and published interpretations, the Company does not believe that the Restated 2016 Plan is subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Existing Plan Benefits

The following table sets forth the number of shares of restricted stock and other awards that have been issued under the Tellurian 2016 Plan to the following persons as of July 21, 2017: (i) each of our named executive officers for 2016, (ii) all current executive officers, as a group, (iii) all current directors who are not executive officers, as a group, and (iv) all employees, including all current officers who are not executive officers, as a group.

Name of Individual or Group	Restricted Shares	Other
Charif Souki, Chairman	19,512	5,934
Brooke A. Peterson, Director	19,512	5,934
Martin Houston, Vice Chairman	19,512	5,934
Meg A. Gentle, President and Chief Executive Officer	—	14,124
R. Keith Teague, Executive Vice President and Chief Operating Officer	—	3,531
Daniel A. Belhumeur, General Counsel	—	4,061
Antoine J. Lafargue, Senior Vice President and Chief Financial Officer	800,000	—
Khaled Sharafeldin, Chief Accounting Officer	—	—
J. Thomas Wilson, Former President and Chief Executive Officer	—	—
Diana Derycz-Kessler, Director	19,512	5,934
Dillon J. Ferguson, Director	19,512	5,934
Don A. Turkleson, Director	19,512	4,597
Jean Jaylet, Director	—	—

Current Directors and Executive Officers as a Group (a total of 12 persons)	917,072	55,983

New Plan Benefits

All awards granted under the Restated 2016 Plan are subject to the discretion of the Compensation Committee or the Board, as appropriate. To date, no awards have been made under the Restated 2016 Plan. If approved by stockholders of the Company, awards under the Restated 2016 Plan will be at levels to be determined by management and the Compensation Committee. The total benefits that will be received by any particular person or group under the Restated 2016 Plan are not determinable at this time, and we cannot now anticipate what grants, if any, the Compensation Committee may, in its discretion, decide to award to our executive officers, non-employee directors or other employees.

Vote Required for Approval

Approval of Proposal 4, including the material terms under which the remuneration is to be paid and the performance goals (including the business criteria on which any qualified performance goals are based), will require the affirmative vote of holders of a majority of the outstanding shares of Tellurian common stock present in person or represented by proxy at the Meeting and entitled to vote on the proposal, assuming that a quorum exists.

If you fail to submit a proxy or fail to instruct your broker to vote, it will have no effect on Proposal 4, assuming that a quorum exists. If you mark your proxy or voting instructions to abstain, it will have will have the same effect as a vote “AGAINST” Proposal 4, assuming that a quorum exists.

Board Recommendation

The Board unanimously recommends that Tellurian stockholders vote “FOR” the proposal to approve and adopt an Amended and Restated Tellurian 2016 Omnibus Incentive Compensation Plan, and a vote “FOR” approval of the Amended and Restated Tellurian 2016 Omnibus Incentive Compensation Plan shall in fact include approval of the material terms of the performance goals of the Amended and Restated Tellurian 2016 Omnibus Incentive Compensation Plan.

PROPOSAL 5—NON-BINDING ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Background

Pursuant to Section 951 of the Dodd–Frank Act, Tellurian stockholders are being asked to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers (“NEOs”) disclosed in this proxy statement in accordance with SEC rules. This is commonly referred to as a “say-on-pay” vote, as it gives the stockholders the opportunity to communicate to the Compensation Committee and the Board their views on the compensation of the Company’s NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s NEOs and the compensation policies and practices described in this proxy statement.

The “say-on-pay” vote is advisory only and therefore is not binding on the Company, the Compensation Committee, or the Board, and will not be construed as overruling a decision by, or creating or implying any fiduciary duty for, the Company, the Compensation Committee, or the Board. Although the vote is non-binding, each of the Compensation Committee, which is responsible generally for designing and administering the Company’s executive compensation program, and the Board values the opinions expressed by stockholders in their vote on this proposal and will review the voting results, seek to determine the reasons for such results, and take such feedback into consideration when making future compensation decisions for the Company’s executive officers.

For the reasons discussed in “Explanatory Note Regarding Magellan/Tellurian Merger” on page 1 of this proxy statement, the historical information included in the section below entitled “Magellan Historical Compensation Information” relates to the compensation of Magellan’s NEOs during the Transition Period ended December 31, 2016 and the fiscal years ended June 30, 2016 and June 30, 2015.

Magellan Historical Compensation Information

Named Executive Officers

Magellan’s NEOs during the Transition Period and the fiscal year ended June 30, 2016 were J. Thomas Wilson and Mr. Lafargue. Mr. Wilson served as Magellan’s President and Chief Executive Officer from September 2011 until his resignation in August 2016. Mr. Lafargue joined Magellan in August 2010 and has served in a variety of roles, including as President and Chief Executive Officer from the time of Mr. Wilson’s resignation through the closing of the Merger.

During the Transition Period and the fiscal year ended June 30, 2016, the compensation of Magellan’s NEOs was determined and approved primarily by the Special Committee of Magellan’s board of directors, which was formed to address all matters relating to the strategic alternatives review process that resulted in the Merger.

Summary of Compensation Arrangements

J. Thomas Wilson. Mr. Wilson resigned, effective August 5, 2016, from all positions with Magellan for “Good Reason,” as that term is defined in his Amended and Restated Employment Agreement with the Company, effective as of October 31, 2014, as further amended on February 11, 2015. Mr. Wilson’s Employment Agreement provided for an annual base salary of $300,000, subject to an annual cost of living increase effective each January 1. The Employment Agreement also provided that if the Company terminated Mr. Wilson’s employment without “Cause” or he resigned for Good Reason, he would be entitled to receive a severance benefit equal to the amount of base salary that he would have received if he remained employed for twelve months following his termination, based upon his then - current base salary without further increase, and certain continuing medical benefits. Upon Mr. Wilson’s resignation, he became entitled to the foregoing benefits, which amounted to approximately $430,000 in the aggregate, including his accrued and unused vacation balance as of August 5, 2016. In connection with his termination of employment, Mr. Wilson released all contractual or similar obligations payable to him from the Company or its affiliates.

Antoine J. Lafargue. During the Transition Period, Mr. Lafargue was party to an Employment Agreement with Magellan, dated as of October 31, 2014 and as amended October 12, 2015 and July 13, 2016. Mr. Lafargue’s Employment Agreement as in effect during the Transition Period provided for an annual base salary of $300,224, subject to an annual cost of living increase effective each January 1. The Employment Agreement had provisions regarding termination for Cause or Good Reason similar to those contained in Mr. Wilson’s Employment Agreement. In addition, Mr. Lafargue’s agreement provided that in the event of termination without Cause or for Good Reason within a period ending ten months after a “Qualifying Transaction” (as defined in the agreement), Mr. Lafargue would receive a severance benefit equal to the lesser of twice Mr. Lafargue’s then-current base salary and $600,000. In addition, Mr. Lafargue was a party to incentive compensation agreements pursuant to which, among other things, (i) 62,500 shares of restricted stock granted to Mr. Lafargue would vest immediately prior to the completion of a Qualifying Transaction, (ii) he would receive a cash award ranging from $0 to $1 million upon the completion of a Qualifying Transaction, with the amount of cash award to be equal to $2,750 for each one cent of market value per share of the Company’s common stock reflected in the Qualifying Transaction above a minimum market value threshold of $1.60 per share, (iii) he would receive a phantom stock award based on the value of 62,500 notional shares, payable in cash, with payment contingent upon completion of a Qualifying Transaction, and (iv) he would potentially receive an additional cash bonus that would double the amounts payable under the awards available under clauses (i), (ii), and (iii) above in certain circumstances. In connection with the Merger, Mr. Lafargue released all contractual or similar obligations payable to him from Magellan or its affiliates and entered into new compensation arrangements.

Magellan Summary Compensation Table

The following table shows the compensation paid or accrued to Magellan’s NEOs for the fiscal years ended June 30, 2016 and June 30, 2015 and the Transition Period for the six months ended December 31, 2016 (indicated as “TP”).

Name and Principal Position	Year	Salary (1)	Bonus (2)	Stock Awards (3)(4)	Option Awards (3)	Change in Pension Value and Non- Qualified Deferred Compen- sation Earnings	All Other Compen- sation (5)	Total
J. Thomas Wilson, Former President and CEO (6)	TP	$46,154	$—	$—	$—	$—	$317,103	$363,257
	2016	$325,384	$—	$—	$—	$—	$40,856	$366,240
	2015	$301,189	$90,000	$54,000	$999,835	$—	$52,268	$1,497,292
Antoine J. Lafargue, SVP and President, CEO, CFO, Treasurer, and Corporate Secretary	TP	$158,195	$—	$—	$—	$—	$15,777	$173,972
	2016	$321,008	$—	$—	$—	$—	$31,714	$352,722
	2015	$319,902	$—	$54,000	$221,050	$—	$37,633	$632,585

(1)	Salary for fiscal 2016 includes amounts of accrued additional salary for vacation days not taken of $18,474 and $23,077 for Messrs. Lafargue and Wilson, respectively. Salary for 2015 includes amounts of accrued additional salary for vacation days not taken of $29,512 and $11,075 for Messrs. Lafargue and Wilson, respectively.
(2)	Pursuant to Mr. Wilson’s employment agreement, he was paid a performance bonus of $90,000 on January 16, 2015.
(3)

Amounts reported represent the aggregate grant date fair value of the equity awards calculated in accordance with Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) Topic 718. The grant date values have been determined based on assumptions and methodologies discussed in Notes 1 and 11 of the Notes to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016. Certain of the option awards are subject to performance conditions, and the grant date fair values reported reflect the determination that the probable outcome of such conditions will be the achievement of the highest level of such performance conditions.
(4)	On October 12, 2015, pursuant to the Magellan 2012 Plan and the terms of Mr. Lafargue’s Employment Agreement with Magellan, dated October 31, 2014 and amended on October 12, 2015 and July 13, 2016 (the “2014 Lafargue Agreement”), the Company granted 62,500 shares of restricted stock to Mr. Lafargue, which shares vest upon the occurrence of a Qualifying Transaction, as defined in the 2014 Lafargue Agreement. Since the occurrence of a Qualifying Transaction is outside of the Company’s control, it cannot be deemed probable under ASC Topic 718, and therefore, the fair value of the restricted shares, at their grant date of October 12, 2015, was $0. If the highest level of the performance condition associated with this grant were achieved, the grant date fair value of the award would have been $46,250.
(5)	The amounts entitled “All Other Compensation” for the Transition Period and fiscal year 2016 are detailed in the following table:

Name	Year	Severance Payments	Qualified Retirement Plan Employer Match	Premiums for Health Insurance Plans	Car Allowance	Premiums for Life and Disability Insurance Plans	Secured Parking Fees	Total
J. Thomas Wilson (6)	TP	$300,000	$4,351	$11,530	$—	$722	$500	$317,103
	2016	$—	$6,112	$22,855	$7,385	$1,444	$3,060	$40,856
Antoine J. Lafargue	TP	$—	$4,425	$9,230	$—	$722	$1,400	$15,777
	2016	$—	$9,355	$18,455	$—	$1,444	$2,460	$31,714

(6)	Mr. Wilson also served as a director of the Company until his resignation effective August 5, 2016.

Outstanding Equity Awards at December 31, 2016

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)		Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Antoine J. Lafargue (1)	50,000	—	—	$14.72	8/2/2020	—	—		—	—
Antoine J. Lafargue (1)	75,000	—	—	$8.80	11/30/2021	—	—		—	—
Antoine J. Lafargue (1)	103,125	—	—	$8.24	10/15/2023	—	—		—	—
Antoine J. Lafargue (1)	31,250	—	—	$14.40	10/31/2024	—	—		—	—
Antoine J. Lafargue (1)	—	—	—	$—	—	—	—	(2)	62,500	$703,125	(2)
J. Thomas Wilson (3)	24,218	—	—	$9.60	2/2/2019	—	—		—	—
J. Thomas Wilson (3)	18,750	—	—	$17.92	4/1/2020	—	—		—	—
J. Thomas Wilson (3)	15,625	—	—	$8.64	11/7/2021	—	—		—	—
J. Thomas Wilson (3)	125,000	—	—	$8.24	10/15/2023	—	—		—	—
J. Thomas Wilson (3)	125,000	—	—	$14.40	10/31/2024	—	—		—	—

(1)

In connection with his initial appointment as the Company’s Chief Financial Officer and Treasurer, on August 2, 2010, Mr. Lafargue was awarded 50,000 non-qualified, time-based stock options with an exercise price of $14.72 per share, all of which were vested as of June 30, 2016. On November 30, 2011, Mr. Lafargue was awarded a total of 75,000 non-qualified stock options with an exercise price of $8.80 per share, comprised of 50,000 time-based options and 25,000 performance-based options. All of these 75,000 options were fully vested as of June 30, 2016. On October 15, 2013, non-qualified options to purchase 103,125 shares of common stock at an exercise price of $8.24 per share were granted under the Magellan 2012 Plan to Mr. Lafargue. On March 31, 2014, 25,780 of those options vested, and on

August 1, 2016, the remaining 77,345 options vested. On October 31, 2014, 31,250 non-qualified options to purchase shares of common stock at an exercise price of $14.40 per share were granted under the Magellan 2012 Plan to Mr. Lafargue. On August 1, 2016, all of those 31,250 options vested.

On October 12, 2015, the Company entered into a series of new incentive compensation agreements with Mr. Lafargue as described above under “—Magellan Historical Compensation Information—Magellan Summary Compensation Table,” including the grant of 62,500 shares of restricted stock referenced in the table above, which shares were relinquished by Mr. Lafargue in connection with the Merger.

(2)	The market value of the shares of restricted stock that had not vested as of December 31, 2016, is based on the closing market price of the Company’s common stock of $11.25 per share as reported by Nasdaq on December 30, 2016.
(3)	In connection with Mr. Wilson’s appointment as the Company’s President and Chief Executive Officer effective September 27, 2011, Mr. Wilson was awarded 31,250 non-qualified time-based stock options with an exercise price of $8.64 per share. These stock options were fully vested as of June 30, 2016. Prior to his appointment as the Company’s President and Chief Executive Officer, Mr. Wilson was granted the following stock options: (a) 48,437 options granted on February 2, 2009 with an exercise price of $9.60 per share; and (b) 37,500 options granted on April 1, 2010 with an exercise price of $17.92 per share, all of which options were fully vested as of June 30, 2016. The above option share numbers reflect certain transfers made by Mr. Wilson on May 8, 2012 of one-half of each of the options previously granted to Mr. Wilson, pursuant to a domestic relations order in connection with a marital dissolution proceeding. On October 15, 2013, options to purchase 125,000 shares of common stock at an exercise price of $8.24 per share were granted under the Magellan 2012 Plan to Mr. Wilson. On March 31, 2014, 31,250 of those options vested, and on August 1, 2016, the remaining 93,750 options vested. On October 31, 2014, a total of 125,000 non-qualified options to purchase shares of common stock at an exercise price of $14.40 per share were granted under the Magellan 2012 Plan to Mr. Wilson, comprised of 50,000 market-based options and 75,000 performance-based options. On August 1, 2016, all of those 125,000 options vested.

Treatment of Equity Awards upon the Closing of the Merger

Immediately prior to the closing of the Merger, certain then-current and former employees, officers and directors of Magellan held equity compensation plan awards under the Magellan 1998 Plan or the Magellan 2012 Plan. At the closing of the Merger, any outstanding options held by then-current and former employees, officers and directors of Magellan remained exercisable for such period of time as provided in the applicable award agreement and plan. The vesting of awards to then-current and former employees, officers and directors of Magellan was accelerated as a result of the Merger in accordance with the terms of the applicable award agreement and the Merger Agreement.

Proposed Resolution

In light of the foregoing, the Board recommends that you vote in favor of the following resolution at the Meeting:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement for the Meeting pursuant to the executive compensation disclosure rules of the SEC, which proxy statement includes the compensation tables and the narrative discussion that accompanies the compensation tables.

Vote Required for Approval

Approval of Proposal 5 will require the affirmative vote of the holders of a majority of the outstanding shares of Tellurian common stock present in person or represented by proxy at the Meeting and entitled to vote on the proposal, assuming that a quorum exists.

If you fail to vote or submit a proxy or fail to instruct your broker to vote, it will have no effect on Proposal 5, assuming that a quorum exists. If you mark your proxy or voting instructions to abstain, it will have the same effect as a vote “AGAINST” Proposal 5, assuming that a quorum exists.

Board Recommendation

The Board unanimously recommends that Tellurian stockholders vote “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s NEOs.

Although the advisory vote is non-binding, our Board and our Compensation Committee will review the results of the vote and take them into account in making future compensation decisions for the Company’s executive officers.

TELLURIAN EXECUTIVE OFFICERS

The information in this section relates to the executive officers of Tellurian following the Merger. As of July 21, 2017, our executive officers were as follows:

Name	Title	Age
Meg A. Gentle	President and Chief Executive Officer	43
R. Keith Teague	Executive Vice President and Chief Operating Officer	52
Antoine J. Lafargue	Senior Vice President and Chief Financial Officer	42
Daniel A. Belhumeur	General Counsel	39
Khaled Sharafeldin	Chief Accounting Officer	54

See “Proposal 1—Election of Directors to the Company’s Board—Director Nominees to Hold Office for a Term Expiring at the 2020 Annual Meeting of Stockholders” for biographical information of Ms. Gentle.

R. Keith Teague has served as the Executive Vice President and Chief Operating Officer of Tellurian since February 10, 2017, and he served as Executive Vice President and Chief Operating Officer of Tellurian Investments from October 2016 until the completion of the Merger. Mr. Teague previously served as Executive Vice President, Asset Group at Cheniere from February 2014 until September 2016. Mr. Teague served at Cheniere as Senior Vice President-Asset Group from April 2008 to February 2014. Mr. Teague also served as President of CQH Holdings Company, LLC (formerly known as Cheniere Pipeline Company), a wholly owned subsidiary of Cheniere, from January 2005 until September 2016. Prior to April 2008, he served as Vice President-Pipeline Operations of Cheniere since May 2006. Mr. Teague began his career with Cheniere in February 2004 as Director of Facility Planning. Prior to joining Cheniere, Mr. Teague served as the Director of Strategic Planning for the CMS Panhandle Companies from December 2001 until September 2003. He began his career with Texas Eastern Transmission Corporation, where he managed pipeline operations and facility expansion. Mr. Teague received a B.S. in Civil Engineering from Louisiana Tech University and an M.B.A. from Louisiana State University.

Antoine J. Lafargue has served as the Senior Vice President and Chief Financial Officer of Tellurian since February 10, 2017, and he served as Magellan’s President and Chief Executive Officer, Chief Financial Officer, Treasurer and Corporate Secretary from August 2016 until February 2017, and ceased holding each of those positions other than Chief Financial Officer upon the completion of the Merger. From June 2015 to August 2016, Mr. Lafargue served as the Company’s Senior Vice President and Chief Financial Officer, Treasurer, and Corporate Secretary. From October 2014 to June 2015, Mr. Lafargue served as the Company’s Senior Vice President of Strategy and Business Development and Chief Commercial Officer, and from August 2010 to October 2014, Mr. Lafargue served as the Company’s Vice President, Chief Financial Officer and Treasurer. Previously, Mr. Lafargue served in a number of senior financial management positions in the United States and Europe, including with private equity and investment banking firms, focusing on investments in the energy and infrastructure sectors. Mr. Lafargue holds master’s degrees in Finance from the Ecole Superieure de Commerce de Paris and in Social and Political Sciences from the Institut d’Études Politiques, both located in France.

Daniel A. Belhumeur has served as the General Counsel of Tellurian since February 10, 2017, and he served as General Counsel of Tellurian Investments from October 2016 until the completion of the Merger. Mr. Belhumeur served at Cheniere as Vice President, Tax and General Tax Counsel from January 2011 to October 2016. He served as Cheniere’s Tax Director from January 2010 to December 2010. From 2007 to 2010, he served as Cheniere’s Domestic Tax Counsel. Mr. Belhumeur began his career in public accounting after he received his Bachelor’s degree and Master’s degree in Accounting from Texas A&M University. He then went on to obtain his law degree from the University of Kansas School of Law and his LL.M. from the Georgetown University Law Center.

Khaled Sharafeldin has served as the Chief Accounting Officer of Tellurian since February 10, 2017, and he served as Chief Accounting Officer of Tellurian Investments from January 2017 until the completion of the

Merger. Mr. Sharafeldin served as Vice President—Internal Audit at Cheniere from April 2012 to January 2017. From 2010 to 2011 he served as Director—Quality Management at Pride International. From 2005 to 2010 Mr. Sharafeldin was Director of Internal Audit at Pride International. From 2003 to 2005, he served as Director of Internal Audit at BJ Services Company. From 1996 to 2003, he served in several financial management roles at Schlumberger Limited. From 1991 to 1996, he was employed by the public accounting firm Price Waterhouse LLP in Houston, Texas. Mr. Sharafeldin received his Bachelor of Commerce from Cairo University in Egypt. He is also a Certified Public Accountant in the State of California.

PROPOSAL 6—NON-BINDING ADVISORY RESOLUTION TO APPROVE THE FREQUENCY

OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

In addition to the advisory approval of our executive compensation program, we are also seeking a non-binding determination from our stockholders as to the frequency with which stockholders will have an opportunity to provide an advisory vote with respect to the compensation of our executive officers. Stockholders have the option of selecting a frequency of one, two or three years, or abstaining. For the reasons described below, we recommend that our stockholders select a frequency of say-on-pay vote every three years, or a triennial vote.

The structure and terms of our executive compensation program are designed to balance the Company’s financial resources, while also supporting long-term value creation. Since the completion of the Merger in February 2017, we continue to review and develop our executive compensation program on a go-forward basis. We believe that a triennial vote will allow stockholders to better judge our executive compensation program in relation to our long-term performance. One of the key objectives of our executive compensation program is to attempt to ensure that management’s interests are aligned with our stockholders’ interests over the long term.

The Company believes that a triennial vote will provide us with the time to thoughtfully respond to stockholders’ sentiments and implement any necessary changes. We therefore believe that a triennial vote is an appropriate frequency to provide management and our Compensation Committee sufficient time to consider stockholders’ input and to implement any appropriate changes to our executive compensation program.

Regardless of the outcome of the say-on-frequency vote, we intend to continue to consider input from our stockholders during the period between stockholder votes. We seek and are open to input from our stockholders regarding Board and governance matters, as well as our executive compensation program, and have made attempts to ensure there are avenues for our stockholders to submit comments to the Company. We believe our stockholders’ ability to contact us to express specific views on executive compensation reduces the need for and value of more frequent advisory votes on executive compensation.

Vote Required for Approval

Approval of Proposal 6 will require the affirmative vote of the holders of a majority of the outstanding shares of Tellurian common stock present in person or represented by proxy at the Meeting and entitled to vote on the proposal, assuming that a quorum exists. Because Proposal 6 has three possible substantive responses (every three years, every two years or every one year), if none of the frequency alternatives receives the affirmative vote of the holders of a majority of the outstanding shares of Tellurian common stock present in person or represented by proxy at the Meeting and entitled to vote on the matter, then we will consider stockholders to have approved the frequency selected by the holders of a plurality of the outstanding shares of Tellurian common stock.

If you fail to vote or submit a proxy or fail to instruct your broker to vote, it will have no effect on Proposal 6, assuming that a quorum exists. If you mark your proxy or voting instructions to abstain, it will have the same effect as a vote “AGAINST” each of the substantive responses under this Proposal 6, assuming that a quorum exists.

Board Recommendation

The Board unanimously recommends that Tellurian stockholders vote for the approval, on a non-binding advisory basis, of a vote on executive compensation “EVERY THREE YEARS.”

Although the advisory vote is non-binding, our Board will review the results of the vote and take them into account in making a determination concerning the frequency of advisory votes on executive compensation.

DIRECTOR COMPENSATION

Historical Director Compensation Program

The following table sets forth the compensation earned or paid by Magellan to its directors during the fiscal year ended June 30, 2016 and the Transition Period for the six months ended December 31, 2016 (indicated as “TP”). Each former director named in the table resigned in connection with (i) the Merger effective February 10, 2017 or (ii) the closing of the transactions contemplated by the Exchange Agreement between Magellan and One Stone effective August 1, 2016.

Name	Year	Fees Earned or Paid in Cash (1)	Stock Awards (1)(2)	Option Awards (2)	All Other Compensation (3)	Total
J. Robinson West (4)	TP	$35,000	$70,000	$—	$4,500	$109,500
	2016	$70,000	$—	$—	$9,000	$79,000
Brendan S. MacMillan (5)	TP	$26,500	$70,000	$—	$4,500	$101,000
	2016	$53,000	$—	$—	$9,000	$62,000
Ronald P. Pettirossi (6)	TP	$25,500	$70,000	$—	$4,500	$100,000
	2016	$51,000	$—	$—	$9,000	$60,000
Robert I. Israel (7)	TP	$—	$—	$—	$—	$—
	2016	$43,000	$—	$—	$9,000	$52,000
Vadim Gluzman (8)	TP	$—	$—	$—	$—	$—
	2016	$43,000	$—	$—	$9,000	$52,000

(1)	All non-employee directors were eligible to receive a base annual cash retainer of $35,000 for their Board service during a fiscal year, as prorated to reflect the period of applicable Board service with respect to any director that served on the Board for only a portion of that fiscal year. Under the terms of the Board’s compensation policy for non-employee directors adopted on May 27, 2009, as amended and restated through November 6, 2012, each non-employee director was eligible to receive an annual award of shares of common stock under the Magellan 2012 Plan with a value equal to $35,000, with the determination of the exact number of shares to be made on July 1 or on the date of the subsequent annual stockholders meeting (“Stock Award”). In either case, the number of shares to be awarded was to be determined using the fair value of the shares as of July 1. In addition, there was an annual cash award alternative to the annual Stock Award whereby a non-employee director could elect to receive $35,000 in cash to exercise previously awarded options to acquire common stock, the exercise price of which was at least equal in value to the common stock eligible for receipt by the director pursuant to the Stock Award (with the difference in the value of the options and $35,000 to be paid in cash). On July 3, 2015, a committee of the Board determined that the directors’ annual Stock Award under this policy would be deferred and revisited in a few months after the strategic alternatives review process then underway had advanced further and the Company’s liquidity issues were addressed. As of June 30, 2016, the Company had not made the Stock Award payment that was to be determined as of July 1 but had accrued a total of $175,000, representing the $35,000 equity value of the stock award to each non-employee director.

In connection with the closing of the transactions contemplated by the Exchange Agreement with One Stone Holdings II LP (“One Stone”) on August 1, 2016, Messrs. Israel and Gluzman elected to forgo their fiscal 2016 compensation in settlement of the final Cash Amount (as defined in the Exchange Agreement), including fees earned or paid in cash and Stock Awards, and ceased serving as directors of the Company.

On August 2, 2016, pursuant to Magellan’s director compensation policy and the Magellan 2012 Plan, a total of 119,505 shares of common stock were issued to Magellan’s non-employee directors, which represented the amount of stock compensation owed and outstanding to the remaining three directors of the Company, which was due to be issued on July 1, 2015 and July 1, 2016.

On September 6, 2016, the Company paid cash compensation owed and outstanding to the remaining three directors of the Company for their service during fiscal 2016, including medical reimbursement as described below, in the aggregate amount of $201,000.

(2)	As noted in Note 1 above, no Stock Award payment was made to directors during the fiscal year ended June 30, 2016. Historically, the amounts shown in the “Stock Awards” and “Option Awards” columns represent the aggregate grant date fair value of the equity awards made during the fiscal year, calculated in accordance with ASC Topic 718. As of December 31, 2016 and June 30, 2016, Magellan’s directors held the following unexercised stock option awards (whether or not exercisable) and unvested restricted stock awards:

Name	As of Date	Unexercised Stock Options	Unvested Restricted Stock Awards
J. Robinson West	12/31/2016	31,250	2,083
	06/30/2016	31,250	4,166
Brendan S. MacMillan	12/31/2016	—	—
	06/30/2016	—	—
Ronald P. Pettirossi	12/31/2016	3,125	—
	06/30/2016	3,125	—
Robert I. Israel	12/31/2016	—	—
	06/30/2016	—	—
Vadim Gluzman	12/31/2016	—	—
	06/30/2016	—	—

(3)	The amounts reported include medical reimbursement payments. Under Magellan’s medical reimbursement plan for all non-employee directors, the Company reimbursed certain directors for the cost of their medical premiums, up to $750 per month. In connection with the closing of the transactions with One Stone on August 1, 2016, Messrs. Israel and Gluzman elected to forgo their fiscal 2016 compensation, including medical reimbursement payments, in settlement of the final Cash Amount, and ceased serving as directors of the Company. During the Transition Period and fiscal year 2016, the aggregate cost of the medical reimbursement plan, exclusive of the amounts accrued to Messrs. Israel and Gluzman, was $13,500 and $27,000, respectively.
(4)	Amounts reported include the annual retainer of $35,000, a $25,000 annual fee for service as the Chairman of the Board, a $10,000 annual fee for service on the Audit Committee, and a $9,000 annual medical reimbursement.
(5)	Amounts reported include the annual retainer of $35,000, a $10,000 annual fee for service on the Audit Committee, an $8,000 annual fee for service on the CNG Committee, and a $9,000 annual medical reimbursement.
(6)	Amounts reported include the annual retainer of $35,000, a $16,000 annual fee for service as Chair of the Audit Committee, and a $9,000 annual medical reimbursement.
(7)	Amounts reported include the annual retainer of $35,000, an $8,000 annual fee for service as Chair of the CNG Committee, and a $9,000 annual medical reimbursement.
(8)	Amounts reported include the annual retainer of $35,000, an $8,000 annual fee for service on the CNG Committee, and a $9,000 annual medical reimbursement.

Payments to Directors of Magellan upon the Closing of the Merger

Pursuant to the Merger Agreement, at the closing of the Merger, any and all contractual or similar obligations with respect to accrued compensation payable to Magellan directors from Magellan or its affiliates, or otherwise owed to the Magellan directors as a result of their services as Magellan directors, were released, except for (i) 99,138 shares of Magellan common stock, which was issued to and divided among the Magellan directors at the closing of the Merger and (ii) the total sum of $162,016, which was divided among the Magellan directors and payable in cash at the closing of the Merger, but such release did not affect any right of the Magellan directors to indemnification and insurance as provided in the Merger Agreement.

Central Petroleum Limited

In connection with the Company’s acquisition of a significant investment in Central Petroleum Limited (“Central”) (ASX: CTP) stock as a result of the Company’s sale of its assets in the Amadeus Basin of onshore

Australia to Central in March 2014, the Company became entitled to appoint one director to the Central board of directors. The Company designated J. Thomas Wilson to serve on the Central board of directors, for which Mr. Wilson received standard director compensation from Central for his services as a member of Central’s board of directors until his resignation therefrom effective July 15, 2016. Due to the sale of a portion of its investment in Central stock during fiscal 2016 to meet its liquidity needs, the Company’s share ownership in Central decreased to 1.9% as of June 30, 2016, and the Company has not appointed a replacement director to the board of Central.

CERTAIN RELATIONSHIPS AND RELATED-PERSON TRANSACTIONS

The Company recognizes that transactions in which the Company participates and any of the Company’s directors, executive officers or substantial security holders have a direct or indirect material interest can present potential or actual conflicts of interest. The charter of the Audit Committee requires it to review and approve any related party transaction for which disclosure would be required pursuant to Item 404 of Regulation S-K.

Set forth below is a description of all transactions between the Company and such related persons since July 1, 2016 that are required to be disclosed under Item 404 of Regulation S-K.

Obligations under Parallax Service Agreements

On April 9, 2016, Tellurian Investments acquired Tellurian Services LLC, formerly known as Parallax Services LLC (“Parallax Services”). Parallax Services was primarily engaged in general and administrative support services to a group of related companies, including Parallax Enterprises and Parallax Energy LLC (“Parallax Energy”). Parallax Energy is wholly owned by Mr. Houston, Vice Chairman of the Board of Tellurian. Parallax Enterprises is owned by Mr. Houston and three other Tellurian employees. As a result of its acquisition of Parallax Services, Tellurian Investments became party to certain service agreements with Parallax Energy, Parallax Enterprises and their respective subsidiaries. These agreements were terminated in accordance with their terms effective as of December 31, 2016, with each party’s payment and reimbursement obligations under the agreements surviving such termination. On a net basis, Parallax Energy, Parallax Enterprises and their respective subsidiaries currently owe Tellurian Investments approximately $167,983 in the aggregate under these agreements.

Non-current Note Receivable Due from Related Party

Tellurian Investments has an interest-free $251,000 non-current note receivable due from Mr. Houston. Issued on November 10, 2015, the note was used to provide the collateral required to secure a $500,000 letter of credit as part of a covenant related to an office lease.

Bonini–Kettlety Lawsuit

In May 2016, Simon M. Bonini and Paul C. Kettlety, once prospective investors in Parallax Enterprises, sued Mr. Houston, Mr. Daniels, Tellurian Investments, Tellurian Services LLC and certain other entities, asserting various causes of action and requesting various remedies. In April 2017, the parties to the litigation and the plaintiffs’ counsel executed a Compromise Settlement Agreement and Mutual Release, pursuant to which, among other things, (i) Mr. Houston agreed to transfer (A) 825,000 shares of common stock of Tellurian to each of Mr. Bonini and Mr. Kettlety and (B) 350,000 shares of common stock of Tellurian to the plaintiffs’ counsel; (ii) the Company agreed to file a prospectus supplement with respect to the sales of those shares by Messrs. Bonini and Kettlety and the plaintiffs’ counsel; and (iii) Messrs. Bonini and Kettlety released all claims against the defendants. The Company filed the prospectus supplement in April 2017. The Compromise Settlement Agreement and Mutual Release was approved by the Audit Committee.

From the inception of the Bonini–Kettlety lawsuit through March 31, 2017, the Company incurred $905,000 in fees to a law firm for legal advice in connection with the Bonini–Kettlety lawsuit. Dillon J. Ferguson is a partner at that law firm and was involved in the defense of the lawsuit as counsel.

Tarek Souki Employment Agreement

On July 28, 2016, the board of directors of Tellurian Investments approved the Employment Agreement between Tarek Souki, the son of Charif Souki, and Tellurian LNG UK Ltd, a wholly owned subsidiary of Tellurian Investments (“Tellurian UK”). Tarek Souki serves as Senior Vice President, Marketing and Trading of Tellurian UK in our London office. Mr. Souki’s Employment Agreement (under U.K. law) with Tellurian UK dated August 5, 2016 (the “T. Souki Employment Agreement”) provides for an annual base salary of £267,000. Mr. Souki received a signing bonus of £89,000 upon entering into the T. Souki Employment Agreement. The T. Souki Employment Agreement also provides for an annual target bonus of 150% of Mr. Souki’s base salary with a stretch target bonus of 200% of his base salary. The annual bonus is purely discretionary on the part of Tellurian UK and will be based on achievement of various performance milestones of Tellurian UK, Tellurian Investments and Mr. Souki. The T. Souki Employment Agreement is terminable by either party upon six months’ written notice and by Tellurian UK for “Cause” (as defined in the T. Souki Employment Agreement). In connection with the T. Souki Employment Agreement, Mr. Souki was granted 500,000 shares of Tellurian Investments restricted common stock pursuant to the Amended and Restated Tellurian Investments 2016 Omnibus Incentive Plan (the “2016 Tellurian Investments Plan”). These restricted shares converted into 650,000 shares of Tellurian common stock in the Merger and do not vest until FID. If the T. Souki Employment Agreement is terminated for any reason other than “Cause,” any unvested shares held by Mr. Souki will automatically vest. The T. Souki Employment Agreement does not have a fixed term and is continuously subject to termination under the terms of the agreement.

On February 8, 2017, Tellurian UK entered into a letter amendment (the “T. Souki Amendment”) to the T. Souki Employment Agreement. Pursuant to the T. Souki Amendment, Mr. Souki’s annual discretionary bonus entitlement was modified such that his target annual bonus decreased from 150% of his base salary to 100% of his base salary, and his stretch target bonus decreased from 200% of his base salary to 150% of his base salary. In consideration for the entry into the T. Souki Amendment, the compensation committee of the board of directors of Tellurian Investments approved a grant of 76,923 shares of vested common stock of Tellurian Investments under the 2016 Tellurian Investments Plan. The grant was made on February 8, 2017, pursuant to the terms of the 2016 Tellurian Investments Plan and the award agreement entered into with Mr. Souki. These shares of vested stock were converted into 100,000 shares of Tellurian common stock in the Merger.

Contingent Production Payments to Nautilus Technical Group LLC and Eastern Rider LLC

On September 30, 2016, Magellan entered into a purchase and sale agreement (the “Nautilus Tech PSA”) with the former owners (collectively, the “Nautilus/Eastern Rider Sellers”) of the membership interests in Nautilus Technical Group LLC and Eastern Rider LLC, including an entity controlled by J. Thomas Wilson, former President and Chief Executive Officer and director of Magellan until his resignation in August 2016. Pursuant to the Nautilus Tech PSA, Magellan agreed to issue to the Nautilus/Eastern Rider Sellers an aggregate of 90,350 shares of Magellan common stock in exchange for all rights of the Nautilus/Eastern Rider Sellers to a contingent production payment of up to $5.0 million potentially payable by Magellan to the Nautilus/Eastern Rider Sellers relating to production from the Poplar field, which was owned by Magellan until the closing of the transactions contemplated by the Exchange Agreement between Magellan and One Stone effective August 1, 2016. The contingent production payment right resulted from a purchase and sale agreement entered into in September 2011 pursuant to which Magellan initially acquired its interests in the Poplar field. The shares issuable under the Nautilus Tech PSA were issued, and the contingent production payment right was terminated, following the closing of the Merger. Mr. Wilson’s interest in the Nautilus Tech PSA approximated 51% of the consideration paid and payable by Magellan to the Nautilus/Eastern Rider Sellers under the Nautilus Tech PSA.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Directors and Executive Officers

The following table sets forth the number of shares of Tellurian common stock owned beneficially by each director and named executive officer of the Company as of July 21, 2017 (unless another date is specified by footnote below), and by all current directors and executive officers of Tellurian as a group:

	Amount and Nature of Beneficial Ownership *
Name of Individual or Group (a)	Shares		Percent of Class (b)
Charif Souki, Chairman	54,900,613	(c)	26.0%
Brooke A. Peterson, Director	26,575,364	(d)	12.6%
Martin Houston, Vice Chairman	24,120,778	(e)	11.4%
Meg A. Gentle, President and Chief Executive Officer	11,645,964	(f)	5.5%
R. Keith Teague, Executive Vice President and Chief Operating Officer	5,852,645	(g)	2.8%
Diana Derycz-Kessler, Director	1,986,415	(h)	*	*
Daniel A. Belhumeur, General Counsel	1,174,015	(i)	*	*
Antoine J. Lafargue, Senior Vice President and Chief Financial Officer	808,713	(j)	*	*
Khaled Sharafeldin, Chief Accounting Officer	585,000	(k)	*	*
J. Thomas Wilson, Former President and Chief Executive Officer	413,577	(l)	*	*
Dillon J. Ferguson, Director	198,915		*	*
Don A. Turkleson, Director	24,109		*	*
Jean Jaylet, Director	0		*	*

Current Directors and Executive Officers as a Group (a total of 12 persons)	101,872,531		48.3%

*	Unless otherwise indicated, each person listed has the sole power to vote and dispose of the shares listed.
**	The percent of class owned is less than 1%.
(a)	Except as otherwise indicated below, the address and telephone number of each of these persons is c/o Tellurian Inc., 1201 Louisiana Street, Suite 3100, Houston, Texas 77002 and (832) 962-4000, respectively.
(b)	Based on a total of 210,909,739 shares of Tellurian common stock outstanding as of July 21, 2017.
(c)	Includes 26,000,000 shares of Tellurian common stock held by the Souki Family 2016 Trust. Mr. Souki is the trustee of the Souki Family 2016 Trust and thus has shared dispositive power over the 26,000,000 shares of Tellurian common stock held by the Souki Family 2016 Trust. On January 3, 2017, Mr. Souki and the Souki Family 2016 Trust entered into a voting agreement described below. On June 5, 2017, Mr. Souki pledged 2,000,000 shares of Tellurian common stock held by Mr. Souki to a bank to secure a line of credit to Mr. Souki in the amount of $5,000,000 pursuant to a customary loan agreement, pledge agreement and collateral account control agreement.
(d)	Includes (i) 575,364 shares of Tellurian common stock held by Brooke A. Peterson and (ii) 26,000,000 shares of Tellurian common stock held by the Souki Family 2016 Trust. Charif Souki is the trustee of the Souki Family 2016 Trust, and its voting rights are controlled by the majority vote of Tarek Souki, Karim Souki, Christopher Souki and Lina Souki, all of whom are beneficiaries of the trust and members of the Souki family. One other member of the Souki family who is currently a minor will obtain voting rights upon turning 25 years old. Brooke A. Peterson has been granted an irrevocable power of attorney to vote the shares held by the Souki Family 2016 Trust until December 31, 2020.
(e)

Includes (i) 650,000 shares of Tellurian common stock held by T.B.D. MH Family Trust LLC, of which Mr. Houston is the sole member and has sole voting and dispositive power and (ii) 1,300,000 shares of Tellurian common stock owned by Mr. Houston’s wife for which Mr. Houston has shared voting and dispositive power. On January 3, 2017, Mr. Houston entered into a voting agreement described below. On

May 26, 2017, Mr. Houston pledged 7,000,000 shares of Tellurian common stock to a bank to secure a line of credit for Mr. Houston in the amount of $10,000,000 pursuant to a customary collateral agreement and promissory note. Under certain circumstances, up to 1,000,000 additional shares of Tellurian common stock held by Mr. Houston may be pledged by Mr. Houston to the bank.
(f)	Includes 3,250,000 shares of restricted common stock that vest upon FID.
(g)	Includes 3,250,000 shares of restricted common stock that vest upon FID.
(h)	Includes any shares that Ms. Derycz-Kessler may be deemed to beneficially own as a result of the 1,950,000 shares of Tellurian common stock held by Bristol Investment Fund, Ltd., a Cayman Islands company (“BIF”) that is affiliated with Ms. Derycz-Kessler and her spouse. Ms. Derycz-Kessler and her spouse have shared voting and investment power over the shares of Tellurian common stock held by BIF.
(i)	Includes 1,170,000 shares of restricted common stock that vest upon FID.
(j)	Includes (i) 650,000 shares of restricted common stock that vest upon FID and (ii) 112,500 shares of restricted common stock that vest in equal installments of 37,500 shares on each of August 10, 2017, November 10, 2017 and February 10, 2017, subject to continued employment through each applicable vesting date.
(k)	Includes 526,500 shares of restricted common stock that vest upon FID.
(l)	Includes (i) 74,144 shares of common stock held as of January 6, 2017, as disclosed in the definitive proxy statement on Schedule 14A of Magellan filed on January 13, 2017, (ii) options held as of January 6, 2017 to acquire a total of 292,966 shares of common stock, as disclosed in the definitive proxy statement on Schedule 14A of Magellan filed on January 13, 2017, and (iii) 46,467 shares of common stock held as of February 10, 2017 by JTWI Corporation, of which Mr. Wilson serves as the President, sole director, and sole shareholder. Mr. Wilson has voting and investment power over the Tellurian common stock held by JTWI Corporation. Mr. Wilson ceased serving as the President and Chief Executive Officer of Magellan on August 5, 2016. The address of Mr. Wilson is 700 East Ninth Avenue, Suite 200, Denver, Colorado 80203.

Holders of More Than 5% of Tellurian Common Stock

The following table sets forth information (as of the date indicated) as to all persons or groups known to Tellurian to be beneficial owners of more than 5% of Tellurian’s issued and outstanding common stock as of July 21, 2017:

Name and Address of Beneficial Holder	Shares Beneficially Owned		Percent of Class (a)
Charif Souki 1201 Louisiana, Suite 3100 Houston, Texas 77002	54,900,613	(b)	26.0%
TOTAL S.A., 2, place Jean Miller, La Défense 6, 92400 Courbevoie, France TOTAL Delaware, Inc., 1201 Louisiana Street, Suite 1800, Houston, Texas 77002	45,999,999	(c)	21.8%
Brooke A. Peterson P.O. Box 4068 Aspen, Colorado 81612	26,575,364	(d)	12.6%
Souki Family 2016 Trust P.O. Box 4068 Aspen, Colorado 81612	26,000,000		12.3%
Martin Houston 1201 Louisiana, Suite 3100 Houston, Texas 77002	24,120,778	(e)	11.4%
Meg A. Gentle 1201 Louisiana, Suite 3100 Houston, Texas 77002	11,645,964	(f)	5.5%

(a)	Based on a total of 210,909,739 shares of Tellurian common stock outstanding as of July 21, 2017.
(b)	Includes 26,000,000 shares of Tellurian common stock held by the Souki Family 2016 Trust. Mr. Souki is the trustee of the Souki Family 2016 Trust and thus has shared dispositive power over the 26,000,000 shares of Tellurian common stock held by the Souki Family 2016 Trust. On June 5, 2017, Mr. Souki pledged 2,000,000 shares of Tellurian common stock held by Mr. Souki to a bank to secure a line of credit to Mr. Souki in the amount of $5,000,000 pursuant to a customary loan agreement, pledge agreement and collateral account control agreement.
(c)	This information is based on a Schedule 13D/A filed on May 11, 2017 by TOTAL S.A. and TOTAL Delaware, Inc., each of which has shared voting and dispositive power over the shares listed.
(d)	Includes (i) 575,364 shares of Tellurian common stock held by Brooke A. Peterson and (ii) 26,000,000 shares of Tellurian common stock held by the Souki Family 2016 Trust. Charif Souki is the trustee of the Souki Family 2016 Trust, and its voting rights are controlled by the majority vote of Tarek Souki, Karim Souki, Christopher Souki and Lina Souki, all of whom are beneficiaries of the trust and members of the Souki family. One other member of the Souki family who is currently a minor will obtain voting rights upon turning 25 years old. Brooke A. Peterson has been granted an irrevocable power of attorney to vote the shares held by the Souki Family 2016 Trust until December 31, 2020.
(e)	Includes (i) 650,000 shares of Tellurian common stock held by T.B.D. MH Family Trust LLC, of which Mr. Houston is the sole member and has sole voting and dispositive power and (ii) 1,300,000 shares of Tellurian common stock owned by Mr. Houston’s wife for which Mr. Houston has shared voting and dispositive power. On May 26, 2017, Mr. Houston pledged 7,000,000 shares of Tellurian common stock to a bank to secure a line of credit for Mr. Houston in the amount of $10,000,000 pursuant to a customary collateral agreement and promissory note. Under certain circumstances, up to 1,000,000 additional shares of Tellurian common stock held by Mr. Houston may be pledged by Mr. Houston to the bank.
(f)	Includes 3,250,000 shares of restricted common stock that vest upon FID.

On January 3, 2017, Tellurian, Tellurian Investments, TOTAL, Charif Souki, the Souki Family 2016 Trust and Martin Houston entered into a voting agreement pursuant to which Mr. Souki, the Souki Family 2016 Trust and Mr. Houston agreed to vote all shares of Tellurian stock they own in favor of a director nominee designated by TOTAL for so long as TOTAL owns not less than ten percent (10%) of the outstanding shares of Tellurian Investments common stock or Tellurian common stock, as applicable. TOTAL, Mr. Souki, the Souki Family 2016 Trust, and Mr. Houston collectively own 125,021,390 shares, or approximately 59.3% of the outstanding shares, of Tellurian common stock. The amounts reflected in the above table do not include shares TOTAL may be deemed to beneficially own as a result of the voting agreement.

Change in Control

As discussed in “Explanatory Note Regarding the Magellan/Tellurian Merger” on page 1 of this proxy statement, the Merger constituted a change in control of the Company. In particular, the pre-Merger stockholders of Tellurian Investments received in the Merger approximately 96.3% of the outstanding common stock of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors, and persons who beneficially own more than 10% of the Company’s common stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the SEC. Such persons are required by SEC rules to furnish the Company with copies of all Section 16(a) forms filed by such persons. Based solely on copies of forms received by it, or written representations from certain reporting persons that no such filings were required for those persons, or other information of which the Company is aware, the Company believes that, during the Transition Period, its executive officers, directors, and greater than 10% beneficial owners timely filed all reports they were required to file under Section 16(a) of the Exchange Act, except that (i) on July 19, 2016, each of J.

Thomas Wilson, then a director and the President and Chief Executive Officer of the Company, and Antoine J. Lafargue, then the Chief Financial Officer of the Company, filed a late Form 4 to report the withholding on July 1, 2016 of certain shares for tax purposes and (ii) on August 15, 2016, each of J. Robinson West, Brendan S. MacMillan, and Ronald P. Pettirossi, then directors of the Company, filed a late Form 4 to report awards of shares granted on August 2, 2016.

FUTURE STOCKHOLDER PROPOSALS

If a stockholder wishes to have a proposal included in the notice of meeting and related proxy statement for the Company’s 2018 annual meeting of stockholders, the stockholder must follow the procedures set forth in SEC Rule 14a-8 under the Exchange Act and submit the proposal to the Company no later than April 13, 2018. The fact that a stockholder proposal is received in a timely manner does not ensure its inclusion in the proxy materials since such proposal must satisfy all requirements in the proxy rules relating to such inclusion.

If a stockholder wishes to present a proposal or nominate a candidate for director at the Company’s 2018 annual meeting of stockholders and the proposal or nomination is not intended to be included in the Company’s proxy statement and form of proxy relating to that meeting, the stockholder must give advance notice to the Company within the time periods set forth in the Company’s by-laws and must comply with the other requirements set forth in the by-laws. If, for example, the 2018 annual meeting of stockholders is held on June 5, 2018, a stockholder proposal or nomination must generally be received no earlier than March 7, 2018 and no later than April 6, 2018.

All stockholder proposals should be submitted to the Company’s Corporate Secretary at 1201 Louisiana Street, Suite 3100, Houston, Texas 77002.

OTHER BUSINESS

Tellurian knows of no other matters to be presented at the Meeting. If any other matter properly comes before the Meeting, the appointed proxies will vote the proxies in accordance with their best judgment.

HOUSEHOLDING OF PROXY MATERIALS

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once a stockholder has received notice from his or her broker that it will be householding materials, householding will continue until the stockholder is notified otherwise or revokes consent. If at any time a stockholder no longer wishes to participate in householding and would prefer to receive a separate proxy statement and annual report, the stockholder should notify his or her broker. If a stockholder would like to receive a separate copy of this proxy statement or accompanying notice of annual meeting of stockholders or annual report for the fiscal year ended December 31, 2016, he or she should contact the Company by writing to the Corporate Secretary, Tellurian Inc., 1201 Louisiana Street, Suite 3100, Houston, Texas 77002.

WHERE YOU CAN FIND MORE INFORMATION

Tellurian files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information Tellurian files with the SEC at the SEC’s

Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room. Tellurian’s SEC filings are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

By Order of the Board of Directors,

Christopher Daniels, Corporate Secretary , 2017

Appendix A-1

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

TELLURIAN INC.

Tellurian Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that:

1. The present name of the Corporation is Tellurian Inc. The Corporation was incorporated under the name “Magellan Petroleum Corporation” by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on August 17, 1967.

2. This Amended and Restated Certificate of Incorporation of the Corporation, which restates and integrates and also further amends the provisions of the Corporation’s Certificate of Incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).

3. The Certificate of Incorporation of the Corporation is hereby amended, integrated and restated to read in its entirety as follows:

FIRST: The name of the Corporation is Tellurian Inc.

SECOND: The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The nature of the business, and objects or purposes proposed to be transacted, promoted or carried on, is to engage in any lawful acts and activities for which corporations may be organized under the DGCL.

FOURTH:

(a) The total number of shares of stock which the Corporation shall have authority to issue is five hundred million (500,000,000), of which four hundred million (400,000,000) shares shall be common stock, par value of one cent ($0.01) per share (the “Common Stock”), and one hundred million (100,000,000) shares shall be preferred stock, par value of one cent ($0.01) per share (the “Preferred Stock”).

(b) The board of directors of the Corporation (the “Board of Directors”) is hereby expressly authorized, by resolution or resolutions thereof, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

(c) Except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock) or pursuant to the DGCL.

A-1-1

FIFTH:

(a) The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time solely by resolution of the Board of Directors.

(b) The directors are divided into three classes, as nearly equal in number as possible. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election and until their respective successors are duly elected and have qualified or upon their earlier death, resignation or removal. Notwithstanding the foregoing, directors elected by holders of Preferred Stock, if any, shall not be assigned to classes, but shall be subject to election and removal, and shall have terms of office, as specified herein. In case of any increase or decrease, from time to time, in the number of directors (other than directors elected by holders of Preferred Stock, if any), the number of directors in each class shall be apportioned as nearly equal as possible.

(c) Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his successor shall be elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director.

(d) Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, any director, or the entire Board, may be removed from office at any time, but only for cause and only by the affirmative vote of at least a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

SIXTH: No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board of Directors.

SEVENTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to make, alter, amend and repeal the By-Laws of the Corporation.

In addition to the powers and authorities herein or by statute expressly conferred upon them, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the express provisions of the DGCL, this Certificate of Incorporation and the By-Laws of the Corporation.

EIGHTH: Elections of directors need not be by written ballot unless the By-Laws of the Corporation shall so provide.

NINTH: The By-Laws of this Corporation may be altered, amended or repealed by the Board of Directors. Notwithstanding any other provision in the Certificate of Incorporation to the contrary, and subject to the rights of the holders of any series of Preferred Stock then outstanding, the By-Laws of this Corporation may also be altered, amended or repealed by the stockholders by the affirmative vote of the holders of sixty-six and two-thirds percent (66 2⁄3%) of the voting power of all outstanding voting stock of the Corporation generally entitled to vote on the matter.

TENTH: A director of this Corporation shall not be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any

A-1-2

breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL hereafter is amended, changed or modified in any way to further eliminate or limit the liability of directors to the Corporation or its stockholders or third parties, then directors of the Corporation, in addition to the circumstances in which directors are not personally liable as set forth in the preceding sentence, shall also not be personally liable to the Corporation or its stockholders or third parties for monetary damages to such further extent permitted by such amendment, change or modification.

Any amendment, repeal or modification of the foregoing paragraph shall not adversely affect the rights of any director of the Corporation relating to claims arising in connection with events which took place prior to the date of such amendment, repeal or modification.

ELEVENTH: Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the By-Laws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article ELEVENTH.

[Signature page follows]

A-1-3

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation as of this     day of             , 2017.

TELLURIAN INC.

By:
Name:
Title:

A-1-4

Appendix A-2

MARKED VERSION OF AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF TELLURIAN INC.

TELLURIAN INC.

Tellurian Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies that:

1. The ~~original Certificate of Incorporation~~ present name of the Corporation ~~filed with office of~~ is Tellurian Inc. The Corporation was incorporated under the name “Magellan Petroleum Corporation” by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware ~~was filed~~ on August 17, 1967 ~~(at which time the name of the Corporation was Magellan Petroleum Corporation).~~.

2. This Amended and Restated Certificate of Incorporation of the Corporation, which restates and integrates and also further amends the provisions of the Corporation’s Certificate of Incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”).

~~2. This Restated Certificate of Incorporation of the Corporation (the “Restated Certificate of Incorporation”) is being adopted without a vote of the stockholders of the Corporation pursuant to Section 245 of the General Corporation Law of the State of Delaware (the “DGCL”) to integrate into a single instrument all of the provisions of the Certificate of Incorporation currently in effect and operative; this Restated Certificate of Incorporation only restates and integrates and does not further amend the provisions of the Certificate of Incorporation of the Corporation as heretofore amended or supplemented, and there is no discrepancy between those provisions and the provisions of this Restated Certificate of Incorporation.~~

~~3. The directors of the Corporation, in accordance with Section 245 of the DGCL, have duly adopted and approved this Restated Certification of Incorporation;~~

~~4. Pursuant to Section 103(d) of the DGCL, this Restated Certificate of Incorporation shall become effective at 11:59 p.m. Eastern Standard Time on February 9, 2017; and~~

~~5~~3. The Certificate of Incorporation of the Corporation is hereby amended, integrated and restated to read in its entirety as follows:

FIRST: The name of the Corporation is Tellurian Inc.

SECOND: The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is The Corporation Trust Company.

~~3: The nature of the business, and objects or purposes proposed to be transacted, promoted or carried on is:To engage in any lawful acts and activities for which corporations may be organized under the General Corporation Law of Delaware, and by such statement all lawful acts and activities shall be within the purposes of the Corporation, which purposes shall hereby include, but not be limited to, those to engage in all aspects of the exploration, production, recovery and all related activities of the petroleum industry, including but not limited to the business of mining and of drilling, boring and exploring for, producing, transporting, refining, treating, distilling, manufacturing, handling, and dealing in, buying and selling petroleum, oil, natural gas, asphaltum, bitumen, bituminous rock, and any and all other mineral and hydrocarbon substances and any and all products or by-products which may be derived from said substances~~

A-2-1

~~or any of them; and for such or any of such purposes to buy, exchange, contract for, lease and in any and all other ways acquire, take, hold and own, and to sell, mortgage, lease and otherwise dispose of, and to construct, manage, maintain, deal in and operate mines, refineries, tanks, machinery, steam, sailing and other vessels or watercraft of every kind, and otherwise to deal in, operate, establish, promote, carry on, conduct and manage any all other property that may in anywise be deemed advisable in connection with the business of the Corporation.~~

~~(a) To manufacture, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and deal with goods, wares and merchandise and personal property of every class and description.~~

~~(b) To acquire, and pay for in cash, stock or bonds of this corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, firm, association or corporation.~~

~~(c) To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage or otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trademarks and trade names, relating to or useful in connection with any business of this corporation.~~

~~(d) To acquire by purchase, subscription or otherwise, and to receive, hold, own, guarantee, sell, assign, exchange, transfer, mortgage, pledge or otherwise dispose of or deal in and with any of the shares of the capital stock, or any voting trust certificates in respect of the shares of capital stock, scrip, warrants, rights, bonds, debentures, notes, trust receipts, and other securities, obligations, choses in action and evidences of indebtedness or interest issued or created by any corporations, joint stock companies, syndicates, associations, firms, trusts or persons, public or private, or by the government of the United States of America, or by any foreign government, or by any state, territory, province, municipality or other political subdivision or by any governmental agency, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon, and to do any and all acts and things necessary or advisable for the preservation, protection, improvement and enhancement in value thereof.~~

~~(e) To borrow or raise moneys for any of the purposes of the Corporation and from time to time without limit as to amount, to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the Corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the Corporation for its corporate purposes.~~

~~(f) To purchase, receive, take by grant, gift, devise, bequest or otherwise, lease, or otherwise acquire, own, hold, improve, employ, use and otherwise deal in and with real or personal property, or any interest therein, wherever situated, and to sell, convey, lease, exchange, transfer or otherwise dispose of, or mortgage or pledge, all or any of the Corporation’s property and assets, or any interest therein, wherever situated.~~

~~(g) In general, to possess and exercise all the powers and privileges granted by the General Corporation Law of Delaware or by any other law of Delaware or by this Certificate of Incorporation together with any powers incidental thereto, so far as such powers and privileges are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.~~

~~(h) The business and purposes specified in the foregoing clauses shall, except where otherwise expressed, be in limited or restricted by reference to, or inference from, the terms of any other clause in the~~

A-2-2

~~Certificate of Incorporation, but the business and purposes specified in each of the foregoing clauses of the article shall be regarded as independent business and purposes.~~

~~(a) The Corporation is authorized to issue two classes of shares to be designated Common Stock (“Common Stock”) and Preferred Stock (“Preferred Stock”), each with a par value of one cent ($0.01) per share. The total number of shares of Common Stock that the Corporation is authorized to issue is three hundred million (300,000,000). The total number of shares of Preferred Stock that the Corporation is authorized to issue is fifty million (50,000,000).~~

~~(b) Except as otherwise provided by law, the shares of stock of the Corporation, regardless of class, may be issued by the Corporation from time to time in such amounts, for such consideration and for such corporate purposes as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time determine.~~

~~(c) Shares of Preferred Stock may be issued from time to time in one or more series of any number of shares as may be determined from time to time by the Board of Directors, provided that the aggregate number of shares issued and not cancelled of any and all such series shall not exceed the total number of shares of Preferred Stock authorized by this Certificate of Incorporation. Each series of Preferred Stock shall be distinctly designated. The voting powers, if any, of each such series and the preferences and relative, participating, optional and other special rights of each such series and the qualifications, limitations and restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and the Board of Directors is hereby expressly granted authority to fix, in the resolution or resolutions providing for the issue of a particular series of Preferred Stock, the voting powers, if any, of each such series and the designations, preferences and relative, participating, optional and other special rights of each such series and the qualifications, limitations and restrictions thereof to the full extent now or hereafter permitted by this Certificate of Incorporation and the laws of the State of Delaware. Shares of Preferred Stock, regardless of series, that are converted into other securities or other consideration or otherwise acquired by the Corporation shall be retired and cancelled, and the Corporation shall take all such actions as are necessary to cause such shares to have the status of authorized but unissued shares of Preferred Stock, without designation as to series, and the Company shall have the right to reissue such shares.~~

~~(d) 5,467,851 shares of Preferred Stock are designated as Series B Convertible Preferred Stock (the “Series B Convertible Preferred Stock”). The voting powers, designations, preferences and relative, participating, optional and other special rights thereof, and qualifications, limitations or restrictions of the Series B Convertible Preferred Stock are set forth in Sections 1-8 of the Certificate of Designations of Series B Convertible Preferred Stock of the Company, dated as of February 9, 2017, with an effective time of 11:57 p.m. Eastern Standard Time on such date, as the same may be corrected or amended, which Sections, as so corrected or amended, are incorporated herein by reference.~~

~~5: [Reserved]~~

~~(a)~~

~~6: The Corporation is to have perpetual existence.~~

~~7: The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.~~

THIRD: The nature of the business, and objects or purposes proposed to be transacted, promoted or carried on, is to engage in any lawful acts and activities for which corporations may be organized under the DGCL.

A-2-3

FOURTH:

(a) The total number of shares of stock which the Corporation shall have authority to issue is five hundred million (500,000,000), of which four hundred million (400,000,000) shares shall be common stock, par value of one cent ($0.01) per share (the “Common Stock”), and one hundred million (100,000,000) shares shall be preferred stock, par value of one cent ($0.01) per share (the “Preferred Stock”).

(b) The board of directors of the Corporation (the “Board of Directors”) is hereby expressly authorized, by resolution or resolutions thereof, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

(c) Except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock) or pursuant to the DGCL.

FIFTH:

(a) The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time solely by resolution of the Board of Directors.

(b) The directors are divided into three classes, as nearly equal in number as possible. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election and until their respective successors are duly elected and have qualified or upon their earlier death, resignation or removal. Notwithstanding the foregoing, directors elected by holders of Preferred Stock, if any, shall not be assigned to classes, but shall be subject to election and removal, and shall have terms of office, as specified herein. In case of any increase or decrease, from time to time, in the number of directors (other than directors elected by holders of Preferred Stock, if any), the number of directors in each class shall be apportioned as nearly equal as possible.

(c) Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director so chosen shall hold office until the next election of the class for which such director shall have been chosen and until his successor shall be elected and qualified. No decrease in the number of directors shall shorten the term of any incumbent director.

(d) Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, any director, or the entire Board, may be removed from office at any time, but only for cause and only by the affirmative vote of at least a majority of the total voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

SIXTH: No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the Board of Directors.

A-2-4

SEVENTH: ~~8:~~In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized~~:T~~ to make, alter, amend and repeal the By-Laws of the Corporation.

~~(a) To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.~~

~~(b) To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.~~

~~(c) By resolution passed by a majority of the whole Board of Directors, to designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which, to the extent provided in the resolution or in the By-Laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in the By-Laws of the Corporation or as may be determined from time to time by resolution adopted by the Board of Directors.~~

~~(d) When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a stockholders’ meeting duly called upon such notice as is required by statute, or when authorized by the written consent of the holders of a majority of the voting stock issued and outstanding, to sell, lease or exchange all or substantially all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its Board of Directors shall deem expedient and for the best interests of the Corporation.~~

In addition to the powers and authorities herein~~before~~ or by statute expressly conferred upon them, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the express provisions of the ~~laws of the State of Delaware~~DGCL, this Certificate of Incorporation and ~~the By-Laws of the Corporation.9: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in~~ the By-Laws of the Corporation.

EIGHTH: Elections of directors need not be by written ballot unless the By-Laws of the Corporation shall so provide.

~~10: No contract or other transaction between the Corporation and any other corporation shall be affected or invalidated by the fact that any one or more the directors of the Corporation is interested in or is a director or officer of such other corporation, and any director or directors, individually or jointly, or any partnership, firm or association of which any such director or directors may be a member, may be a party or parties to or may be interested in any contract or transaction of the Corporation or in which the Corporation is interested; no contract, act or transaction of the Corporation with any person, partnership, firm, association or corporation shall be affected or invalidated by the fact that any director or directors of the Corporation is a party to or interested in such contract, act or transaction, or is in any way connected with such person, firm, association or corporation; each and every director of the Corporation who is a party to or otherwise interested in or who is a director or officer or otherwise interested in any other corporation which is a party to or otherwise interested in or who is a member of or otherwise interested in any partnership, firm or association which is a party to or otherwise interested in any contract, act or transaction of the Corporation or in which the Corporation is interested may be counted in determining the existence of a~~

A-2-5

~~quorum at any meeting of the Board of Directors of the Corporation which shall authorize any such contract, act or transaction and may vote to authorize any such contract, act or transaction with like force and effect as if he were not either directly or indirectly in any way interested in such contract, act or transaction; and each and every such person, corporation, partnership, firm or association and each and every person who may become a director of the Corporation is hereby relieved of any liability by reason of any director or directors contracting with the Corporation for the benefit of himself or any firm, association or corporation in which he may be in anywise interested; all provided, that the fact that any such director is so interested shall have been disclosed or shall have been known to the Board of Directors or a majority thereof.~~

~~11: This Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.~~

~~12: [Reserved]~~

~~13: [Reserved]~~

NINTH: ~~14:~~The By-Laws of this ~~c~~Corporation may be altered, amended or repealed by the ~~vote of a majority of the directors at any regular or special meeting of the board; provided notice of such proposed alteration, amendment or repeal shall have been included in the notice of such meeting, or shall have been waived in writing by all the directors, or at any regular or special meeting of the board at which all of the directors are present, without such notice or waiver of notice~~Board of Directors. Notwithstanding any other provision in the Certificate of Incorporation to the contrary , and subject to the rights of the holders of any series of Preferred Stock then outstanding, the By-Laws of this ~~c~~Corporation may also be altered, amended or repealed by the stockholders ~~at any regular or special meeting called for that purpose by the favorable vote~~ by the affirmative vote of the holders of sixty-six and two-thirds percent (66 2⁄3%) of the voting power of all outstanding voting stock of the Corporation generally entitled to vote on ~~at such meeting~~the matter.

TENTH: ~~15:~~A director of this Corporation shall not be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL hereafter is amended, changed or modified in any way to further eliminate or limit the liability of directors to the Corporation or its stockholders or third parties, then directors of the Corporation, in addition to the circumstances in which directors are not personally liable as set forth in the preceding sentence, shall also not be personally liable to the Corporation or its stockholders or third parties for monetary damages to such further extent permitted by such amendment, change or modification.

Any amendment, repeal or modification of the foregoing paragraph shall not adversely affect the rights of any director of the Corporation relating to claims arising in connection with events which took place prior to the date of such amendment, repeal or modification.

~~16: The Corporation shall enter into appropriate agreements with its directors and officers (and with such other employees and agents as the Board of Directors deems appropriate in its sole and exclusive discretion) to both indemnify them and advance to them the funds for litigation expenses to the fullest extent permitted by the laws of the State of Delaware, as the same presently exist or may hereafter be amended, changed or modified.~~

~~Any repeal or modification of the foregoing paragraph shall not adversely affect the rights of any director or officer (or any such employees or agents) of the Corporation relating to claims arising in connection with events which took place prior to the date of such repeal or modification.~~

A-2-6

ELEVENTH: Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the By-Laws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article ELEVENTH.

[Signature page follows]

A-2-7

IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation as of this      day of                 , 2017.

TELLURIAN INC.

By:
Name:
Title:

A-2-8

Appendix B-1

AMENDED AND RESTATED BY-LAWS

OF

TELLURIAN INC.

Effective as of                 , 2017

ARTICLE I Offices		B-1-1
SECTION 1.	Registered Office	B-1-1
SECTION 2.	Other Offices	B-1-1

ARTICLE II Meetings of Stockholders		B-1-1
SECTION 1.	Place of Meetings	B-1-1
SECTION 2.	Annual Meeting	B-1-1
SECTION 3.	Notice of Stockholder Nominees	B-1-4
SECTION 4.	Special Meetings; Notice	B-1-5
SECTION 5.	Waiver of Notice of Meetings	B-1-6
SECTION 6.	Quorum	B-1-7
SECTION 7.	Voting at Stockholders’ Meetings	B-1-7
SECTION 8.	Proxies and Voting	B-1-7
SECTION 9.	Manner of Voting	B-1-7
SECTION 10.	Stock Register	B-1-7
SECTION 11.	Record Date for Meetings of Stockholders	B-1-8
SECTION 12.	Record Date for Stockholder Action by Written Consent	B-1-8
SECTION 13.	Presiding Officer and Secretary; Conduct of Business	B-1-8

ARTICLE III Board of Directors		B-1-9
SECTION 1.	Number and Election of Directors	B-1-9
SECTION 2.	Quorum	B-1-9
SECTION 3.	Voting by Proxy	B-1-9
SECTION 4.	Regular Meetings	B-1-9
SECTION 5.	Special Meetings	B-1-10
SECTION 6.	Place of Meeting	B-1-10
SECTION 7.	Compensation	B-1-10
SECTION 8.	Committees	B-1-10
SECTION 9	Chairman of the Board of Directors	B-1-10

ARTICLE IV Officers		B-1-10
SECTION 1.	Election, Term and Vacancies	B-1-10
SECTION 2.	President	B-1-11
SECTION 3.	Vice Presidents	B-1-11
SECTION 4.	Secretary	B-1-11
SECTION 5.	Treasurer	B-1-11
SECTION 6.	Assistant Secretary and Assistant Treasurer	B-1-11
SECTION 7.	Oaths and Bonds	B-1-11
SECTION 8.	Signatures	B-1-12
SECTION 9.	Delegation of Duties	B-1-12

ARTICLE V Shares of Stock		B-1-12
SECTION 1.	Stock Certificates; Uncertificated Stock	B-1-12
SECTION 2.	Registered Stockholders	B-1-12
SECTION 3.	Replacement of Certificates; Lost Certificates	B-1-12
SECTION 4.	Transfer of Shares	B-1-13
SECTION 5.	Addresses of Stockholders	B-1-13
SECTION 6.	Transfer Agents; Rules and Regulations	B-1-13
SECTION 7.	Voting Securities Held by Corporation	B-1-13

ARTICLE VI Indemnification and Advancement of Expenses		B-1-13
SECTION 1.	Right to Indemnification	B-1-13
SECTION 2.	Advancement of Expenses	B-1-14
SECTION 3.	Claims	B-1-14

B-1-i

SECTION 4.	Non-exclusivity of Rights	B-1-14
SECTION 5.	Other Sources	B-1-14
SECTION 6.	Amendment or Repeal	B-1-14
SECTION 7.	Other Indemnification and Advancement of Expenses	B-1-14
SECTION 8.	Agreements for Indemnification and Advancement of Expenses	B-1-15

ARTICLE VII Dividends		B-1-15
SECTION 1.	Dividends and Reserves	B-1-15
SECTION 2.	Stock Dividends	B-1-15
SECTION 3.	Record Date for Payment of Dividends and Other Rights	B-1-15

ARTICLE VIII Fiscal Year		B-1-15
ARTICLE IX Seal		B-1-15
ARTICLE X Amendments		B-1-16

B-1-ii

AMENDED AND RESTATED BY-LAWS

OF

TELLURIAN INC.

ARTICLE I

Offices

SECTION 1. Registered Office.

The registered office of the corporation shall be as set forth in the Certificate of Incorporation of the corporation, as it may be amended from time to time (the “Certificate of Incorporation”).

SECTION 2. Other Offices.

The corporation may also have other offices at such other places within or without the State of Delaware as the board of directors may from time to time determine.

ARTICLE II

Meetings of Stockholders

SECTION 1. Place of Meetings.

All meetings of the stockholders of the corporation may be held at such place, if any, within or without the State of Delaware, as the board of directors may from time to time determine.

The board of directors may, in its sole discretion, determine that any meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with the General Corporation Law of the State of Delaware (the “DGCL”). If authorized by the board of directors in its sole discretion, and subject to such guidelines and procedures as the board of directors may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder; (ii) the corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

SECTION 2. Annual Meeting.

The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held on such date and time as the board of directors shall fix. The date, hour and place, if any, of each annual meeting and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting shall be specified in the notice of annual meeting. Unless otherwise required law, such notice shall be given not

B-1-1

less than ten (10) nor more than sixty (60) days before the date of the annual meeting to each stockholder entitled to vote at the meeting as of the record date for determining stockholders entitled to notice of the meeting. The board of directors may postpone, reschedule, adjourn, recess or cancel any annual meeting of stockholders previously scheduled by the board of directors.

At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) brought by or at the direction of the board of directors or any duly authorized committee thereof, or (c) brought by a stockholder of the corporation who was a stockholder of record of the corporation at the time the notice provided for in this Section 2 is delivered to the secretary of the corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2. For any business (other than nominations of persons for election to the board of directors, which is provided for in Section 3 of Article II of these By-Laws) to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of the preceding sentence, the stockholder must have given timely notice thereof in writing to the secretary of the corporation and any such proposed business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice must be delivered to the secretary of the corporation at the principal executive offices of the corporation, not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred and twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, for notice by the stockholder to be timely it must be so delivered not earlier than the close of business on the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public disclosure of the date of such meeting is first made by the corporation. For purposes of this Section 2 and Sections 3 and 4 of Article II of these By-Laws, public disclosure shall include disclosure in a press release reported by the Dow Jones News Services, Associated Press, Reuters Information Services, Inc. or other national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

A stockholder’s notice to the secretary of the corporation shall set forth the following as to each matter the stockholder proposes to bring before the annual meeting:

(a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

(b) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event such business includes a proposal to amend the By-Laws of the corporation, the language of the proposed amendment); and

(c) any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made.

A stockholder’s notice to the secretary of the corporation shall set forth the following as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made:

(a) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner;

(b) the class or series and number of shares of the corporation which are owned beneficially and of record by the stockholder and the beneficial owner;

B-1-2

(c) a description of any agreement, arrangement or understanding with respect to the proposal between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing;

(d) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder and such beneficial owner, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of the corporation;

(e) a representation that the stockholder is a holder of record of capital stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business;

(f) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal and/or (ii) otherwise to solicit proxies or votes from stockholders in support of such proposal; and

(g) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

Notwithstanding anything in the By-Laws to the contrary and except as otherwise expressly provided in Rule 14a-8 of the Exchange Act, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 2. The presiding officer of an annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 2, and if the presiding officer should so determine, the presiding officer shall so declare at the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 2, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the corporation to present the proposed business, such proposed business shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation. For purposes of this Section 2 and Sections 3 and 4 of Article II of these By-Laws, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

Notwithstanding the foregoing provisions of this Section 2, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2; provided, however, that any references in these By-Laws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to proposals of business to be considered pursuant to this Section 2, and compliance with this Section 2 shall be the exclusive means for a stockholder to submit business other than nominations (other than business brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in this Section 2 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 of the Exchange Act.

B-1-3

SECTION 3. Notice of Stockholder Nominees.

Only persons who are nominated in accordance with the procedures set forth in these By-Laws shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at an annual meeting of stockholders only (a) by or at the direction of the board of directors or any duly authorized committee thereof or (b) by any stockholder of the corporation who was a stockholder of record of the corporation at the time the notice provided for in this Section 3 is delivered to the secretary of the corporation, who is entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Section 3. Nominations by stockholders shall be made pursuant to timely notice in writing to the secretary of the corporation. To be timely, a stockholder’s notice shall be delivered to the secretary of the corporation at the principal executive offices of the corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred and twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred and twentieth (120th) day and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public disclosure of the date of such meeting was first made by the corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

A stockholder’s notice to the secretary of the corporation shall set forth the following as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:

(a) the name and address of such stockholder, as they appear on the corporation’s books, and the name and address of such beneficial owner;

(b) the class or series and number of shares of the corporation which are owned beneficially and of record by the stockholder and the beneficial owner;

(c) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of the corporation;

(d) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make the nomination;

(e) a description of any agreement, arrangement or understanding with respect to the nomination between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including the nominee;

(f) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to elect the nominee and/or (ii) otherwise to solicit proxies or votes from stockholders in support of such nomination; and

(g) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

B-1-4

In addition, the corporation may require any proposed nominee to furnish such other information as the corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the corporation.

A stockholder’s notice to the secretary of the corporation shall set forth the following as to each person the stockholder proposes to nominate for election as a director:

(a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with the Exchange Act, and the rules and regulations promulgated thereunder, and

(b) such person’s written consent to being named in a proxy statement and to serving as a director of the corporation if elected.

Notwithstanding anything in the first paragraph of this Section 3 to the contrary, in the event that the number of directors to be elected to the board of directors of the corporation at the annual meeting is increased effective after the time period for which nominations would otherwise be due under the first paragraph of this Section 3 and there is no public disclosure by the corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 3 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the secretary of the corporation at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public disclosure is first made by the corporation.

No person shall be eligible for election as a director of the corporation at an annual meeting unless nominated in accordance with the procedures set forth in these By-Laws. The presiding officer of the meeting shall, if the facts warrant, determine and declare at the meeting that nomination was not made in accordance with the procedures prescribed by these By-Laws, and if the presiding officer should so determine, the presiding officer shall so declare at the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 3, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the corporation to present a nomination, such nomination shall be disregarded and such nomination shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation.

Notwithstanding the foregoing provisions of this Section 3, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 3; provided, however, that any references in these By-Laws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations to be considered pursuant to this Section 3, and compliance with Section 3 shall be the exclusive means for a stockholder to make nominations at an annual meeting of stockholders. Nothing in this Section 3 shall be deemed to affect any rights of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

SECTION 4. Special Meetings; Notice.

Special meetings of the stockholders for any purpose or purposes may be called at any time by the chairman of the board of directors, or by the President of the corporation, or by the board of directors pursuant to a resolution approved by a majority of the entire board of directors. Unless otherwise required by law, notice of every special meeting, stating the date, time and place, if any, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and the purpose or purposes of such meeting, shall be given not less than ten (10) days nor more than sixty (60) days before each such meeting to each stockholder of the corporation entitled to vote at the meeting as of the record

B-1-5

date for determining stockholders entitled to notice of the meeting. The board of directors may postpone, reschedule, adjourn, recess or cancel any special meeting previously scheduled by the board of directors.

Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting. Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be selected pursuant to the notice of meeting (a) by or at the direction of the board of directors or any duly authorized committee thereof or (b) provided that the board of directors has determined that directors shall be elected at such meeting, by any stockholder of the corporation who is a stockholder of record at the time the notice provided for in this Section 4 is delivered to the secretary of the corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 4. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the board of directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the corporation’s notice of meeting, if the stockholder’s notice required by Article II, Section 3 of these By-Laws shall be delivered to the secretary of the corporation at the principal executive offices of the corporation not earlier than the close of business on the one hundred and twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public disclosure is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

No person shall be eligible for election as a director of the corporation at a special meeting unless nominated in accordance with the procedures set forth in these By-Laws. The presiding officer of the meeting shall, if the facts warrant, determine and declare at the meeting that the nomination was not made in accordance with the procedures prescribed by these By-Laws, and if the presiding officer should so determine, the presiding officer shall so declare at the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 4, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the special meeting of stockholders of the corporation to present a nomination, such nomination shall be disregarded and such nomination shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation.

Notwithstanding the foregoing provisions of this Section 4, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 4; provided, however, that any references in these By-Laws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations to be considered pursuant to this Section 4, and compliance with Section 4 shall be the exclusive means for a stockholder to make nominations at a special meeting of stockholders. Nothing in this Section 4 shall be deemed to affect any rights of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

SECTION 5. Waiver of Notice of Meetings.

Any waiver of notice given by a stockholder entitled to notice of a meeting, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting shall constitute a waiver of notice thereof, except when the stockholder attends a meeting for the express purposes of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any annual or special meeting of the stockholders need be specified in a waiver of notice.

B-1-6

SECTION 6. Quorum.

The holders of at least thirty-three and one-third percent (33 1⁄3%) in voting power of the total number of shares of stock issued and outstanding and entitled to be voted at the meeting, present in person or by proxy, shall constitute a quorum for the transaction of business. In the absence of a quorum, the person presiding at the meeting of stockholders or the stockholders so present may, by a majority in voting power thereof, adjourn the meeting from time to time in accordance with applicable law until a quorum shall be present. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted by a quorum of the stockholders at the meeting as originally convened.

SECTION 7. Voting at Stockholders’ Meetings.

Except as otherwise provided by or pursuant to the provisions of the Certificate of Incorporation, at all meetings of the stockholders, each holder of stock of the corporation having the right to vote at such meeting shall be entitled to one vote for each share of stock registered in his, her or its name on the record date for such meeting.

SECTION 8. Proxies and Voting.

At any meeting of the stockholders, every stockholder entitled to vote may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Except as otherwise provided by these By-Laws, each director shall be elected by the vote of the majority of the votes cast with respect to that director’s election at any meeting for the election of directors at which a quorum is present, provided that if, as of the tenth (10th) day preceding the date the corporation first mails its notice of meeting for such meeting to the stockholders of the corporation, the number of nominees exceeds the number of directors to be elected (a “Contested Election”), the directors shall be elected by the vote of a plurality of the votes cast. For purposes of this Section 8, a majority of the votes cast shall mean that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election). All other elections and questions presented to the stockholders at a meeting at which a quorum is present shall be decided by a majority of the votes cast with respect thereto (and abstentions shall not be considered votes cast), unless a different or minimum vote is required or provided by the Certificate of Incorporation, these By-Laws, the rules or regulations of any stock exchange applicable to the corporation, or any law or regulation applicable to the corporation or its securities, in which case such different or minimum vote shall be the applicable vote on the matter.

SECTION 9. Manner of Voting.

In the election of directors and in voting on any question on which a vote by written ballot is required by law or is demanded by any stockholder, the voting shall be by written ballot; on all other questions, voting may, but need not, be conducted by written ballot.

SECTION 10. Stock Register.

The corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting at least ten (10) days prior to the meeting (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (b) during

B-1-7

ordinary business hours at the principal place of business of the corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 10 or to vote in person or by proxy at any meeting of the stockholders.

SECTION 11. Record Date for Meetings of Stockholders.

In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the board of directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the board of directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

SECTION 12. Record Date for Stockholder Action by Written Consent.

If the board of directors determines that an action be submitted to stockholders for adoption by written consent in lieu of a meeting of stockholders pursuant to Article Sixth of the Certificate of Incorporation, in order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors within ten (10) days of the date on which the board of directors approves the taking of such action by written consent in lieu of a meeting of stockholders, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the board of directors adopts the resolution approving the taking of such action.

SECTION 13. Presiding Officer and Secretary; Conduct of Business.

The chairman of the board of directors, or in the chairman’s absence, the president, shall call meetings of the stockholders to order and shall act as chairman of the meetings; but in the absence of the chairman and the president, the board of directors may appoint any person to act as the chairman of the meeting, and, in the absence of such an appointment by the board of directors of a chairman, the stockholders may elect a chairman to preside at the meeting. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the secretary’s absence the presiding officer may appoint any person to act as secretary of the meeting.

B-1-8

The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting by the person presiding over the meeting. The board of directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the board of directors, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the board of directors or prescribed by the presiding person of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare at the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare at the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the board of directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

ARTICLE III

Board of Directors

SECTION 1. Number and Election of Directors.

The powers of the corporation shall be exercised by the board of directors, except such as are by law or by the Certificate of Incorporation or by the By-Laws of the corporation reserved to the stockholders. The number of directors shall be fixed in the manner provided in the Certificate of Incorporation. Directors shall be elected as set forth in the Certificate of Incorporation.

SECTION 2. Quorum.

A majority of the total number of directors shall constitute a quorum of the board of directors for the conduct of business of the corporation. In the absence of a quorum the director or directors present in person, at the time and place at which the meeting shall have been called, may adjourn the meeting from time to time, and from place to place until a quorum shall be present. The act of a majority of the directors present in person at a meeting at which a quorum is present shall be the act of the board of directors.

SECTION 3. Voting by Proxy.

Directors may not be represented and may not vote by proxy at directors’ meetings.

SECTION 4. Regular Meetings.

Regular meetings of the board may be held upon such notice, or without notice, as the board of directors may by resolution from time to time determine.

B-1-9

SECTION 5. Special Meetings.

Special meetings of the board shall be held whenever called by the chairman of the board of directors, the president or a majority of the entire board of directors. Notice of special meetings of the board of directors shall be given by the person or persons calling the meeting in person or by mail, telephone or electronic transmission at least twenty-four (24) hours before the special meeting. Special meetings of the board may be held for any purpose, without notice, whenever all of the directors are present in person (except when a director attends for the express purposes of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened), or shall waive notice thereof.

SECTION 6. Place of Meeting.

Any meeting of the board of directors may be held at such place or places as may from time to time be established by resolution of the board, or as may be fixed in the notice of such meeting.

SECTION 7. Compensation.

The board of directors shall have authority to fix fees of directors in compensation for their service as directors and as members of special or standing committees of the board of directors, including reasonable allowance of expenses actually incurred in connection with their duties.

SECTION 8. Committees.

The corporation hereby elects to be governed by Section 142(c)(2) of the DGCL. The board of directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it.

SECTION 9. Chairman of the Board of Directors.

The board of directors shall elect from among its members a chairman of the board of directors. The chairman, if present, shall preside over all meetings of the stockholders and meetings of the board of directors. The chairman shall have such other duties as determined by the board of directors and, if not so determined, as generally pertain to the chairman of the board of directors of a corporation.

ARTICLE IV

Officers

SECTION 1. Election, Term and Vacancies.

The board of directors shall annually elect the officers of the corporation which shall include a president, a secretary and a treasurer and which may include such other officers as the board of directors may deem necessary. Such officers shall have such authority and perform such duties as may from time to time be prescribed by the board of directors, and, to the extent not so prescribed, as generally pertain to their respective offices, subject to the control of the board of directors. Officers shall hold office for one year or until their successors are elected and qualified, provided, that any officer may be removed at any time by the board of directors. Vacancies occurring in the offices of the corporation shall be filled by the board of directors. No officer need be a director and any person may hold two or more offices, except those of president and vice president.

B-1-10

SECTION 2. President.

The president shall be the chief executive officer of the corporation. In the absence of the chairman of the board of directors, the president shall preside at all meetings of the directors (assuming that the president is also a director of the corporation) and stockholders at which the president is present. The president shall have general management of the business of the corporation, subject to the board of directors, and shall see that all orders and resolutions of the board are carried into effect. The president shall execute contracts and other obligations authorized by the board, and may, without previous authority of the board, make such contracts as the ordinary business of the corporation shall require. The president shall have the usual powers and duties vested in the office of president of a corporation, but may delegate any of such powers to one or more of the vice presidents. The president shall have power to appoint all other officers and agents of the corporation except for the secretary, the treasurer, and such other officers as may be elected by the board of directors. The president shall have power to remove any officers and agents appointed by the president, and to make new appointments to fill vacancies in any such offices.

SECTION 3. Vice Presidents.

The vice presidents of the corporation, if any, shall be vested with such powers and duties as the board of directors may from time to time decide.

SECTION 4. Secretary.

The secretary shall attend all meetings of the stockholders, of the board of directors and of any committees of the board of directors, and record the votes and proceedings of such meetings in books to be kept for that purpose. The secretary shall keep the corporate seal in safe custody and affix it to any instrument requiring the same. The secretary shall attend to the giving and serving of notices of meetings, and shall have charge of such books and papers as properly belong to such office, or as may be committed to the secretary’s care by the board of directors or any committee thereof. The secretary shall also perform such other duties as pertain to the office or as may be required by the board of directors, or as may be delegated to the secretary from time to time by the president.

SECTION 5. Treasurer.

The treasurer shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in banks belonging to the corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors. The treasurer shall disburse the funds of the corporation as may be ordered by the board of directors or the president, taking proper vouchers for such disbursements, and shall render to the president or board of directors, whenever they require it, an account of all the treasurer’s transactions as treasurer and of the financial condition of the corporation.

SECTION 6. Assistant Secretary and Assistant Treasurer.

The assistant secretary shall perform such duties as may be delegated to the assistant secretary by the secretary, or as may be required by the board of directors, and shall in the absence of the secretary perform all the functions and have all the duties and responsibilities of secretary. The assistant treasurer shall perform such duties as may be delegated to the assistant treasurer by the treasurer, and shall also perform such other duties as may be required by the board of directors. In the absence of the treasurer, the assistant treasurer shall have all the powers and all the duties and responsibilities of the treasurer. One person may hold the offices of assistant secretary and assistant treasurer.

SECTION 7. Oaths and Bonds.

The board of directors may by resolution require any officers, agents or employees of the corporation to give oaths or to furnish bonds for the faithful performance of their respective duties.

B-1-11

SECTION 8. Signatures.

All checks, drafts or orders for the payment of money, and all acceptances, bills of exchange and promissory notes may be signed by any officer or officers of the corporation, or by any other person designated by resolution of the board of directors.

SECTION 9. Delegation of Duties.

In the event of death, resignation, retirement, disqualification, disability, sickness, absence, removal from office or refusal to act of any officer or agent of the corporation, or for any reason that the board of directors may deem sufficient, the board of directors may delegate the powers and duties of such officer or agent to any other officer or agent, or to any director, for the time being.

ARTICLE V

Shares of Stock

SECTION 1. Stock Certificates; Uncertificated Stock.

The shares of the corporation’s capital stock shall be certificated provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Except as otherwise provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificated shares of the same class and series shall be identical. Each holder of stock represented by certificates shall be entitled to a certificate of the capital stock of the corporation in such form, not inconsistent with law and the Certificate of Incorporation of the corporation, as may be approved by the board of directors. Certificates shall be signed by or in the name of the corporation by any two authorized officers of the corporation, including, but not limited to, the chairperson of the board of directors, the vice-chairperson of the board of directors, the president, a vice-president, the treasurer, an assistant treasurer, the secretary or an assistant secretary of the corporation. Any or all the signatures on the certificate may be a facsimile. Certificates shall be consecutively numbered, and the names of the persons owning the shares represented thereby, together with the number of such shares and the date of issue, shall be entered on the books of the corporation. Every certificate for shares of stock which are subject to any restriction on transfer shall contain such legend with respect thereto as is required by law. The corporation shall be permitted to issue fractional shares.

SECTION 2. Registered Stockholders.

The corporation shall be entitled to treat the holder of record of any share or shares of stock in this corporation as the holder in fact thereof, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

SECTION 3. Replacement of Certificates; Lost Certificates.

In case of the alleged loss, destruction or mutilation of a certificate of stock, a new certificate may be issued in place thereof, upon such terms as the board of directors may prescribe; provided, however, that if such class or series of shares have ceased to be certificated, a new uncertificated share may be issued upon such terms as the board of directors may prescribe. Any owner of such shares, or such owner’s legal representative, shall make an affidavit or affirmation of that fact, and shall advertise the same in such manner as the board of directors may require, and shall, if the board of directors so requires, give the corporation a bond of indemnity in such sum as they may direct.

B-1-12

SECTION 4. Transfer of Shares.

Subject to applicable law and any restrictions on transfer and unless otherwise provided by the board of directors, shares of stock may be transferred only on the books of the corporation, if such shares are certificated, by the surrender to the corporation or its transfer agent of the certificate therefor properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, or upon proper instructions from the holder of uncertificated shares, in each case with such proof of the authenticity of signature as the corporation or its transfer agent may reasonably require.

SECTION 5. Addresses of Stockholders.

Notices may be sent to stockholders at their last known address, except as otherwise provided in these By-Laws or by applicable law.

SECTION 6. Transfer Agents; Rules and Regulations.

The board of directors may appoint a transfer agent or one or more co-transfer agents and a registrar or one or more co-registrars and may make, or may authorize such agents and registrars to make, all such rules and regulations, subject to applicable law, as they may deem expedient governing the issue, transfer and registration of the certificates for shares of the capital stock of the corporation.

SECTION 7. Voting Securities Held by the Corporation.

Unless otherwise provided by resolution adopted by the board of directors, the president may from time to time cast the votes which the corporation may be entitled to cast as the holder of stock or other securities in any other corporation or other entity, any of whose stock or other securities may be held by the corporation, at meetings of the holders of the stock or other securities of such other corporation or other entity, or to consent in writing, in the name of the corporation as such holder, to any action by such other corporation or other entity, and may execute or cause to be executed in the name and on behalf of the corporation and under its corporate seal or otherwise, all such written proxies or other instruments as the president may deem necessary or proper. The voting and other rights set forth in this Section 7 may be delegated by the president to a duly authorized officer or an attorney or agent.

ARTICLE VI

Indemnification and Advancement of Expenses

SECTION 1. Right to Indemnification.

The corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 3 of this Article VI, the corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the board of directors of the corporation. For purposes of this Article VI only, an officer is any person holding a title specified in Article IV of these By-Laws.

B-1-13

SECTION 2. Advancement of Expenses

The corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VI or otherwise.

SECTION 3. Claims.

If a claim for indemnification under this Article VI (following the final disposition of such proceeding) is not paid in full within sixty (60) days after the corporation has received a claim therefor by the Covered Person, or if a claim for any advancement of expenses under this Article VI is not paid in full within thirty (30) days after the corporation has received a statement or statements requesting such amounts to be advanced, the Covered Person shall thereupon (but not before) be entitled to file suit to recover the unpaid amount of such claim. If successful in whole or in part, the Covered Person shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action, the corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law. With respect to claims for indemnification, neither the failure of the corporation (including by its directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of any action that indemnification is proper in the circumstances because the Covered Person has met the applicable standard of conduct, nor an actual determination by the corporation (including by its directors, independent legal counsel or its stockholders) that the Covered Person has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Covered Person has not met the applicable standard of conduct.

SECTION 4. Non-exclusivity of Rights.

The rights conferred on any Covered Person by this Article VI shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these By-Laws, agreement, vote of stockholders or disinterested directors or otherwise.

SECTION 5. Other Sources.

The corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

SECTION 6. Amendment or Repeal.

Any right to indemnification or to advancement of expenses of any Covered Person arising hereunder shall not be eliminated or impaired by an amendment to or repeal of these By-Laws after the occurrence of the act or omission that is the subject of the action, suit or proceeding for which indemnification or advancement of expenses is sought.

SECTION 7. Other Indemnification and Advancement of Expenses.

This Article VI shall not limit the right of the corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

B-1-14

SECTION 8. Agreements for Indemnification and Advancement of Expenses.

The corporation may enter into agreements with its directors and officers (and with such other employees and agents as the board of directors deems appropriate in its sole and exclusive discretion) both to indemnify such directors and officers (and such other employees and agents, if any) and to advance to such directors and officers (and such other employees and agents, if any) the funds for litigation expenses to the fullest extent permitted by the laws of the State of Delaware, as the same presently exist or may hereafter be amended, changed or modified.

ARTICLE VII

Dividends

SECTION 1. Dividends and Reserves.

Before payment of any dividend, the board of directors may set aside out of the surplus or net profits of the corporation, such sum or sums as in their absolute discretion they may deem proper as a reserve fund for depreciation, renewal, repair and maintenance or for such other purposes as the directors shall think conducive to the interests of the corporation. Dividends upon the issued and outstanding stock of the corporation may be declared by the board of directors in accordance with applicable law.

SECTION 2. Stock Dividends.

When the directors shall so determine, dividends may be paid in stock of the corporation; provided the stock requisite for such purpose shall be authorized and provided that the capital of the corporation shall equal at least the aggregate par value of all of the issued shares of stock of the corporation.

SECTION 3. Record Date for Payment of Dividends and Other Rights

In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action not otherwise addressed in these By-Laws, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

ARTICLE VIII

Fiscal Year

The fiscal year of the corporation shall end on the last day of December in each year or as otherwise determined by resolution of the board of directors.

ARTICLE IX

Seal

The corporate seal is, and until otherwise ordered and directed by the board of directors shall be, an impression upon paper or wax, bearing the name of the corporation, the year of its organization and the words “Corporate Seal Delaware.”

B-1-15

ARTICLE X

Amendments

These By-Laws may be altered, amended or repealed by the board of directors. Notwithstanding any other provision in these By-Laws to the contrary and subject to the rights of the holders of any series of Preferred Stock then outstanding, these By-Laws may also be altered, amended or repealed by the stockholders by the favorable vote of sixty-six and two-thirds percent (66 2⁄3%) of the voting power of all outstanding voting stock of the corporation generally entitled to vote on the matter.

B-1-16

Appendix B-2

MARKED VERSION OF AMENDED AND RESTATED BY-LAWS OF TELLURIAN INC.

Effective as of ~~February 10~~                , 2017

ARTICLE I Offices		B-2-1
SECTION 1.	Registered Office	B-2-1
SECTION 2.	Other Offices	B-2-1

ARTICLE II Meetings of Stockholders		B-2-1
SECTION 1.	Place of Meetings	B-2-1
SECTION 2.	Annual Meeting	B-2-1
SECTION 3.	Notice of Stockholder Nominees	B-2-4
SECTION 4.	Special Meetings; Notice	B-2-6
SECTION 5.	Waiver of Notice of Meetings	B-2-7
~~SECTION 5.~~	~~Notice of Meetings~~	~~6~~
SECTION 6.	Quorum	B-2-7
SECTION 7.	Voting at Stockholders’ Meetings	B-2-8
SECTION 8.	Proxies and Voting	B-2-8
SECTION 9.	Manner of Voting	B-2-8
SECTION 10.	Stock Register	B-2-8
SECTION 11.	Record Date for Meetings of Stockholders	B-2-9
SECTION 12.	Record Date for Stockholder Action by Written Consent	B-2-9
~~SECTION 11~~SECTION 13. Presiding Officer and Secretary; Conduct of Business		B-2-10

ARTICLE III Board of ~~8~~Directors		B-2-10
SECTION 1.	Number and Election ~~and Removal~~ of Directors	B-2-10
SECTION 2.	Quorum	B-2-11
SECTION 3.	Voting by Proxy	B-2-11
SECTION 4.	Regular Meetings	B-2-11
SECTION 5.	Special Meetings	B-2-11
SECTION 6.	Place of Meeting	B-2-12
SECTION 7.	Compensation	B-2-12
SECTION 8.	Committees	B-2-12
~~SECTION 8.~~	~~Voting Securities Held by the Corporation~~	~~10~~
~~SECTION 9.~~	~~Indemnification Agreements~~	~~10~~
SECTION 9.	Chairman of the Board of Directors	B-2-13

ARTICLE IV Officers		B-2-13

~~ARTICLE IV Officers~~		~~10~~
SECTION 1.	Election, Term and Vacancies	B-2-13
SECTION 2.	President	B-2-13
~~SECTION 2.~~	~~President~~	~~10~~
~~SECTION 3.~~	~~Vice Presidents~~	~~11~~
SECTION 3.	Vice Presidents	B-2-13
SECTION 4.	Secretary	B-2-13
SECTION 5.	Treasurer	B-2-14
SECTION 6.	Assistant Secretary and Assistant Treasurer	B-2-14
SECTION 7.	Oaths and Bonds	B-2-14
SECTION 8.	Signatures	B-2-14
~~SECTION 8.~~	~~Signatures~~	~~12~~
SECTION 9.	Delegation of Duties	B-2-14

ARTICLE V Shares of Stock		B-2-14
SECTION 1.	Stock Certificates; Uncertificated Stock	B-2-14
SECTION 2.	Registered ~~Stockholders 12~~Stockholders	B-2-15

B-2-i

SECTION 3.	Replacement of Certificates; Lost Certificates	B-2-15
SECTION 4.	Transfer of Shares	B-2-15
SECTION 5.	Addresses of Stockholders	B-2-15
SECTION 6.	Transfer Agents; Rules and ~~Regulations 13~~Regulations	B-2-16
SECTION 7.	Voting Securities Held by Corporation	B-2-16
~~SECTION 7.~~	~~Record Date~~	~~13~~

ARTICLE VI Indemnification and Advancement of Expenses		B-2-16
SECTION 1.	Right to Indemnification	B-2-16
SECTION 2.	Advancement of Expenses	B-2-16
SECTION 3.	Claims	B-2-17
SECTION 4.	Non-exclusivity of Rights	B-2-17
SECTION 5.	Other Sources	B-2-17
SECTION 6.	Amendment or Repeal	B-2-17
SECTION 7.	Other Indemnification and Advancement of Expenses	B-2-17
SECTION 8.	Agreements for Indemnification and Advancement of Expenses	B-2-17

~~ARTICLE VI~~ ARTICLE VII Dividends		B-2-18
SECTION 1.	Dividends and Reserves	B-2-18
SECTION 2.	Stock Dividends	B-2-19
SECTION 3.	Record Date for Payment of Dividends and Other Rights	B-2-19

ARTICLE VIII Fiscal Year		B-2-19

ARTICLE ~~VIII~~ IX Seal		B-2-19

ARTICLE X Amendments		B-2-19

~~ARTICLE IX Amendments~~		~~15~~

B-2-ii

AMENDED AND RESTATED BY-LAWS

OF

TELLURIAN INC.

ARTICLE I

Offices

SECTION 1. Registered Office.

The registered office of the corporation shall be ~~at Corporation Trust Center, 1209 Orange~~as set forth in the Certificate of Incorporation of the corporation, as it may be amended from time to time (the “Certificate of Incorporation”).

~~Street, in the City of Wilmington, Delaware.~~

SECTION 2. Other Offices.

The corporation may also have other offices at such other places within or without the State of Delaware as the board of directors may from time to time determine.

ARTICLE II

Meetings of Stockholders

SECTION 1. Place of Meetings.

All meetings of the stockholders of the corporation may be held at ~~the principal office of the corporation in the State of Delaware, or at such other~~ such place ~~or places~~, if any, within or without the State of Delaware, as the board of directors may from time to time determine.

The board of directors may, in its sole discretion, determine that ~~stockholder meetings~~ any meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with ~~Section 211(a)(2) of~~ the ~~Delaware~~ General Corporation Law of the State of Delaware (the “DGCL”). If authorized by the board of directors in its sole discretion, and subject to such guidelines and procedures as the board of directors may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication (a) participate in a meeting of stockholders; and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder; (ii) the corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

SECTION 2. Annual Meeting.

The annual meeting of the stockholders for the election of ~~D~~directors and for the transaction of such other business as may properly come before the meeting shall be held on such date and time as the board of directors

B-2-1

shall ~~each year~~ fix. The da~~y~~te, hour and place, ~~and hour~~ if any, of each annual meeting and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting shall be specified in the notice of annual meeting. ~~The meeting may be postponed or adjourned from time to time and place to place until its business is completed~~Unless otherwise required law, such notice shall be given not less than ten (10) nor more than sixty (60) days before the date of the annual meeting to each stockholder entitled to vote at the meeting as of the record date for determining stockholders entitled to notice of the meeting. The board of directors may postpone, reschedule, adjourn, recess or cancel any annual meeting of stockholders previously scheduled by the board of directors.

At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) ~~otherwise properly~~ brought ~~before the meeting~~ by or at the direction of the board of directors or any duly authorized committee thereof, or (c) ~~otherwise properly brought before the meeting by a stockholder. For business~~ brought by a stockholder of the corporation who was a stockholder of record of the corporation at the time the notice provided for in this Section 2 is delivered to the secretary of the corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2. For any business (other than nominations of persons for election to the board of directors, which is provided for in Section 3 of Article II of these By-Laws) to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of the preceding sentence, the stockholder must have given timely notice thereof in writing to the ~~S~~secretary of the corporation and any such proposed business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice must ~~he~~ be delivered to ~~or mailed and received~~ the secretary of the corporation at the principal executive offices of the corporation, not ~~less than sixty (60) nor more than ninety (90) days prior to the~~ later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred and twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that ~~less than seventy days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders,~~ the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, for notice by the stockholder to be timely it must be so ~~received~~ delivered not ~~later~~ earlier than the close of business on the ~~tenth day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure was made~~one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public disclosure of the date of such meeting is first made by the corporation. For purposes of this Section 2 and Sections 3 and 4 of Article II of these By-Laws, public disclosure shall ~~be deemed to have been made to stockholders when~~ include disclosure ~~of the date of the meeting is first made~~ in a press release reported by the Dow Jones News Services, Associated Press, Reuters Information Services, Inc. or ~~comparable~~ other national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

A stockholder’s notice to the ~~Secretary~~ secretary of the corporation shall set forth the following as to each matter the stockholder proposes to bring before the annual meeting:

(a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;

(b) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event such business includes a proposal to amend the By-Laws of the corporation, the language of the proposed amendment); and

(c) any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made.

B-2-2

A stockholder’s notice to the secretary of the corporation shall set forth the following as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made:

~~(b~~(a) the name and address of such stockholder, as they appear on the corporation’s books, ~~of the stockholder intending to propose such business~~and of such beneficial owner;

~~(c~~(b) the class or series and number of shares of the corporation which are owned beneficially ~~owned~~ and of record by the stockholder and the beneficial owner;

(c) a description of any agreement, arrangement or understanding with respect to the proposal between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing;

(d) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder and such beneficial owner, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of the corporation;

~~(d~~(e) a representation that the stockholder is a holder of record of capital stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business;~~(e)any material interest of the stockholder in such business.and~~

(f) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal and/or (ii) otherwise to solicit proxies or votes from stockholders in support of such proposal; and

(g) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

Notwithstanding anything in the By-Laws to the contrary and except as otherwise expressly provided in Rule 14a-8 of the Exchange Act, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 2. The presiding officer of an annual meeting shall, if the facts warrant, determine and declare ~~to~~ at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 2, and if ~~he~~ the presiding officer should so determine, ~~he~~ the presiding officer shall so declare ~~to~~ at the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 2, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the corporation to present the proposed business, such proposed business shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation. For purposes of this Section 2 and Sections 3 and 4 of Article II of these By-Laws, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

B-2-3

Notwithstanding the foregoing provisions of this Section 2, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2; provided, however, that any references in these By-Laws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to proposals of business to be considered pursuant to this Section 2, and compliance with this Section 2 shall be the exclusive means for a stockholder to submit business other than nominations (other than business brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in this Section 2 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 of the Exchange Act.

SECTION 3. Notice of Stockholder Nominees.

Only persons who are nominated in accordance with the procedures set forth in these By-Laws shall be eligible for election as directors. Nominations of persons for election to the board of directors of the corporation may be made at ~~a~~ an annual meeting of stockholders only (a) by or at the direction of the board of directors or any duly authorized committee thereof or (b) by any stockholder of the corporation who was a stockholder of record of the corporation at the time the notice provided for in this Section 3 is delivered to the secretary of the corporation, who is entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in this Section 3. Nominations by stockholders shall be made pursuant to timely notice in writing to the ~~S~~secretary of the corporation. To be timely, a stockholder’s notice shall be delivered to ~~or mailed and received~~ the secretary of the corporation at the principal executive offices of the corporation not ~~less than sixty (60) days nor more than ninety (90) days prior to the~~ later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred and twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that ~~less than seventy days’ (70) notice or prior public disclosure of the date of the meeting is given or made to stockholders~~the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder to be timely must be so ~~received~~ delivered not ~~later~~ earlier than the close of business on the ~~10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. For purposes of this Section 3, public disclosure shall be deemed to have been made to stockholders when disclosure of the date of the meeting is first made in a press release reported by the Dow Jones News Services, Associated Press, Reuters Information Services, Inc. or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.~~one hundred and twentieth (120th) day and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public disclosure of the date of such meeting was first made by the corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

A stockholder’s notice to the secretary of the corporation shall set forth the following as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:

~~Each such notice shall set forth:~~

(a) the name and address of ~~the stockholder who intends to make the nomination and of the person or persons to be nominated;~~such stockholder, as they appear on the corporation’s books, and the name and address of such beneficial owner;

(b) the class or series and number of shares of the corporation which are owned beneficially and of record by the stockholder and the beneficial owner;

(c) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging

B-2-4

transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder and such beneficial owners, whether or not such instrument or right shall be subject to settlement in underlying shares of capital stock of the corporation, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner, with respect to securities of the corporation;

~~(b~~(d) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to ~~nominate the person or persons specified in the notice;~~make the nomination;

(e) a description of any agreement, arrangement or understanding with respect to the nomination between or among such stockholder and/or such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, including the nominee;

~~(c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; and~~

(f) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to elect the nominee and/or (ii) otherwise to solicit proxies or votes from stockholders in support of such nomination; and

(g) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

In addition, the corporation may require any proposed nominee to furnish such other information as the corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the corporation.

A stockholder’s notice to the secretary of the corporation shall set forth the following as to each person the stockholder proposes to nominate for election as a director:

(a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with the Exchange Act, and the rules and regulations promulgated thereunder, and

~~(d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the board of directors.To be effective, each notice of intent to make a nomination given hereunder shall be accompanied by the~~ (b) such person’s written consent ~~of each nominee~~ to being named in a proxy statement and to serv~~e~~ing as a director of the corporation if elected.

Notwithstanding anything in the first paragraph of this Section 3 to the contrary, in the event that the number of directors to be elected to the board of directors of the corporation at the annual meeting is increased effective after the time period for which nominations would otherwise be due under the first paragraph of this Section 3 and there is no public disclosure by the corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 3 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the secretary of the corporation at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public disclosure is first made by the corporation.

B-2-5

No person shall be eligible for election as a director of the corporation at an annual meeting unless nominated in accordance with the procedures set forth in these By-Laws. The presiding officer of the meeting shall, if the facts warrant, determine and declare ~~to~~ at the meeting that nomination was not made in accordance with the procedures prescribed by these By-Laws, and if ~~he~~ the presiding officer should so determine, ~~he~~ the presiding officer shall so declare ~~to~~ at the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 3, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the corporation to present a nomination, such nomination shall be disregarded and such nomination shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation.

Notwithstanding the foregoing provisions of this Section 3, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 3; provided, however, that any references in these By-Laws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations to be considered pursuant to this Section 3, and compliance with Section 3 shall be the exclusive means for a stockholder to make nominations at an annual meeting of stockholders. Nothing in this Section 3 shall be deemed to affect any rights of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

SECTION 4. Special Meetings; Notice.

Special meetings of the stockholders~~, other than those required by statute,~~ for any purpose or purposes may be called at any time by the ~~Chairman~~chairman of the board of directors, or by the President of the corporation, or by the board of directors pursuant to a resolution approved by a majority of the entire board of directors. ~~Notice~~ Unless otherwise required by law, notice of every special meeting, stating the ~~time, place and purpose, shall be given by mailing, postage prepaid, at least ten but not~~ date, time and place, if any, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and the purpose or purposes of such meeting, shall be given not less than ten (10) days nor more than sixty (60) days before each such meeting~~, a copy of such notice addressed~~ to each stockholder of the corporation ~~at his post office address as recorded on the books of the corporation~~entitled to vote at the meeting as of the record date for determining stockholders entitled to notice of the meeting. The board of directors may postpone ~~or~~ , reschedule ~~any~~ , adjourn, recess or cancel any special meeting previously scheduled ~~special meeting~~by the board of directors.

Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting. Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be selected pursuant to the notice of meeting (a) by or at the direction of the board of directors or any duly authorized committee thereof or (b) provided that the board of directors has determined that directors shall be elected at such meeting, by any stockholder of the corporation who is a stockholder of record at the time ~~of giving of~~ the notice provided for in this ~~By-Law, who shall be~~ Section 4 is delivered to the secretary of the corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this ~~By-Law~~Section 4. ~~Nominations by stockholders of persons for election to the board of directors may be made at such~~ In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the board of directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the corporation’s notice of meeting, if the stockholder’s notice required by Article II, Section 3 of these By-Laws shall be delivered to the ~~Secretary~~ secretary of the corporation at the principal executive offices of the corporation not earlier than the ~~90th day prior to such special meeting and not later than the~~ close of business on the ~~later of the 60th~~ one hundred and twentieth (120th) day prior to such special meeting ~~or the~~ and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th ) day following the day on which public disclosure is first made of the date of the special meeting and of the nominees

B-2-6

proposed by the board of directors to be ~~selected at such meeting. For purposes of this Section 4, public disclosure shall be deemed to have been made to stockholders when disclosure of the date of the meeting is first made in a press release reported by the Dow Jones News Services, Associated Press, Reuters Information Services, Inc. or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.~~elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

No person shall be eligible for election as a director of the corporation at a special meeting unless nominated in accordance with the procedures set forth in these By-Laws. The presiding officer of the meeting shall, if the facts warrant, determine and declare at the meeting that the nomination was not made in accordance with the procedures prescribed by these By-Laws, and if the presiding officer should so determine, the presiding officer shall so declare at the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 4, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the special meeting of stockholders of the corporation to present a nomination, such nomination shall be disregarded and such nomination shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation.

Notwithstanding the foregoing provisions of this Section 4, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 4; provided, however, that any references in these By-Laws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations to be considered pursuant to this Section 4, and compliance with Section 4 shall be the exclusive means for a stockholder to make nominations at a special meeting of stockholders. Nothing in this Section 4 shall be deemed to affect any rights of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

~~SECTION 5.~~SECTION 5. Waiver of Notice of Meetings.

~~Notice of the time and place of the annual meeting and of any special meeting of the stockholders shall be mailed or cabled by the Secretary to each stockholder entitled to vote at such meeting, at his last known post office address, at least ten (10) days prior to such meeting. The notice of a special meeting shall also set forth the objects of the meeting. All or any of the stockholders may in writing waive notice of any meeting, before or after the holding of such meeting, and the presence of a stockholder at any meeting, in person or by proxy, shall be deemed waiver of notice thereof by him. Meetings of the stockholders may be held at any time and place and for any purpose, without notice, when all of the stockholders entitled to vote at such meetings are present in person or by proxy, or when all of such stockholders waive such notice in writing and consent to the holding of such meetings.~~

Any waiver of notice given by a stockholder entitled to notice of a meeting, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting shall constitute a waiver of notice thereof, except when the stockholder attends a meeting for the express purposes of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any annual or special meeting of the stockholders need be specified in a waiver of notice.

SECTION 6. Quorum.

The holders ~~for the time being of~~ of at least thirty-three and one-third percent (33 1⁄3%) in voting power of the total number of shares of stock issued and outstanding and entitled to be voted at ~~any~~ the meeting, present in person or by proxy, shall constitute a quorum for the transaction of business ~~unless the representation of a larger~~

B-2-7

~~number shall be required by law~~. In the absence of a quorum, the ~~stockholders attending or represented at the time and place at which a meeting shall have been called, may~~ person presiding at the meeting of stockholders or the stockholders so present may, by a majority in voting power thereof, adjourn the meeting from time to time in accordance with applicable law until a quorum shall be present. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted by a quorum of the stockholders at the meeting as originally convened.

SECTION 7. Voting at Stockholders’ Meetings.

~~At~~ Except as otherwise provided by or pursuant to the provisions of the Certificate of Incorporation, at all meetings of the stockholders, each holder of stock of the corporation having the right to vote at such meeting shall be entitled to one vote for each share ~~standing~~ of stock registered in his , her or its name on the record date for such meeting.

SECTION 8. Proxies and Voting.

~~At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.~~

At any meeting of the stockholders, every stockholder entitled to vote may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Except as otherwise provided by these By-Laws, each director shall be elected by the vote of the majority of the votes cast with respect to that director’s election at any meeting for the election of directors at which a quorum is present, provided that if, as of the tenth (10th) day preceding the date the corporation first mails its notice of meeting for such meeting to the stockholders of the corporation, the number of nominees exceeds the number of directors to be elected (a “Contested Election”), the directors shall be elected by the vote of a plurality of the votes cast. For purposes of this Section 8, a majority of the votes cast shall mean that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election). All other elections and questions presented to the stockholders at a meeting at which a quorum is present shall be decided by a majority of the votes cast with respect thereto (and abstentions shall not be considered votes cast), unless a different or minimum vote is required or provided by the Certificate of Incorporation, these By-Laws, the rules or regulations of any stock exchange applicable to the corporation, or any law or regulation applicable to the corporation or its securities, in which case such different or minimum vote shall be the applicable vote on the matter.

SECTION 9. Manner of Voting.

In the election of directors and in voting on any question on which a vote by written ballot is required by law or is demanded by any stockholder, the voting shall be by written ballot; on all other questions, voting may, but need not, be conducted by written ballot.

SECTION 10. Stock Register.

~~The officer or agent having charge of the stock register shall keep a complete alphabetical list of the stockholders entitled to vote, together with the residence of each and the number of shares by each, which list and stock register shall be kept on file at any office of the corporation or at the office of any transfer agent or registrar of transfers appointed by the board of directors. The stock register shall be the only evidence as to who are the stockholders entitled to vote at any meeting of the stockholders thereof.~~

B-2-8

The corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting at least ten (10) days prior to the meeting (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (b) during ordinary business hours at the principal place of business of the corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 10 or to vote in person or by proxy at any meeting of the stockholders.

SECTION 11~~.Presiding Officer and Secretary; Conduct of Business.~~. Record Date for Meetings of Stockholders.

In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the board of directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the board of directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

SECTION 12. Record Date for Stockholder Action by Written Consent.

If the board of directors determines that an action be submitted to stockholders for adoption by written consent in lieu of a meeting of stockholders pursuant to Article Sixth of the Certificate of Incorporation, in order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors within ten (10) days of the date on which the board of directors approves the taking of such action by written consent in lieu of a meeting of stockholders, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the board of directors adopts the resolution approving the taking of such action.

B-2-9

SECTION 13. Presiding Officer and Secretary; Conduct of Business.

~~Subject to Article IV, Section 2, the president, or in his absence, the vice president, shall call meetings of the stockholders to order and shall act as chairman of the meetings; but in the absence of the president and vice president, the board of directors may appoint any stockholder to act as the chairman of the meeting, and, in default of an appointment by the board of directors of a chairman, the stockholders may elect a chairman to preside at the meeting. The S~~The chairman of the board of directors, or in the chairman’s absence, the president, shall call meetings of the stockholders to order and shall act as chairman of the meetings; but in the absence of the chairman and the president, the board of directors may appoint any person to act as the chairman of the meeting, and, in the absence of such an appointment by the board of directors of a chairman, the stockholders may elect a chairman to preside at the meeting. The secretary ~~of the corporation shall act as S~~of the corporation shall act as secretary ~~of all meetings of the stockholders, but in his absence the presiding officer may appoint any person to act as S~~of all meetings of the stockholders, but in the secretary’s absence the presiding officer may appoint any person to act as secretary of the ~~meeting.~~meeting.

The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting by the person presiding over the meeting. The board of directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the board of directors, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the board of directors or prescribed by the presiding person of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare at the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare at the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the board of directors or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

~~The presiding officer of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.~~

ARTICLE III

Board of Directors

SECTION 1. Number and Election ~~and Removal~~ of Directors.

~~(a) Number, Election and Terms.~~ The powers of the corporation shall be exercised by the board of directors, except such as are by law or by the Certificate of Incorporation or by the By-Laws of the corporation reserved to the stockholders. The ~~board~~ number of directors shall ~~consist of not less than three (3) members nor more than~~

B-2-10

~~eight (8) members, with the exact number of members within such range to be fixed from time to time by resolution of the board of directors adopted by the vote of not less than a majority of the directors then in office, but such minimum and maximum number of members of the board of directors may be altered from time to time by an amendment of these By-Laws. At the 1985 Annual Meeting of Stockholders, the directors shall be divided into three classes, as nearly equal in number as possible, with the term of office of the first class to expire at the 1986 Annual Meeting of Stockholders, the term of office of the second class to expire at the 1987 Annual Meeting of Stockholders and the term of office of the third class to expire at the 1988 Annual Meeting of Stockholders, or in each case thereafter when their respective successors are elected and have qualified or upon their earlier death, resignation or removal. At each Annual Meeting of Stockholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding Annual Meeting of Stockholders after their election, or in each case thereafter when their respective successors are elected and have qualified or upon their earlier death, resignation or removal. Notwithstanding the foregoing, Directors elected by holders of Preferred Stock shall not be assigned to classes, but shall be subject to election and removal, and shall have terms of office, as specified in the Certificate of Incorporation, including any relevant Certificate of Designations relating to such Preferred Stock.~~be fixed in the manner provided in the Certificate of Incorporation. Directors shall be elected as set forth in the Certificate of Incorporation.

~~(b) Newly Created Directorships and Vacancies. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from an increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall only be filled by or in the manner directed by a majority vote of the directors then in office, and directors so chosen shall hold office for a term expiring at the Annual Meeting of Stockholders at which the term of the class to which they have been elected expires. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director.~~

~~(c) Removal. Notwithstanding any other provision in these By-Laws to the contrary and subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire board of directors, may be removed from office at any time, but only for cause and only by the affirmative vote of at least a majority of the votes cast at a stockholders’ meeting called to consider such removal.~~

SECTION 2. Quorum.

A majority of the total number of directors shall constitute a quorum of the board of directors for the conduct of business of the corporation. In the absence of a quorum the director or directors present in person, at the time and place at which the meeting shall have been called, may adjourn the meeting from time to time, and from place to place until a quorum shall be present. The act of a majority of the directors present in person at a meeting at which a quorum is present~~,~~ shall be the act of the board of directors~~, except in situations where the Delaware General Corporation Law imposes a different rule~~.

SECTION 3. Voting by Proxy.

Directors may not be represented and may not vote by proxy at directors’ meetings.

SECTION 4. Regular Meetings.

Regular meetings of the board may be held upon such notice, or without notice, as the board of directors may by resolution from time to time determine.

SECTION 5. Special Meetings.

Special meetings of the board shall be held whenever called by the chairman of the board of directors, the president~~,~~ or a majority of the entire board of directors~~, on two~~

B-2-11

~~(2) days’ notice to each director, either~~ . Notice of special meetings of the board of directors shall be given by the person or persons calling the meeting in person or by mail, telephone or ~~by telegraph~~electronic transmission at least twenty-four (24) hours before the special meeting. Special meetings of the board may be held for any purpose, without notice, whenever all of the directors are present in person~~, or shall in writing~~ (except when a director attends for the express purposes of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened), or shall waive notice ~~of and consent to the holding of such meeting~~thereof.

SECTION 6. Place of Meeting.

Any meeting of the board of directors may be held at such place or places as may from time to time be established by resolution of the board, or as may be fixed in the notice of such meeting~~, or as may be agreed to in writing by all the directors of the corporation~~.

SECTION 7. Compensation.

The board of directors shall have authority to fix fees of directors in compensation for their service as directors and as members of special or standing committees of the board of directors, including reasonable allowance of expenses actually incurred in connection with their duties.

SECTION 8. ~~Voting Securities Held by the Corporation.~~Committees.

The corporation hereby elects to be governed by Section 142(c)(2) of the DGCL. The board of directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it.

~~The directors shall have power to determine who shall be entitled to vote in the name and behalf of the corporation upon, or to assign and transfer, any shares of stock, bonds, or other securities of other companies held by the corporation, and the directors may designate an officer who shall have power to appoint a person or persons to vote, assign or transfer any securities of other companies held by the corporation.~~

~~SECTION 9. Indemnification Agreements.~~

~~The corporation shall enter into appropriate agreements with its directors and officers (and with such other employees and agents as the board of directors deems appropriate in its sole and exclusive discretion) both to indemnify such directors and officers (and such other employees and agents, if any) and to advance to such directors and officers (and such other employees and agents, if any) the funds for litigation expenses to the fullest extent permitted by the laws of the State of Delaware, as the same presently exist or may hereafter be amended, changed or modified.~~

~~Any repeal or modification of the foregoing paragraph shall not adversely affect the rights of any director of officer (or any such employee or agent) of the corporation relating to claims arising in connection with events which took place prior to the date of such repeal or modification.~~

B-2-12

SECTION 9. Chairman of the Board of Directors.

The board of directors shall elect from among its members a chairman of the board of directors. The chairman, if present, shall preside over all meetings of the stockholders and meetings of the board of directors. The chairman shall have such other duties as determined by the board of directors and, if not so determined, as generally pertain to the chairman of the board of directors of a corporation.

ARTICLE IV

Officers

SECTION 1. Election, Term and Vacancies.

The board of directors shall annually elect the officers of the corporation which shall ~~be~~ include a president, a secretary and a treasurer~~, all of whom shall be elected by~~ and which may include such other officers as the board of directors~~. The board may also appoint such other officers and agents as it~~ may deem necessary~~, who~~ . Such officers shall have such authority and perform such duties as may from time to time be prescribed by the board~~. Officers elected by the board~~ of directors, and, to the extent not so prescribed, as generally pertain to their respective offices, subject to the control of the board of directors. Officers shall hold office for one year~~,~~ or until their successors are elected and qualified, provided, that any officer may be removed at any time by the board of directors. Vacancies occurring ~~among~~ in the office~~r~~s of the corporation shall be filled by the board of directors. No officer need be a director and any person may hold two or more offices, except those of president and vice president.

SECTION 2. President.

The president shall be the chief executive officer of the corporation. ~~He~~ In the absence of the chairman of the board of directors, the president shall preside at all meetings of the directors (assuming that the president is also a director of the corporation) and stockholders at which ~~he~~ the president is present. ~~He~~ The president shall have general management of the business of the corporation, subject to the board of directors, and shall see that all orders and resolutions of the board are carried into effect. ~~He~~ The president shall execute contracts and other obligations authorized by the board, and may, without previous authority of the board, make such contracts as the ordinary business of the corporation shall require. ~~He~~ The president shall have the usual powers and duties vested in the office of president of a corporation, but may delegate any of ~~his~~ such powers to one or more of the vice presidents. ~~He~~ The president shall have power to ~~select and~~ appoint all ~~necessary~~ other officers and ~~servants~~ agents of the corporation except for the ~~vice presidents,~~ secretary ~~and~~ , the treasurer, and such other officers as may be ~~selected~~ elected by the board of directors. ~~He~~ The president shall have power to remove any officers and ~~servants~~ agents appointed by ~~him~~the president, and to make new appointments to fill vacancies in any such offices.

SECTION 3. Vice Presidents~~.~~.~~The board of directors shall have power at any time to elect one or more vice presidents of the corporation.~~ The vice presidents of the corporation, if any, shall be vested with such powers and duties as the board of directors may from time to time decide. ~~In the absence or inability of the president to serve, the vice president designated by the board of directors shall be vested with all of the powers of the president.~~

SECTION 4. Secretary.

The ~~S~~secretary shall attend all meetings of the stockholders, of the board of directors and of any committees of the board of directors, and record the votes and proceedings of such meetings in books to be kept for that purpose. ~~He~~ The secretary shall keep the corporate seal in safe custody and affix it to any instrument requiring

B-2-13

the same. ~~He~~ The secretary shall attend to the giving and serving of notices of meetings, and shall have charge of such books and papers as properly belong to ~~his~~ such office, or as may be committed to ~~his~~ the secretary’s care by the board of directors or ~~executive~~ any committee thereof. ~~He~~ The secretary shall also perform such other duties as pertain to ~~his~~ the office or as may be required by the board of directors, or as may be delegated to ~~him~~ the secretary from time to time by the president.

SECTION 5. Treasurer.

The treasurer shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in banks belonging to the corporation, and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors. ~~He~~ The treasurer shall disburse the funds of the corporation as may be ordered by the board of directors or the president, taking proper vouchers for such disbursements, and shall render to the president or board of directors, whenever they require it, an account of all ~~his~~ the treasurer’s transactions as treasurer and of the financial condition of the co~~m~~rporation~~y~~.

SECTION 6. Assistant Secretary and Assistant Treasurer.

The ~~board of directors shall have power at any time to elect an assistant secretary and/or an assistant treasurer of the corporation, or may at any time authorize the president to appoint such officers. The~~ assistant secretary shall perform such duties as may be delegated to ~~him~~ the assistant secretary by the ~~S~~secretary, or as may be required by the board of directors ~~or the president~~, and shall in the absence of the ~~S~~secretary perform all the functions and have all the duties and responsibilities of ~~S~~secretary. The assistant treasurer shall perform such duties as may be delegated to ~~him~~ the assistant treasurer by the treasurer, and shall also perform such other duties as may be required by the board of directors ~~or by the president~~. In the absence of the treasurer, the assistant treasurer shall have all the powers and all the duties and responsibilities of the treasurer. One person may hold the office~~r~~s of assistant secretary and assistant treasurer.

SECTION 7. Oaths and Bonds.

The board of directors may by resolution require any officers, agents or employees of the corporation to give oaths or to furnish bonds for the faithful performance of their respective duties.

SECTION 8. Signatures.

All checks, drafts or orders for the payment of money, and all acceptances, bills of exchange and promissory notes may be signed by any officer or officers of the corporation, or by any other person designated by resolution of the board of directors.

SECTION 9. Delegation of Duties.

In the event of death, resignation, retirement, disqualification, disability, sickness, absence, removal from office or refusal to act of any officer or agent of the corporation, or for any reason that the board of directors may deem sufficient, the board of directors may delegate the powers and duties of such officer or agent to any other officer or agent, or to any director, for the time being.

ARTICLE V

Shares of Stock

SECTION 1. Stock Certificates; Uncertificated Stock.

The shares of the corporation’s capital stock ~~may~~ shall be certificated ~~or uncertificated, as provided under the Delaware General Corporation Law~~provided that the board of directors may provide by resolution or

B-2-14

resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Except as otherwise provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificated shares of the same class and series shall be identical. Each ~~stockholder, upon written request to the corporation, or to the transfer agent or registrar of the corporation,~~ holder of stock represented by certificates shall be entitled to a certificate of the capital stock of the corporation in such form, not inconsistent with law and the Certificate of Incorporation of the corporation, as may be approved by the board of directors. Certificates shall be signed by or in the name of the corporation by any two authorized officers of the corporation, including, but not limited to, the chairperson ~~or~~ of the board of directors, the vice-chairperson of the board of directors, ~~or~~ the president ~~or~~ , a vice-president, ~~and by~~ the treasurer ~~or~~ , an assistant treasurer, ~~or~~ the secretary or an assistant secretary of the corporation. Any or all the signatures on the certificate may be a facsimile. Certificates shall be consecutively numbered, and the names of the persons owning the shares represented thereby, together with the number of such shares and the date of issue, shall be entered on the books of the corporation. Every certificate for shares of stock which are subject to any restriction on transfer shall contain such legend with respect thereto as is required by law. The corporation shall be permitted to issue fractional shares.

SECTION 2. Registered Stockholders.

The corporation shall be entitled to treat the holder of record of any share or shares of stock in this ~~company~~ corporation as the holder in fact thereof, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, ~~save as expressly provided by the laws of the State of Delaware~~except as otherwise required by law.

SECTION 3. Replacement of Certificates; Lost Certificates.

In case of the alleged loss, destruction or mutilation of a certificate of stock, a ~~duplicate~~ new certificate may be issued in place thereof, upon such terms as the board of directors may prescribe; provided, however, that if such class or series of shares have ceased to be certificated, a new ~~certificate shall be issued only upon written request to the corporation or to the transfer agent or registrar of the corporation. Any person claiming a certificate of stock to be lost or destroyed~~ uncertificated share may be issued upon such terms as the board of directors may prescribe. Any owner of such shares, or such owner’s legal representative, shall make an affidavit or affirmation of that fact, and shall advertise the same in such manner as the board of directors may require, and shall, if the board of directors so requires, give the corporation a bond of indemnity in such sum as they may direct.

SECTION 4. Transfer of Shares.

Subject to applicable law and any restrictions on transfer and unless otherwise provided by the board of directors, shares of stock may be transferred only on the books of the corporation, if such shares are certificated, by the surrender to the corporation or its transfer agent of the certificate therefor~~e~~ properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, or upon proper instructions from the holder of uncertificated shares, in each case with such proof of the authenticity of signature as the corporation or its transfer agent may reasonably require.

SECTION 5. Addresses of Stockholders.

~~Every stockholder shall furnish the Secretary with an address to which notices of meetings and all other notices may be addressed, but in default thereof, such notices~~ Notices may be sent to stockholders at their last known address ~~or at the principal office of the corporation~~, except as otherwise provided in these By-Laws or by applicable law.

B-2-15

SECTION 6. Transfer Agents; Rules and Regulations.

The board of directors may appoint a transfer agent ~~and~~ or one or more co-transfer agents and a registrar ~~and~~ or one or more co-registrars and may make, or may authorize such agents and registrars to make, all such rules and regulations , subject to applicable law, as they may deem expedient governing the issue, transfer and registration of the certificates for shares of the capital stock of the corporation.

SECTION 7.~~Record Date.~~ Voting Securities Held by the Corporation.

Unless otherwise provided by resolution adopted by the board of directors, the president may from time to time cast the votes which the corporation may be entitled to cast as the holder of stock or other securities in any other corporation or other entity, any of whose stock or other securities may be held by the corporation, at meetings of the holders of the stock or other securities of such other corporation or other entity, or to consent in writing, in the name of the corporation as such holder, to any action by such other corporation or other entity, and may execute or cause to be executed in the name and on behalf of the corporation and under its corporate seal or otherwise, all such written proxies or other instruments as the president may deem necessary or proper. The voting and other rights set forth in this Section 7 may be delegated by the president to a duly authorized officer or an attorney or agent.

ARTICLE VI

Indemnification and Advancement of Expenses

SECTION 1. Right to Indemnification.

The corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 3 of this Article VI, the corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the board of directors of the corporation. For purposes of this Article VI only, an officer is any person holding a title specified in Article IV of these By-Laws.

SECTION 2. Advancement of Expenses

The corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article VI or otherwise.

B-2-16

SECTION 3. Claims.

If a claim for indemnification under this Article VI (following the final disposition of such proceeding) is not paid in full within sixty (60) days after the corporation has received a claim therefor by the Covered Person, or if a claim for any advancement of expenses under this Article VI is not paid in full within thirty (30) days after the corporation has received a statement or statements requesting such amounts to be advanced, the Covered Person shall thereupon (but not before) be entitled to file suit to recover the unpaid amount of such claim. If successful in whole or in part, the Covered Person shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action, the corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law. With respect to claims for indemnification, neither the failure of the corporation (including by its directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of any action that indemnification is proper in the circumstances because the Covered Person has met the applicable standard of conduct, nor an actual determination by the corporation (including by its directors, independent legal counsel or its stockholders) that the Covered Person has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Covered Person has not met the applicable standard of conduct.

SECTION 4. Non-exclusivity of Rights.

The rights conferred on any Covered Person by this Article VI shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these By-Laws, agreement, vote of stockholders or disinterested directors or otherwise.

SECTION 5. Other Sources.

The corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

SECTION 6. Amendment or Repeal.

Any right to indemnification or to advancement of expenses of any Covered Person arising hereunder shall not be eliminated or impaired by an amendment to or repeal of these By-Laws after the occurrence of the act or omission that is the subject of the action, suit or proceeding for which indemnification or advancement of expenses is sought.

SECTION 7. Other Indemnification and Advancement of Expenses.

This Article VI shall not limit the right of the corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

SECTION 8. Agreements for Indemnification and Advancement of Expenses.

The corporation may enter into agreements with its directors and officers (and with such other employees and agents as the board of directors deems appropriate in its sole and exclusive discretion) both to indemnify such directors and officers (and such other employees and agents, if any) and to advance to such directors and officers (and such other employees and agents, if any) the funds for litigation expenses to the fullest extent permitted by the laws of the State of Delaware, as the same presently exist or may hereafter be amended, changed or modified.

B-2-17

~~In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rightsor to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) days nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the datenext preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the board of directors adopts a resolution relating thereto.~~

~~A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.~~

~~In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the board of directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the board of directors to fix a record date. The board of directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the board of directors within ten (10) days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or any officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the board of directors adopts the resolution taking such prior action.~~

~~ARTICLE VI~~

ARTICLE VII

Dividends

SECTION 1. Dividends and Reserves.

Before payment of any dividend ~~or making any distribution of profits~~, the board of directors may set aside out of the surplus or net profits of the corporation, such sum or sums as in their absolute discretion they may deem proper as a reserve fund for depreciation, renewal, repair and maintenance or for such other purposes as the directors shall think conducive to the interests of the corporation. Dividends upon the issued and outstanding stock of the corporation may be declared ~~at any regular or special meeting of~~ by the board of directors in accordance with applicable law.

B-2-18

SECTION 2. Stock Dividends.

When the directors shall so determine, dividends may be paid in stock of the corporation; provided the stock requisite for such purpose shall be authorized and provided~~, if such stock has not theretofore been issued, there shall be transferred from surplus to~~ that the capital of the corporation ~~an amount at least equal to the minimum amount for which such stock could be lawfully issued.~~shall equal at least the aggregate par value of all of the issued shares of stock of the corporation.

SECTION 3. Record Date for Payment of Dividends and Other Rights

In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action not otherwise addressed in these By-Laws, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

~~ARTICLE VII~~

ARTICLE VIII

Fiscal Year

The fiscal year of the corporation shall end on the last day of December in each year or as otherwise determined by resolution of the board of directors.

ARTICLE ~~VIII~~IX

Seal

The corporate seal is, and until otherwise ordered and directed by the board of directors shall be, an impression upon paper or wax, bearing the name of the corporation, the year of its organization and the words “Corporate Seal Delaware.”

ARTICLE ~~IX~~X

Amendments

These By-Laws may be altered, amended or repealed by the ~~vote of a majority of the boardof directors at any regular or special meeting of the board; provided notice of such proposed alteration, amendment or repeal shall have been included in the notice of such meeting, or shall have been waived in writing by all the directors, or at any regular or special meeting of the board at which all of the directors are present, without such notice or waiver of notice~~board of directors. Notwithstanding any other provision in these By-Laws to the contrary and subject to the rights of the holders of any series of Preferred Stock then outstanding, these By-Laws may also be altered, amended or repealed by the stockholders ~~at any regular or special meeting called for that purpose~~ by the favorable vote of sixty-six and two-thirds percent (66 2⁄3%) of the voting power of all outstanding voting stock of the corporation generally entitled to vote on ~~at such meeting~~the matter.

B-2-19

Appendix C-1

AMENDED AND RESTATED

TELLURIAN INC.

2016 OMNIBUS INCENTIVE COMPENSATION PLAN

(Effective as of February 9, 2017; Amended and Restated as of September 20, 2017)

SECTION 1 PURPOSES

The purposes of the Tellurian Inc. Amended and Restated 2016 Omnibus Incentive Compensation Plan (as amended and/or restated, the “Plan”) are to promote the interests of Tellurian Inc., a Delaware corporation (the “Company”), and its stockholders by strengthening its ability to attract, retain, and motivate Employees, members of the Board, and Consultants of the Company and any Subsidiary by furnishing suitable recognition of their performance, ability, and experience, to align their interests and efforts to the long-term interests of the Company’s stockholders, and to provide them with a direct incentive to achieve the Company’s strategic and financial goals. In furtherance of these purposes, the Plan provides for the grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Incentive Awards, Cash Awards, and Other Stock-Based Awards to Participants in accordance with the terms and conditions set forth below.

SECTION 2 DEFINITIONS

Unless otherwise required by the context, the following terms when used in the Plan shall have the meanings set forth in this Section 2:

1. Affiliate

Any person that directly or indirectly controls, is controlled by or is under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting or other securities, by contract or otherwise.

2. Award

Any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Incentive Award, Cash Award, or Other Stock-Based Award granted pursuant to the terms of this Plan, in each case payable in Common Stock and/or in cash as may be designated by the Plan Administrator.

3. Award Agreement

The written agreement setting forth the terms, conditions, rights, and duties applicable to an Award granted under the Plan. All Award Agreements shall be deemed to incorporate the provisions of the Plan. An Award Agreement need not be identical to other Award Agreements either in form or substance. To the extent permitted by law, the Plan Administrator may, in its discretion, provide for the use of electronic, internet, or other non-paper Award Agreements, and provide that execution of an Award Agreement may be evidenced by any appropriate form of electronic signature or affirmative email or other electronic response attached to or logically associated with such Award Agreement, which is executed or adopted by a party with an indication of the intention by such party to execute or adopt such Award Agreement for purposes of execution thereof.

C-1-1

4. Beneficiary

The person or persons designated by the Participant pursuant to Section 7.3(f) or Section 18.8 of this Plan to whom payments are to be paid pursuant to the terms of the Plan in the event of the Participant’s death.

5. Board

The Board of Directors of the Company.

6. Cash Awards

As defined in Section 13.1 of this Plan.

7. Cause

“Cause” shall have the meaning ascribed thereto in any Award Agreement, or in any Individual Agreement, or, in the absence of such Individual Agreement, a termination of a Participant’s employment with the Company and its Subsidiaries resulting from (a) Participant’s indictment for, conviction of, or pleading of guilty or nolo contendere to, any felony or any crime involving fraud, dishonesty or moral turpitude; (b) Participant’s gross negligence with regard to the Company or any Affiliate in respect of their duties for the Company or any Affiliate; (c) Participant’s willful misconduct having or, which in the good faith discretion of the Board could have, an adverse impact on the Company or any Affiliate economically or reputation-wise; (d) Participant’s material breach of their respective Award Agreement, any Individual Agreement entered into with the Company or any Affiliate or material breach of any code of conduct or ethics or any other policy of the Company, which breach (if curable in the good faith discretion of the Board) has remained uncured for a period of ten (10) days following the Company’s delivery of written notice to Participant specifying the manner in which the agreement or policy has been materially breached; or (e) Participant’s failure to perform their reasonably assigned duties to the Company or Affiliate, including by reason of their habitual absenteeism or due to their insubordination (other than such failure resulting from their incapacity due to physical or mental illness), which failure has continued for a period of at least ten (10) days following the Company’s delivery of written notice to Participant specifying the manner in which the Company believes Participant has not performed their duties. With respect to a Consultant, Cause shall also include a breach by the Consultant of the applicable consulting or similar service agreement. With respect to a Participant’s Termination of Directorship, such termination for “cause” shall be determined in accordance with the provisions of Section 141(k) of the Delaware General Corporation Law. Whether a Participant has been terminated for Cause will be determined by the Board in its sole discretion with respect to a Section 16 Insider, and, with respect to all other Participants, by the Company’s Chief Executive Officer (or his or her designee) in his or her sole discretion.

8. Change in Capitalization

Any increase or reduction in the number of shares of Common Stock, any change (including, without limitation, in the case of a spin-off, dividend, or other distribution in respect of shares, a change in value) in the shares of Common Stock, or any exchange of shares of Common Stock for a different number or kind of shares of Common Stock or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants, rights, or debentures, stock dividend, stock split or reverse stock split, extraordinary cash dividend, property dividend, combination, or exchange of shares, change in corporate structure, or otherwise.

9. Change of Control

The occurrence of any of the following after the Effective Date:

(a) any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the

C-1-2

Exchange Act) of 20% or more of either (i) the then outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company or its Affiliates, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, (4) any acquisition pursuant to a transaction which complies with clauses (i), (ii), and (iii) of Section 2.9(c) of this Plan, below, or (5) any acquisition of additional securities by any Person who, as of the Restatement Effective Date, held 15% or more of either (x) the Outstanding Company Common Stock or (y) the Outstanding Company Voting Securities; or

(b) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(c) or consummation by the Company of a reorganization, merger, or consolidation, or sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets of another entity (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or any Person who, as of the Restatement Effective Date, held 15% or more of either (x) the Outstanding Company Common Stock or (y) the Outstanding Company Voting Securities) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of Common Stock of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors (or equivalent governing authority) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, with respect to an Award that is (A) subject to Section 409A and (B) a Change of Control would accelerate the timing of payment thereunder, the settlement of such Award shall not occur until the earliest of (1) the Change of Control if such Change of Control constitutes a “change in the ownership of the corporation,” a “change in effective control of the corporation” or a “change in the ownership of a substantial portion of the assets of the corporation,” within the meaning of Section 409A(a)(2)(A)(v) of the Code, (2) the date such Award would otherwise be settled pursuant to the terms of the applicable Award Agreement and (3) the Participant’s “separation of service” within the meaning of Section 409A.

C-1-3

10. Code

The U.S. Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.

11. Common Stock

The Common Stock of the Company, $0.01 par value per share, or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 5 of this Plan.

12. Company

As defined in Section 1 of this Plan.

13. Compensation Committee

The Compensation Committee of the Board.

14. Consultant

Any consultant, agent, advisor, or independent contractor who renders services to the Company or any Subsidiary and who is a natural person and otherwise qualifies as a consultant under the applicable rules of the U.S. Securities and Exchange Commission for registration of Common Stock on a Form S-8 Registration Statement.

15. Covered Employee

With respect to any grant of an Award, the Chief Executive Officer of the Company and any other Participant who the Plan Administrator deems, at the time of grant, is or may be a “covered employee” as defined in Section 162(m) in the year of payment of the Award.

16. Director

Any individual who is a member of the Board of Directors of the Company or of any Subsidiary.

17. Disability

“Disability” shall have the meaning ascribed thereto in any Award Agreement, or in any Individual Agreement, or, in the absence of such Individual Agreement, shall mean that the Participant has experienced a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code. The determination of whether a Participant has experienced a Disability shall be determined under procedures established by the Compensation Committee. Notwithstanding the foregoing, for an Award under the Plan that provides for vesting and/or payment or settlement triggered upon a Disability and that constitutes a Section 409A Covered Award (as hereinafter defined), the foregoing definition shall apply for purposes of vesting of such Award, provided that for purposes of payment or settlement of such Award, such Award shall not be paid (or otherwise settled) until the earliest of: (A) the Participant’s “disability” within the meaning of Section 409A(a)(2)(C)(i) or (ii) of the Code, (B) the Participant’s “separation from service” within the meaning of Section 409A and (C) the date such Award would otherwise be settled pursuant to the terms of the Award Agreement.

C-1-4

18. Effective Date

The effective date of the Plan is February 9, 2017, the date on which it was approved by the stockholders of the Company.

19. Employee

Any employee of the Company or of any Subsidiary. An Employee on a leave of absence for such periods and purposes conforming to the personnel policy of the Company may be considered still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in this Plan.

20. Employer

As to any Participant on any date, the Company or a Subsidiary that employs or retains the Participant on such date.

21. Exchange Act

The U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

22. Fair Market Value

As of any given date, the closing sales price at which Common Stock is sold on such date (a) as reported on the principal national securities exchange in the United States on which it is then traded (currently, the the Nasdaq Stock Market); or (b) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority, or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. If the Common Stock is not traded, listed or otherwise reported or quoted, then Fair Market Value means the fair market value of the Common Stock as determined by the Plan Administrator in good faith in whatever manner it considers appropriate taking into account the requirements of Section 409A or Section 422 of the Code, as applicable.

23. Incentive Award

A percentage of total compensation (including base salary, any bonuses, and other compensation paid to the Participant), a fixed dollar amount, or other measure of compensation which Participants are eligible to receive, in cash, shares of Common Stock and/or other Awards under the Plan, if certain performance measures are achieved.

24. Incentive Stock Option

An Option intended to meet the requirements of an “incentive stock option” as defined in Section 422 of the Code, as in effect at the time of grant of such Option, or any statutory provision that may hereafter replace such section.

25. Individual Agreement

An employment, consulting or similar agreement between a Participant and the Company or one of its Subsidiaries or Affiliates.

26. Maximum Grant

The maximum grants set forth in Section 5.2 of this Plan.

C-1-5

27. Nonqualified Option

An Option which is not intended to, or which fails to, meet the requirements of an “incentive stock option” as defined in Section 422 of the Code.

28. Option

An Incentive Stock Option or a Nonqualified Option.

29. Option Price

The price per share of Common Stock at which an Option is exercisable.

30. Other Stock-Based Award

As defined in Section 13.2 of this Plan.

31. Participant

An eligible Employee, Director, or a Consultant to whom an Award or Awards are granted under the Plan as set forth in Section 4 of this Plan.

32. Performance Goals

The Plan Administrator may grant Awards subject to one or more performance goals to any Participant, including, without limitation, to any Covered Employee; provided, however, that Awards that are intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) shall be subject to at least one or more of the Performance Goals set below (collectively the “Performance Goals”), and such Awards may, but need not, also be subject other performance goals in addition to one or more of the Performance Goals below; provided, further, that the Plan Administrator may grant Awards subject to Performance Goals that are not intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m), and such Awards may, but need not, be subject to any of the Performance Goals set forth in the table below or to any other performance goals. Achievement of Performance Goals in respect of Awards may be measured based on performance over a Performance Period, as specified by the Plan Administrator, or may be determined based on whether or not the Performance Goals are satisfied at any time prior to the expiration of a Performance Period. As to any such Awards, the Plan Administrator shall establish one or more of the Performance Goals for each Performance Period in writing.

Each Performance Goal selected for a particular Performance Period shall include any one or more of the following, either individually, alternatively, or in any combination, applied to either the Company as a whole or to a Subsidiary or a business unit of the Company or any Subsidiary, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of time, on an absolute basis or relative to the pre-established target, to previous years’ results, or to a designated comparison group, in each case as specified by the Plan Administrator: (A) earnings; (B) earnings per share; (C) revenue (including increased revenues); (D) profit measures (including gross profit, operating profit, economic profit, net profit before taxes and adjusted pre-tax profit); (E) cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities); (F) return measures (including return on equity, return on assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); (G) equity ratios; (H) gross margin; (I) net income measures (including income after capital costs and income before or after taxes); (J) earnings; (K) pretax earnings; (L) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (M) earnings before taxes and depreciation (“EBTD”); (N) earnings before interest and taxes (“EBIT”); (O) earnings before interest, taxes, depreciation, amortization,

C-1-6

and exploration expenses (“EBITDAX”); (P) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (Q) operating measures (including operating income, funds from operations, cash from operations, after-tax operating income; sales volumes, production volumes and production efficiency); (R) stock price measures (including growth measures and total stockholder return); (S) debt reduction; (T) price per share of Common Stock; (U) market share; (V) earnings per share or adjusted earnings per share (actual or growth in); (W) economic value added (or an equivalent metric); (X) market value added; (Y) debt to equity ratio; (Z) expense measures (including overhead cost and general and administrative expense); (AA) changes in working capital; (BB) margins; (CC) stockholder value; (DD) proceeds from dispositions; (EE) total market value; (FF) customer satisfaction or growth; (GG) contracted LNG quantity; (HH) construction milestones; (II) engineering milestones; (JJ) execution of engineering, procurement and construction agreements; (KK) implementation, completion or attainment of measurable objectives with respect to financing or construction of entire projects or stages of projects; (LL) regulatory milestones; (MM) completion of regulatory filings; (NN) receipt of and compliance with regulatory approvals; (OO) receipt of a commitment of financing or refinancing; (PP) closing of financing or refinancing; (QQ) execution of commercial agreements; (RR) achievement of safety standards; (SS) fuel usage; (TT) asset quality levels; (UU) asset sale targets; (VV) investments; (WW) satisfactory internal or external audits; (XX) achievement of balance sheet or income objectives; (YY) employee retention/ attrition rates; (ZZ) improvements of financial ratings; (AAA) charge-offs; (BBB) MMBTU growth per net debt-adjusted share; (CCC) reaching final investment decision; (DDD); fuel usage; (EEE) cost of production; (FFF) management of risk; (GGG) investments; (HHH) assets; (III) value of assets; and (JJJ) non-performing assets.

Except as otherwise determined by the Compensation Committee, in its sole discretion, at grant, the measures used in Performance Goals set under the Plan with respect to Awards intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) shall be determined in accordance with generally accepted accounting principles (“GAAP”) and in a manner consistent with the methods used in the Company’s regular reports on Forms 10-K and 10-Q, without regard to any of the following unless otherwise determined by the Compensation Committee, in its sole discretion, consistent with the requirements of Code Section 162(m)(4)(C) and the regulations thereunder:

(a) all items of gain, loss or expense for the fiscal year or other applicable Performance Period that are related to special, unusual or non-recurring items, events or circumstances affecting the Company (or a Subsidiary, division, other operational unit or administrative department of the Company) or the financial statements of the Company (or a Subsidiary, division, other operational unit or administrative department of the Company);

(b) all items of gain, loss or expense for the fiscal year or other applicable Performance Period that are related to (i) the disposal of a business or discontinued operations or (ii) the operations of any business acquired by the Company (or a Subsidiary, division, other operational unit or administrative department of the Company) during the fiscal year or other applicable Performance Period; and

(c) all items of gain, loss or expense for the fiscal year or other applicable Performance Period that are related to changes in accounting principles or to changes in applicable law or regulations.

To the extent any Performance Goals are expressed using any measures that require deviations from GAAP, such deviations shall be at the discretion of the Compensation Committee as exercised at the time the Performance Goals are set, to the extent permitted under Section 162(m) of the Code.

In establishing Performance Goals in respect of Awards intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) with respect to Covered Employees, the Plan Administrator shall ensure such Performance Goals (i) are established no later than the end of the first 90 days of the Performance Period (or such other time as may be required or permitted for “performance-based compensation” under Section 162(m), if applicable), and (ii) satisfy all other applicable requirements imposed by

C-1-7

Section 162(m), including the requirement that such Performance Goals be stated in terms of an objective formula or standard, and the Plan Administrator may not in any event increase the amount of compensation payable to a Covered Employee upon the satisfaction of any Performance Goal. Prior to the payment of any “performance-based compensation” intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m), the Plan Administrator shall certify in writing (which shall be satisfied upon the Plan Administrator’s approval of preambles and resolutions regarding such performance results and payout and without condition with respect to any subsequent approval of the minutes of the meeting relating to such certification) the extent to which the applicable Performance Goals were, in fact, achieved and the amounts to be paid, vested, or delivered as a result thereof; provided, that the Plan Administrator may, in its sole discretion, reduce, but not increase, such amount; provided, further, that the Plan Administrator may not exercise discretion to increase any such amount payable in respect of an Award intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m).

33. Performance Period

That period of time during which Performance Goals are evaluated to determine the vesting, granting, or payout of Awards under the Plan, as the Plan Administrator may determine, provided that the period is no longer than ten (10) years. Achievement of Performance Goals in respect of Awards may be measured based on performance over a Performance Period, or may be determined based on whether or not the performance goals are satisfied at any time prior to the expiration of a Performance Period, as specified by the Plan Administrator.

34. Performance Shares

An Award granted under the Plan representing the right to receive a number of shares of Common Stock for each Performance Share granted, as the Plan Administrator may determine.

35. Performance Units

An Award granted under the Plan representing the right to receive a payment (either in cash or Common Stock) equal to the value of a Performance Unit, as the Plan Administrator may determine.

36. Permitted Transferee

As defined in Section 7.3(f) of this Plan.

37. Plan

As defined in Section 1 of this Plan.

38. Plan Administrator

The Compensation Committee or other committee of the Board appointed and authorized pursuant to Section 3.1 of this Plan to administer the Plan. Any authority granted to the Compensation Committee may also be exercised by the full Board; provided, however, the full Board shall not be permitted to exercise authority granted to the Compensation Committee to the extent that the grant or exercise of such authority would cause an Award intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code not to qualify for, or to cease to qualify for, such exemption. To the extent that any permitted action taken by the Board conflicts with action taken by the Compensation Committee, the Board action shall control.

39. Prior Plans

The Company’s 1998 Stock Incentive Plan, and the Company’s 2012 Omnibus Incentive Compensation Plan, in each case as amended.

C-1-8

40. Restatement Effective Date

The effective date of this Amended and Restated Plan is September 20, 2017, the date on which this amendment and restatement of the Plan was approved by the stockholders of the Company.

41. Restricted Stock

Common Stock granted under the Plan that is subject to the requirements of Section 10 of this Plan and such other restrictions as the Plan Administrator deems appropriate. References to Restricted Stock in this Plan shall include Restricted Stock awarded in conjunction with Incentive Awards pursuant to Section 12 of this Plan, unless the context otherwise requires.

42. Restricted Stock Units

An Award granted under the Plan representing a right to receive a payment (either in cash or Common Stock) equal to the value of a share of Common Stock.

43. Restriction Period

As defined in Sections 10.2 and 11.2 of this Plan, as applicable.

44. Rule 16b-3

Rule 16b-3 of the General Rules and Regulations under the Exchange Act.

45. Section 16 Insider

Any person who is selected by the Plan Administrator to receive an Award pursuant to the Plan and who is or is reasonably expected to become subject to the requirements of Section 16 of the Exchange Act, and the rules and regulations promulgated thereunder.

46. Section 162(m)

Section 162(m) of the Code.

47. Section 409A

Section 409A of the Code.

48. Section 409A Covered Award

An Award granted under the Plan that constitutes “non-qualified deferred compensation” pursuant to Section 409A.

49. Securities Act

The U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

50. Stock Appreciation Right

Any right granted under Section 8 of this Plan.

C-1-9

51. Subsidiary

An entity that is designated by the Plan Administrator as a subsidiary for purposes of the Plan and that is a corporation, partnership, joint venture, limited liability company, limited liability partnership, or other entity in which the Company owns directly or indirectly, fifty percent (50%) or more of the voting power or profit interests, or as to which the Company or one of its Affiliates serves as general or managing partner or in a similar capacity. Notwithstanding the foregoing, for purposes of Options intended to qualify as Incentive Stock Options, the term “Subsidiary” shall mean a corporation (or other entity treated as a corporation for tax purposes) in which the Company directly or indirectly holds fifty percent (50%) or more of the voting power, or a limited liability company owned by the Company that is treated as a disregarded entity for federal income tax purposes.

52. Termination of Service

Subject to Section 15 and 18.5 of the Plan, “Termination of Services” means:

(a) As to an Employee, the time when the employee-employer relationship between an Employee and the Company or any Employer is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, Disability, or retirement, but excluding terminations where the Employee simultaneously commences or remains in employment or service with the Company or any Employer (a “Termination of Employment”).

(b) As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company or any Employer is terminated for any reason, with or without Cause, including, without limitation, by resignation, discharge, death, or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Employer (a “Termination of Consultancy”).

(c) As to a Director, the time when the engagement of a Director is terminated for any reason, with or without Cause, including, without limitation, by resignation, discharge, death, or retirement, but excluding terminations where the Director simultaneously is re-appointed to the Board, or otherwise commences or remains in employment or service with the Company or any Employer (a “Termination of Directorship”).

Notwithstanding the foregoing, to the extent necessary to comply with Section 409A as determined by the Compensation Committee, a termination of service means a “separation from service” (within the meaning of Section 409A).

SECTION 3 ADMINISTRATION

1. Plan Administrator

(a) The Plan Administrator shall be the Compensation Committee, or any other duly authorized committee of the Board (comprised of two or more members of the Board) that is appointed by the Board to administer the Plan. The Plan Administrator (including each individual who is a member thereof) shall be constituted at all times so as to (i) be “independent” as such term is defined pursuant to the rules of any stock exchange on which the Common Stock may then be listed, and (ii) meet the non-employee director standards of Rule 16b-3 and the outside director requirements of Section 162(m), so long as any of the Company’s equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act.

(b) The Plan Administrator may designate appropriate Employees or other agents of the Company to handle the day-to-day administrative matters of the Plan, except as otherwise necessary to satisfy the requirements of Sections 162(m) of the Code with respect to Awards intended to qualify as performance-based compensation under Section 162(m) and the requirements of Rule 16b-3 with respect to Awards granted under the Plan to Section 16 Insiders.

C-1-10

(c) The Plan Administrator also may delegate, by resolution adopted by the Board or the Committee, to a committee of one or more members of the Board and/or to one or more executive officers of the Company the authority to grant Awards under the Plan, including the authority to select Participants to whom Awards shall be granted under the Plan and the number of shares or amount of cash subject to such Awards, subject to the terms of the Plan and any additional limitations as may be contained in resolutions adopted by the Board or the Committee from time to time, except as otherwise necessary to satisfy the requirements of Sections 162(m) of the Code with respect to Awards intended to qualify as performance-based compensation under Section 162(m) and the requirements of Rule 16b-3 with respect to Awards granted under the Plan to Section 16 Insiders.

2. Authority of Plan Administrator

Subject to the express terms and conditions set forth herein, the Plan Administrator shall have the authority and power from time to time to:

(a) select the Participants to whom Awards shall be granted under the Plan and the number of shares or amount of cash subject to such Awards, and prescribe the terms and conditions (which need not be identical) of each such Award, including, in the case of Options and Stock Appreciation Rights, the Option Price, vesting schedule, and duration;

(b) set the terms and conditions of any Award consistent with the terms of the Plan (which may be based on Performance Goals or other performance measures as the Plan Administrator shall determine), and make any amendments, modifications, or adjustments to such Awards as are permitted by the Plan;

(c) construe and interpret the Plan and the Awards granted hereunder, and establish, amend, and revoke rules and regulations for the administration of the Plan, including, without limitation, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Award Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan comply with Rule 16b-3 and the Code, to the extent applicable, and other applicable laws, and otherwise to make the Plan fully effective;

(d) exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

(e) generally exercise such powers and perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

All decisions and determinations by the Plan Administrator in the exercise of the above authority and powers shall be final, binding, and conclusive upon the Company, a Subsidiary, the Participants, and all other persons having or claiming any interest therein. The Plan Administrator shall cause the Company, at the Company’s expense, to take any action related to the Plan which may be necessary to comply with the provisions of any U.S. federal, state, or foreign law, or any regulations issued thereunder, which the Plan Administrator determines are intended to be complied with. All Awards and any administrative action taken by the Plan Administrator shall be in conformity with all applicable U.S. federal, state, and local laws and shall not discriminate on the basis of gender, race, color, religion, national origin, citizenship, age, disability, marital or veteran’s status, or any other legally protected categories.

Notwithstanding the foregoing, the Plan Administrator shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to any Awards intended to qualify as performance-based compensation under Section 162(m) if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Awards to fail to qualify as performance-based compensation under Section 162(m), in each case, without the approval of the Board.

C-1-11

3. Indemnification of Plan Administrator

Each member of any committee acting as Plan Administrator, while serving as such, shall be entitled, in good faith, to rely or act upon any advice of the Company’s independent auditors, counsel, or consultants hired by the committee, or other agents assisting in the administration of the Plan. The Plan Administrator and any Employee of the Company acting at the direction or on behalf of the Company shall not be personally liable for any action or determination taken or made, or not taken or made, in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected under the Company’s charter or by-laws with respect to any such action or determination.

SECTION 4 ELIGIBILITY

To be eligible to be a Participant, an individual must be an Employee , a Consultant or a Director, as of the date on which the Plan Administrator grants to such individual an Award under the Plan. Each grant of an Award under the Plan shall be evidenced by an Award Agreement.

SECTION 5 SHARES AVAILABLE FOR THE PLAN

1. Aggregate Shares

(a) Share Authorization

Subject to adjustment as provided in Section 5.3 of this Plan, the maximum number of shares of Common Stock available for grant to Participants under this Plan on or after the Effective Date shall be 40,000,000 shares of Common Stock, plus any remaining authorized shares of Common Stock available under the Prior Plans (and not subject to outstanding awards under the Prior Plans) immediately before the Effective Date, upon which this Plan shall replace the Prior Plans and no further awards shall be made under the Prior Plans. The authorized number of shares of Common Stock from the Prior Plans is subject to adjustment after the Effective Date as set forth in subsection (b) below. The maximum number of shares of Common Stock that may be granted pursuant to Options intended to be Incentive Stock Options shall be 5,000,000 shares, subject to adjustment as set forth in subsection (b) below.

(b) Share Usage

Shares of Common Stock covered by an Award shall only be counted as used to the extent they are actually issued; provided, however, that any shares of Common Stock that are subject to Awards of Options or Stock Appreciation Rights granted on or after the Restatement Effective Date shall be counted against the maximum share limit in Section 5.1(a) as 0.4 shares for every share granted, and any shares of Common Stock that are subject to Awards other than Options or Stock Appreciation Rights granted on or after to the Restatement Effective Date shall be counted against this limit as one share for every share granted. Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares of Common Stock, or are withheld to satisfy the exercise price (in the case of an Option) and/or the tax withholding obligations relating to such Award, or are settled in cash in lieu of shares of Common Stock, shall be available again for grant under this Plan; provided, however, that any shares of Common Stock related to grants or awards made under the Prior Plans that after the Effective Date may lapse, expire, terminate, or are cancelled or surrendered to the Company, without having been exercised in full, shall not become available for grant under this Plan. Such shares of Common Stock related to an Award under this Plan shall increase the share authorization by one (1) share of Common Stock. However, the full number of Stock Appreciation Rights granted that are to be settled by the issuance of shares of Common Stock shall be counted against the number of shares of Common Stock available for Awards under the Plan, regardless of the number of shares of Common Stock actually issued upon settlement of such Stock Appreciation Rights. In addition, the full number of Incentive Stock Options granted under the Plan shall be counted against the maximum number of Incentive Stock

C-1-12

Options that may be awarded under the Plan pursuant to the last sentence of subsection (a) above, regardless of the number of shares of Common Stock actually issued upon exercise of such Incentive Stock Options. The shares of Common Stock available for issuance under this Plan may be authorized and unissued shares of Common Stock or treasury shares of Common Stock.

2. Annual Limitations

(a) Subject to adjustment as provided in Section 5.3 of this Plan, the following limitations shall apply to grants of Awards under the Plan: (i) the maximum aggregate grant with respect to shares of Common Stock that a Participant may be granted in any one calendar year under the Plan pursuant to Awards other than Options or Stock Appreciation Rights shall be 10,000,000 shares of Common Stock; (ii) the maximum aggregate grant with respect to shares of Common Stock that a Participant may be granted in any one calendar year under the Plan pursuant to Awards of Options or Stock Appreciation Rights shall be 10,000,000 shares of Common Stock; and (iii) with respect to a grant of cash, the maximum aggregate award that a Participant may earn in any one calendar year shall be equal to the value of 10,000,000 shares of Common Stock (calculated based on the Fair Market Value of a share of Common Stock as of the time of payment or settlement), and each of the foregoing calendar-year limits shall be proportionately adjusted upward or downward for any period of performance longer or shorter than twelve (12) months.

(b) Notwithstanding anything in this Plan to the contrary, and subject to adjustment as provided in Section 5.3 of this Plan, no Director may be granted, in any one calendar year, Awards specifically granted under this Plan with an aggregate maximum value (calculated based on the Fair Market Value of a share of Common Stock as of the grant date), of more than $2,000,000. The maximum number of shares of Common Stock subject to Awards granted under the Plan or otherwise during any one fiscal year to any Director, taken together with any cash fees paid by the Company to such Director during such fiscal year for service as a Director shall not exceed $2,000,000 in total value (calculated based on the Fair Market Value of a share of Common Stock as of the grant date), including for this purpose, the value of any stock-based Awards that are received in lieu of all or a portion of any annual committee cash retainers or other similar cash-based payments and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any stock-based Award granted in a previous fiscal year.

3. Adjustments in Authorized Shares

(a) In the event of a Change in Capitalization, the Plan Administrator shall make such proportionate adjustments, if any, as it determines are appropriate and equitable, and to the extent such an action does not conflict with the General Corporation Law of the State of Delaware or other applicable laws or securities exchange rules, to (i) the maximum number and class of shares of Common Stock or other stock or securities with respect to which Awards may be granted under the Plan, (ii) the maximum number and class of shares of Common Stock or other stock or securities that may be issued upon exercise of Nonqualified Options, Incentive Stock Options, and Stock Appreciation Rights, (iii) the Maximum Grants (other than those based on cash limitations), (iv) the number and class of shares of Common Stock or other stock or securities or other property (including cash) which are subject to outstanding Awards granted under the Plan and the Option Price or exercise price therefore, if applicable, and (v) the Performance Goals. Any such adjustment shall be final, binding, and conclusive on all persons claiming any right or interest under the Plan.

(b) Any such adjustment in the shares of Common Stock or other stock or securities (i) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code, and only to the extent otherwise permitted by Sections 422 and 424 of the Code, or (ii) subject to outstanding Awards that are intended to qualify as performance-based compensation under Section 162(m) shall be made in such a manner as not to adversely affect the treatment of the Awards as performance-based compensation.

C-1-13

(c) If, by reason of a Change in Capitalization, a Participant shall be entitled to, or shall be entitled to exercise an Option or Stock Appreciation Right with respect to, new, additional, or different shares of stock or securities of the Company or any other entity, such new, additional, or different shares shall thereupon be subject to all of the conditions, restrictions, and performance criteria which were applicable to the shares of Common Stock that such shares replaced or to the Option or Stock Appreciation Right, as the case may be, prior to such Change in Capitalization.

(d) Notwithstanding the foregoing, (i) any adjustments made pursuant to this Section 5.3 of this Plan to an Award that constitutes a Section 409A Covered Award shall be made in a manner intended to comply with the requirements of Section 409A; and (ii) any adjustments made pursuant to this Section 5.3 of this Plan to an Award that does not constitute a Section 409A Covered Award shall be made in a manner intended to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A or (B) comply with the requirements of Section 409A .

(e) Any adjustment under this Section 5.3 of this Plan need not be the same for all Participants.

4. Effect of Certain Transactions

Following (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a “Transaction”), (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Transaction (which treatment may be different as among different types of Awards and different holders thereof) or (ii) if not so provided in such agreement, each Participant shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise of any Option or Stock Appreciation Right or payment or transfer in respect of any other Award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a share of Common Stock was entitled to receive in the Transaction in respect of a share of Common Stock; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions, and performance criteria which were applicable to Awards prior to such Transaction, but giving effect to any applicable provision of this Plan or any Award Agreement if the Transaction is a Change of Control. The foregoing is in addition to any rights provided under Section 16 of this Plan in the event of a Change of Control. The treatment of any Award as provided in this Section 5.4 shall be conclusively presumed to be appropriate for purposes of Section 5.3 of this Plan.

SECTION 6 AWARD AGREEMENTS

Upon a determination by the Plan Administrator that an Award is to be granted to a Participant pursuant to Section 7, 8, 9, 10, 11, 12, or 13 of this Plan, an Award Agreement shall be provided to such Participant as soon as practicable specifying, without limitation, the terms, conditions, rights, and duties related thereto, including terms requiring forfeiture of Awards in the event of a Termination of Service by the Participant, and terms relating to Clawback/Forfeiture Events under Section 18.1 of this Plan. Each Award Agreement shall be subject to the terms and conditions of the Plan.

SECTION 7 STOCK OPTIONS

1. Grant of Options

Options may be granted to eligible Participants in such number, and at such times during the term of the Plan, as the Plan Administrator shall determine. The Plan Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Plan Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of Performance Goals or other performance measures, or the satisfaction of an event or condition within the control of the recipient of the Option or within the control of others. The granting of an Option shall take place when the Plan Administrator by resolution, written consent, or other appropriate action determines to grant such an Option to a particular

C-1-14

Participant at the Option Price. Each Option granted under the Plan shall be identified in the Award Agreement as either an Incentive Stock Option or a Nonqualified Option (or if no such identification is made, then it shall be a Nonqualified Option). No Incentive Stock Option shall be granted to any Participant who is not an Employee of the Company or any “subsidiary corporation” of the Company (as defined in Section 424 (f) of the Code).

2. Special Provisions Applicable to Incentive Stock Options

If an Award is intended by the Plan Administrator to be an Incentive Stock Option, each provision of the Plan and each Incentive Stock Option granted thereunder shall be construed so that each such Option shall qualify as an Incentive Stock Option, and any provision thereof that cannot be so construed shall be disregarded, unless the Employee agrees otherwise. Awards intended to be Incentive Stock Options, in addition to complying with the other provisions of the Plan relating to Options generally, shall be subject to the following conditions:

(a) Ten Percent (10%) Stockholders

An Employee must not, immediately before an Incentive Stock Option is granted to him or her, own stock representing more than ten percent (10%) of the voting power or value of all classes of stock of the Company or of a Subsidiary. This requirement is waived if (i) the Option Price of the Incentive Stock Option to be granted is at least one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Option, determined at the time the Option is granted, and (ii) the Option is not exercisable more than five (5) years from the date the Option is granted.

(b) Annual Limitation

To the extent that the aggregate Fair Market Value (determined at the time of the grant of the Option) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Employee during any calendar year exceeds One Hundred Thousand Dollars ($100,000), such Options shall be treated as Nonqualified Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, unless otherwise required by applicable law, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Options.

(c) Additional Terms

Any other terms and conditions which the Plan Administrator determines, upon advice of counsel, must be imposed for the Option to be an Incentive Stock Option.

(d) Notice of Disqualifying Disposition

If an Employee makes any disposition of shares of Common Stock issued pursuant to an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to disqualifying dispositions), the Employee shall notify the Company of such disqualifying disposition within twenty (20) days thereof, and from and after such disqualifying disposition, the Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Options.

3. Terms of Options

Except as otherwise provided in the Award Agreement and Section 7.2 of this Plan, all Incentive Stock Options and Nonqualified Options under the Plan shall be granted subject to the following terms and conditions:

(a) Option Price

C-1-15

The Option Price shall be determined by the Plan Administrator in any reasonable manner, but shall not be less than the Fair Market Value of the Common Stock on the date of grant of the Option.

(b) Duration of Options

Options shall be exercisable at such time and under such conditions as set forth in the Award Agreement, but in no event shall any Option (whether a Nonqualified Option or an Incentive Stock Option) be exercisable later than the tenth (10th) anniversary of the date of its grant.

(c) Exercise of Options

Common Stock covered by an Option may be purchased at one time or in such installments over the option period as may be provided in the Award Agreement. Any Common Stock not purchased on an applicable installment date may be purchased thereafter at any time prior to the expiration of the Option in accordance with its terms. To the extent that the right to purchase Common Stock has accrued thereunder, an Option may be exercised, in whole or in part, from time to time by notice to the Company setting forth the amount of Common Stock with respect to which the Option is being exercised; provided however, that except as otherwise provided in the Award Agreement, any partial exercise shall be for whole shares of Common Stock only.

(d) Payment

The purchase price of Common Stock purchased under Options shall be paid in full to the Company upon the exercise of the Option, by delivery of consideration equal to the product of the Option Price and the Common Stock purchased (the “Purchase Price”). The Purchase Price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable laws and regulations (including, without limitation, U.S. federal tax and securities laws and regulations, and applicable state corporate law), and as determined by the Plan Administrator in its sole discretion, by any combination of the methods of payment set forth below. The Plan Administrator shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods), and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft, or money order payable to the Company;

(ii) pursuant to a broker-assisted cashless exercise program developed under Regulation T as promulgated by the U.S. Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in delivery of a properly executed exercise notice together with irrevocable instructions to a broker approved by the Company to promptly deliver to the Company sufficient proceeds from the sale of Common Stock to pay the aggregate Purchase Price;

(iii) by delivery to the Company (either by actual delivery or attestation presenting satisfactory proof of beneficial ownership of such Common Stock) of shares of Common Stock already owned by the Participant, with the Fair Market Value of such Common Stock as delivered to be determined as of the day of exercise;

(iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value (determined as of the same day as the exercise of the Option) that does not exceed the aggregate Purchase Price; provided, however, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the Purchase Price pursuant to the “net exercise,” (B) are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

C-1-16

(v) in any other form of legal consideration that may be acceptable to the Plan Administrator in its sole discretion and permissible under applicable laws and regulations.

(e) No Rights as a Stockholder

A Participant shall have none of the rights of a stockholder with respect to shares of Common Stock subject to an Option until the shares of Common Stock are issued to the Participant upon exercise of the Option.

(f) Restrictions

The Plan Administrator shall determine and reflect in the Award Agreement, with respect to each Option, the nature and extent of the restrictions, if any, to be imposed on the Common Stock which may be purchased thereunder, including, without limitation, restrictions on the transferability of such Common Stock acquired through the exercise of such Options for such periods as the Plan Administrator may determine. In addition, to the extent permitted by applicable laws and regulations, the Plan Administrator may require that a Participant who wants to effectuate a cashless exercise of Options be required to sell the Common Stock acquired in the associated exercise to the Company, or in the open market through the use of a broker selected by the Company, at such price and on such terms as the Plan Administrator may determine at the time of grant, or otherwise. Without limiting the foregoing, the Plan Administrator may impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Common Stock issued as a result of the exercise of an Option, including, without limitation, (i) restrictions under an insider trading policy, (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by one or more Participants, and (iii) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

(g) Transferability of Options

Notwithstanding Section 18.2 of this Plan and only if allowed by the Plan Administrator in its discretion, Nonqualified Options may be transferred to a Participant’s immediate family members, directly or indirectly or by means of a trust, corporate entity, partnership or other legal entity (with a person who thus acquires such Nonqualified Options by such transfer, a “Permitted Transferee”). A transfer of a Nonqualified Option may only be effected by the Company at the request of the Participant and shall become effective upon the Permitted Transferee agreeing to such terms as the Plan Administrator may require and only when recorded in the Company’s record of outstanding Options. In the event an Option is transferred as contemplated hereby, the Option may not be subsequently transferred by the Permitted Transferee, except for a transfer back to the Participant or by will or the laws of descent and distribution. A transferred Option may be exercised by a Permitted Transferee to the same extent as, and subject to the same terms and conditions as, the Participant (except as otherwise provided herein), as if no transfer had taken place. As used herein, “immediate family member” shall mean, with respect to any person, such person’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son- in-law, daughter-in-law, brother-in-law, and sister-in-law, and shall include adoptive relationships. In the event of exercise of a transferred Option by a Permitted Transferee, any amounts due to (or to be withheld by) the Company upon exercise of the Option shall be delivered by (or withheld from amounts due to) the Participant, the Participant’s estate, or the Permitted Transferee, in the reasonable discretion of the Company.

In addition, to the extent permitted by applicable law and Rule 16b-3, the Plan Administrator may permit a recipient of a Nonqualified Option to designate in writing during the Participant’s lifetime a Beneficiary to receive and exercise the Participant’s Nonqualified Options in the event of such Participant’s death.

(h) Purchase for Investment

The Plan Administrator shall have the right to require that each Participant or other person who shall exercise an Option under the Plan, and each person into whose name the Common Stock shall be issued pursuant

C-1-17

to the exercise of an Option, represent and agree that any and all Common Stock purchased pursuant to such Option is being purchased for investment only and not with a view to the distribution or resale thereof, and that such Common Stock will not be sold except in accordance with such restrictions or limitations as may be set forth in the Option or by the Plan Administrator. This Section 7.3(g) shall be inoperative during any period of time when the Company has obtained all necessary or advisable approvals from governmental agencies and has completed all necessary or advisable registrations or other qualifications of the Common Stock as to which Options may from time to time be granted, as contemplated in Section 17 of this Plan.

(i) Death of Optionholder

Unless otherwise provided in an Award Agreement, in the event a Participant’s Termination of Service as a result of the Participant’s death, then the Option may be exercised (to the extent the Participant was entitled to exercise such Option as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Participant’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall immediately cease to be exercisable and terminate for no consideration.

SECTION 8 STOCK APPRECIATION RIGHTS

1. Grant of Stock Appreciation Rights

Stock Appreciation Rights may be granted to Participants in such number, and at such times during the term of the Plan, as the Plan Administrator shall determine. The Plan Administrator may grant a Stock Appreciation Right or provide for the grant of a Stock Appreciation Right, either from time to time in the discretion of the Plan Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of Performance Goals or other performance measures, or the satisfaction of an event or condition within the control of the recipient of the Stock Appreciation Right or within the control of others. The granting of a Stock Appreciation Right shall take place when the Plan Administrator by resolution, written consent, or other appropriate action determines to grant such a Stock Appreciation Right to a particular Participant at a particular price. A Stock Appreciation Right may be granted independent of or in tandem or in combination with an Option or other Award under the Plan, as set forth in the applicable Award Agreement.

2. Exercise of Stock Appreciation Rights

A Stock Appreciation Right may be exercised upon such terms and conditions and for such term as the Plan Administrator shall determine; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth (10th) anniversary of the date of its grant. Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to receive Common Stock or the cash equivalent thereof (as determined by the Plan Administrator in its sole discretion except as otherwise provided in an Award Agreement), with an aggregate Fair Market Value determined by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the price determined by the Plan Administrator on the date of grant (which price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant) times (ii) the number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised. The value of any fractional shares shall be paid in cash.

3. Special Provisions Applicable to Stock Appreciation Rights

Stock Appreciation Rights are subject to the following restrictions:

(a) A Stock Appreciation Right granted in tandem with any other Award under the Plan shall be exercisable at such time or times as the Award to which it relates shall be exercisable, or at such other times as the Plan Administrator may determine.

C-1-18

(b) The right of a Participant to exercise a Stock Appreciation Right granted in tandem with any other Award under the Plan shall be canceled if and to the extent the related Award is exercised or canceled. To the extent that a Stock Appreciation Right is exercised, the related Award shall be deemed to have been surrendered unexercised and canceled.

(c) A holder of Stock Appreciation Rights shall have none of the rights of a stockholder with respect to the Common Stock subject thereto until the Common Stock, if any, is issued to such holder pursuant to such holder’s exercise of such rights.

(d) The acquisition of Common Stock pursuant to the exercise of a Stock Appreciation Right shall be subject to the same restrictions as would apply to the acquisition of Common Stock acquired upon exercise of an Option, as set forth in Section 7.3 of this Plan.

SECTION 9 PERFORMANCE SHARES AND PERFORMANCE UNITS

1. Grant of Performance Shares and Performance Units

Subject to the limitations in Section 5.2 of this Plan, Performance Shares or Performance Units may be granted to Participants at any time and from time to time as the Plan Administrator shall determine. The Plan Administrator shall have complete discretion in determining the number of Performance Shares or Performance Units granted to each Participant and the terms and conditions thereof. Performance Shares and Performance Units may be granted alone or in combination with any other Award under the Plan. Awards of Performance Shares and Performance Units may be granted to Covered Employees with or without the intention to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) as the Plan Administrator shall determine.

2. Value of Performance Shares and Performance Units

The Plan Administrator shall establish Performance Goals for any specified Performance Periods. Except as otherwise determined by the Plan Administrator and set forth in the Award Agreement, the Performance Period in respect of Performance Shares and Performance Units granted under the Plan shall be at least one (1) year with respect to grants of Performance Shares or Performance Units. Prior to each grant of Performance Shares or Performance Units, the Plan Administrator shall establish an initial amount of Common Stock for each Performance Share and an initial value for each Performance Unit granted to each Participant for that Performance Period. Prior to each grant of Performance Shares or Performance Units, the Plan Administrator also shall set the Performance Goals that will be used to determine the extent to which the Participant receives Common Stock for the Performance Shares or payment of the value of the Performance Units awarded for such Performance Period. With respect to each such Performance Goal utilized during a Performance Period, the Plan Administrator may assign percentages or other relative values to various levels of performance which shall be applied to determine the extent to which the Participant shall receive a payout of the number of Performance Shares or value of Performance Units awarded.

3. Payment of Performance Shares and Performance Units

In the case of a Performance Goal measured over a Performance Period, at or after the end of the Performance Period, the Plan Administrator shall determine the amount, if any, of Awards payable to each Participant based upon achievement of the business criteria over a Performance Period. In the case of a Performance Goal satisfied based upon whether or not certain specified business criteria are achieved at any time during a Performance Period, at or following the satisfaction of the applicable business criteria (even if prior to the expiration of the applicable Performance Period), the Plan Administrator shall determine the amount, if any, of Awards payable to each Participant upon the achievement of the applicable business criteria. After a Performance Period has ended (or at or following the satisfaction of the applicable business criteria, even if prior

C-1-19

to the expiration of the applicable Performance Period), the holder of a Performance Share or Performance Unit shall be entitled to receive the value thereof as determined by the Plan Administrator. The Plan Administrator shall make this determination by first determining the extent to which the Performance Goals set pursuant to Section 9.2 of this Plan have been met. The Plan Administrator shall then determine the applicable percentage or other relative value to be applied to, and will apply such percentage or other relative value to, the number of Performance Shares or value of Performance Units to determine the payout to be received by the Participant. In addition, with respect to Performance Shares and Performance Units intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m), no payout shall be made hereunder except upon written certification by the Plan Administrator that the applicable Performance Goals have been satisfied to a particular extent. The Compensation Committee shall have the authority to determine whether the Performance Goals and other terms and conditions of the Award satisfied all determinations by the Compensation Committee as to the establishment of Performance Goals, the amount of any Award, and the achievement of Performance Goals relating to Awards shall be made in writing in the case of any Award granted to a Participant. The Compensation Committee may not delegate any responsibility relating to such Awards. The Compensation Committee shall have no discretion to modify or waive the Performance Goals or conditions to the grant or vesting of an Award unless such Award is not intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) and the relevant Award Agreement provides for such discretion, without the approval of the Board.

4. Form and Timing of Payment

The payment described in Section 9.3 of this Plan shall be made in Common Stock, or in cash, or partly in Common Stock and partly in cash, at the discretion of the Plan Administrator and set forth in the Award Agreement. The value of any fractional shares shall be paid in cash. Payment shall be made in a lump sum or installments as prescribed by the Award Agreement, as applicable, and consistent with Section 409A. If Common Stock is to be converted into an amount of cash on any date, or if an amount of cash is to be converted into Common Stock on any date, such conversion shall be done at the then-current Fair Market Value of the Common Stock on such date.

5. Dividend Equivalents

The Award Agreement for Performance Shares or Performance Units shall specify whether, to what extent and on what terms and conditions the applicable Participant shall be entitled to receive current or delayed payments of cash, shares of Common Stock or other property corresponding to the dividends payable on the share of Common Stock. The Plan Administrator may provide that Performance Shares or Performance Units awarded under the Plan shall be entitled to an amount per Performance Share or Performance Unit equal in value to the cash dividend, if any, paid per share of Common Stock on issued and outstanding shares, on the dividend payment dates (“Dividend Payment Date”) occurring during the period between the date on which the Performance Shares or Performance Units are granted to the Participant and the date on which such Performance Shares or Performance Units are settled, cancelled, forfeited, waived, surrendered, or terminated under the Plan. Such paid amounts, called “dividend equivalents,” shall be accrued and paid in cash and/or Common Stock (including reinvestment in additional shares of Common Stock) and paid at such time as the Performance Share or Performance Unit to which it relates vests and settles as the Plan Administrator shall determine. The number of shares of Common Stock to be issued and/or reinvested shall be determined based on the Fair Market Value on the Dividend Payment Date. In the event the dividend equivalents are deferred, they shall be payable in accordance with the requirements of Section 409A.

SECTION 10 RESTRICTED STOCK

1. Grant of Restricted Stock

Subject to the limitations in Section 5.2 of this Plan, Restricted Stock may be granted to Participants in such number and at such times during the term of the Plan as the Plan Administrator shall determine. The Plan

C-1-20

Administrator may grant Restricted Stock or provide for the grant of Restricted Stock, either from time to time in the discretion of the Plan Administrator or automatically upon the occurrence of specified events.

2. Restriction Period

Except as permitted by the Plan Administrator and specified in the Award Agreement, the Restricted Stock shall be subject to the satisfaction of vesting and forfeiture conditions for a period of at least one (1) year with respect to Restricted Stock subject to restrictions based upon employment or other service and at least one (1) year with respect to Restricted Stock subject to restrictions based upon the achievement of specific Performance Goals or other performance measures (the “Restriction Period”). During the Restriction Period, the Plan Administrator shall evidence the restrictions on the shares of Restricted Stock in such a manner as it determines is appropriate (including, without limitation, (i) by means of appropriate legends on certificates for shares of Restricted Stock that have been certificated, and (ii) by means of appropriate stop-transfer orders for shares of Restricted Stock credited to book-entry accounts).

3. Other Restrictions

The Plan Administrator shall impose such other restrictions on Restricted Stock granted pursuant to the Plan as it may deem advisable, including Performance Goals or other performance measures. The Plan Administrator may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for Restricted Stock delivered under the Plan may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody, until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any issuance of Restricted Stock, that the Participant shall have delivered a stock power endorsed in blank relating to the shares of Restricted Stock.

4. Voting Rights; Dividends and Other Distributions

A Participant receiving a grant of Restricted Stock shall be recorded as a stockholder of the Company with respect to such Restricted Stock. Except as otherwise provided under an Award Agreement, a Participant who receives a grant of Restricted Stock shall have the rights of a stockholder with respect to such shares (except as provided in the restrictions on transferability), including the right to vote the shares and receive dividends and other distributions paid with respect to the underlying shares of Common Stock. The Award Agreement may provide that any cash dividend paid on a share of Common Stock subject to the Restricted Stock be (i) paid in cash on or about the Dividend Payment Date; (ii) accrued and paid at such time as the Restricted Stock to which it relates vests and settles; (iii) paid in Common Stock on or about the Dividend Payment Date; (iv) accrued and/or reinvested in additional shares of Common Stock and paid at such time as the Restricted Stock to which it relates vests and settles; or (v) in any combination thereof. The number of shares of Common Stock to be issued and/or reinvested shall be determined based on the Fair Market Value on the Dividend Payment Date. In the event the dividends are deferred, they shall be payable in accordance with the requirements of Section 409A.

5. Issuance of Shares; Settlement of Awards; Forfeiture

When the restrictions imposed by Section 10.2 of this Plan expire or otherwise lapse with respect to one or more shares of Restricted Stock, the Participant shall be obligated to return to the Company any certificate representing shares of Restricted Stock (if applicable), and the Company shall deliver to the Participant one (1) share of Common Stock (which may be delivered in book-entry or certificated form) in satisfaction of each share of Restricted Stock, which shares so delivered shall not contain any legend. The delivery of shares pursuant to this Section 10.5 of this Plan shall be subject to any required share withholding to satisfy tax withholding obligations pursuant to Section 18.10 of this Plan. Any fractional shares subject to such Restricted Stock shall be paid to the Participant in cash. To the extent that the restrictions imposed by Section 10.2 of this Plan do not expire or otherwise lapse during or upon the end of the Restriction Period with respect to one or more shares of Restricted Stock pursuant to the terms and conditions thereof, such shares of Restricted Stock shall be forfeited to

C-1-21

the Company, and the Participant shall be obligated to return to the Company for cancellation any certificate(s) representing shares of such Restricted Stock (if applicable).

SECTION 11 RESTRICTED STOCK UNITS

1. Grant of Restricted Stock Units

Subject to the limitations in Section 5.2 of this Plan, Restricted Stock Units may be granted to Participants in such number and at such times during the term of the Plan as the Plan Administrator shall determine. The Plan Administrator may grant Restricted Stock Units or provide for the grant of Restricted Stock Units, either from time to time in the discretion of the Plan Administrator or automatically upon the occurrence of specified events.

2. Restriction Period

Except as permitted by the Plan Administrator and specified in the Award Agreement, the Restricted Stock Units shall be subject to the satisfaction of vesting conditions, as determined by the Plan Administrator, for a period of no less than one (1) year with respect to Restricted Stock Units subject to restrictions based upon employment or other service and one (1) year with respect to Restricted Stock Units subject to restrictions based upon the achievement of specific Performance Goals or other performance measures (the “Restriction Period”).

3. Other Restrictions

The Plan Administrator shall impose such other restrictions on Restricted Stock Units granted pursuant to the Plan as it may deem advisable, including the requirement that certain pre-established Performance Goals be met. A Participant receiving a grant of Restricted Stock Units shall not be recorded as a stockholder of the Company with respect to shares of Common Stock that may be issued in settlement of such Restricted Stock Units, and shall not acquire any rights of a stockholder with respect thereto, unless or until the Participant is issued shares of Common Stock in settlement of such Restricted Stock Units.

4. Dividend Equivalents

The Award Agreement for Restricted Stock Units shall specify whether, to what extent and on what terms and conditions the applicable Participant shall be entitled to receive current or delayed payments of cash, shares of Common Stock or other property corresponding to the dividends payable on the shares of Common Stock. The Award Agreement may provide that Restricted Stock Units awarded under the Plan shall be entitled to an amount per Restricted Stock Unit equal in value to the cash dividend, if any, paid per share of Common Stock on issued and outstanding shares, on the Dividend Payment Dates occurring during the period between the date on which the Restricted Stock Units are granted to the Participant and the date on which such Restricted Stock Units are settled, cancelled, forfeited, waived, surrendered, or terminated under the Plan. Such paid amounts, called “dividend equivalents,” shall be (i) paid in cash on or about the Dividend Payment Date or accrued and paid at such time as the Restricted Stock Unit to which it relates vests and settles, (ii) paid in Common Stock on or about the Dividend Payment Date or accrued and/or reinvested in additional shares of Common Stock and paid at such time as the Restricted Stock Units to which it relates vests and settles, or (iii) paid in any combination thereof of cash or Common Stock. The number of shares of Common Stock to be issued and/or reinvested shall be determined based on the Fair Market Value on the Dividend Payment Date. In the event the dividend equivalents are deferred, they shall be payable in accordance with the requirements of Section 409A.

5. Issuance of Shares; Settlement of Awards; Forfeiture

Except as permitted by the Plan Administrator and specified in the Award Agreement, when the restrictions imposed by Section 11.2 of this Plan expire or otherwise lapse with respect to one or more Restricted Stock Units, Restricted Stock Units shall be settled (i) in cash, or (ii) by the delivery to the Participant of the number of

C-1-22

shares of Common Stock equal to the number of the Participant’s Restricted Stock Units that are vested, or any combination thereof, as the Plan Administrator shall determine and is in accordance with Section 409A. The delivery of shares pursuant to this Section 11.5 shall be subject to any required share withholding to satisfy tax withholding obligations pursuant to Section 18.10 of this Plan. Any fractional shares subject to such Restricted Stock Units shall be paid to the Participant in cash. To the extent that the restrictions imposed by Section 11.2 of this Plan do not expire or otherwise lapse during or upon the end of the Restriction Period with respect to one or more Restricted Stock Units pursuant to the terms and conditions thereof, such Restricted Stock Units shall be forfeited and cancelled.

SECTION 12 INCENTIVE AWARDS

1. Incentive Awards

Prior to the beginning of each Performance Period, or not later than ninety (90) days following the commencement of the relevant fiscal year (or such other time as may be required or permitted for “performance-based compensation” under Section 162(m), if applicable), the Plan Administrator shall establish Performance Goals or other performance measures which must be achieved for any Participant to receive an Incentive Award for that Performance Period intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m). The Performance Goals or other performance measures may be based on any combination of corporate and business unit Performance Goals or other performance measures. The Plan Administrator may also establish one or more Company-wide Performance Goals or other performance measures which must be achieved for any Participant to receive an Incentive Award for that Performance Period. Such Performance Goals or other performance measures may include a threshold level of performance below which no Incentive Award shall be earned, target levels of performance at which specific Incentive Awards will be earned, and a maximum level of performance at which the maximum level of Incentive Awards will be earned. Each Incentive Award shall specify the amount of cash and the amount of any shares of Common Stock or other Awards subject to such Incentive Award, provided, that the Award Agreement may permit the Plan Administrator, in its sole discretion, to reduce (but not increase) the amount of any Incentive Award to be paid under the Plan.

2. Performance Goal Certification

An Incentive Award shall become payable to the extent provided herein and in the related Award Agreement, provided that in the case of Awards intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m), the Plan Administrator certifies in writing prior to payment of the Incentive Award that the Performance Goals or other performance measures selected for a particular Performance Period have been attained. In no event will an Incentive Award be payable under this Plan if the threshold level of performance set for each Performance Goal or other performance measure for the applicable Performance Period is not attained.

3. Required Payment of Incentive Awards

The Plan Administrator shall make a determination, as soon as administratively possible after the information that is necessary to make such a determination is available for a particular Performance Period, whether the Performance Goals or other performance measures for the Performance Period have been achieved, the amount of the Incentive Award for each Participant, and whether the Incentive Award shall be paid in cash, shares of Common Stock and/or other Awards under the Plan. The Plan Administrator shall certify the foregoing determinations in writing as provided in Section 2.32 of this Plan; provided, that the Plan Administrator may, in its sole discretion, reduce, but not increase, the amount of the Incentive Award to be paid under the Plan. In the absence of a valid and timely deferral election by the Participant or the Company pursuant to Section 14 of this Plan, and except as otherwise provided in an Award Agreement or explicitly provided herein, the Incentive Award shall be paid as soon as practicable, but in no event later than March 15 following the end of the calendar year in which the foregoing determinations have been made.

C-1-23

SECTION 13 CASH AWARDS AND OTHER STOCK-BASED AWARDS

1. Grant of Cash Awards

Subject to the terms and provisions of this Plan, the Plan Administrator, at any time and from time to time, may grant cash awards to Participants in such amounts and upon such terms, including the achievement of Performance Goals or other specific performance measures, as the Plan Administrator may determine (each, a “Cash Award”).

2. Other Stock-Based Awards

The Plan Administrator may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted shares of Common Stock, Awards in lieu of obligations to pay cash or deliver other property, or Common Stock) in such amounts and subject to such terms and conditions, as the Plan Administrator shall determine (each an “Other Stock-Based Award”). Such Other Stock-Based Awards may involve the transfer of Common Stock to Participants, or payment in cash or otherwise of amounts based on or valued in whole or in part by reference to the value of Common Stock.

3. Value of Cash Awards and Other Stock-Based Awards

Each Cash Award granted pursuant to this Section 13 shall specify a payment amount or payment range as determined by the Plan Administrator. Each Other Stock-Based Award shall be expressed in terms of Common Stock or units based on Common Stock, as determined by the Plan Administrator. The Plan Administrator may establish performance measures applicable to such Awards in its discretion. If the Plan Administrator exercises its discretion to establish performance measures, the number and/or value of such cash awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance measures are met.

4. Payment of Cash Awards and Other Stock-Based Awards

Payment, if any, with respect to a Cash Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Common Stock as the Plan Administrator determines, and in a manner that complies with or is exempt from Section 409A. The value of any fractional shares shall be paid in cash.

SECTION 14 DEFERRAL ELECTIONS

The Plan Administrator may, in its sole discretion, and to the extent permitted by applicable law (including, without limitation, Section 409A), permit or require Employees to defer all or any portion of Awards under the Plan. Any such deferrals shall be subject to such terms, conditions, and procedures that the Company may establish from time to time in its sole discretion and consistent with the requirements of Section 409A.

SECTION 15 TERMINATION OF SERVICE

1. General

(a) The Award Agreement applicable to each Award shall set forth the effect of a Termination of Service upon such Award; provided, however, that, except as set forth otherwise in an Award Agreement or as determined by the Plan Administrator, (i) all of a Participant’s unvested and/or unexercisable Awards shall automatically be forfeited upon a Termination of Service for any reason, and the Participant shall be permitted to exercise the vested portion of the Option or Stock Appreciation Right for ninety (90) days following Termination of Service, or in the case of a Termination of Service by reason of death or Disability of the Participant, for one

C-1-24

(1) year following Termination of Service, but in each case, in no event may the Participant be permitted to exercise any portion of the Option or Stock Appreciation Right following the expiration date of the Option or Stock Appreciation Right; and (ii) all of a Participant’s unvested Awards shall automatically be forfeited upon Termination of Service for Cause, and the Participant shall cease to be permitted to exercise any portion of an Option or Stock Appreciation Right (whether vested or unvested) following Termination of Service for Cause.

(b) Provisions relating to the effect of a Termination of Service upon an Award shall be determined in the sole discretion of the Plan Administrator, and need not be uniform among all Awards or among all Participants. Unless the Plan Administrator determines otherwise in accordance with Section 409A, the transfer of the employment or other service of a Participant between the Company and a Subsidiary shall not constitute a Termination of Service. Except as otherwise determined by the Plan Administrator in accordance with Section 409A, upon an Employer or a Subsidiary ceasing to meet the requirements in the Plan for an Employer or a Subsidiary, as the case may be, the Employees, Consultants, and Directors of such Employer or Subsidiary shall be deemed to have experienced a Termination of Service.

SECTION 16 EFFECT OF A CHANGE OF CONTROL

1. General

The Award Agreement applicable to each Award shall set forth the effect of a Change of Control upon such Award; provided, however, that, except as set forth otherwise in an Award Agreement upon a Change of Control, a Participant’s Award shall be treated in accordance with one or more of the following methods as determined by the Plan Administrator in its sole discretion:

(a) The Plan Administrator, in its sole discretion, may accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an Award.

(b) The Plan Administrator, in its sole discretion, may provide for any such Awards, whether or not then vested, to be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 5.3 or Section 5.4 hereof, as determined by the Plan Administrator in its sole discretion. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendments thereto).

(c) The Plan Administrator, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change of Control Price (as defined below) of the shares of Common Stock covered by such Awards, over, in the case of Options and Stock Appreciation Rights, the aggregate exercise price of such Awards. For purposes of this Plan, the “Change of Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change of Control of the Company; provided, however, that such price shall not exceed the Fair Market Value of the Common Stock at the time of purchase as determined in accordance Section 409A of the Code.

(d) The Plan Administrator may, in its sole discretion, provide for the cancellation of any Options and Stock Appreciation Rights without payment, if the Change of Control Price is less than the exercise price of such Appreciation Award.

Notwithstanding anything else herein, the Plan Administrator may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of all or a portion of an Award at any time. Provisions relating to the effect of a Change of Control upon an Award shall be determined in the sole discretion of the Plan Administrator, and need not be uniform among all Awards or among all Participants. The Plan Administrator may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company.

C-1-25

SECTION 17 REGULATORY APPROVALS AND LISTING

The Company shall not be required to issue any certificate or create a book-entry account for shares of Common Stock under the Plan prior to:

(a) obtaining any approval or ruling from the U.S. Securities and Exchange Commission, the Internal Revenue Service, or any other governmental agency which the Company, in its sole discretion, shall determine to be necessary or advisable;

(b) listing of such shares on any stock exchange on which the Common Stock may then be listed; and

(c) completing any registration or other qualification of such shares under any federal or state laws, rulings, or regulations of any governmental body which the Company, in its sole discretion, shall determine to be necessary or advisable.

All certificates, or book-entry accounts, for shares of Common Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Plan Administrator may deem advisable under the rules, regulations, and other requirements of the U.S. Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities laws, and the Plan Administrator may cause a legend or legends to be placed on any such certificates, or notations on such book-entry accounts, to make appropriate reference to such restrictions. The foregoing provisions of this paragraph shall not be effective if and to the extent that the shares of Common Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, as amended, and if and so long as the Plan Administrator determines that application of such provisions are no longer required or desirable. In making such determination, the Plan Administrator may rely upon an opinion of counsel for the Company. Without limiting the foregoing, the Plan Administrator may impose such restrictions, conditions, or limitations as it determines to be appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by a Participant of any shares of Common Stock issued under this Plan, including, without limitation, (i) restrictions under an insider trading policy, (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by one or more Participants, and (iii) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

SECTION 18 GENERAL PROVISIONS

1. Clawback/Forfeiture Events

(a) If required by Company policy, by the Sarbanes-Oxley Act of 2002, and/or by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 or other applicable laws, each Participant’s Awards shall be subject to repayment or forfeiture in accordance with such applicable laws and Company policy (regardless of whether specified in the applicable Award Agreement, and without limitation on any relevant provisions in the applicable Award Agreement).

(b) The Plan Administrator may specify in an Award Agreement, by resolution or otherwise, that a Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award and/or any Company recoupment, repayment or forfeiture policy. Such events may include, without limitation, termination of employment for Cause, violation of material policies that may apply to the Participant, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or a Subsidiary.

C-1-26

2. Nontransferability

Unless otherwise provided in the Plan and permitted by law, including but not limited to the Code, the right of a Participant or Beneficiary to the payment of any Award granted under the Plan, and the rights and privileges conferred thereby, shall not be subject to execution, attachment, or similar process, and may not be transferred, assigned, pledged, or hypothecated in any manner (whether by operation of law or otherwise), other than by will or by the applicable laws of descent and distribution, unless the Participant has received the Plan Administrator’s prior written consent. Except as otherwise provided for under the Plan, if any Participant attempts to transfer, assign, pledge, hypothecate, or otherwise dispose of any Award under the Plan, or of any right or privilege conferred thereby, contrary to the provisions of the Plan or such Award, or suffers the sale or levy or any attachment or similar process upon the rights or privileges conferred thereby, all affected Awards held by such Participant shall be immediately forfeited.

3. No Individual Rights

Nothing contained in the Plan, or in any Award granted pursuant to the Plan, shall confer upon any Participant any right to continue in the employ of, or as a Consultant for, the Company or a Subsidiary, nor interfere in any way with the right of the Company or a Subsidiary to terminate the employment or service of such Participant at any time with or without assigning any reason there for, except to the extent expressly provided otherwise in a written agreement between the Participant and the Company or any Employer.

4. Other Compensation

Unless determined otherwise by the Plan Administrator or required by contractual obligations, the grant, vesting, or payment of Awards under the Plan shall not be considered as part of a Participant’s salary or used for the calculation of any other pay, allowance, pension, or other benefit, unless otherwise permitted by other benefit plans provided by the Company or a Subsidiary, or required by law or by contractual obligations of the Company or a Subsidiary.

5. Leaves of Absence and Change in Status

Leaves of absence for such periods and purposes conforming to the personnel policy of the Company, or of a Subsidiary, as applicable, shall not be deemed a Termination of Service, unless a Participant commences a leave of absence from which he or she is not expected to return to active employment or service with the Company or a Subsidiary; provided, however, that except as otherwise set forth in the Award Agreement, the Plan Administrator may suspend vesting of Awards during a leave of absence. The foregoing notwithstanding, with respect to Incentive Stock Options, employment shall not be deemed to continue beyond the first ninety (90) days of such leave unless the Participant’s reemployment rights are guaranteed by statute or contract. With respect to any Participant who, after the date an Award is granted under this Plan, ceases to be employed by or provide services to the Company or a Subsidiary on a full-time basis but continues to be employed or provide services on a part-time basis, the Plan Administrator may make appropriate adjustments, as determined in its sole discretion, as to the number of shares issuable under, the vesting schedule of, or the amount payable under any unvested Awards held by such Participant.

6. Transfers

In the event a Participant is transferred from the Company to a Subsidiary, or vice versa, or is promoted or given different responsibilities, Awards granted to the Participant prior to such date shall not be affected by such event, except as otherwise provided in an Award Agreement or Individual Agreement.

7. Unfunded Obligations

Any amounts (deferred or otherwise) to be paid to Participants pursuant to the Plan are unfunded obligations. Neither the Company nor any Subsidiary is required to segregate any monies from its general funds,

C-1-27

to create any trusts, or to make any special deposits with respect to this obligation. The Plan Administrator, in its sole discretion, may direct the Company to share with a Subsidiary the costs of a portion of the Incentive Awards paid to Participants who are executives of those companies. Beneficial ownership of any investments, including trust investments which the Company may make to fulfill this obligation, shall at all times remain in the Company. Any investments and the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or a fiduciary relationship between the Plan Administrator, the Company, or any Subsidiary, and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s Beneficiary or the Participant’s creditors in any assets of the Company or a Subsidiary whatsoever. The Participants shall have no claim against the Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

8. Beneficiaries

The designation of a Beneficiary shall be on a form provided by the Company, executed by the Participant (with the consent of the Participant’s spouse, if required by the Company for reasons of community property or otherwise), and delivered to a designated representative of the Company. The Company may, in its discretion, utilize an electronic process for Beneficiary designations. A Participant may change his or her Beneficiary designation at any time. A designation by a Participant under any predecessor plans shall remain in effect under the Plan, unless such designation is revoked or changed under the Plan. In the event that a Participant becomes divorced, a Beneficiary designation under this Plan or a predecessor plan in favor of his or her divorced spouse shall become void as of the effective date of the divorce, unless the Participant re-designates the former spouse as his or her Beneficiary following the effective date of the divorce. If no Beneficiary is designated, if the designation is ineffective, or if the Beneficiary dies before the balance of a Participant’s benefit is paid, the balance shall be paid to the Participant’s estate. Notwithstanding the foregoing, however, a Participant’s Beneficiary shall be determined under applicable state law if such state law does not recognize Beneficiary designations under plans of this sort and is not preempted by laws which recognize the provisions of this Section 18.8. In the event that the Plan Administrator determines that two or more claims are made by claimed Beneficiaries against the Plan for an Award, the Plan Administrator may initiate an interpleader action in a court of competent jurisdiction to resolve the controversy.

In the event that an Award has vested, its restrictions have lapsed, or it has been exercised and the underlying shares of Common Stock relating to such award have been transferred to a brokerage account, it is the responsibility of the Participant to establish and maintain beneficiary designations with that broker.

9. Governing Law

The Plan, all Award Agreements and all corporate law matters with respect to the Company shall be governed by the General Corporation Law of the State of Delaware.

10. Satisfaction of Tax Obligations

Appropriate provision shall be made for all taxes required to be withheld in connection with the grant, vesting, exercise, or other taxable event with respect to Awards under the applicable laws and regulations of any governmental authority, whether federal, state, or local and whether domestic or foreign, including, without limitation, the required withholding of a sufficient amount of Common Stock otherwise issuable to a Participant to satisfy such required tax withholding obligations. To the extent provided by the Plan Administrator, a Participant is permitted to deliver Common Stock (including shares acquired pursuant to the exercise of an Option or Stock Appreciation Right other than the Option or Stock Appreciation Right currently being exercised, to the extent permitted by applicable regulations) for payment of withholding taxes in connection with the grant, vesting, exercise and/or settlement of Awards, as the case may be, or as of any other date required by applicable law. Common Stock may be required to be withheld from the shares issuable to the Participant upon the exercise of an Option or Stock Appreciation Right, upon the vesting and/or settlement of Restricted Stock or Restricted

C-1-28

Stock Units, or upon the payout of Performance Shares or Performance Units, to satisfy such required tax withholding obligations. The Fair Market Value of Common Stock as delivered pursuant to this Section 18.10 shall be determined as of the day of such exercise, vesting and/or settlement, as the case may be, or as of any other date required by applicable law, and shall be calculated in accordance with Section 2.22 of this Plan.

Any Participant who makes an election under Section 83(b) of the Code shall, within ten (10) days of making such election, notify the Company in writing of such election and shall provide the Company or such Participant’s Employer with a copy of such election form filed with the U.S. Internal Revenue Service.

A Participant is solely responsible for obtaining, or failing to obtain, tax advice with respect to participation in the Plan, including prior to the Participant’s (i) entering into any transaction under or with respect to the Plan, (ii) designating or choosing the times of distributions under the Plan, (iii) the making of any elections applicable to the Participant in connection with any Award under the Plan, including, without limitation, an election under Section 83(b) of the Code, or (iv) disposing of any Common Stock issued under the Plan.

11. Participants in Foreign Jurisdictions

The Plan Administrator shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of any countries in which the Company or any Subsidiary may operate, to ensure the viability of the benefits from Awards granted to Participants employed in such countries, to meet the requirements of applicable foreign laws that permit the Plan to operate in a qualified or tax-efficient manner, to comply with applicable foreign laws, and to meet the objectives of the Plan; provided, however, that no such action taken pursuant to this Section shall result in a “material revision” of the Plan under applicable securities exchange corporate governance rules.

SECTION 19 REGULATORY COMPLIANCE

1. Rule 16b-3

The Company’s intention is that, so long as any of the Company’s equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, the Plan shall comply in all respects with the rules of any exchange on which the Common Stock is traded and with Rule 16b-3. If any Plan provision is determined not to be in compliance with the foregoing intentions, that provision shall be deemed modified as necessary to meet the requirements of any such exchange and Rule 16b-3.

2. Section 162(m)

It is the intent of the Company that Awards granted to persons who are designated by the Plan Administrator as Covered Employees shall, if and to the extent so designated by the Plan Administrator, qualify as performance-based compensation under Section 162(m). If any provision of the Plan as in effect on the date of adoption of any agreements relating to Performance Awards that are designated as intended to qualify as performance-based compensation under Section 162(m) does not qualify or is inconsistent with the requirements of Section 162(m) of the Code, such provision shall be construed or, to the extent permitted under the Code, deemed amended to the extent necessary to conform to such requirements. The Plan Administrator shall have no discretion to modify or waive the Performance Goals or conditions to the grant or vesting of an Award, unless such Award is not intended to qualify as performance-based compensation under Section 162(m) and the relevant Award Agreement provides for such discretion. Notwithstanding the foregoing, to the extent permitted in the relevant Award Agreement and/or subplan, the Plan Administrator may, in its sole discretion, reduce (but not increase) the amount payable in respect of an Award intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m); provided, however, that the Plan Administrator may not exercise discretion to increase the amount payable in respect of an Award intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m).

C-1-29

3. Section 409A

The Plan is intended to be administered, operated, and construed in compliance with Section 409A and any regulations or other guidance issued thereunder. Notwithstanding this or any other provision of the Plan to the contrary, the Board or the Plan Administrator may ( but shall have no obligation to) amend the Plan or any Award in any manner, or take any other action, that either of them determines, in its sole discretion, is necessary, appropriate, or advisable to cause the Plan to either be exempt from, or comply with, Section 409A and any regulations or other guidance issued thereunder. Any such action, once taken, shall be deemed to be effective from the earliest date necessary and applicable to avoid a violation of Section 409A, and shall be final, binding, and conclusive on all Participants and other individuals having or claiming any right or interest under the Plan. None of the Company, any Affiliate, the Plan Administrator nor any of their respective agents shall have any liability to any Participant or beneficiary thereof as a result of any tax, interest, penalty or other payment required to be paid or due pursuant to Section 409A of the United States Internal Revenue Code or any obligations or damages arising from a violation of or failure to comply with Section 409A.

Notwithstanding the provisions of the Plan or any Award Agreement, if a Participant is a “specified employee” upon his or her “separation from service” (within the meaning of such terms in Section 409A under such definitions and procedures as established by the Company in accordance with Section 409A), any portion of a payment, settlement, or other distribution made upon such a “separation from service” that would cause the acceleration of, or an addition to, any taxes pursuant to Section 409A will not commence or be paid until a date that is six (6) months and one (1) day following the applicable “separation from service.” Any payments, settlements, or other distributions that are delayed pursuant to this Section 19.3 following the applicable “separation from service” shall be accumulated and paid to the Participant in a lump sum without interest on the first business day immediately following the required delay period.

SECTION 20 ESTABLISHMENT AND TERM OF PLAN

The Plan was adopted by the Board on September 26, 2016, and was approved by the Company’s stockholders on February 9, 2017. This Plan became effective on the Effective Date, and upon such effectiveness, this Plan replaced the Prior Plans, and no further Awards are to be made under the Prior Plans from and after the Effective Date. This Amended and Restated Plan was adopted by the Board on [            ], 2017, subject to approval by the Company’s stockholders. The Amended and Restated Plan shall become effective on the Restatement Effective Date, and shall remain in effect for a period of ten (10) years after the Restatement Effective Date. If the Amended and Restated Plan is not so approved by the stockholders, all provisions of the Initial Plan shall remain effective. After this Plan is terminated, no future Awards may be granted pursuant to the Plan, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.

SECTION 21 AMENDMENT, TERMINATION, OR DISCONTINUANCE OF THE PLAN

1. Amendment of Plan

Subject to approval of the Board with respect to amendments that are required by law or regulation or stock exchange rules to be submitted to the stockholders of the Company for approval, the Board or the Compensation Committee may from time to time make such amendments to the Plan as it may deem proper and in the best interests of the Company, including, without limitation, any amendment necessary to ensure that the Company may obtain any regulatory approval referred to in Section 17 of this Plan; provided, however, that (i) to the extent required by applicable law, regulation, or stock exchange rule, stockholder approval shall be required, and (ii) except as otherwise provided in the Plan, no change in any Award previously granted under the Plan may be made without the consent of the Participant if such change would impair the rights of the Participant under the Award.

C-1-30

2. Termination or Suspension of Plan

The Board or Compensation Committee may at any time suspend the operation of or terminate the Plan with respect to any Common Stock or rights which are not at that time subject to any Award outstanding under the Plan.

3. Section 162(m) Approval

If so determined by the Plan Administrator, the provisions of the Plan relating to Performance Goals and Awards that are intended to constitute “performance-based compensation” under Section 162(m) shall be disclosed to, and reapproved by, the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Restatement Effective Date occurs (or at any such other time as may be required or allowed by Section 162(m)) in order for Awards that are intended to constitute “performance-based compensation” under Section 162(m) granted after such time to be exempt from the deduction limitations of Section 162(m).

C-1-31

Appendix C-2

MARKED VERSION OF AMENDED AND RESTATED

TELLURIAN INC.

2016 OMNIBUS INCENTIVE COMPENSATION PLAN

(Effective as of February 9, 2017; Amended and Restated as of September 20, 2017)

SECTION 1 PURPOSES

The purposes of the Tellurian Inc. Amended and Restated 2016 Omnibus Incentive Compensation Plan (as amended and/or restated, the “Plan”) are to promote the interests of Tellurian Inc., a Delaware corporation (the “Company”), and its stockholders by strengthening its ability to attract, retain, and motivate Employees, members of the Board, and Consultants of the Company and any Subsidiary by furnishing suitable recognition of their performance, ability, and experience, to align their interests and efforts to the long-term interests of the Company’s stockholders, and to provide them with a direct incentive to achieve the Company’s strategic and financial goals. In furtherance of these purposes, the Plan provides for the grant of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Incentive Awards, Cash Awards, and Other Stock-Based Awards to Participants in accordance with the terms and conditions set forth below.

SECTION 2 DEFINITIONS

Unless otherwise required by the context, the following terms when used in the Plan shall have the meanings set forth in this Section 2:

1. Affiliate

Any person that directly or indirectly controls, is controlled by or is under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting or other securities, by contract or otherwise.

2. Award

Any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Incentive Award, Cash Award, or Other Stock-Based Award granted pursuant to the terms of this Plan, in each case payable in Common Stock and/or in cash as may be designated by the Plan Administrator.

3. Award Agreement

The written agreement setting forth the terms, conditions, rights, and duties applicable to an Award granted under the Plan. All Award Agreements shall be deemed to incorporate the provisions of the Plan. An Award Agreement need not be identical to other Award Agreements either in form or substance. ~~The~~To the extent permitted by law, the Plan Administrator may, in its discretion, provide for the use of electronic, internet, or other non-paper Award Agreements, and provide that execution of an Award Agreement may be evidenced by any appropriate form of electronic signature or affirmative email or other electronic response attached to or logically associated with such Award Agreement, which is executed or adopted by a party with an indication of the intention by such party to execute or adopt such Award Agreement for purposes of execution thereof.

C-2-1

~~4. Base Compensation~~

~~The non-discretionary compensation agreed to be paid from Employer to a Participant. In the case of an Employee, Base Compensation shall include such Employee’s base salary and shall not include any bonus or other discretionary incentive compensation. In the case of a Consultant, Base Compensation shall include non-discretionary compensation described in any consulting, service or similar agreement between Employer and Consultant. In the case of a Director, Base Compensation shall include such Director’s annual fee for service as a Director, but shall not include any bonus or other discretionary incentive compensation.~~

4. ~~5.~~ Beneficiary

The person or persons designated by the Participant pursuant to Section 7.3(f) or Section ~~19.8~~18.8 of this Plan to whom payments are to be paid pursuant to the terms of the Plan in the event of the Participant’s death.

5. ~~6.~~ Board

The Board of Directors of the Company.

6. ~~7.~~ Cash Awards

As defined in Section 13.1 of this Plan.

7. ~~8.~~ Cause

“Cause” shall have the meaning ascribed thereto in any Award Agreement, or in any ~~employment, consulting, change of control severance, or similar service agreement between a Participant and an Employer~~ Individual Agreement, or, in the absence of such ~~agreement~~Individual Agreement, a termination of a Participant’s employment with the Company and its Subsidiaries resulting from (a) ~~continued and substantial substandard performance of reasonably assigned work or other service duties that has not been cured to the Employer’s satisfaction; (b) intentional and substantial workplace misconduct; (c) material or repeated violation of the Employer’s policies, including, without limitation, the Employer’s “Standards of Conduct” or other applicable code of ethics and/or business~~Participant’s indictment for, conviction of, or pleading of guilty or nolo contendere to, any felony or any crime involving fraud, dishonesty or moral turpitude; (b) Participant’s gross negligence with regard to the Company or any Affiliate in respect of their duties for the Company or any Affiliate; (c) Participant’s willful misconduct having or, which in the good faith discretion of the Board could have, an adverse impact on the Company or any Affiliate economically or reputation-wise; (d) Participant’s material breach of their respective Award Agreement, any Individual Agreement entered into with the Company or any Affiliate or material breach of any code of conduct~~; (d) fraud or other dishonesty against the Employer; (e) engagement in conduct that the Participant knows or should know is materially injurious to the business or reputation of the Employer; (f) falsifying Employer or Participant records (including an employment or similar application); (g) unauthorized use of Employer equipment or confidential information of an Employer or third party who has entrusted such information to the Employer; or (h) conviction of a felony or crime involving moral turpitude.~~ or ethics or any other policy of the Company, which breach (if curable in the good faith discretion of the Board) has remained uncured for a period of ten (10) days following the Company’s delivery of written notice to Participant specifying the manner in which the agreement or policy has been materially breached; or (e) Participant’s failure to perform their reasonably assigned duties to the Company or Affiliate, including by reason of their habitual absenteeism or due to their insubordination (other than such failure resulting from their incapacity due to physical or mental illness), which failure has continued for a period of at least ten (10) days following the Company’s delivery of written notice to Participant specifying the manner in which the Company believes Participant has not performed their duties. With respect to a Consultant, Cause shall also include a breach by the Consultant of the applicable consulting or similar service agreement. With respect to a Participant’s Termination of Directorship, such termination for “cause” shall be determined in accordance with

C-2-2

the provisions of Section 141(k) of the Delaware General Corporation Law. Whether a Participant has been terminated for Cause will be determined by the Board in its sole discretion with respect to a Section 16 Insider, and, with respect to all other Participants, by the Company’s Chief Executive Officer (or his or her designee) in his or her sole discretion.

8. ~~9.~~ Change in Capitalization

Any increase or reduction in the number of shares of Common Stock, any change (including, without limitation, in the case of a spin-off, dividend, or other distribution in respect of shares, a change in value) in the shares of Common Stock, or any exchange of shares of Common Stock for a different number or kind of shares of Common Stock or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants, rights, or debentures, stock dividend, stock split or reverse stock split, extraordinary cash dividend, property dividend, combination, or exchange of shares, change in corporate structure, or otherwise.

9. ~~10.~~ Change of Control

The occurrence of any of the following after the Effective Date:

(a) any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (~~A~~i) the then outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (~~B~~ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company or its ~~affiliates~~Affiliates, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, ~~or~~ (4) any acquisition pursuant to a transaction which complies with clauses (~~A~~i), (~~B~~ii), and (~~C) of Section 2.10(c) of this Plan, below~~iii) of Section 2.9(c) of this Plan, below, or (5) any acquisition of additional securities by any Person who, as of the Restatement Effective Date, held 15% or more of either (x) the Outstanding Company Common Stock or (y) the Outstanding Company Voting Securities; or

(b) individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(c) or consummation by the Company of a reorganization, merger, or consolidation, or sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets of another entity (a “Business Combination”), in each case, unless, following such Business Combination, (~~A~~i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as

C-2-3

their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (~~B~~ii) no ~~person~~Person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or any Person who, as of the Restatement Effective Date, held 15% or more of either (x) the Outstanding Company Common Stock or (y) the Outstanding Company Voting Securities) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of Common Stock of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity, except to the extent that such ownership existed prior to the Business Combination, and (~~C~~iii) at least a majority of the members of the board of directors (or equivalent governing authority) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, with respect to an Award that is (~~i~~A) subject to Section 409A and (~~ii~~B) a Change of Control would accelerate the timing of payment thereunder, the ~~term “Change of Control” shall, to the extent necessary to comply with Section 409A as determined by the Compensation Committee, mean:~~settlement of such Award shall not occur until the earliest of (1) the Change of Control if such Change of Control constitutes a “change in the ownership of the corporation,” a “change in effective control of the corporation” or a “change in the ownership of a substantial portion of the assets of the corporation,” within the meaning of Section 409A(a)(2)(A)(v) of the Code, (2) the date such Award would otherwise be settled pursuant to the terms of the applicable Award Agreement and (3) the Participant’s “separation of service” within the meaning of Section 409A.

~~(i) A “change in the ownership of the Company” which will occur on the date that any one person, or more than one person acting as a group within the meaning of Section 409A, acquires ownership of stock in the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company. However, if any one person or more than one person acting as a group, is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons will not be considered a “change in the ownership of the Company” (or to cause a “change in the effective control of the Company” within the meaning of subsection (ii) below). Further, an increase of the effective percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this paragraph; provided, that the following acquisitions of Company stock will not constitute a Change of Control: (A) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, (B) any acquisition directly from the Company or (C) any acquisition by the Company. This subsection (i) applies only when there is a transfer of the stock of the Company (or issuance of stock) and stock in the Company remains outstanding after the transaction.~~

~~(ii) A “change in the effective control of the Company” which will occur on the date that either:~~

~~(A) any one person, or more than one person acting as a group within the meaning of Section 409A, acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing thirty percent (30%) or more of the total voting power of the stock of the Company (not considering stock owned by such person or group prior to such twelve (12) month period)(i.e., such person or group must acquire within a twelve (12) month period stock possessing thirty percent (30%) of the total voting power of the stock of the Company) except for (1) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, (2) any acquisition directly from the Company or (3) any acquisition by the Company; or~~

C-2-4

~~(B) a majority of the members of the Board are replaced during any twelve (12) month period by directors or managers whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.~~

~~For purposes of a “change in the effective control of the Company,” if any one person, or more than one person acting as a group, is considered to effectively control the Company within the meaning of this subsection (ii), the acquisition of additional control of the Company by the same person or persons is not considered a “change in the effective control of the Company,” or to cause a “change in the ownership of the Company” within the meaning of subsection (i) above.~~

~~(iii) A “change in the ownership of a substantial portion of the Company’s assets” which will occur on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets of the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. Any transfer of assets to an entity that is controlled by the shareholders of the Company immediately after the transfer, as provided in guidance issued pursuant to Section 409A, will not constitute a Change of Control.~~

~~For purposes of this definition, the provisions of Section 318(a) of the Code regarding the constructive ownership of stock will apply directly or by analogy to determine ownership; provided, that, ownership interests underlying unvested options (including options exercisable for an ownership interest that is not substantially vested) will not be treated as owned by the individual who holds the option.~~

10. ~~11.~~ Code

The U.S. Internal Revenue Code of 1986, as amended ~~and in effect from time to time, and the temporary or final regulations of the Secretary of the U.S. Treasury adopted pursuant to~~from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.

11. ~~12.~~ Common Stock

The Common Stock of the Company, $0.01 par value per share, or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 5 of this Plan.

12. ~~13.~~ Company

As defined in Section 1 of this Plan.

13. ~~14.~~ Compensation Committee

The Compensation Committee of the Board.

14. ~~15.~~ Consultant

Any consultant, agent, advisor, or independent contractor who renders services to the Company or any Subsidiary and who is a natural person and otherwise qualifies as a consultant under the applicable rules of the U.S. Securities and Exchange Commission for registration of Common Stock on a Form S-8 Registration Statement.

C-2-5

15. ~~16.~~ Covered Employee

With respect to any grant of an Award, ~~a~~the Chief Executive Officer of the Company and any other Participant who the Plan Administrator deems, at the time of grant, is or may ~~become for any year~~be a “covered employee” as defined in Section 162(m) in the year of payment of the Award.

16. ~~17.~~ Director

Any individual who is a member of the Board of Directors of the Company or of any Subsidiary.

17. ~~18.~~ Disability

~~That~~“Disability” shall have the meaning ascribed thereto in any Award Agreement, or in any Individual Agreement, or, in the absence of such Individual Agreement, shall mean that the Participant has experienced a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code. The determination of whether a Participant has experienced a Disability shall be determined under procedures established by the Compensation Committee. Notwithstanding the foregoing, ~~in any circumstance or transaction in which compensation payable pursuant to this Plan or an Award Agreement would be subject to the tax under Section 409A if~~for an Award under the Plan that provides for vesting and/or payment or settlement triggered upon a Disability and that constitutes a Section 409A Covered Award (as hereinafter defined), the foregoing definition ~~of “Disability” were to apply, then “Disability” means (i) the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) the receipt of income replacements by the Participant, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, for a period of not less than three (3) months under the Company’s or applicable Affiliate’s accident and health plan~~shall apply for purposes of vesting of such Award, provided that for purposes of payment or settlement of such Award, such Award shall not be paid (or otherwise settled) until the earliest of: (A) the Participant’s “disability” within the meaning of Section 409A(a)(2)(C)(i) or (ii) of the Code, (B) the Participant’s “separation from service” within the meaning of Section 409A and (C) the date such Award would otherwise be settled pursuant to the terms of the Award Agreement.

18. ~~19.~~ Effective Date

The effective date of the Plan is February 9, 2017, the date on which it was approved by the stockholders of the Company.

19. ~~20.~~ Employee

Any ~~officer or other~~ employee of the Company or of any Subsidiary. An Employee on a leave of absence for such periods and purposes conforming to the personnel policy of the Company may be considered still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in this Plan.

20. ~~21.~~ Employer

As to any Participant on any date, the Company or a Subsidiary that employs or retains the Participant on such date.

21. ~~22.~~ Exchange Act

The U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

C-2-6

22. ~~23.~~ Fair Market Value

As of any given date, the closing sales price at which Common Stock is sold on such date (a) as reported ~~by the NASDAQ Stock Market or any other~~on the principal national securities exchange ~~or comparable service the Plan Administrator may determine is reliable for such date, or if no Common Stock was traded on such date, on the next preceding day~~in the United States on which it is then traded (currently, the the Nasdaq Stock Market); or (b) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority, or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was ~~so traded. If the Fair Market Value of the Common Stock cannot be determined pursuant to the preceding provisions, the “Fair Market Value” of the Common Stock shall be determined by the Plan Administrator in such a manner as~~reported or quoted. If the Common Stock is not traded, listed or otherwise reported or quoted, then Fair Market Value means the fair market value of the Common Stock as determined by the Plan Administrator in good faith in whatever manner it ~~deems~~considers appropriate~~, consistent with~~ taking into account the requirements of Section 409A or Section 422 of the Code, as applicable.

~~24. Good Reason~~

~~Unless otherwise provided in any Award Agreement, or in any employment, consulting, change of control severance, or similar service agreement between a Participant and an Employer, the term “Good Reason” shall mean the occurrence of any of the following events or conditions:~~

~~(a) a material diminution in such Participant’s status, authority, position, titles, duties, or responsibilities (including reporting responsibilities) with the Employer, excluding (i) an isolated, unsubstantial, and inadvertent action by the Employer not taken in bad faith and which is remedied by the Employer promptly after receipt of notice thereof given by such Participant, and (ii) any removal or failure to reappoint such Participant to any such position in connection with the termination of such Participant’s services for Cause;~~

~~(b) any reduction in such Participant’s Base Compensation or any failure to pay such Participant any base compensation or benefit to which such Participant is entitled;~~

~~(c) the Employer’s requiring such Participant to be based at any place outside a thirty-five (35) mile radius from such Participant’s location of employment or service, except for (i) reasonably required travel for the Employer’s business, or (ii) with respect to a Participant required to be based at a project site; or~~

~~(d) any other action or inaction that constitutes a material breach by the Employer of any employment, consulting, change of control severance, or similar service agreement between Participant and an Employer.~~

~~Notwithstanding the foregoing, a termination by the Participant shall not constitute termination for Good Reason unless the Participant shall first have delivered to the Company, not later than ninety (90) days after the occurrence of an event deemed to give rise to a right to terminate for Good Reason, written notice setting forth with specificity the occurrence of such event, and there shall have passed a reasonable time (not less than thirty (30) days) within which the Company may take action to correct, rescind or otherwise substantially reverse the occurrence supporting termination for Good Reason as identified by the Participant . Participant must terminate employment within sixty (60) days following the expiration of such cure period for the termination to be on account of Good Reason.~~

23. ~~25.~~ Incentive Award

A percentage of total compensation (including base salary, any bonuses, and other compensation paid to the Participant), a fixed dollar amount, or other measure of compensation which Participants are eligible to receive, in cash, shares of Common Stock and/or other Awards under the Plan, ~~at the end of a Performance Period~~ if certain performance measures are achieved.

C-2-7

24. ~~26.~~ Incentive Stock Option

An Option intended to meet the requirements of an “incentive stock option” as defined in Section 422 of the Code, as in effect at the time of grant of such Option, or any statutory provision that may hereafter replace such section.

25. Individual Agreement

An employment, consulting or similar agreement between a Participant and the Company or one of its Subsidiaries or Affiliates.

26. ~~27.~~ Maximum Grant

The maximum grants set forth in Section 5.2 of this Plan.

27. ~~28.~~ Nonqualified Option

An Option which is not intended to, or which fails to, meet the requirements of an “incentive stock option” as defined in Section 422 of the Code.

28. ~~29.~~ Option

An Incentive Stock Option or a Nonqualified Option.

29. ~~30.~~ Option Price

The price per share of Common Stock at which an Option is exercisable.

30. ~~31.~~ Other Stock-Based Award

As defined in Section 13.2 of this Plan.

31. ~~32.~~ Participant

An eligible Employee, Director, or a Consultant to whom an Award or Awards are granted under the Plan as set forth in Section 4 of this Plan.

32. ~~33.~~ Performance Goals

The Plan Administrator may grant Awards subject to one or more ~~Performance Goals set forth in the table below (collectively the “Performance Goals”)~~performance goals to any Participant, including, without limitation, to any Covered Employee; provided, however, that Awards that are intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) shall be subject to at least one or more of the Performance Goals set below (collectively the “Performance Goals”), and such Awards may, but need not, also be subject other performance goals in addition to one or more of the Performance Goals below; provided, further, that the Plan Administrator may grant Awards subject to Performance Goals that are not intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m), and such Awards may, but need not, be subject to any of the Performance Goals set forth in the table below or to any other performance goals. Achievement of Performance Goals in respect of Awards may be measured based on performance over a Performance Period, as specified by the Plan Administrator, or may be determined based on whether or not the Performance Goals are satisfied at any time prior to the expiration of a Performance Period. As to any such Awards, the Plan Administrator shall establish one or more of the Performance Goals for each Performance Period in writing.

C-2-8

Each Performance Goal selected for a particular Performance Period shall include any one or more of the following, either individually, alternatively, or in any combination, applied to either the Company as a whole or to a Subsidiary or a business unit of the Company or any Subsidiary, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of time, on an absolute basis or relative to the pre-established target, to previous years’ results, or to a designated comparison group, in each case as specified by the Plan Administrator: (A) earnings; (B) earnings per share; (C) revenue (including increased revenues); (D) profit measures (including gross profit, operating profit, economic profit, net profit before taxes and adjusted pre-tax profit); (E) cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities); (F) return measures (including return on equity, return on assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); (G) equity ratios; (H) gross margin; (I) net income measures (including income after capital costs and income before or after taxes); (J) earnings; (K) pretax earnings; (L) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (M) earnings before taxes and depreciation (“EBTD”); (N) earnings before interest and taxes (“EBIT”); (O) earnings before interest, taxes, depreciation, amortization, and exploration expenses (“EBITDAX”); (P) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (Q) operating measures (including operating income, funds from operations, cash from operations, after-tax operating income; sales volumes, production volumes and production efficiency); (R) stock price measures (including growth measures and total stockholder return); (S) debt reduction; (T) price per share of Common Stock; (U) market share; (V) earnings per share or adjusted earnings per share (actual or growth in); (W) economic value added (or an equivalent metric); (X) market value added; (Y) debt to equity ratio; (Z) expense measures (including overhead cost and general and administrative expense); (AA) changes in working capital; (BB) margins; (CC) stockholder value; (DD) proceeds from dispositions; (EE) total market value; (FF) customer satisfaction or growth; (GG) contracted LNG quantity; (HH) construction milestones; (II) engineering milestones; (JJ) execution of engineering, procurement and construction agreements; (KK) implementation, completion or attainment of measurable objectives with respect to financing or construction of entire projects or stages of projects; (LL) regulatory milestones; (MM) completion of regulatory filings; (NN) receipt of and compliance with regulatory approvals; (OO) receipt of a commitment of financing or refinancing; (PP) closing of financing or refinancing; (QQ) execution of commercial agreements; (RR) achievement of safety standards; (SS) fuel usage; (TT) asset quality levels; (UU) asset sale targets; (VV) investments; (WW) satisfactory internal or external audits; (XX) achievement of balance sheet or income objectives; (YY) employee retention/ attrition rates; (ZZ) improvements of financial ratings; (AAA) charge-offs; (BBB) MMBTU growth per net debt-adjusted share; (CCC) reaching final investment decision; (DDD); fuel usage; (EEE) cost of production; (FFF) management of risk; (GGG) investments; (HHH) assets; (III) value of assets; and (JJJ) non-performing assets.

~~Financial Goals:~~	~~-Earnings -Revenues -Debt level -Cost reduction targets -Interest-sensitivity gap Levels -EBITDAX or adjusted EBITAX~~	~~-Earnings per share -Cash flow from Operations -Equity ratios -Capital expended -Weighted average cost of capital -Return on assets~~	~~-Net income  -Free cash flow -Expense -Working capital -Operating or profit margin -Return on equity or capital employed~~

~~Operating Goals:~~	~~-Engineering milestones -Construction milestones -Regulatory milestones -Execution of engineering, procurement and construction~~	~~-Receipt of and compliance with regulatory approvals -Receipt of a commitment of financing or refinancing -Closing of financing or refinancing~~	~~-Completion of construction milestones -Achievement of safety standards -Operating Efficiency -Production targets -Fuel usage -Cost of production~~

C-2-9

	~~agreements -Completion of regulatory filings~~	~~-Reaching Final Investment Decision -Execution of commercial agreements~~	~~-Management of risk~~

~~Corporate and Others Goals~~	~~-Total stockholder return -Asset quality levels -Investments -Satisfactory internal or external audits -Achievement of balance sheet or income statement objectives~~	~~-Market share -Assets -Asset sale targets  -Value of assets -Employee retention/ attrition rates -Improvements of Financial ratings~~	~~-Charge-offs -Non-performing assets -Fair market value of common stock -Regulatory compliance -Safety targets -Economic value added -MMBTU growth per net debt-adjusted share~~

~~To the extent permitted by Section 162(m) with regard to pre-established performance goals, the Plan Administrator may adjust the Performance Goals to include or exclude any of the following events that occurs during the relevant period: (i) extraordinary charges, (ii) gains or losses on the disposition of business units, (iii) losses from discontinued operations, (iv) the effect of changes in tax laws, accounting principles, or other laws or regulations affecting reported results, (v) any reorganization or restructuring transactions, (vi) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K for the applicable year, (vii) significant acquisitions or divestitures, and (viii) other unplanned special charges such as restructuring expenses, acquisitions, acquisition expenses, including expenses related to goodwill and other intangible assets, stock offerings, stock repurchases, and loan loss provisions. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Section 162(m) for deductibility~~

Except as otherwise determined by the Compensation Committee, in its sole discretion, at grant, the measures used in Performance Goals set under the Plan with respect to Awards intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) shall be determined in accordance with generally accepted accounting principles (“GAAP”) and in a manner consistent with the methods used in the Company’s regular reports on Forms 10-K and 10-Q, without regard to any of the following unless otherwise determined by the Compensation Committee, in its sole discretion, consistent with the requirements of Code Section 162(m)(4)(C) and the regulations thereunder:

(a) all items of gain, loss or expense for the fiscal year or other applicable Performance Period that are related to special, unusual or non-recurring items, events or circumstances affecting the Company (or a Subsidiary, division, other operational unit or administrative department of the Company) or the financial statements of the Company (or a Subsidiary, division, other operational unit or administrative department of the Company);

(b) all items of gain, loss or expense for the fiscal year or other applicable Performance Period that are related to (i) the disposal of a business or discontinued operations or (ii) the operations of any business acquired by the Company (or a Subsidiary, division, other operational unit or administrative department of the Company) during the fiscal year or other applicable Performance Period; and

(c) all items of gain, loss or expense for the fiscal year or other applicable Performance Period that are related to changes in accounting principles or to changes in applicable law or regulations.

To the extent any Performance Goals are expressed using any measures that require deviations from GAAP, such deviations shall be at the discretion of the Compensation Committee as exercised at the time the Performance Goals are set, to the extent permitted under Section 162(m) of the Code.

C-2-10

In establishing Performance Goals in respect of Awards intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) with respect to Covered Employees, the Plan Administrator shall ensure such Performance Goals (i) are established no later than the end of the first 90 days of the Performance Period (or such other time as may be required or permitted for “performance-based compensation” under Section 162(m), if applicable), and (ii) satisfy all other applicable requirements imposed by Section 162 (m), including the requirement that such Performance Goals be stated in terms of an objective formula or standard, and the Plan Administrator may not in any event increase the amount of compensation payable to a Covered Employee upon the satisfaction of any Performance Goal. Prior to the payment of any “performance-based compensation” ~~within the meaning of~~intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m), the Plan Administrator shall certify in writing (which shall be satisfied upon the Plan Administrator’s approval of preambles and resolutions regarding such performance results and payout and without condition with respect to any subsequent approval of the minutes of the meeting relating to such certification) the extent to which the applicable Performance Goals were, in fact, achieved and the amounts to be paid, vested, or delivered as a result thereof; provided, that the Plan Administrator may, in its sole discretion, reduce, but not increase, such amount~~.~~; provided, further, that the Plan Administrator may not exercise discretion to increase any such amount payable in respect of an Award intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m).

33. ~~34.~~ Performance Period

That period of time during which Performance Goals are evaluated to determine the vesting, granting, or payout of Awards under the Plan, as the Plan Administrator may determine, provided that the period is no longer than ten (10) years. Achievement of Performance Goals in respect of Awards may be measured based on performance over a Performance Period, or may be determined based on whether or not the performance goals are satisfied at any time prior to the expiration of a Performance Period, as specified by the Plan Administrator.

34. ~~35.~~ Performance Shares

An Award granted under the Plan representing the right to receive a number of shares of Common Stock for each Performance Share granted, as the Plan Administrator may determine.

35. ~~36.~~ Performance Units

An Award granted under the Plan representing the right to receive a payment (either in cash or Common Stock) equal to the value of a Performance Unit, as the Plan Administrator may determine.

36. ~~37.~~ Permitted Transferee

As defined in Section 7.3(f) of this Plan.

37. ~~38.~~ Plan

As defined in Section 1 of this Plan.

38. ~~39.~~ Plan Administrator

The Compensation Committee or other committee of the Board appointed and authorized pursuant to Section 3.1 of this Plan to administer the Plan. Any authority granted to the Compensation Committee may also be exercised by the full Board; provided, however, the full Board shall not be permitted to exercise authority granted to the Compensation Committee to the extent that the grant or exercise of such authority would cause an Award intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) of the Code not to qualify for, or to cease to qualify for, such exemption. To the extent that any permitted action taken by the Board conflicts with action taken by the Compensation Committee, the Board action shall control.

C-2-11

39. ~~40.~~ Prior Plans

The Company’s 1998 Stock Incentive Plan, and the Company’s 2012 Omnibus Incentive Compensation Plan, in each case as amended.

40. Restatement Effective Date

The effective date of this Amended and Restated Plan is September 20, 2017, the date on which this amendment and restatement of the Plan was approved by the stockholders of the Company.

41. Restricted Stock

Common Stock granted under the Plan that is subject to the requirements of Section 10 of this Plan and such other restrictions as the Plan Administrator deems appropriate. References to Restricted Stock in this Plan shall include Restricted Stock awarded in conjunction with Incentive Awards pursuant to Section 12 of this Plan, unless the context otherwise requires.

42. Restricted Stock Units

An Award granted under the Plan representing a right to receive a payment (either in cash or Common Stock) equal to the value of a share of Common Stock.

43. Restriction Period

As defined in Sections 10.2 and 11.2 of this Plan, as applicable.

44. Rule 16b-3

Rule 16b-3 of the General Rules and Regulations under the Exchange Act.

45. Section 16 Insider

Any person who is selected by the Plan Administrator to receive an Award pursuant to the Plan and who is or is reasonably expected to become subject to the requirements of Section 16 of the Exchange Act, and the rules and regulations promulgated thereunder.

46. Section 162(m)

Section 162(m) of the Code.

47. Section 409A

Section 409A of the Code.

48. Section 409A Covered Award

An Award granted under the Plan that constitutes “non-qualified deferred compensation” pursuant to Section 409A.

49. ~~48.~~ Securities Act

The U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

C-2-12

50. ~~49.~~ Stock Appreciation Right

Any right granted under Section 8 of this Plan.

51. ~~50.~~ Subsidiary

An entity that is designated by the Plan Administrator as a subsidiary for purposes of the Plan and that is a corporation, partnership, joint venture, limited liability company, limited liability partnership, or other entity in which the Company owns directly or indirectly, fifty percent (50%) or more of the voting power or profit interests, or as to which the Company or one of its ~~affiliates~~Affiliates serves as general or managing partner or in a similar capacity. Notwithstanding the foregoing, for purposes of Options intended to qualify as Incentive Stock Options, the term “Subsidiary” shall mean a corporation (or other entity treated as a corporation for tax purposes) in which the Company directly or indirectly holds fifty percent (50%) or more of the voting power, or a limited liability company owned by the Company that is treated as a disregarded entity for federal income tax purposes.

52. ~~51.~~ Termination of Service

Subject to Section 15 and 18.5 of the Plan, “Termination of Services” means:

(a) As to an Employee, the time when the employee-employer relationship between an Employee and the Company or any Employer is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, Disability, or retirement, but excluding terminations where the Employee simultaneously commences or remains in employment or service with the Company or any Employer (a “Termination of Employment”).

(b) As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company or any Employer is terminated for any reason, with or without Cause, including, without limitation, by resignation, discharge, death, or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Employer (a “Termination of Consultancy”).

(c) As to a Director, the time when the engagement of a Director ~~as a Director to the Company~~ is terminated for any reason, with or without Cause, including, without limitation, by resignation, discharge, death, or retirement, but excluding terminations where the Director simultaneously is re-appointed to the ~~board~~Board, or otherwise commences or remains ~~as a Director of~~in employment or service with the Company or any Employer (a “Termination of Directorship”).

~~(d)~~ Notwithstanding the foregoing, to the extent necessary to comply with Section 409A as determined by the Compensation Committee, a termination of service means a “separation from service” (within the meaning of Section 409A).

SECTION 3 ADMINISTRATION

1. Plan Administrator

(a) The Plan Administrator shall be the Compensation Committee, or any other duly authorized committee of the Board (comprised of two or more members of the Board) that is appointed by the Board to administer the Plan. The Plan Administrator (including each individual who is a member thereof) shall be constituted at all times so as to (i) be “independent” as such term is defined pursuant to the rules of any stock exchange on which the Common Stock may then be listed, and (ii) meet the non-employee director standards of Rule 16b-3 and the outside director requirements of Section 162(m), so long as any of the Company’s equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act.

C-2-13

(b) The Plan Administrator may designate appropriate Employees or other agents of the Company to handle the day-to-day administrative matters of the Plan, except as otherwise necessary to satisfy the requirements of Sections 162(m) of the Code with respect to Awards intended to qualify as performance-based compensation under Section 162(m) and the requirements of Rule 16b-3 with respect to Awards granted under the Plan to Section 16 Insiders.

(c) The Plan Administrator also may delegate, by resolution adopted by the Board or the Committee, to a committee of one or more members of the Board and/or to one or more executive officers of the Company the authority to grant Awards under the Plan, including the authority to select Participants to whom Awards shall be granted under the Plan and the number of shares or amount of cash subject to such Awards, subject to the terms of the Plan and any additional limitations as may be contained in resolutions adopted by the Board or the Committee from time to time, except as otherwise necessary to satisfy the requirements of Sections 162(m) of the Code with respect to Awards intended to qualify as performance-based compensation under Section 162(m) and the requirements of Rule 16b-3 with respect to Awards granted under the Plan to Section 16 Insiders.

2. Authority of Plan Administrator

Subject to the express terms and conditions set forth herein, the Plan Administrator shall have the authority and power from time to time to:

(a) select the Participants to whom Awards shall be granted under the Plan and the number of shares or amount of cash subject to such Awards, and prescribe the terms and conditions (which need not be identical) of each such Award, including, in the case of Options and Stock Appreciation Rights, the Option Price, vesting schedule, and duration;

(b) set the terms and conditions of any Award consistent with the terms of the Plan (which may be based on Performance Goals or other performance measures as the Plan Administrator shall determine), and make any amendments, modifications, or adjustments to such Awards as are permitted by the Plan;

(c) construe and interpret the Plan and the Awards granted hereunder, and establish, amend, and revoke rules and regulations for the administration of the Plan, including, without limitation, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Award Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan comply with Rule 16b-3 and the Code, to the extent applicable, and other applicable laws, and otherwise to make the Plan fully effective;

(d) exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

(e) generally exercise such powers and perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

All decisions and determinations by the Plan Administrator in the exercise of the above authority and powers shall be final, binding, and conclusive upon the Company, a Subsidiary, the Participants, and all other persons having or claiming any interest therein. The Plan Administrator shall cause the Company, at the Company’s expense, to take any action related to the Plan which may be necessary to comply with the provisions of any U.S. federal, state, or foreign law, or any regulations issued thereunder, which the Plan Administrator determines are intended to be complied with. All Awards and any administrative action taken by the Plan Administrator shall be in conformity with all applicable U.S. federal, state, and local laws and shall not discriminate on the basis of gender, race, color, religion, national origin, citizenship, age, disability, marital or veteran’s status, or any other legally protected categories.

Notwithstanding the foregoing, the Plan Administrator shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to any Awards ~~held by Covered Employees~~intended to qualify as

C-2-14

performance-based compensation under Section 162(m) if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Awards to fail to qualify as performance-based compensation under Section 162(m), ~~and the Awards were intended to so qualify~~in each case, without the approval of the Board.

3. Indemnification of Plan Administrator

Each member of any committee acting as Plan Administrator, while serving as such, shall be entitled, in good faith, to rely or act upon any advice of the Company’s independent auditors, counsel, or consultants hired by the committee, or other agents assisting in the administration of the Plan. The Plan Administrator and any Employee of the Company acting at the direction or on behalf of the Company shall not be personally liable for any action or determination taken or made, or not taken or made, in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected under the Company’s charter or by-laws with respect to any such action or determination.

SECTION 4 ELIGIBILITY

To be eligible to be a Participant, an individual must be an Employee ~~(other than an Employee who is a member of a unit subject to collective bargaining), or~~, a Consultant ~~to an Employer,~~ or a Director, as of the date on which the Plan Administrator grants to such individual an Award under the Plan. Each grant of an Award under the Plan shall be evidenced by an Award Agreement.

SECTION 5 SHARES AVAILABLE FOR THE PLAN

1. Aggregate Shares

(a) Share Authorization

Subject to adjustment as provided in Section 5.3 of this Plan, the maximum number of shares of Common Stock available for grant to Participants under this Plan on or after the Effective Date shall be 40,000,000 shares of Common Stock, plus any remaining authorized shares of Common Stock available under the Prior Plans (and not subject to outstanding awards under the Prior Plans)~~,~~ immediately before the Effective Date, upon which this Plan shall replace the Prior Plans and no further awards shall be made under the Prior Plans. The authorized number of shares of Common Stock from the Prior Plans is subject to adjustment after the Effective Date as set forth in subsection (b) below. The maximum number of shares of Common Stock that may be granted pursuant to Options intended to be Incentive Stock Options shall be 5,000,000 shares, subject to adjustment as set forth in subsection (b) below.

(b) Share Usage

Shares of Common Stock covered by an Award shall only be counted as used to the extent they are actually issued; provided, however, that any shares of Common Stock that are subject to Awards of Options or Stock Appreciation Rights granted on or after the Restatement Effective Date shall be counted against the maximum share limit in Section 5.1(a) as 0.4 shares for every share granted, and any shares of Common Stock that are subject to Awards other than Options or Stock Appreciation Rights granted on or after to the Restatement Effective Date shall be counted against this limit as one share for every share granted. Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares of Common Stock, or are withheld to satisfy the exercise price (in the case of an Option) and/or the tax withholding obligations relating to such Award, or are settled in cash in lieu of shares of Common Stock, shall be available again for grant under this Plan~~. In addition,~~; provided, however, that any shares of Common Stock related to grants or awards made under the Prior Plans that after the Effective Date may lapse, expire, terminate, or are cancelled or surrendered to the Company, without having been exercised in full, shall not

C-2-15

become available for grant under this Plan. Such shares of Common Stock related to an Award under this Plan shall increase the share authorization by one (1) share of Common Stock. However, the full number of Stock Appreciation Rights granted that are to be settled by the issuance of shares of Common Stock shall be counted against the number of shares of Common Stock available for Awards under the Plan, regardless of the number of shares of Common Stock actually issued upon settlement of such Stock Appreciation Rights. In addition, the full number of Incentive Stock Options granted under the Plan shall be counted against the maximum number of Incentive Stock Options that may be awarded under the Plan pursuant to the last sentence of subsection (a) above, regardless of the number of shares of Common Stock actually issued upon exercise of such Incentive Stock Options. The shares of Common Stock available for issuance under this Plan may be authorized and unissued shares of Common Stock or treasury shares of Common Stock.

2. Annual Limitations

(a) Subject to adjustment as provided in Section 5.3 of this Plan, ~~unless and until the Plan Administrator determines that an Award to a Covered Employee shall not be designed to qualify as “performance-based compensation” under Section 162(m),~~ the following limitations shall apply to grants of Awards ~~to Covered Employees~~ under the Plan: (i) the maximum aggregate grant with respect to shares of Common Stock that a Participant may ~~receive~~be granted in any one calendar year under the Plan pursuant to Awards other than Options or Stock Appreciation Rights shall be 10,000,000 shares of Common Stock~~, or~~; (ii) the maximum aggregate grant with respect to shares of Common Stock that a Participant may be granted in any one calendar year under the Plan pursuant to Awards of Options or Stock Appreciation Rights shall be 10,000,000 shares of Common Stock; and (iii) with respect to a grant of cash, the maximum aggregate award that a Participant may ~~receive~~earn in any one calendar year shall be equal to the value of 10,000,000 shares of Common Stock (calculated based on the Fair Market Value of a share of Common Stock as of the time of ~~settlement)~~payment or settlement), and each of the foregoing calendar-year limits shall be proportionately adjusted upward or downward for any period of performance longer or shorter than twelve (12) months.

(b) Notwithstanding anything in this Plan to the contrary, and subject to adjustment as provided in Section 5.3 of this Plan, no Director may be granted, in any one calendar year, Awards specifically granted under this Plan with an aggregate maximum value (calculated based on the Fair Market Value of a share of Common Stock as of the grant date), of more than $2,000,000. The maximum number of shares of Common Stock subject to Awards granted under the Plan or otherwise during any one fiscal year to any Director, taken together with any cash fees paid by the Company to such Director during such fiscal year for service as a Director shall not exceed $2,000,000 in total value (calculated based on the Fair Market Value of a share of Common Stock as of the grant date), including for this purpose, the value of any stock-based Awards that are received in lieu of all or a portion of any annual committee cash retainers or other similar cash-based payments and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any stock-based Award granted in a previous fiscal year.

3. Adjustments in Authorized Shares

(a) In the event of a Change in Capitalization ~~that is not also a Change of Control~~, the Plan Administrator shall make such proportionate adjustments, if any, as it determines are appropriate and equitable, and to the extent such an action does not conflict with the General Corporation Law of the State of Delaware or other applicable laws or securities exchange rules, to (i) the maximum number and class of shares of Common Stock or other stock or securities with respect to which Awards may be granted under the Plan, (ii) the maximum number and class of shares of Common Stock or other stock or securities that may be issued upon exercise of Nonqualified Options, Incentive Stock Options, and Stock Appreciation Rights, (iii) the Maximum Grants (other than those based on cash limitations), (iv) the number and class of shares of Common Stock or other stock or securities or other property (including cash) which are subject to outstanding Awards granted under the Plan and the Option Price or exercise price therefore, if applicable, and (v) the Performance Goals~~; provided, however, that in the case of an “equity restructuring” (as that term is used in Financial Accounting Standards Board~~

C-2-16

~~Accounting Standards Codification Topic 718), the Board shall make an equitable or appropriate adjustment to outstanding Awards to reflect such equity restructuring~~. Any such adjustment shall be final, binding, and conclusive on all persons claiming any right or interest under the Plan.

(b) Any such adjustment in the shares of Common Stock or other stock or securities (i) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code, and only to the extent otherwise permitted by Sections 422 and 424 of the Code, or (ii) subject to outstanding Awards that are intended to qualify as performance-based compensation under Section 162(m) shall be made in such a manner as not to adversely affect the treatment of the Awards as performance-based compensation.

(c) If, by reason of a Change in Capitalization ~~that is not also a Change of Control~~, a Participant shall be entitled to, or shall be entitled to exercise an Option or Stock Appreciation Right with respect to, new, additional, or different shares of stock or securities of the Company or any other entity, such new, additional, or different shares shall thereupon be subject to all of the conditions, restrictions, and performance criteria which were applicable to the shares of Common Stock that such shares replaced or to the Option or Stock Appreciation Right, as the case may be, prior to such Change in Capitalization.

(d) ~~No~~Notwithstanding the foregoing, (i) any adjustments made ~~under~~pursuant to this Section 5.3 of this Plan to an Award that constitutes a Section 409A Covered Award shall be made ~~with respect to a Participant’s Award if such adjustment would result in adverse taxation to such Participant under Section 409A~~ in a manner intended to comply with the requirements of Section 409A; and (ii) any adjustments made pursuant to this Section 5.3 of this Plan to an Award that does not constitute a Section 409A Covered Award shall be made in a manner intended to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A or (B) comply with the requirements of Section 409A .

(e) Any adjustment under this Section 5.3 of this Plan need not be the same for all Participants.

4. Effect of Certain Transactions

Following (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a “Transaction”), (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Transaction (which treatment may be different as among different types of Awards and different holders thereof) or (ii) if not so provided in such agreement, each Participant shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise of any Option or Stock Appreciation Right or payment or transfer in respect of any other Award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a share of Common Stock was entitled to receive in the Transaction in respect of a share of Common Stock; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions, and performance criteria which were applicable to Awards prior to such Transaction, but giving effect to any applicable provision of this Plan or any Award Agreement if the Transaction is a Change of Control. ~~Without limiting the generality of the foregoing, the treatment of outstanding Options and Stock Appreciation Rights pursuant to clause (i) of this Section 5.4 in connection with a Transaction in which the consideration paid or distributed to the Company’s stockholders is not entirely securities of the acquiring or resulting entity may include the cancellation of outstanding Options and Stock Appreciation Rights upon consummation of the Transaction provided either (x) the holders of affected Options and Stock Appreciation Rights have been given a period of at least fifteen (15) days prior to the date of the consummation of the Transaction to exercise the Options and Stock Appreciation Rights (whether or not they were otherwise exercisable) or (y) the holders of the affected Options and Stock Appreciation Rights are paid (in cash or cash equivalents) in respect of each share of Common Stock covered by the Options or Stock Appreciation Rights being cancelled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the Transaction (the value of any non-cash consideration to be determined by the Plan Administrator in its sole discretion) over the exercise price~~

C-2-17

~~thereof. For clarification and avoidance of doubt, (1) the cancellation of Options and Stock Appreciation Rights pursuant to clause (y) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (y) of the preceding sentence is zero or less, the affected Options and Stock Appreciation Rights may be cancelled without any payment there for~~The foregoing is in addition to any rights provided under Section 16 of this Plan in the event of a Change of Control. The treatment of any Award as provided in this Section 5.4 shall be conclusively presumed to be appropriate for purposes of Section 5.3 of this Plan.

SECTION 6 AWARD AGREEMENTS

Upon a determination by the Plan Administrator that an Award is to be granted to a Participant pursuant to Section 7, 8, 9, 10, 11, 12, or 13 of this Plan, an Award Agreement shall be provided to such Participant as soon as practicable specifying, without limitation, the terms, conditions, rights, and duties related thereto, including terms requiring forfeiture of Awards in the event of a Termination of Service by the Participant, and terms relating to Clawback/Forfeiture Events under Section ~~19.1~~18.1 of this Plan. Each Award Agreement shall be subject to the terms and conditions of the Plan.

SECTION 7 STOCK OPTIONS

1. Grant of Options

Options may be granted to eligible Participants in such number, and at such times during the term of the Plan, as the Plan Administrator shall determine. The Plan Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Plan Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of Performance Goals or other performance measures, or the satisfaction of an event or condition within the control of the recipient of the Option or within the control of others. The granting of an Option shall take place when the Plan Administrator by resolution, written consent, or other appropriate action determines to grant such an Option to a particular Participant at the Option Price. Each Option granted under the Plan shall be identified in the Award Agreement as either an Incentive Stock Option or a Nonqualified Option (or if no such identification is made, then it shall be a Nonqualified Option). No Incentive Stock Option shall be granted to any Participant who is not an Employee of the Company or any “subsidiary corporation” of the Company (as defined in Section 424 (f) of the Code).

2. Special Provisions Applicable to Incentive Stock Options

~~Each~~If an Award is intended by the Plan Administrator to be an Incentive Stock Option, each provision of the Plan and each Incentive Stock Option granted thereunder shall be construed so that each such Option shall qualify as an Incentive Stock Option, and any provision thereof that cannot be so construed shall be disregarded, unless the Employee agrees otherwise. Awards intended to be Incentive Stock Options, in addition to complying with the other provisions of the Plan relating to Options generally, shall be subject to the following conditions:

(a) Ten Percent (10%) Stockholders

An Employee must not, immediately before an Incentive Stock Option is granted to him or her, own stock representing more than ten percent (10%) of the voting power or value of all classes of stock of the Company or of a Subsidiary. This requirement is waived if (i) the Option Price of the Incentive Stock Option to be granted is at least one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Option, determined at the time the Option is granted, and (ii) the Option is not exercisable more than five (5) years from the date the Option is granted.

C-2-18

(b) Annual Limitation

To the extent that the aggregate Fair Market Value (determined at the time of the grant of the Option) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the Employee during any calendar year exceeds One Hundred Thousand Dollars ($100,000), such Options shall be treated as Nonqualified Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, unless otherwise required by applicable law, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Options.

(c) Additional Terms

Any other terms and conditions which the Plan Administrator determines, upon advice of counsel, must be imposed for the Option to be an Incentive Stock Option.

(d) Notice of Disqualifying Disposition

If an Employee makes any disposition of shares of Common Stock issued pursuant to an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to disqualifying dispositions), the Employee shall notify the Company of such disqualifying disposition within twenty (20) days thereof~~.~~, and from and after such disqualifying disposition, the Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Options.

3. Terms of Options

Except as otherwise provided in the Award Agreement and Section 7.2 of this Plan, all Incentive Stock Options and Nonqualified Options under the Plan shall be granted subject to the following terms and conditions:

(a) Option Price

The Option Price shall be determined by the Plan Administrator in any reasonable manner, but shall not be less than the Fair Market Value of the Common Stock on the date of grant of the Option ~~is granted, except in the case of Options that are granted in assumption of, or in substitution for, outstanding awards previously granted by (i) a company acquired by the Company or a Subsidiary, or (ii) a company with which the Company or a Subsidiary combines~~.

(b) Duration of Options

Options shall be exercisable at such time and under such conditions as set forth in the Award Agreement, but in no event shall any Option (whether a Nonqualified Option or an Incentive Stock Option) be exercisable later than the tenth (10th) anniversary of the date of its grant.

(c) Exercise of Options

Common Stock covered by an Option may be purchased at one time or in such installments over the option period as may be provided in the Award Agreement. Any Common Stock not purchased on an applicable installment date may be purchased thereafter at any time prior to the expiration of the Option in accordance with its terms. To the extent that the right to purchase Common Stock has accrued thereunder, an Option may be exercised, in whole or in part, from time to time by notice to the Company setting forth the amount of Common Stock with respect to which the Option is being exercised; provided however, that except as otherwise provided in the Award Agreement, any partial exercise shall be for whole shares of Common Stock only.

C-2-19

(d) Payment

The purchase price of Common Stock purchased under Options shall be paid in full to the Company upon the exercise of the Option, by delivery of consideration equal to the product of the Option Price and the Common Stock purchased (the “Purchase Price”). The Purchase Price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable laws and regulations (including, without limitation, U.S. federal tax and securities laws and regulations, and applicable state corporate law), and as determined by the Plan Administrator in its sole discretion, by any combination of the methods of payment set forth below. The Plan Administrator shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods), and to grant Options that require the consent of the Company to utilize a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft, or money order payable to the Company;

(ii) pursuant to a broker-assisted cashless exercise program developed under Regulation T as promulgated by the U.S. Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in delivery of a properly executed exercise notice together with irrevocable instructions to a broker approved by the Company to promptly deliver to the Company sufficient proceeds from the sale of Common Stock to pay the aggregate Purchase Price;

(iii) by delivery to the Company (either by actual delivery or attestation presenting satisfactory proof of beneficial ownership of such Common Stock) of shares of Common Stock already owned by the Participant, with the Fair Market Value of such Common Stock as delivered to be determined as of the day of exercise;

(iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value (determined as of the same day as the exercise of the Option) that does not exceed the aggregate Purchase Price; provided, however, ~~that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate Purchase Price not satisfied by such reduction in the number of whole shares of Common Stock to be issued; provided, further,~~ that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the Purchase Price pursuant to the “net exercise,” (B) are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Plan Administrator in its sole discretion and permissible under applicable laws and regulations.

~~(vi)~~(e) No Rights as a Stockholder

A Participant shall have none of the rights of a stockholder with respect to shares of Common Stock subject to an Option until the shares of Common Stock are issued to the Participant upon exercise of the Option.

(f)~~(e)~~ Restrictions

The Plan Administrator shall determine and reflect in the Award Agreement, with respect to each Option, the nature and extent of the restrictions, if any, to be imposed on the Common Stock which may be purchased thereunder, including, without limitation, restrictions on the transferability of such Common Stock acquired through the exercise of such Options for such periods as the Plan Administrator may determine. In addition, to the extent permitted by applicable laws and regulations, the Plan Administrator may require that a Participant who wants to effectuate a cashless exercise of Options be required to sell the Common Stock acquired in the associated exercise to the Company, or in the open market through the use of a broker selected by the Company, at such price and on such terms as the Plan Administrator may determine at the time of grant, or otherwise.

C-2-20

Without limiting the foregoing, the Plan Administrator may impose such restrictions, conditions, or limitations as it determines appropriate as to the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any Common Stock issued as a result of the exercise of an Option, including, without limitation, (i) restrictions under an insider trading policy, (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by one or more Participants, and (iii) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

(g)~~(f)~~ Transferability of Options

Notwithstanding Section ~~19.2~~18.2 of this Plan and only if allowed by the Plan Administrator in its discretion, Nonqualified Options may be transferred to a Participant’s immediate family members, directly or indirectly or by means of a trust, corporate entity, partnership or other legal entity (with a person who thus acquires such Nonqualified Options by such transfer, a “Permitted Transferee”). A transfer of a Nonqualified Option may only be effected by the Company at the request of the Participant and shall become effective upon the Permitted Transferee agreeing to such terms as the Plan Administrator may require and only when recorded in the Company’s record of outstanding Options. In the event an Option is transferred as contemplated hereby, the Option may not be subsequently transferred by the Permitted Transferee, except for a transfer back to the Participant or by will or the laws of descent and distribution. A transferred Option may be exercised by a Permitted Transferee to the same extent as, and subject to the same terms and conditions as, the Participant (except as otherwise provided herein), as if no transfer had taken place. As used herein, “immediate family member” shall mean, with respect to any person, such person’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son- in-law, daughter-in-law, brother-in-law, and sister-in-law, and shall include adoptive relationships. In the event of exercise of a transferred Option by a Permitted Transferee, any amounts due to (or to be withheld by) the Company upon exercise of the Option shall be delivered by (or withheld from amounts due to) the Participant, the Participant’s estate, or the Permitted Transferee, in the reasonable discretion of the Company.

In addition, to the extent permitted by applicable law and Rule 16b-3, the Plan Administrator may permit a recipient of a Nonqualified Option to designate in writing during the Participant’s lifetime a Beneficiary to receive and exercise the Participant’s Nonqualified Options in the event of such Participant’s death.

(h)~~(g)~~ Purchase for Investment

The Plan Administrator shall have the right to require that each Participant or other person who shall exercise an Option under the Plan, and each person into whose name the Common Stock shall be issued pursuant to the exercise of an Option, represent and agree that any and all Common Stock purchased pursuant to such Option is being purchased for investment only and not with a view to the distribution or resale thereof, and that such Common Stock will not be sold except in accordance with such restrictions or limitations as may be set forth in the Option or by the Plan Administrator. This Section 7.3(g) shall be inoperative during any period of time when the Company has obtained all necessary or advisable approvals from governmental agencies and has completed all necessary or advisable registrations or other qualifications of the Common Stock as to which Options may from time to time be granted, as contemplated in Section 17 of this Plan.

(i)~~(h)~~ Death of Optionholder

Unless otherwise provided in an Award Agreement, in the event a Participant’s Termination of Service as a result of the Participant’s death, then the Option may be exercised (to the extent the Participant was entitled to exercise such Option as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Participant’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall immediately cease to be exercisable and terminate for no consideration.

C-2-21

~~(i) Repricing~~

~~The Plan Administrator in its discretion may, with the consent of an Option holder, cancel an outstanding Option in exchange for the grant of a new Option with an exercise price no less than the Fair Market Value of the Common Stock on the date of grant.~~

SECTION 8 STOCK APPRECIATION RIGHTS

1. Grant of Stock Appreciation Rights

Stock Appreciation Rights may be granted to Participants in such number, and at such times during the term of the Plan, as the Plan Administrator shall determine. The Plan Administrator may grant a Stock Appreciation Right or provide for the grant of a Stock Appreciation Right, either from time to time in the discretion of the Plan Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of Performance Goals or other performance measures, or the satisfaction of an event or condition within the control of the recipient of the Stock Appreciation Right or within the control of others. The granting of a Stock Appreciation Right shall take place when the Plan Administrator by resolution, written consent, or other appropriate action determines to grant such a Stock Appreciation Right to a particular Participant at a particular price. A Stock Appreciation Right may be granted ~~freestanding~~independent of or in tandem or in combination with ~~any~~an Option or other Award under the Plan, as set forth in the applicable Award Agreement.

2. Exercise of Stock Appreciation Rights

A Stock Appreciation Right may be exercised upon such terms and conditions and for such term as the Plan Administrator shall determine; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth (10th) anniversary of the date of its grant. Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to receive Common Stock~~,~~ or the cash equivalent thereof (as determined by the Plan Administrator in its sole discretion except as otherwise provided in an Award Agreement), with an aggregate Fair Market Value determined by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the price determined by the Plan Administrator on the date of grant (which price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant~~, except in the case of Stock Appreciation Rights that are granted in assumption of, or in substitution for, outstanding awards previously granted by (x) a company acquired by the Company or a Subsidiary, or (y) a company with which the Company or a Subsidiary combines~~) times (ii) the number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised. The value of any fractional shares shall be paid in cash.

3. Special Provisions Applicable to Stock Appreciation Rights

Stock Appreciation Rights are subject to the following restrictions:

(a) A Stock Appreciation Right granted in tandem with any other Award under the Plan shall be exercisable at such time or times as the Award to which it relates shall be exercisable, or at such other times as the Plan Administrator may determine.

(b) The right of a Participant to exercise a Stock Appreciation Right granted in tandem with any other Award under the Plan shall be canceled if and to the extent the related Award is exercised or canceled. To the extent that a Stock Appreciation Right is exercised, the related Award shall be deemed to have been surrendered unexercised and canceled.

(c) A holder of Stock Appreciation Rights shall have none of the rights of a stockholder with respect to the Common Stock subject thereto until the Common Stock, if any, is issued to such holder pursuant to such holder’s exercise of such rights.

C-2-22

(d) The acquisition of Common Stock pursuant to the exercise of a Stock Appreciation Right shall be subject to the same restrictions as would apply to the acquisition of Common Stock acquired upon exercise of an Option, as set forth in Section 7.3 of this Plan.

~~4. Repricing~~

~~The Plan Administrator in its discretion may, with the consent of the holder, cancel an outstanding Stock Appreciation Right in exchange for the grant of a new Stock Appreciation Right with a base price no less than the Fair Market Value of the Common Stock on the date of grant.~~

SECTION 9 PERFORMANCE SHARES AND PERFORMANCE UNITS

1. Grant of Performance Shares and Performance Units

Subject to the limitations in Section 5.2 of this Plan, Performance Shares or Performance Units may be granted to Participants at any time and from time to time as the Plan Administrator shall determine. The Plan Administrator shall have complete discretion in determining the number of Performance Shares or Performance Units granted to each Participant and the terms and conditions thereof. Performance Shares and Performance Units may be granted alone or in combination with any other Award under the Plan. Awards of Performance Shares and Performance Units may be granted to Covered Employees with or without the intention to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) as the Plan Administrator shall determine.

2. Value of Performance Shares and Performance Units

The Plan Administrator shall establish Performance Goals for any specified Performance Periods. ~~In no event shall a~~Except as otherwise determined by the Plan Administrator and set forth in the Award Agreement, the Performance Period ~~be less than~~in respect of Performance Shares and Performance Units granted under the Plan shall be at least one (1) year with respect to grants of Performance Shares or Performance Units. Prior to each grant of Performance Shares or Performance Units, the Plan Administrator shall establish an initial amount of Common Stock for each Performance Share and an initial value for each Performance Unit granted to each Participant for that Performance Period. Prior to each grant of Performance Shares or Performance Units, the Plan Administrator also shall set the Performance Goals that will be used to determine the extent to which the Participant receives Common Stock for the Performance Shares or payment of the value of the Performance Units awarded for such Performance Period. With respect to each such Performance Goal utilized during a Performance Period, the Plan Administrator may assign percentages or other relative values to various levels of performance which shall be applied to determine the extent to which the Participant shall receive a payout of the number of Performance Shares or value of Performance Units awarded.

3. Payment of Performance Shares and Performance Units

In the case of a Performance Goal measured over a Performance Period, at or after the end of the Performance Period, the Plan Administrator shall determine the amount, if any, of Awards payable to each Participant based upon achievement of the business criteria over a Performance Period. In the case of a Performance Goal satisfied based upon whether or not certain specified business criteria are achieved at any time during a Performance Period, at or following the satisfaction of the applicable business criteria (even if prior to the expiration of the applicable Performance Period), the Plan Administrator shall determine the amount, if any, of Awards payable to each Participant upon the achievement of the applicable business criteria. After a Performance Period has ended (or at or following the satisfaction of the applicable business criteria, even if prior to the expiration of the applicable Performance Period), the holder of a Performance Share or Performance Unit shall be entitled to receive the value thereof as determined by the Plan Administrator. The Plan Administrator shall make this determination by first determining the extent to which the Performance Goals set pursuant to

C-2-23

Section 9.2 of this Plan have been met. The Plan Administrator shall then determine the applicable percentage or other relative value to be applied to, and will apply such percentage or other relative value to, the number of Performance Shares or value of Performance Units to determine the payout to be received by the Participant. In addition, with respect to Performance Shares and Performance Units ~~granted to each Participant~~intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m), no payout shall be made hereunder except upon written certification by the Plan Administrator that the applicable Performance Goals have been satisfied to a particular extent. The Compensation Committee shall have the authority to determine whether the Performance Goals and other terms and conditions of the Award satisfied all determinations by the Compensation Committee as to the establishment of Performance Goals, the amount of any Award, and the achievement of Performance Goals relating to Awards shall be made in writing in the case of any Award granted to a Participant. The Compensation Committee may not delegate any responsibility relating to such Awards. The Compensation Committee shall have no discretion to modify or waive the Performance Goals or conditions to the grant or vesting of an Award unless such Award is not intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m) and the relevant Award Agreement provides for such discretion, without the approval of the Board.

4. Form and Timing of Payment

The payment described in Section 9.3 of this Plan shall be made in Common Stock, or in cash, or partly in Common Stock and partly in cash, at the discretion of the Plan Administrator and set forth in the Award Agreement. The value of any fractional shares shall be paid in cash. Payment shall be made in a lump sum or installments as prescribed by the Award Agreement, as applicable, and consistent with Section 409A. If Common Stock is to be converted into an amount of cash on any date, or if an amount of cash is to be converted into Common Stock on any date, such conversion shall be done at the then-current Fair Market Value of the Common Stock on such date.

5. Dividend Equivalents

The Award Agreement for Performance Shares or Performance Units shall specify whether, to what extent and on what terms and conditions the applicable Participant shall be entitled to receive current or delayed payments of cash, shares of Common Stock or other property corresponding to the dividends payable on the share of Common Stock. The Plan Administrator may provide that Performance Shares or Performance Units awarded under the Plan shall be entitled to an amount per Performance Share or Performance Unit equal in value to the cash dividend, if any, paid per share of Common Stock on issued and outstanding shares, on the dividend payment dates (“Dividend Payment Date”) occurring during the period between the date on which the Performance Shares or Performance Units are granted to the Participant and the date on which such Performance Shares or Performance Units are settled, cancelled, forfeited, waived, surrendered, or terminated under the Plan. Such paid amounts, called “dividend equivalents,” shall be accrued and paid in cash and/or Common Stock (including reinvestment in additional shares of Common Stock) and paid at such time as the Performance Share or Performance Unit to which it relates vests and settles as the Plan Administrator shall determine. The number of shares of Common Stock to be issued and/or reinvested shall be determined based on the Fair Market Value on the Dividend Payment Date. In the event the dividend equivalents are deferred, they shall be payable in accordance with the requirements of Section 409A.

SECTION 10 RESTRICTED STOCK

1. Grant of Restricted Stock

Subject to the limitations in Section 5.2 of this Plan, Restricted Stock may be granted to Participants in such number and at such times during the term of the Plan as the Plan Administrator shall determine. The Plan Administrator may grant Restricted Stock or provide for the grant of Restricted Stock, either from time to time in the discretion of the Plan Administrator or automatically upon the occurrence of specified events.

C-2-24

2. Restriction Period

Except as permitted ~~by the Plan Administrator and specified in the Award Agreement, during a period following the date of grant, as determined~~ by the Plan Administrator~~, which in no event shall be less than~~ and specified in the Award Agreement, the Restricted Stock shall be subject to the satisfaction of vesting and forfeiture conditions for a period of at least one (1) year with respect to Restricted Stock subject to restrictions based upon ~~time and~~employment or other service and at least one (1) year with respect to Restricted Stock subject to restrictions based upon the achievement of specific Performance Goals or other performance measures (the “Restriction Period”)~~, the Restricted Stock shall be subject to Section 19.2 of this Plan~~. During the Restriction Period, the Plan Administrator shall evidence the restrictions on the shares of Restricted Stock in such a manner as it determines is appropriate (including, without limitation, (i) by means of appropriate legends on certificates for shares of Restricted Stock that have been certificated, and (ii) by means of appropriate stop-transfer orders for shares of Restricted Stock credited to book-entry accounts).

3. Other Restrictions

The Plan Administrator shall impose such other restrictions on Restricted Stock granted pursuant to the Plan as it may deem advisable, including Performance Goals or other performance measures. The Plan Administrator may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for Restricted Stock delivered under the Plan may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody, until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any issuance of Restricted Stock, that the Participant shall have delivered a stock power endorsed in blank relating to the shares of Restricted Stock.

4. Voting Rights; Dividends and Other Distributions

A Participant receiving a grant of Restricted Stock shall be recorded as a stockholder of the Company with respect to such Restricted Stock. Except as otherwise provided under ~~the terms of the Plan or~~ an Award Agreement, a Participant who receives a grant of Restricted Stock shall have the rights of a stockholder with respect to such shares (except as provided in the restrictions on transferability), including the right to vote the shares and receive dividends and other distributions paid with respect to the underlying shares of Common Stock. The Award Agreement may provide that any cash dividend paid on a share of Common Stock subject to the Restricted Stock be (i) paid in cash on or about the Dividend Payment Date; (ii) accrued and paid at such time as the Restricted Stock to which it relates vests and settles; (iii) paid in Common Stock on or about the Dividend Payment Date; (iv) accrued and/or reinvested in additional shares of Common Stock and paid at such time as the Restricted Stock to which it relates vests and settles; or (v) in any combination thereof. The number of shares of Common Stock to be issued and/or reinvested shall be determined based on the Fair Market Value on the Dividend Payment Date. In the event the dividends are deferred, they shall be payable in accordance with the requirements of Section 409A.

5. Issuance of Shares; Settlement of Awards; Forfeiture

When the restrictions imposed by Section 10.2 of this Plan expire or otherwise lapse with respect to one or more shares of Restricted Stock, the Participant shall be obligated to return to the Company any certificate representing shares of Restricted Stock (if applicable), and the Company shall deliver to the Participant one (1) share of Common Stock (which may be delivered in book-entry or certificated form) in satisfaction of each share of Restricted Stock, which shares so delivered shall not contain any legend. The delivery of shares pursuant to this Section 10.5 of this Plan shall be subject to any required share withholding to satisfy tax withholding obligations pursuant to Section ~~19.10~~18.10 of this Plan. Any fractional shares subject to such Restricted Stock shall be paid to the Participant in cash. To the extent that the restrictions imposed by Section 10.2 of this Plan do not expire or otherwise lapse during or upon the end of the Restriction Period with respect to one or more shares of Restricted Stock pursuant to the terms and conditions thereof, such shares of Restricted Stock shall be

C-2-25

forfeited to the Company, and the Participant shall be obligated to return to the Company for cancellation any certificate(s) representing shares of such Restricted Stock (if applicable).

SECTION 11 RESTRICTED STOCK UNITS

1. Grant of Restricted Stock Units

Subject to the limitations in Section 5.2 of this Plan, Restricted Stock Units may be granted to Participants in such number and at such times during the term of the Plan as the Plan Administrator shall determine. The Plan Administrator may grant Restricted Stock Units or provide for the grant of Restricted Stock Units, either from time to time in the discretion of the Plan Administrator or automatically upon the occurrence of specified events.

2. Restriction Period

Except as permitted by the Plan Administrator and specified in the Award Agreement, ~~during a period following the date of grant~~the Restricted Stock Units shall be subject to the satisfaction of vesting conditions, as determined by the Plan Administrator, ~~which in~~for a period of no ~~event shall be~~ less than one (1) year with respect to Restricted Stock Units subject to restrictions based upon ~~time~~employment or other service and one (1) year with respect to Restricted Stock Units subject to restrictions based upon the achievement of specific Performance Goals or other performance measures (the “Restriction Period”)~~, the Restricted Stock Units shall be subject to Section 19.2 of this Plan~~.

3. Other Restrictions

The Plan Administrator shall impose such other restrictions on Restricted Stock Units granted pursuant to the Plan as it may deem advisable, including the requirement that certain pre-established Performance Goals be met. A Participant receiving a grant of Restricted Stock Units shall not be recorded as a stockholder of the Company with respect to shares of Common Stock that may be issued in settlement of such Restricted Stock Units, and shall not acquire any rights of a stockholder with respect thereto, unless or until the Participant is issued shares of Common Stock in settlement of such Restricted Stock Units.

4. Dividend Equivalents

The Award Agreement for Restricted Stock Units shall specify whether, to what extent and on what terms and conditions the applicable Participant shall be entitled to receive current or delayed payments of cash, shares of Common Stock or other property corresponding to the dividends payable on the shares of Common Stock. The Award Agreement may provide that Restricted Stock Units awarded under the Plan shall be entitled to an amount per Restricted Stock Unit equal in value to the cash dividend, if any, paid per share of Common Stock on issued and outstanding shares, on the Dividend Payment Dates occurring during the period between the date on which the Restricted Stock Units are granted to the Participant and the date on which such Restricted Stock Units are settled, cancelled, forfeited, waived, surrendered, or terminated under the Plan. Such paid amounts, called “dividend equivalents,” shall be (i) paid in cash on or about the Dividend Payment Date or accrued and paid at such time as the Restricted Stock Unit to which it relates vests and settles, (ii) paid in Common Stock on or about the Dividend Payment Date or accrued and/or reinvested in additional shares of Common Stock and paid at such time as the Restricted Stock Units to which it relates vests and settles, or (iii) paid in any combination thereof of cash or Common Stock. The number of shares of Common Stock to be issued and/or reinvested shall be determined based on the Fair Market Value on the Dividend Payment Date. In the event the dividend equivalents are deferred, they shall be payable in accordance with the requirements of Section 409A.

5. Issuance of Shares; Settlement of Awards; Forfeiture

~~When~~Except as permitted by the Plan Administrator and specified in the Award Agreement, when the restrictions imposed by Section 11.2 of this Plan expire or otherwise lapse with respect to one or more Restricted

C-2-26

Stock Units, Restricted Stock Units shall be settled (i) in cash, or (ii) by the delivery to the Participant of the number of shares of Common Stock equal to the number of the Participant’s Restricted Stock Units that are vested, or any combination thereof, as the Plan Administrator shall determine and is in accordance with Section 409A. The delivery of shares pursuant to this Section 11.5 shall be subject to any required share withholding to satisfy tax withholding obligations pursuant to Section ~~19.10~~18.10 of this Plan. Any fractional shares subject to such Restricted Stock Units shall be paid to the Participant in cash. To the extent that the restrictions imposed by Section 11.2 of this Plan do not expire or otherwise lapse during or upon the end of the Restriction Period with respect to one or more Restricted Stock Units pursuant to the terms and conditions thereof, such Restricted Stock Units shall be forfeited and cancelled.

SECTION 12 INCENTIVE AWARDS

1. Incentive Awards

Prior to the beginning of each Performance Period, or not later than ninety (90) days following the commencement of the relevant fiscal year (or such other time as may be required or permitted for “performance-based compensation” under Section 162(m), if applicable), the Plan Administrator shall establish Performance Goals or other performance measures which must be achieved for any Participant to receive an Incentive Award for that Performance Period intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m). The Performance Goals or other performance measures may be based on any combination of corporate and business unit Performance Goals or other performance measures. The Plan Administrator may also establish one or more Company-wide Performance Goals or other performance measures which must be achieved for any Participant to receive an Incentive Award for that Performance Period. Such Performance Goals or other performance measures may include a threshold level of performance below which no Incentive Award shall be earned, target levels of performance at which specific Incentive Awards will be earned, and a maximum level of performance at which the maximum level of Incentive Awards will be earned. Each Incentive Award shall specify the amount of cash and the amount of any shares of Common Stock or other Awards subject to such Incentive Award~~.~~, provided, that the Award Agreement may permit the Plan Administrator, in its sole discretion, to reduce (but not increase) the amount of any Incentive Award to be paid under the Plan.

2. Performance Goal Certification

An Incentive Award shall become payable to the extent provided herein and in the related Award Agreement ~~in the event that~~, provided that in the case of Awards intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m), the Plan Administrator certifies in writing prior to payment of the Incentive Award that the Performance Goals or other performance measures selected for a particular Performance Period have been attained. In no event will an Incentive Award be payable under this Plan if the threshold level of performance set for each Performance Goal or other performance measure for the applicable Performance Period is not attained.

~~3. Participant’s Performance~~

~~A Participant’s individual performance must be satisfactory as determined by the Plan Administrator, regardless of the Company’s performance and the attainment of Performance Goals or other performance measures, before he or she may be paid an Incentive Award. In evaluating a Participant’s performance, the Plan Administrator shall consider the Performance Goals or other performance measures, the Participant’s responsibilities and accomplishments, and such other factors as it deems appropriate.~~

3. ~~4.~~ Required Payment of Incentive Awards

The Plan Administrator shall make a determination, as soon as administratively possible after the information that is necessary to make such a determination is available for a particular Performance Period,

C-2-27

whether the Performance Goals or other performance measures for the Performance Period have been achieved, the amount of the Incentive Award for each Participant, and whether the Incentive Award shall be paid in cash, shares of Common Stock and/or other Awards under the Plan. The Plan Administrator shall certify the foregoing determinations in writing as provided in Section ~~2.33 of this Plan. In the absence of an~~2.32 of this Plan; provided, that the Plan Administrator may, in its sole discretion, reduce, but not increase, the amount of the Incentive Award to be paid under the Plan. In the absence of a valid and timely deferral election by the Participant or the Company pursuant to Section 14 of this Plan, and except as otherwise provided in an Award Agreement or explicitly provided herein, the Incentive Award shall be paid as soon as practicable, but in no event later than March 15 following the end of the calendar year in which the foregoing determinations have been made.

SECTION 13 CASH AWARDS AND OTHER STOCK-BASED AWARDS

1. Grant of Cash Awards

Subject to the terms and provisions of this Plan, the Plan Administrator, at any time and from time to time, may grant cash awards to Participants in such amounts and upon such terms, including the achievement of Performance Goals or other specific performance measures, as the Plan Administrator may determine (each, a “Cash Award”).

2. Other Stock-Based Awards

The Plan Administrator may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted shares of Common Stock, Awards in lieu of obligations to pay cash or deliver other property, or Common Stock) in such amounts and subject to such terms and conditions, as the Plan Administrator shall determine (each an “Other Stock-Based Award”). Such Other Stock-Based Awards may involve the transfer of Common Stock to Participants, or payment in cash or otherwise of amounts based on or valued in whole or in part by reference to the value of Common Stock.

3. Value of Cash Awards and Other Stock-Based Awards

Each Cash Award granted pursuant to this Section 13 shall specify a payment amount or payment range as determined by the Plan Administrator. Each Other Stock-Based Award shall be expressed in terms of Common Stock or units based on Common Stock, as determined by the Plan Administrator. The Plan Administrator may establish performance measures applicable to such Awards in its discretion. If the Plan Administrator exercises its discretion to establish performance measures, the number and/or value of such cash awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance measures are met.

4. Payment of Cash Awards and Other Stock-Based Awards

Payment, if any, with respect to a Cash Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Common Stock as the Plan Administrator determines, and in ~~accordance~~a manner that complies with or is exempt from Section 409A ~~so as not to be treated as payment made pursuant to a nonqualified deferred compensation plan~~. The value of any fractional shares shall be paid in cash.

SECTION 14 DEFERRAL ELECTIONS

The Plan Administrator may, in its sole discretion, and to the extent permitted by applicable law (including, without limitation, Section 409A), permit or require Employees to defer all or any portion of Awards under the Plan. Any such deferrals shall be subject to such terms, conditions, and procedures that the Company may establish from time to time in its sole discretion and consistent with the ~~advance and subsequent deferral election~~ requirements of Section 409A.

C-2-28

SECTION 15 TERMINATION OF SERVICE

1. General

(a) The Award Agreement applicable to each Award shall set forth the effect of a Termination of Service upon such Award; provided, however, that, except ~~in the event of death or Disability, and unless explicitly provided herein or~~as set forth otherwise in an Award Agreement or as determined by the Plan Administrator, (i) all of a Participant’s unvested and/or unexercisable Awards shall automatically be forfeited upon a Termination of Service for any reason, and~~, except as provided in Section 7.3(h), as to Awards consisting of Options or Stock Appreciation Rights,~~ the Participant shall be permitted to exercise the vested portion of the Option or Stock Appreciation Right for ~~at least three (3) months following termination of his or her employment,~~ninety (90) days following Termination of Service, or in the case of a Termination of Service by reason of death or Disability of the Participant, for one (1) year following Termination of Service, but in each case, in no event may the Participant be permitted to exercise any portion of the Option or Stock Appreciation Right following the expiration date of the Option or Stock Appreciation Right; and (ii) all of a Participant’s unvested Awards shall automatically be forfeited upon Termination of Service for Cause ~~or without Good Reason~~, and the Participant shall cease to be permitted to exercise any portion of an Option or Stock Appreciation Right (whether vested or unvested) following Termination of Service for Cause.

(b) Provisions relating to the effect of a Termination of Service upon an Award shall be determined in the sole discretion of the Plan Administrator, and need not be uniform among all Awards or among all Participants. Unless the Plan Administrator determines otherwise in accordance with Section 409A ~~of the Code~~, the transfer of the employment or other service of a Participant ~~as~~ between the Company and a Subsidiary shall not constitute a Termination of Service. ~~The Plan Administrator shall have the discretion to determine the effect, if any, that a sale or other disposition of an Employer will have on the Participant’s Awards~~Except as otherwise determined by the Plan Administrator in accordance with Section 409A, upon an Employer or a Subsidiary ceasing to meet the requirements in the Plan for an Employer or a Subsidiary, as the case may be, the Employees, Consultants, and Directors of such Employer or Subsidiary shall be deemed to have experienced a Termination of Service.

~~2. Termination of Service without Cause or with Good Reason~~

~~In the event of a Participant’s Termination of Service by the Company without Cause, or by the Participant for Good Reason:~~

~~(a) Any Options and Stock Appreciation Rights outstanding which are not then exercisable and vested, shall become fully exercisable and vested.~~

~~(b) The restrictions applicable to any Restricted Stock or Restricted Stock Unit Award which are not performance based shall lapse, and such Restricted Stock or Restricted Stock Unit shall become free of all restrictions and become fully vested and transferable.~~

~~(c) The restrictions applicable to any Performance Share or Performance Unit Award and any performance-based Restricted Stock or Restricted Stock Unit Award granted pursuant to Sections 9, 10, or 11 of this Plan shall become free of all restrictions and become fully vested and transferable.~~

~~(d) Any restrictions applicable to Cash Awards and Other Stock-Based Awards shall immediately lapse and become payable within twenty (20) days following the Termination of Service.~~

C-2-29

SECTION 16 EFFECT OF A CHANGE OF CONTROL

1. General

~~Notwithstanding any other provision of the Plan to the contrary and unless~~The Award Agreement applicable to each Award shall set forth the effect of a Change of Control upon such Award; provided, however, that, except as set forth otherwise ~~provided~~ in ~~any applicable~~an Award Agreement~~, or any applicable employment, consulting, change of control severance, or similar service agreement between a Participant and an Employer, in the event of a Change of Control:~~

~~(a) Any Options and Stock Appreciation Rights outstanding which are not then exercisable and vested, shall become fully exercisable and vested.~~

~~(b) The restrictions applicable to any Restricted Stock or Restricted Stock Unit Award which are not performance based shall lapse, and such Restricted Stock or Restricted Stock Unit shall become free of all restrictions and become fully vested and transferable.~~

~~(c) The restrictions applicable to any Performance Share or Performance Unit Award and any performance-based Restricted Stock or Restricted Stock Unit Award granted pursuant to Sections 9, 10, or 11 of this Plan shall become free of all restrictions and become fully vested and transferable.~~

~~(d) Any restrictions applicable to Cash Awards and Other Stock-Based Awards shall immediately lapse and become payable within twenty (20) days following the Change of Control.In addition to the Plan Administrator’s authority set forth in Sections 5.3 of this Plan, in order to maintain the Participants’ rights in the event of any Change of Control, the Plan Administrator, as constituted before such Change of Control, is hereby authorized, and has sole discretion, as to any Award, either at the time such Award is made hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant’s rights had such Award been currently exercisable or payable, as long as such purchase does not result in taxation to the Participant under Section 409A; or (ii) cause any such Award then outstanding to be assumed, or new rights substituted there for, by the acquiring or surviving entity after such Change of Control. The Plan Administrator may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company.~~ upon a Change of Control, a Participant’s Award shall be treated in accordance with one or more of the following methods as determined by the Plan Administrator in its sole discretion:

(a) The Plan Administrator, in its sole discretion, may accelerate, vest or cause the restrictions to lapse with respect to all or any portion of an Award.

(b) The Plan Administrator, in its sole discretion, may provide for any such Awards, whether or not then vested, to be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 5.3 or Section 5.4 hereof, as determined by the Plan Administrator in its sole discretion. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendments thereto).

(c) The Plan Administrator, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change of Control Price (as defined below) of the shares of Common Stock covered by such Awards, over, in the case of Options and Stock Appreciation Rights, the aggregate exercise price of such Awards. For purposes of this Plan, the “Change of Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change of Control of the Company; provided, however, that such price shall not exceed the Fair Market Value of the Common Stock at the time of purchase as determined in accordance Section 409A of the Code.

C-2-30

(d) The Plan Administrator may, in its sole discretion, provide for the cancellation of any Options and Stock Appreciation Rights without payment, if the Change of Control Price is less than the exercise price of such Appreciation Award.

Notwithstanding anything else herein, the Plan Administrator may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of all or a portion of an Award at any time. Provisions relating to the effect of a Change of Control upon an Award shall be determined in the sole discretion of the Plan Administrator, and need not be uniform among all Awards or among all Participants. The Plan Administrator may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company.

SECTION 17 REGULATORY APPROVALS AND LISTING

The Company shall not be required to issue any certificate or create a book-entry account for shares of Common Stock under the Plan prior to:

(a) obtaining any approval or ruling from the U.S. Securities and Exchange Commission, the Internal Revenue Service, or any other governmental agency which the Company, in its sole discretion, shall determine to be necessary or advisable;

(b) listing of such shares on any stock exchange on which the Common Stock may then be listed; and

(c) completing any registration or other qualification of such shares under any federal or state laws, rulings, or regulations of any governmental body which the Company, in its sole discretion, shall determine to be necessary or advisable.

All certificates, or book-entry accounts, for shares of Common Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Plan Administrator may deem advisable under the rules, regulations, and other requirements of the U.S. Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities laws, and the Plan Administrator may cause a legend or legends to be placed on any such certificates, or notations on such book-entry accounts, to make appropriate reference to such restrictions. The foregoing provisions of this paragraph shall not be effective if and to the extent that the shares of Common Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, as amended, and if and so long as the Plan Administrator determines that application of such provisions are no longer required or desirable. In making such determination, the Plan Administrator may rely upon an opinion of counsel for the Company. Without limiting the foregoing, the Plan Administrator may impose such restrictions, conditions, or limitations as it determines to be appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by a Participant of any shares of Common Stock issued under this Plan, including, without limitation, (i) restrictions under an insider trading policy, (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by one or more Participants, and (iii) restrictions as to the use of a specified brokerage firm for such resales or other transfers.

~~SECTION 18 TREATMENT UPON DEATH OR DISABILITY~~

~~Except as otherwise provided in an Award Agreement or any special Plan document governing an Award or any employment, consulting, change of control severance, or similar service agreement between a Participant and an Employer, upon a Termination of Service by reason of death or Disability:~~

~~(a) All of such Participant’s outstanding Options and Stock Appreciation Rights shall become fully exerciseable, and shall thereafter remain exercisable for a period of one (1) year or until the earlier expiration of the original term of the Option or Stock Appreciation Right~~

C-2-31

~~(b) All time-based vesting restrictions on the Participant’s outstanding Awards shall lapse as of the date of such termination; and~~

~~(c) The payout opportunities attainable under all of that Participant’s outstanding performance-based Awards shall be determined as provided in the Award Agreement or any special Plan document governing the Award, or any employment, consulting, change of control severance, or similar service agreement with Participant.~~

~~To the extent that this Section 18 causes Stock Options to exceed the dollar limitation set forth in Section 422(b) of the Code, the excess Options shall be deemed Nonqualified Options.~~

SECTION 18 ~~SECTION 19~~ GENERAL PROVISIONS

1. Clawback/Forfeiture Events

(a) If required by Company policy, by the Sarbanes-Oxley Act of 2002, and/or by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 or other applicable laws, each Participant’s ~~Award~~Awards shall be ~~conditioned on~~subject to repayment or forfeiture in accordance with such applicable laws~~,~~ and Company policy~~, and~~ (regardless of whether specified in the applicable Award Agreement, and without limitation on any relevant provisions in the ~~related Award Agreement~~applicable Award Agreement).

(b) The Plan Administrator may specify in an Award Agreement, by resolution or otherwise, that a Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award and/or any Company recoupment, repayment or forfeiture policy. Such events may include, without limitation, termination of employment for Cause, violation of material policies that may apply to the Participant, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company or a Subsidiary.

2. Nontransferability

Unless otherwise provided in the Plan and permitted by law, including but not limited to the Code, the right of a Participant or Beneficiary to the payment of any Award granted under the Plan, and the rights and privileges conferred thereby, shall not be subject to execution, attachment, or similar process, and may not be transferred, assigned, pledged, or hypothecated in any manner (whether by operation of law or otherwise), other than by will or by the applicable laws of descent and distribution, unless the Participant has received the Plan Administrator’s prior written consent. Except as otherwise provided for under the Plan, if any Participant attempts to transfer, assign, pledge, hypothecate, or otherwise dispose of any Award under the Plan, or of any right or privilege conferred thereby, contrary to the provisions of the Plan or such Award, or suffers the sale or levy or any attachment or similar process upon the rights or privileges conferred thereby, all affected Awards held by such Participant shall be immediately forfeited.

3. No Individual Rights

Nothing contained in the Plan, or in any Award granted pursuant to the Plan, shall confer upon any Participant any right to continue in the employ of, or as a Consultant for, the Company or a Subsidiary, nor interfere in any way with the right of the Company or a Subsidiary to terminate the employment or service of such Participant at any time with or without assigning any reason there for, except to the extent expressly provided otherwise in a written agreement between the Participant and the Company or any Employer.

C-2-32

4. Other Compensation

Unless determined otherwise by the Plan Administrator or required by contractual obligations, the grant, vesting, or payment of Awards under the Plan shall not be considered as part of a Participant’s salary or used for the calculation of any other pay, allowance, pension, or other benefit, unless otherwise permitted by other benefit plans provided by the Company or a Subsidiary, or required by law or by contractual obligations of the Company or a Subsidiary.

5. Leaves of Absence and Change in Status

Leaves of absence for such periods and purposes conforming to the personnel policy of the Company, or of a Subsidiary, as applicable, shall not be deemed a Termination of Service, unless a Participant commences a leave of absence from which he or she is not expected to return to active employment or service with the Company or a Subsidiary; provided, however, that except as otherwise set forth in the Award Agreement, the Plan Administrator may suspend vesting of Awards during a leave of absence. The foregoing notwithstanding, with respect to Incentive Stock Options, employment shall not be deemed to continue beyond the first ninety (90) days of such leave unless the Participant’s reemployment rights are guaranteed by statute or contract. With respect to any Participant who, after the date an Award is granted under this Plan, ceases to be employed by or provide services to the Company or a Subsidiary on a full-time basis but continues to be employed or provide services on a part-time basis, the Plan Administrator may make appropriate adjustments, as determined in its sole discretion, as to the number of shares issuable under, the vesting schedule of, or the amount payable under any unvested Awards held by such Participant.

6. Transfers

In the event a Participant is transferred from the Company to a Subsidiary, or vice versa, or is promoted or given different responsibilities, Awards granted to the Participant prior to such date shall not be affected by such event, except as otherwise provided in an Award Agreement or Individual Agreement.

7. Unfunded Obligations

Any amounts (deferred or otherwise) to be paid to Participants pursuant to the Plan are unfunded obligations. Neither the Company nor any Subsidiary is required to segregate any monies from its general funds, to create any trusts, or to make any special deposits with respect to this obligation. The Plan Administrator, in its sole discretion, may direct the Company to share with a Subsidiary the costs of a portion of the Incentive Awards paid to Participants who are executives of those companies. Beneficial ownership of any investments, including trust investments which the Company may make to fulfill this obligation, shall at all times remain in the Company. Any investments and the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or a fiduciary relationship between the Plan Administrator, the Company, or any Subsidiary, and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s Beneficiary or the Participant’s creditors in any assets of the Company or a Subsidiary whatsoever. The Participants shall have no claim against the Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

8. Beneficiaries

The designation of a Beneficiary shall be on a form provided by the Company, executed by the Participant (with the consent of the Participant’s spouse, if required by the Company for reasons of community property or otherwise), and delivered to a designated representative of the Company. The Company may, in its discretion, utilize an electronic process for Beneficiary designations. A Participant may change his or her Beneficiary designation at any time. A designation by a Participant under any predecessor plans shall remain in effect under the Plan, unless such designation is revoked or changed under the Plan. In the event that a Participant becomes

C-2-33

divorced, a Beneficiary designation under this Plan or a predecessor plan in favor of his or her divorced spouse shall become void as of the effective date of the divorce, unless the Participant re-designates the former spouse as his or her Beneficiary following the effective date of the divorce. If no Beneficiary is designated, if the designation is ineffective, or if the Beneficiary dies before the balance of a Participant’s benefit is paid, the balance shall be paid to the Participant’s ~~spouse, or if there is no surviving spouse, to the Participant’s~~ estate. Notwithstanding the foregoing, however, a Participant’s Beneficiary shall be determined under applicable state law if such state law does not recognize Beneficiary designations under plans of this sort and is not preempted by laws which recognize the provisions of this Section ~~19.8.~~18.8. In the event that the Plan Administrator determines that two or more claims are made by claimed Beneficiaries against the Plan for an Award, the Plan Administrator may initiate an interpleader action in a court of competent jurisdiction to resolve the controversy.

In the event that an Award has vested, its restrictions have lapsed, or it has been exercised and the underlying shares of Common Stock relating to such award have been transferred to a brokerage account, it is the responsibility of the Participant to establish and maintain beneficiary designations with that broker.

9. Governing Law

The Plan, all Award Agreements and all corporate law matters with respect to the Company shall be governed by the General Corporation Law of the State of Delaware.

10. Satisfaction of Tax Obligations

Appropriate provision shall be made for all taxes required to be withheld in connection with the grant, vesting, exercise, or other taxable event with respect to Awards under the applicable laws and regulations of any governmental authority, whether federal, state, or local and whether domestic or foreign, including, without limitation, the required withholding of a sufficient amount of Common Stock otherwise issuable to a Participant to satisfy such required tax withholding obligations. To the extent provided by the Plan Administrator, a Participant is permitted to deliver Common Stock (including shares acquired pursuant to the exercise of an Option or Stock Appreciation Right other than the Option or Stock Appreciation Right currently being exercised, to the extent permitted by applicable regulations) for payment of withholding taxes ~~on the exercise of an Option or Stock Appreciation Right, upo~~nin connection with the grant ~~or~~, vesting, exercise and/or settlement of ~~Restricted Stock or Restricted Stock Units, or upon the payout of Performance Shares, Performance Units, or Incentive~~ Awards, as the case may be, or as of any other date required by applicable law. Common Stock may be required to be withheld from the shares issuable to the Participant upon the exercise of an Option or Stock Appreciation Right, upon the vesting and/or settlement of Restricted Stock or Restricted Stock Units, or upon the payout of Performance Shares or Performance Units, to satisfy such required tax withholding obligations. The Fair Market Value of Common Stock as delivered pursuant to this Section ~~19.10~~18.10 shall be determined as of the day of such ~~delivery~~exercise, vesting and/or settlement, as the case may be, or as of any other date required by applicable law, and shall be calculated in accordance with Section ~~2.23~~2.22 of this Plan.

Any Participant who makes an election under Section 83(b) of the Code shall, within ten (10) days of making such election, notify the Company in writing of such election and shall provide the Company or such Participant’s Employer with a copy of such election form filed with the U.S. Internal Revenue Service.

A Participant is solely responsible for obtaining, or failing to obtain, tax advice with respect to participation in the Plan, including prior to the Participant’s (i) entering into any transaction under or with respect to the Plan, (ii) designating or choosing the times of distributions under the Plan, (iii) the making of any elections applicable to the Participant in connection with any Award under the Plan, including, without limitation, an election under Section 83(b) of the Code, or (iv) disposing of any Common Stock issued under the Plan.

11. Participants in Foreign Jurisdictions

The Plan Administrator shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of any countries in which the Company or

C-2-34

any Subsidiary may operate, to ensure the viability of the benefits from Awards granted to Participants employed in such countries, to meet the requirements of applicable foreign laws that permit the Plan to operate in a qualified or tax-efficient manner, to comply with applicable foreign laws, and to meet the objectives of the Plan; provided, however, that no such action taken pursuant to this Section shall result in a “material revision” of the Plan under applicable securities exchange corporate governance rules.

SECTION 19 ~~SECTION 20~~ REGULATORY COMPLIANCE

1. Rule 16b-3 ~~and Section 162(m)~~

The Company’s intention is that, so long as any of the Company’s equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, the Plan shall comply in all respects with the rules of any exchange on which the Common Stock is traded and with Rule 16b-3. ~~In addition, it is the Company’s intention that, as to Covered Employees, unless otherwise indicated in an Award Agreement, Options, Stock Appreciation Rights, Performance Shares, Performance Units, and Incentive Awards shall be designed to qualify as performance-based compensation under Section 162(m).~~ If any Plan provision is determined not to be in compliance with the foregoing intentions, that provision shall be deemed modified as necessary to meet the requirements of any such exchange~~,~~ and Rule 16b-~~3, and Section 162(m).~~3.

2. Section 162(m)

It is the intent of the Company that Awards granted to persons who are designated by the Plan Administrator as Covered Employees shall, if and to the extent so designated by the Plan Administrator, qualify as performance-based compensation under Section 162(m). If any provision of the Plan as in effect on the date of adoption of any agreements relating to Performance Awards that are designated as intended to qualify as performance-based compensation under Section 162(m) does not qualify or is inconsistent with the requirements of Section 162(m) of the Code, such provision shall be construed or, to the extent permitted under the Code, deemed amended to the extent necessary to conform to such requirements. The Plan Administrator shall have no discretion to modify or waive the Performance Goals or conditions to the grant or vesting of an Award, unless such Award is not intended to qualify as performance-based compensation under Section 162(m) and the relevant Award Agreement provides for such discretion. Notwithstanding the foregoing, to the extent permitted in the relevant Award Agreement and/or subplan, the Plan Administrator may, in its sole discretion, reduce (but not increase) the amount payable in respect of an Award intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m); provided, however, that the Plan Administrator may not exercise discretion to increase the amount payable in respect of an Award intended to qualify for the exemption from the limitation on deductibility imposed by Section 162(m).

3. ~~2.~~ Section 409A

The Plan is intended to be administered, operated, and construed in compliance with Section 409A and any regulations or other guidance issued thereunder. Notwithstanding this or any other provision of the Plan to the contrary, the Board or the Plan Administrator may ( but shall have no obligation to) amend the Plan or any Award in any manner, or take any other action, that either of them determines, in its sole discretion, is necessary, appropriate, or advisable to cause the Plan to either be exempt from, or comply with, Section 409A and any regulations or other guidance issued thereunder. Any such action, once taken, shall be deemed to be effective from the earliest date necessary and applicable to avoid a violation of Section 409A, and shall be final, binding, and conclusive on all Participants and other individuals having or claiming any right or interest under the Plan. None of the Company, any Affiliate, the Plan Administrator nor any of their respective agents shall have any liability to any Participant or beneficiary thereof as a result of any tax, interest, penalty or other payment required to be paid or due pursuant to Section 409A of the United States Internal Revenue Code or any obligations or damages arising from a violation of or failure to comply with Section 409A.

C-2-35

Notwithstanding the provisions of the Plan or any Award Agreement, if a Participant is a “specified employee” upon his or her “separation from service” (within the meaning of such terms in Section 409A under such definitions and procedures as established by the Company in accordance with Section 409A), any portion of a payment, settlement, or other distribution made upon such a “separation from service” that would cause the acceleration of, or an addition to, any taxes pursuant to Section 409A will not commence or be paid until a date that is six (6) months and one (1) day following the applicable “separation from service.” Any payments, settlements, or other distributions that are delayed pursuant to this Section ~~20.2~~19.3 following the applicable “separation from service” shall be accumulated and paid to the Participant in a lump sum without interest on the first business day immediately following the required delay period.

SECTION 20 ~~SECTION 21~~ ESTABLISHMENT AND TERM OF PLAN

The Plan was adopted by the Board on September 26, 2016, and ~~is subject to approval~~was approved by the Company’s stockholders~~. If approved by the stockholders, this Plan will replace~~ on February 9, 2017. This Plan became effective on the Effective Date, and upon such effectiveness, this Plan replaced the Prior Plans, and no further Awards ~~will~~are to be made under the Prior Plans~~. This Plan shall become effective on the Effective Date, and~~ from and after the Effective Date. This Amended and Restated Plan was adopted by the Board on [            ], 2017, subject to approval by the Company’s stockholders. The Amended and Restated Plan shall become effective on the Restatement Effective Date, and shall remain in effect for a period of ten (10) years after the Restatement Effective Date. If the Amended and Restated Plan is not so approved by the stockholders, all provisions of the Initial Plan shall remain effective. After this Plan is terminated, no future Awards may be granted pursuant to the Plan, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.

SECTION 21 ~~SECTION 22~~ AMENDMENT, TERMINATION, OR DISCONTINUANCE OF THE PLAN

1. Amendment of Plan

Subject to approval of the Board with respect to amendments that are required by law or regulation or stock exchange rules to be submitted to the stockholders of the Company for approval, the Board or the Compensation Committee may from time to time make such amendments to the Plan as it may deem proper and in the best interests of the Company, including, without limitation, any amendment necessary to ensure that the Company may obtain any regulatory approval referred to in Section 17 of this Plan; provided, however, that (i) to the extent required by applicable law, regulation, or stock exchange rule, stockholder approval shall be required, and (ii) except as otherwise provided in the Plan, no change in any Award previously granted under the Plan may be made without the consent of the Participant if such change would impair the ~~right~~rights of the Participant under the Award ~~to acquire or retain Common Stock or cash that the Participant may have acquired as a result of the Plan~~.

2. Termination or Suspension of Plan

The Board or Compensation Committee may at any time suspend the operation of or terminate the Plan with respect to any Common Stock or rights which are not at that time subject to any Award outstanding under the Plan.

3. Section 162(m) Approval

If so determined by the Plan Administrator, the provisions of the Plan relating to Performance Goals and Awards that are intended to constitute “performance-based compensation” under Section 162(m) shall be disclosed to, and reapproved by, the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Restatement Effective Date occurs (or at any such other time as may be required or allowed by Section 162(m)) in order for Awards that are intended to constitute

C-2-36

“performance-based compensation” under Section 162(m) granted after such time to be exempt from the deduction limitations of Section 162(m).

~~* * * * *~~

~~[Signature page follows]~~

C-2-37

~~IN WITNESS WHEREOF, the Company has caused this 2016 Omnibus Incentive Compensation Plan to be executed effective as of February 9, 2017.~~

~~TELLURIAN INC.~~

~~/s/ Meg A. Gentle~~
~~Meg A. Gentle President and Chief Executive Officer~~

C-2-38

PRELIMINARY—SUBJECT TO COMPLETION—JULY 24, 2017

TELLURIAN INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717

SUBMIT YOUR PROXY BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

SUBMIT YOUR PROXY BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E31683-P96168 KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TELLURIAN INC. The Board of Directors recommends you vote FOR each of the nominees listed:		For All	Withhold All	For All Except		To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1.	Election of Directors Nominees: 01) Diana Derycz-Kessler 02) Dillon J. Ferguson 03) Meg A. Gentle	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain				For	Against	Abstain
2.	Ratification of appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Tellurian Inc. (the “Company”) for the fiscal year ending December 31, 2017.	☐	☐	☐		3e. Add a provision that permits stockholder action by written consent only if such action and the taking of such action by written consent have been previously approved by the Board.		☐	☐	☐

3.	Proposal to adopt an Amended and Restated Certificate of Incorporation to:

3a.    Increase the number of shares of common stock the Company is authorized to issue from 300 million to 400 million, to increase the number of shares of preferred stock the Company is authorized to issue from 50 million to 100 million, and to eliminate the Series B convertible preferred stock that is no longer outstanding.

		☐	☐	☐		3f. Add a “forum selection clause” pursuant to which certain legal actions would be subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware.		☐	☐	☐

	3b. Eliminate the right of the holders of common stock to vote with respect to future amendments to the Certificate of Incorporation that relate solely to the terms of the preferred stock.	☐	☐	☐

3g.   Make certain non-substantive amendments to eliminate provisions that are no longer necessary due to changes in applicable law, merely repeat what the Delaware General Corporation Law otherwise provides, or are otherwise unnecessary or outdated, and to provide additional clarity and/or to address minor matters.

								☐	☐	☐

	3c. Add a provision giving the Board the exclusive authority to set the size of the Board.	☐	☐	☐	4.	Proposal to approve and adopt an Amended and Restated Tellurian Inc. 2016 Omnibus Incentive Compensation Plan.		☐	☐	☐

	3d. Add provisions relating to the Company’s classified board structure, the filling of vacancies and the removal of directors. These provisions are now set forth in the current by-laws of the Company.	☐	☐	☐	5.	Non-binding advisory resolution to approve the compensation of the Company’s named executive officers.		☐	☐	☐
		Yes	No			The Board of Directors recommends you vote 3 YEARS on the following proposal:	3 Years	2 Years	1 Year	Abstain
Please indicate if you plan to attend this meeting.		☐	☐		6.	Non-binding advisory resolution to approve the frequency of future advisory votes on compensation of the Company’s named executive officers.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, dated             , 2017.

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.

	Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

— — — — —  — — — — —  — — — — —  — — — —  —  — — —  — —  — —  —  — —  — — —  — —  — — —  —

E31684-P96168

TELLURIAN INC.

Annual Meeting of Stockholders

            , 2017          AM, CDT

This proxy is solicited by or on behalf of the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Daniel A. Belhumeur and Meredith S. Mouer, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot and in their discretion on any other matters that may properly come before the meeting, all of the shares of common stock of that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at          AM, CDT on,             , 2017, at the Petroleum Club of Houston, 1201 Louisiana Street, 35th Floor, Houston, TX 77002, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side